                                                             [LOGO OF ISG FUNDS]







                                   [GRAPHIC]





                                                 ANNUAL REPORT December 31, 1999

                                                             [LOGO OF ISG FUNDS]




The ISG Funds provide shareholders with a variety of features to make investing in the Funds easy, convenient and manageable.

ISG FUND FACTS

ISG Fund Features          ISG Fund Benefits

Professional Investment    The investment managers at First American National
Management                 Bank are experienced investment professionals who
                           oversee the investments in each mutual fund.


Low Minimum Investment     Initial investments in the Funds can be as low as
                           $1,000.


Dedicated Customer         Account information is available from helpful
Service                    representatives. Just call 1-800-852-0045.


Automatic Investments      Investments can be made once or twice a month with
                           automatic transfers from your checking account to your Fund account.


Dollar Cost Averaging      Dollar Cost Averaging is a means of investing by
                           which you invest a fixed dollar amount on a consistent basis. You invest whether the financial markets are high or low. As a result, you buy more shares when prices are low and fewer when prices are high. In this way, you can achieve a lower average cost per share.*


Automatic Withdrawals      Automatic withdrawals from your Fund account can be
                           made and credited to any account you designate.


Free Exchange Privileges   Shares of a Fund can be exchanged into shares of
                           other ISG Funds at no cost.**


Regular Informative        You will receive account statements after each
Statements and Reports     transaction, plus regular financial reports
                           highlighting performance and investment strategies.


Dividend Reinvestment      Dividend income and capital gains can be reinvested
                           automatically in additional shares of a Fund.


Daily Redemptions          Shares are redeemable each business day (at the net
                           asset value per share, which may be worth more or less than your original cost, next determined after receipt of your redemption request) by mail, telephone or bank wire.

* Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. You should consider your financial ability to continue your investment program during periods of extreme share price fluctuations.

** Exchange privileges may be modified or discontinued by the Funds at any time.
   Upon redemption, shares may be worth more or less than their original cost.

                               Table of Contents

                    Letter from the Chief Investment Officer
                                     Page 1

                           Treasury Money Market Fund
                            Prime Money Market Fund
                          Tax-Exempt Money Market Fund
                                     Page 3

                       Limited Term U.S. Government Fund
                                    Page 21

                             Government Income Fund
                                    Page 29

                             Municipal Income Fund
                                    Page 39

                     Limited Term Tennessee Tax-Exempt Fund
                                    Page 49

                           Tennessee Tax-Exempt Fund
                                    Page 57

                            Limited Term Income Fund
                                    Page 67

                                  Income Fund
                                    Page 77

                               Equity Income Fund
                                    Page 87

                             Large-Cap Equity Fund
                                    Page 97

                              Capital Growth Fund
                                    Page 107

                                  Mid-Cap Fund
                                    Page 117

                           Small-Cap Opportunity Fund
                                    Page 127

                           International Equity Fund
                                    Page 137

                              Strategic Portfolios
                                    Page 147

                         Notes to Financial Statements
                                    Page 186

                          Independent Auditors' Report

Letter from the Chief Investment Officer
--------------------------------------------------------------------------------


To Our Shareholders:

I am pleased to send you the ISG Funds' annual report for the 12 months ended December 31, 1999, a time of extraordinary volatility and opportunity in the financial markets, and of earthshaking news for our fund family.

As we entered the year 2000, the big news is not that computer networks around the world crashed--they did not--but that the ISG Funds are merging with a new partner. Last year, First American Bancorporation, our parent company, was bought by AmSouth Bancorporation of Birmingham, Alabama. As a result, the ISG Funds will merge into the AmSouth Family of Funds as of March 13, 2000.

What does this mean to you, our shareholders? We believe that the alliance of our funds, within the AmSouth Funds will produce a number of significant benefits, such as:

 . More fund choices. The merger will significantly increase the number of funds available to you, to 29 separate funds, with total anticipated assets in excess of $7 billion. Larger fund families, such as ours becomes with this merger, often offer greater investment opportunities, to the benefit of their shareholders.

 . Additional diversification. The AmSouth family offers a strong value bent in their equity funds, including a couple of niche products--such as the Enhanced Market Fund, which attempts to magnify the returns of stocks in the S&P 500 Stock Index./1/

 . Increased research capabilities. By combining our resources, we will be able to offer you better and larger research departments and a deeper well of investment expertise.

Who will actually be managing the funds you currently own? In many cases, it will be the same managers you now have running your funds--including the managers of our very successful Mid-Cap Fund and International Equity Fund.

And, in case you are wondering whether the reorganization will have any tax impact on your holdings, rest assured that the move is considered a "tax-free merger." The merger alone will not cause a taxable event in your portfolio.

Now to the markets.

Stocks: Tech mania or a new order?

For most of 1999, and certainly for the year as a whole, there were two types of equity investors. Those who owned shares of a relatively small group of large-growth stocks, mostly in the technology sector (happy investors), and those who owned shares of just about any other type of stocks (broken-hearted investors).

The market's narrowness was exceptional and extreme. If you ignored traditional valuation measures and invested in just the right places, there were rewards. If you followed time-honored investment strategies based on finding intrinsic value, the results could be dismal. Except for a three-month period stretching from April to July, value-driven names were not even on the radar screen of most investors--unless the companies had the foresight to reinvent themselves and put a "dot.com" after their name.

No sour grapes are intended here. As a fund family, we did not ignore opportunities in the technology and telecommunications sectors--the white-hot supernova sectors that burned at the core of the tech-heavy Nasdaq Composite/2/--and we had our share of winners. But we must admit that we were pleasantly surprised by the market's sudden moves and the scale of those moves. In the months of November and December alone, the Nasdaq shot up more than 34.44%. For the year as a whole, the Nasdaq soared 85.59% to 4,069, a level that had seemed unimaginable at the beginning of 1999.

Other market indices also rose impressively, though not as dynamically as the Nasdaq. During the 12-month period, the Dow Jones Industrial Average/3/ advanced 25.22%, while the S&P 500 Stock Index gained 21.03%. This was the fifth straight year that both the Dow and the S&P posted double-digit annual increases. Despite the market's volatility and rapid
---------
/1/The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the stock market as a whole. Investors cannot invest directly in an index, although they can invest in the underlying securities.
Past performance is not a prediction of future results.
/2/The NASDAQ Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System-traded foreign common stocks and American Depositary Receipts. Investors cannot invest directly in an index, although they can invest in the underlying securities.
/3/The Dow Jones Industrial Average is a price-weighted average based on the price movements of 30 blue-chip stocks. Investors cannot invest directly in an index, although they can invest in the underlying securities.

--------------------------------------------------------------------------------

sector rotation, the latter half of the 1990s was truly a remarkable period for long-term investors.

Now we are facing a new year and new challenges. As I write this letter in mid-January, volatility has not abated; if possible, it has become even more gut-wrenching. In addition, we believe that, despite last year's performance (or perhaps because of it), many valuations in the technology sector are astronomical, unsupportable and simply out of whack. Quite plainly, the reality of investing, as it existed in 1999, seems beyond reality. Consequently, we are not going to change the way we invest. We are not going to blindly chase the stock or sector of the week, regardless of valuation, and hope the tech bubble does not burst. Instead, we are going to continue to practice the investing fundamentals we have employed for years that we believe can add significant value to our long-term shareholders' accounts.

Bond's: Hard to find refuge

The stock market seemed to have two faces in 1999, bonds wore a single expression, and it was a scowl. There were no mysteries about what went wrong with fixed-income securities. For the entire year, the bond market was not popular with investors for two reasons. First, interest rates shot up right out of the gate early in the year, trending upward with little pause. The benchmark 30-year Treasury bond, for example, rose nearly 150 basis points (1.50%) in yield. With interest rates trending upward, bond prices could not help but sink steadily.

Second, the stock market, at least in terms of its averages, provided outsized returns that bonds could not be expected to match. This encouraged many investors to pull their money out of bonds and put it into stocks. Overall, bond investors, especially those purchasing longer-term, more volatile securities, seemed to be exposed to an inordinate amount of risk, with little upside in the short run.

Going forward, we continue to invest in fixed-income securities that appear to offer the best combination of value and safety. Even though we feel the worst of the interest rate risk is over, there is still some downside potential in the bond market. It is our opinion that the Federal Reserve Board (the Fed) will raise short-term rates again early in 2000. In the second half of the year, however, we believe that rates will stabilize and perhaps even decline-- which would spell relief for bonds.

This is an exciting time--for the markets, for us and for our shareholders. As we begin our relationship with AmSouth, we will continue to work toward a single objective: helping you invest wisely and achieve your financial goals. We thank you for your continued support.

Sincerely,



/s/ Frederick S. Crown Jr.

Frederick S. Crown, Jr., CFA
Chief Investment Officer

               John Mark McKenzie                       Sharon Brown
[PHOTO]        Portfolio Manager               [PHOTO]  Portfolio Manager
               ISG Prime Money Market Fund              ISG Tax-Exempt Money
               ISG Treasury Money Market Fund           Market Fund*


--------------------------------------------------------------------------------
 Investment Goal
 The ISG money market funds seek to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Each Fund seeks its objective by investing in:
 Prime Money Market Fund -- A broad range of U.S. Government, bank and corporate short-term, money market obligations.
 Treasury Money Market Fund -- U.S. Treasury securities and other obligations that are guaranteed as to principal and interest by the U.S. Government, and related repurchase agreements.
 Tax-Exempt Money Market Fund* -- Variable-rate municipal notes, along with short-term municipal bonds with maturities less than 397 days--producing income that is free from federal income tax.
--------------------------------------------------------------------------------

Q. What factors affected the performance of the money market funds?

A. Throughout the year, interest rates rose steadily across the yield curve. After significantly lowering the fed funds rate in 1998, the Fed adopted a hawkish stance in 1999, raising the short-term benchmark three times, in June, August and again in November. While these actions were disastrous for bond prices in general, higher rates actually helped boost yields on the very short paper we buy for the Funds.

We maintained fairly short average maturities for the Funds. With interest rates so volatile, it made sense to stay on the shorter end of our range.

As of December 31, 1999, the average maturity of the Prime Money Market Fund was 40 days; for the Treasury Money Market Fund, 55 days; for the Tax-Exempt Money Market Fund, 54 days.**

Q. What is your outlook for the next 12 months?

A. We expect to see rates rise a bit more in the first few months of 2000. This should not adversely impact the Funds; in fact, our yields should continue to slowly rise. With inflation in the neighborhood of 2.5%, very low on an historical basis, we anticipate that shareholders could receive fairly generous inflation-adjusted returns.
---------
* The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
** The Fund's portfolio composition is subject to change.
An investment in any of the Funds is not insured or guaranteed by the FDIC or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

ISG FUNDS                                     Schedule of Portfolio Investments
Treasury Money Market Fund                                    December 31, 1999

 U.S. Treasury Bills* (13.2%)

                                                                    Amortized
                                                       Principal       Cost
                                                         Amount      (Note 2)
                                                      ------------ ------------

5.30%, 1/13/00......................................  $ 20,000,000 $ 19,964,700
5.27%, 4/20/00......................................    20,000,000   19,678,250
5.25%, 5/4/00.......................................    25,000,000   24,547,917
                                                                   ------------
TOTAL U.S. TREASURY BILLS (Cost $64,190,867)........                 64,190,867
                                                                   ------------

 U.S. Treasury Notes (39.3%)
5.38%, 1/31/00......................................    20,000,000   20,008,020
7.75%, 1/31/00......................................    10,000,000   10,020,877
8.50%, 2/15/00......................................    25,000,000   25,103,509
5.50%, 2/29/00......................................    25,000,000   25,009,325
6.88%, 3/31/00......................................    25,000,000   25,096,105
6.38%, 5/15/00......................................    25,000,000   25,094,249
6.25%, 5/31/00......................................    20,000,000   20,062,486
5.88%, 6/30/00......................................    20,000,000   20,027,530
6.13%, 7/31/00......................................    20,000,000   20,044,213
                                                                   ------------
TOTAL U.S. TREASURY NOTES (Cost $190,466,314).......                190,466,314
                                                                   ------------
 Cash Equivalents (0.0%)
Bank of New York Cash Reserve.......................         1,014        1,014
                                                                   ------------
TOTAL CASH EQUIVALENTS (Cost $1,014)................                      1,014
                                                                   ------------
 Repurchase Agreements (47.2%)
Merrill Lynch, 2.75%, 1/3/00, dated 12/31/99, with a
 maturity value of $114,548,626 (Collateralized by
 $123,783,000 Treasury Inflation Index Notes/Bonds
 3.63%-3.88%, 4/15/28-4/15/29, fair value --
 $116,814,663)......................................   114,522,381  114,522,381
Prudential, 3.00%, 1/3/00, dated 12/31/99, with a
 maturity value of $114,551,012 (Collateralized by
 $167,333,588 Ginnie Mae, 5.00%-9.00%, 11/15/14-
 12/20/29, fair value -- $116,812,829)..............   114,522,381  114,522,381
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS (Cost $229,044,762).....                229,044,762
                                                                   ------------

 Short-Term Securities+ (12.8%)

                                                                   Amortized
                                                       Principal      Cost
                                                        Amount      (Note 2)
                                                      ----------- ------------
Repurchase Agreements (12.8%)
SBC Warburg, 3.00%, 1/3/00, dated 12/31/99, with a
 maturity value of $61,882,967 (Collateralized by
 $62,520,000 Treasury Inflation Index Note/Bond,
 3.63%, 1/15/08, fair value -- $63,107,525).......... $61,867,500 $ 61,867,500
                                                                  ------------
TOTAL SHORT-TERM SECURITIES
 (Cost $61,867,500)..................................               61,867,500
                                                                  ------------
TOTAL INVESTMENTS
 (Cost $545,570,457) (a) -- (112.5%).................              545,570,457
Liabilities in excess of other
 assets -- (-12.5%)..................................              (60,558,497)
                                                                  ------------
TOTAL NET ASSETS -- (100.0%).........................             $485,011,960
                                                                  ============

---------
(a) Cost for federal income tax and financial reporting purposes are the same.
 * Rates disclosed represent yield effective at purchase.
+ Represents securities purchased with cash collateral received on loaned securities.
                       See notes to financial statements

ISG FUNDS
Treasury Money Market Fund

 Statement of Assets and Liabilities

                                                               December 31, 1999

Assets:
Investments, at amortized cost......................              $254,658,195
Repurchase agreements, at cost......................               290,912,262
                                                                  ------------
 Total Investments..................................               545,570,457
Interest and dividends receivable...................                 3,332,209
Receivable for capital shares issued................                    34,665
Receivable from investment adviser..................                    28,471
Prepaid expenses and other assets...................                    40,022
                                                                  ------------
 Total Assets.......................................               549,005,824
Liabilities:
Payable for return of collateral held for securities
 on loan............................................  $61,867,500
Distributions payable...............................    1,890,324
Payable for capital shares redeemed.................        6,600
Accrued expenses and other payables:
 Investment advisory fees...........................      101,466
 Administration fees................................        5,264
 Distribution fees..................................       72,417
 Other..............................................       50,293
                                                      -----------
 Total Liabilities..................................                63,993,864
                                                                  ------------
Net Assets:
Capital.............................................               485,030,937
Undistributed (distributions in excess of) net
 investment income..................................                     3,539
Accumulated net realized losses from investment
 transactions.......................................                   (22,516)
                                                                  ------------
Net Assets..........................................              $485,011,960
                                                                  ============
Class A Shares
 Net Assets.........................................              $143,208,473
 Shares outstanding.................................               143,215,960
 Offering and redemption price per share............              $       1.00
                                                                  ============
Institutional Shares
 Net Assets.........................................              $341,803,487
 Shares outstanding.................................               341,818,516
 Offering and redemption price per share............              $       1.00
                                                                  ============

 Statement of Operations

                                            For the year ended December 31, 1999

Investment Income:
Interest income........................................            $23,619,428
Income from securities lending.........................                 53,011
                                                                   -----------
 Total Investment Income...............................             23,672,439
Expenses:
Investment advisory fees............................... $1,210,598
Administration fees....................................    484,234
Shareholder servicing fees--Class A Shares.............    398,355
Shareholder servicing fees--Institutional Shares.......    483,525
Custodian fees.........................................    120,089
Accounting fees........................................     21,035
Transfer agent fees....................................     34,616
Directors' fees........................................     14,224
Other fees.............................................    314,865
                                                        ----------
 Total expenses before voluntary fee
  reductions/reimbursements............................              3,081,541
 Expenses voluntarily reduced/reimbursed...............               (215,483)
                                                                   -----------
 Net expenses..........................................              2,866,058
                                                                   -----------
Net Investment Income..................................             20,806,381
                                                                   -----------
Change in net assets resulting from operations.........            $20,806,381
                                                                   ===========

                       See notes to financial statements

ISG FUNDS
Treasury Money Market Fund

 Statements of Changes in Net Assets

                                                     Year Ended    Year Ended
                                                    December 31,  December 31,
                                                        1999          1998
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................. $ 20,806,381  $  8,989,954
 Net realized gains (losses) from investment
  transactions.....................................           --       (22,516)
                                                    ------------  ------------
Change in net assets resulting from operations.....   20,806,381     8,967,438
                                                    ------------  ------------
Distributions to Class A Shareholders:
 From net investment income........................   (6,818,831)   (4,199,074)
Distributions to Institutional Shareholders:
 From net investment income........................  (13,987,550)   (4,790,880)
                                                    ------------  ------------
Change in net assets from shareholder
 distributions.....................................  (20,806,381)   (8,989,954)
                                                    ------------  ------------
Change in net assets from capital transactions.....    7,557,852   286,236,862
                                                    ------------  ------------
Change in net assets...............................    7,557,852   286,214,346
Net Assets:
 Beginning of period...............................  477,454,108   191,239,762
                                                    ------------  ------------
 End of period..................................... $485,011,960  $477,454,108
                                                    ============  ============

                       See notes to financial statements

ISG FUNDS
Treasury Money Market Fund

 Financial Highlights, Class A Shares

                          Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                         December 31, December 31, December 31, December 31, December 31,
                             1999         1998         1997         1996         1995
                         ------------ ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....   $  1.000     $  1.000     $ 1.000      $ 1.000      $  1.000
                           --------     --------     -------      -------      --------
Investment Activities
 Net investment income..      0.043        0.046       0.047        0.047         0.053
                           --------     --------     -------      -------      --------
 Total from Investment
  Activities............      0.043        0.046       0.047        0.047         0.053
                           --------     --------     -------      -------      --------
Distributions
 Net investment income..     (0.043)      (0.046)     (0.047)      (0.047)       (0.053)
                           --------     --------     -------      -------      --------
 Total Distributions....     (0.043)      (0.046)     (0.047)      (0.047)       (0.053)
                           --------     --------     -------      -------      --------
Net change in asset
 value..................         --           --          --           --            --
                           --------     --------     -------      -------      --------
Net Asset Value, End of
 Period.................   $  1.000     $  1.000     $ 1.000      $ 1.000      $  1.000
                           ========     ========     =======      =======      ========
Total Return............       4.38%        4.68%       4.78%        4.78%         5.41%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........   $143,208     $167,475     $77,065      $78,308      $168,430
Ratio of expenses to
 average net assets.....       0.60%        0.77%       0.75%        0.56%         0.50%
Ratio of net investment
 income to average net
 assets.................       4.28%        4.56%       4.68%        4.72%         5.28%
Ratio of expenses to
 average net assets*....       0.70%        0.78%        (a)         0.74%         0.75%

  * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee reductions in this period.

 Financial Highlights, Institutional Shares

                          Year Ended   Year Ended   Year Ended  Period Ended
                         December 31, December 31, December 31, December 31,
                             1999         1998         1997       1996 (a)
                         ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....   $  1.000     $  1.000     $  1.000     $  1.000
                           --------     --------     --------     --------
Investment Activities
 Net investment income..      0.043        0.048        0.049        0.024
                           --------     --------     --------     --------
 Total from Investment
  Activities............      0.043        0.048        0.049        0.024
                           --------     --------     --------     --------
Distributions
 Net investment income..     (0.043)      (0.048)      (0.049)      (0.024)
                           --------     --------     --------     --------
 Total Distributions....     (0.043)      (0.048)      (0.049)      (0.024)
                           --------     --------     --------     --------
Net change in asset
 value..................         --           --           --           --
                           --------     --------     --------     --------
Net Asset Value, End of
 Period.................   $  1.000     $  1.000     $  1.000     $  1.000
                           ========     ========     ========     ========
Total Return............       4.39%        4.93%        5.05%        2.43%(b)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........   $341,803     $309,979     $114,175     $109,698
Ratio of expenses to
 average net assets.....       0.59%        0.53%        0.50%        0.52%(c)
Ratio of net investment
 income to average net
 assets.................       4.31%        4.78%        4.94%        4.78%(c)
Ratio of expenses to
 average net assets*....       0.60%         (d)          (d)          (d)

  * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
(a) For the period from July 1, 1996 (commencement of operations) through December 31, 1996.
(b) Not annualized.
(c) Annualized.
(d) There were no fee reductions in this period.
                       See notes to financial statements

ISG FUNDS                                      Schedule of Portfolio Investments
Prime Money Market Fund                                        December 31, 1999

 Commercial Paper* (72.2%)

                                                                    Amortized
                                                        Principal      Cost
                                                         Amount      (Note 2)
                                                       ----------- ------------
Agriculture (2.7%)
Cargill, Inc., 5.90%, 1/13/00......................... $20,000,000 $ 19,960,667
                                                                   ------------
Banking/Finance (45.6%)
Abbey National N.A., 5.99%, 1/20/00...................  20,000,000   19,936,772
American Express Credit, 5.65%, 2/18/00...............  20,000,000   19,849,333
American General Finance Corp., 5.91%, 3/13/00........  20,000,000   19,763,600
Associates Corp. of N.A., 5.65%, 2/28/00..............  20,000,000   19,817,944
Banc of America, 5.85%, 2/16/00.......................  20,000,000   19,850,500
Bancque Generale du Luxembourg S.A., 6.30%, 1/21/00...  20,000,000   19,930,000
Bank Austria AG, 5.86%, 1/7/00........................  20,000,000   19,980,467
Bayerische Landesbank NY, 5.81%, 3/15/00..............  20,000,000   19,761,144
Citicorp, 5.85%, 2/4/00...............................  20,000,000   19,889,500
Ford Motor Credit Co., 5.96%, 1/24/00.................  20,000,000   19,923,844
GE Capital Corp., 5.81%, 2/22/00......................  20,000,000   19,832,156
GMAC, 5.98%, 2/23/00..................................  20,000,000   19,823,922
IBM Credit Corp., 5.90%, 2/11/00......................  20,000,000   19,865,611
Lloyds Bank PLC, 5.71%, 3/1/00........................  20,000,000   19,809,667
USAA Capital Corp., 5.94%, 1/26/00....................  20,000,000   19,917,500
USB Finance, 5.95%, 3/9/00............................  20,000,000   19,775,222
Wells Fargo Co., 5.95%, 2/3/00........................  20,000,000   19,890,917
                                                                   ------------
                                                                    337,618,099
                                                                   ------------
Chemicals (2.7%)
Du Pont (E.I.) de Nemours & Co., 5.88%, 1/28/00.......  20,000,000   19,911,800
                                                                   ------------
Consumer Products (10.7%)
AT&T, 5.90%, 1/10/00..................................  20,000,000   19,970,500
BellSouth Telecommunications, Inc., 5.25%, 3/3/00.....  20,000,000   19,819,167
Coca-Cola Co., 5.74%, 3/7/00..........................  20,000,000   19,789,533
Proctor & Gamble, 5.87%, 1/25/00......................  20,000,000   19,921,764
                                                                   ------------
                                                                     79,500,964
                                                                   ------------
Oil & Gas Exploration Production & Services (5.1%)
Chevron USA, Inc., 5.80%, 2/1/00......................  20,000,000   19,900,111
Texaco, Inc., 5.95%, 1/18/00..........................  18,000,000   17,949,425
                                                                   ------------
                                                                     37,849,536
                                                                   ------------
Printing & Publishing (2.7%)
Gannett Co., 5.85%, 1/14/00...........................  20,000,000   19,957,750
                                                                   ------------
Water Utility (2.7%)
National Rural Utilities Corp., 5.80%, 2/14/00........  20,000,000   19,858,222
                                                                   ------------
TOTAL COMMERCIAL PAPER
 (Cost $534,657,038)..................................              534,657,038
                                                                   ------------

 U.S. Government Agency Securities (14.3%)

                                                                   Amortized
                                                       Principal      Cost
                                                        Amount      (Note 2)
                                                      ----------- ------------
Fannie Mae (2.7%)
5.61%*, 4/5/00....................................... $20,000,000 $ 19,703,917
                                                                  ------------
Federal Farm Credit Bank (2.0%)
5.26%, 3/17/00.......................................  15,000,000   15,000,000
                                                                  ------------
Federal Home Loan Bank (4.9%)
5.00%, 2/24/00.......................................  15,000,000   15,000,000
5.10%, 3/8/00........................................  15,000,000   15,000,000
5.07%, 4/19/00.......................................   6,500,000    6,500,000
                                                                  ------------
                                                                    36,500,000
                                                                  ------------
Freddie Mac (2.7%)
5.56%*, 3/30/00......................................  20,000,000   19,725,089
                                                                  ------------
Student Loan Marketing Assoc. (2.0%)
5.16%, 3/8/00........................................  15,000,000   15,000,000
                                                                  ------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
 (Cost $105,929,006).................................              105,929,006
                                                                  ------------
 Cash Equivalents (0.0%)
Bank of New York Cash Reserve .......................          38           38
                                                                  ------------
TOTAL CASH EQUIVALENTS
 (Cost $38)..........................................                       38
                                                                  ------------
 Repurchase Agreements (13.6%)
Cantor Fitzgerald, 2.75%, 1/3/00, dated 12/31/99,
 with a maturity value of $100,910,877
 (Collateralized by $17,500,000 U.S. Treasury Notes,
 5.25%, 5/31/01, fair value--$17,370,094; $19,995,000
 Federal Farm Credit Bank, 7.11%, 12/13/04, fair
 value--$19,843,387; $28,185,000 Federal Home Loan
 Bank, 6.42%-7.34%, 6/30/04 - 10/4/06, fair value--
 $27,884,143; $14,275,000 Fannie Mae, 3/23/00, fair
 value--$14,090,853; $24,265,000 Freddie Mac, 5.13%-
 7.75%, 12/8/04 -8/25/14, fair value--$23,852,477)... 100,887,757  100,887,757
                                                                  ------------
TOTAL REPURCHASE AGREEMENTS
 (Cost $100,887,757).................................              100,887,757
                                                                  ------------
TOTAL INVESTMENTS
 (cost $741,473,839) (a) -- (100.1%).................              741,473,839
Liabilities in excess of other
 assets -- (-0.1%)...................................                 (687,546)
                                                                  ------------
TOTAL NET ASSETS -- (100.0%).........................             $740,786,293
                                                                  ============

---------
(a)Cost for federal income tax and financial reporting purposes are the same. *Rates disclosed represent yield effective at purchase.
PLC -- Public Limited Company

                       See notes to financial statements

ISG FUNDS
Prime Money Market Fund

Statement of Assets and Liabilities

                                                               December 31, 1999

Assets:
Investments, at amortized cost.......................            $640,586,082
Repurchase agreements, at cost.......................             100,887,757
                                                                 ------------
 Total Investments...................................             741,473,839
Interest and dividends receivable....................               2,760,588
Receivable for capital shares issued.................                  61,804
Receivable from investment adviser...................                  71,024
Prepaid expenses and other assets....................                  25,966
                                                                 ------------
 Total Assets........................................             744,393,221
Liabilities:
Distributions payable................................ $3,141,176
Payable for capital shares redeemed..................     18,350
Accrued expenses and other payables:
 Investment advisory fees............................    154,329
 Administration fees.................................      8,110
 Distribution fees...................................    133,549
 Custodian fees......................................     15,817
 Other...............................................    135,597
                                                      ----------
 Total Liabilities...................................               3,606,928
                                                                 ------------
Net Assets:
Capital..............................................             740,839,307
Undistributed (distributions in excess of) net
 investment income...................................                   3,563
Accumulated net realized losses from investment
 transactions........................................                 (56,577)
                                                                 ------------
Net Assets...........................................            $740,786,293
                                                                 ============
Class A Shares
 Net Assets..........................................            $487,742,877
 Shares outstanding..................................             487,782,819
 Offering and redemption price per share.............            $       1.00
                                                                 ============
Class B Shares
 Net Assets..........................................            $    731,886
 Shares outstanding..................................                 731,925
 Offering price per share*...........................            $       1.00
                                                                 ============
Institutional Shares
 Net Assets..........................................            $252,311,530
 Shares outstanding..................................             252,328,126
 Offering and redemption price per share.............            $       1.00
                                                                 ============

---------
* Redemption price per share varies by length of time shares are held. Statement of Operations

                                            For the year ended December 31, 1999

Investment Income:
Interest income........................................            $28,423,863
Expenses:
Investment advisory fees............................... $1,356,198
Administration fees....................................    542,461
Distribution fees -- Class B Shares....................      2,517
Shareholder servicing fees --
 Class A Shares........................................    974,995
Shareholder servicing fees --
 Class B Shares........................................        839
Shareholder servicing fees --Institutional Shares......    227,473
Custodian fees.........................................    140,698
Accounting fees........................................     25,992
Transfer agent fees....................................     64,229
Directors' fees........................................     15,535
Other fees.............................................    406,230
                                                        ----------
  Total expenses before voluntary fee
   reductions/reimbursements...........................              3,757,167
  Expenses voluntarily reduced/reimbursed..............               (246,625)
                                                                   -----------
  Net expenses.........................................              3,510,542
                                                                   -----------
Net Investment Income..................................             24,913,321
                                                                   -----------
Realized Gains (Losses) from Investments:
Net realized gains (losses) from investment
 transactions..........................................                (51,855)
                                                                   -----------
Change in net assets resulting from operations.........            $24,861,466
                                                                   ===========

                       See notes to financial statements

ISG FUNDS
Prime Money Market Fund

 Statements of Changes in Net Assets

                                                   Year Ended    Year Ended
                                                  December 31,  December 31,
                                                      1999          1998
                                                  ------------  ------------
From Investment Activities:
Operations:
 Net investment income..........................  $ 24,913,321  $  6,576,108
 Net realized gains (losses) from investment
  transactions..................................       (51,855)       (2,924)
                                                  ------------  ------------
Change in net assets resulting from operations..    24,861,466     6,573,184
                                                  ------------  ------------
Distributions to Class A Shareholders:
 From net investment income.....................   (17,807,527)   (3,802,606)
Distributions to Class B Shareholders:
 From net investment income.....................       (12,725)       (2,455)(a)
Distributions to Institutional Shareholders:
 From net investment income.....................    (7,093,069)   (2,771,047)
                                                  ------------  ------------
Change in net assets from shareholder
 distributions..................................   (24,913,321)   (6,576,108)
                                                  ------------  ------------
Change in net assets from capital transactions..   363,735,826   294,554,899
                                                  ------------  ------------
Change in net assets............................   363,683,971   294,551,975
Net Assets:
 Beginning of period............................   377,102,322    82,550,347
                                                  ------------  ------------
 End of period..................................  $740,786,293  $377,102,322
                                                  ============  ============

---------
(a) For the period from July 23, 1998 (commencement of operations) through December 31, 1998.
                       See notes to financial statements

ISG FUNDS
Prime Money Market Fund

 Financial Highlights, Class A Shares

                           Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                          December 31, December 31, December 31, December 31, December 31,
                              1999         1998         1997         1996         1995
                          ------------ ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....    $  1.000     $  1.000     $ 1.000      $ 1.000      $ 1.000
                            --------     --------     -------      -------      -------
Investment Activities
 Net investment income
  (loss)................       0.045        0.047       0.048        0.048        0.054
                            --------     --------     -------      -------      -------
 Total from Investment
  Activities............       0.045        0.047       0.048        0.048        0.054
                            --------     --------     -------      -------      -------
Distributions
 Net investment income..      (0.045)      (0.047)     (0.048)      (0.048)      (0.054)
                            --------     --------     -------      -------      -------
 Total Distributions....      (0.045)      (0.047)     (0.048)      (0.048)      (0.054)
                            --------     --------     -------      -------      -------
Net change in asset
 value..................          --           --          --           --           --
                            --------     --------     -------      -------      -------
Net Asset Value, End of
 Period.................    $  1.000     $  1.000     $ 1.000      $ 1.000      $ 1.000
                            ========     ========     =======      =======      =======
Total Return............        4.62%        4.85%       4.90%        4.88%        5.51%

Ratios/Supplementary
 Data:
Net Assets at end of pe-
 riod (000).............    $487,743     $310,201     $56,163      $22,836      $63,919
Ratio of expenses to av-
 erage net assets.......        0.66%        0.81%       0.87%        0.68%        0.65%
Ratio of net investment
 income to average net
 assets.................        4.57%        4.73%       4.82%        4.83%        5.37%
Ratio of expenses to av-
 erage net assets*......        0.72%        0.82%        (a)         0.86%        0.90%

  * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee reductions in this period.

 Financial Highlights, Class B Shares

                                                     Year Ended  Period Ended
                                                    December 31, December 31,
                                                        1999       1998(a)
                                                    ------------ ------------
Net Asset Value, Beginning of Period...............    $1.000       $1.000
                                                       ------       ------
Investment Activities
 Net investment income (loss)......................     0.037        0.021
                                                       ------       ------
 Total from Investment Activities..................     0.037        0.021
                                                       ------       ------
Distributions
 Net investment income.............................    (0.037)      (0.021)
                                                       ------       ------
 Total Distributions...............................    (0.037)      (0.021)
                                                       ------       ------
Net change in asset value..........................        --           --
                                                       ------       ------
Net Asset Value, End of Period.....................    $1.000       $1.000
                                                       ======       ======
Total Return (excludes redemption charge)..........      3.79%        2.07%(b)

Ratios/Supplementary Data:
Net Assets at end of period (000)..................    $  732       $  187
Ratio of expenses to average net assets............      1.44%        1.55%(c)
Ratio of net investment income to average net
 assets............................................      3.74%        3.77%(c)
Ratio of expenses to average net assets*...........      1.45%         (d)

  * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
(a) For the period from July 23, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.
(d) There were no fee reductions in this period.
                       See notes to financial statements

ISG FUNDS
Prime Money Market Fund

 Financial Highlights, Institutional Shares

                           Year Ended   Year Ended   Year Ended  Period Ended
                          December 31, December 31, December 31, December 31,
                              1999         1998         1997       1996 (a)
                          ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period.....   $  1.000     $ 1.000      $ 1.000      $ 1.000
                            --------     -------      -------      -------
Investment Activities
 Net investment income
  (loss).................      0.046       0.050        0.051        0.024
                            --------     -------      -------      -------
 Total from Investment
  Activities.............      0.046       0.050        0.051        0.024
                            --------     -------      -------      -------
Distributions
 Net investment income...     (0.046)     (0.050)      (0.051)      (0.024)
                            --------     -------      -------      -------
 Total Distributions.....     (0.046)     (0.050)      (0.051)      (0.024)
                            --------     -------      -------      -------
Net change in asset
 value...................         --          --           --           --
                            --------     -------      -------      -------
Net Asset Value, End of
 Period..................   $  1.000     $ 1.000      $ 1.000      $ 1.000
                            ========     =======      =======      =======
Total Return.............       4.68%       5.11%        5.17%        2.46%(b)

Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)............   $252,312     $66,715      $26,389      $48,101
Ratio of expenses to
 average net assets......       0.61%       0.58%        0.62%        0.65%(c)
Ratio of net investment
 income to average net
 assets..................       4.66%       4.97%        5.05%        4.86%(c)
Ratio of expenses to
 average net assets*.....       0.63%        (d)          (d)          (d)

  * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
(a) For the period from July 1, 1996 (commencement of operations) through December 31, 1996.
(b) Not annualized.
(c) Annualized.
(d) There were no fee reductions in this period.
                       See notes to financial statements

ISG FUNDS                                      Schedule of Portfolio Investments
Tax-Exempt Money Market Fund                                   December 31, 1999

 Tax-Exempt Commercial Paper (1.8%)

                                                         Shares
                                                           or        Amortized
                                                        Principal      Cost
                                                         Amount      (Note 2)
                                                       ----------- -------------

New Jersey (1.8%)
New Jersey, 3.65%, 2/2/00............................  $ 2,000,000 $   1,999,074
                                                                   -------------
Total Tax-Exempt Commercial Paper (Cost $1,999,074)..                  1,999,074
                                                                   -------------
 Municipal Bonds (94.4%)
Alabama (0.3%)
Mountain Brook City Board of Education, Capital
 Outlay Warrants, 6.75%, 2/1/00......................      100,000       100,230
St. Clair County Board of Education, School Tax
 Anticipation Warrants, Series C, 5.25%, 2/1/00,
 FSA.................................................      195,000       195,238
                                                                   -------------
                                                                         295,468
                                                                   -------------
Alaska (0.4%)
Alaska Energy Authority Utility Revenue, 6.00%,
 7/1/00, FSA.........................................      300,000       302,912
Anchorage Alaska Hospital Revenue, Sisters of
 Providence Project, 6.75%, 10/1/00..................      160,000       163,196
                                                                   -------------
                                                                         466,108
                                                                   -------------
Arizona (2.9%)
Arizona Health Facilities Authority Revenue, Pooled
 Loan Program, 5.60%*, 10/1/15, FGIC.................    1,000,000     1,000,000
Central Arizona Water Conservation District, Contract
 Revenue, Central Arizona Project, 6.00%, 11/1/00....      400,000       406,470
Maricopa County School District No. 097, Deer Valley
 Project, Series G, 5.60%, 7/1/00, FSA, GO...........    1,880,000     1,896,371
                                                                   -------------
                                                                       3,302,841
                                                                   -------------
Arkansas (3.1%)
Arkansas Development Finance Authority Revenue, State
 Agency Facilities, Department of Corrections
 Project, Series A, 5.00%, 11/1/00, FSA..............      430,000       433,464
University of Arkansas, University Revenues, 5.65%*,
 12/1/19, MBIA.......................................    3,000,000     3,000,000
                                                                   -------------
                                                                       3,433,464
                                                                   -------------
Connecticut (4.6%)
Connecticut State Health & Educational Facilities
 Authority, Series T-1, Yale University, 5.10%* ,
 7/1/29..............................................    5,000,000     5,000,000
Norwalk, 4.38%, 1/15/00, GO..........................      200,000       200,024
                                                                   -------------
                                                                       5,200,024
                                                                   -------------
District of Columbia (0.5%)
District of Columbia, Series B-2, 4.80%, 6/1/00, FSA,
 GO..................................................      500,000       501,621

 Municipal Bonds, continued

                                                         Shares
                                                           or        Amortized
                                                        Principal      Cost
                                                         Amount      (Note 2)
                                                       ----------- -------------

District of Columbia (continued)
District of Columbia, Series B, 7.40%, 6/1/05,
 Prerefunded 6/1/00 @ 102, FSA, GO...................  $    30,000 $      31,001
District of Columbia, 1998 Series A, 6.75%, 6/1/08,
 Prerefunded 6/1/00 @ 102, MBIA, GO..................       25,000        25,769
                                                                   -------------
                                                                         558,391
                                                                   -------------
Florida (1.0%)
Fort Walton Beach Public Improvement Revenue, 5.80%,
 6/1/03, Prerefunded 6/1/00 @ 102, AMBAC.............      230,000       236,257
Fort Walton Beach Public Improvement Revenue, 5.90%,
 6/1/04, Prerefunded 6/1/00 @ 102, AMBAC.............      245,000       251,764
Martin County, 6.50%, 2/1/10, Prerefunded 2/1/00 @
 102, AMBAC, GO......................................       30,000        30,660
Orlando & Orange County Expressway Revenue, Jr. Lien,
 6.50%, 7/1/20, Prerefunded 7/1/00 @ 102, FGIC.......       40,000        41,266
Sarasota County School Board Financing Corporation
 Lease Revenue, 7.25%, 7/1/10, Prerefunded 7/1/00 @
 101, MBIA...........................................      500,000       512,815
                                                                   -------------
                                                                       1,072,762
                                                                   -------------
Georgia (2.6%)
Albany Sewer Systems Revenue, 5.35%, 7/1/00, FGIC....       50,000        50,325
Atlanta Airport Extension & Improvement Revenue,
 7.00%, 1/1/00.......................................       30,000        30,000
Cherokee County School System, 5.00%, 2/1/00, GO.....    1,310,000     1,311,305
Douglas County Water & Sewer Authority, 6.70%,
 6/1/05, Prerefunded 6/1/00 @ 102, MBIA..............    1,000,000     1,033,842
Jackson County School District, 4.90%, 7/1/00, MBIA..       30,000        30,130
Metropolitan Atlanta Rapid Transit Authority, Sales
 Tax Revenue, Series P, 5.60%, 7/1/00, AMBAC.........      500,000       503,893
                                                                   -------------
                                                                       2,959,495
                                                                   -------------
Hawaii (1.8%)
Hawaii County, Series A, 4.80%, 5/1/00, FGIC, GO.....    1,300,000     1,306,923
Honolulu City and County, Series B, 4.70%, 10/1/00,
 GO..................................................      750,000       754,267
                                                                   -------------
                                                                       2,061,190
                                                                   -------------

                                   Continued

ISG FUNDS                                      Schedule of Portfolio Investments
Tax-Exempt Money Market Fund                                   December 31, 1999

 Municipal Bonds, continued

                                                        Shares
                                                          or        Amortized
                                                       Principal      Cost
                                                        Amount      (Note 2)
                                                      ----------- -------------

Illinois (12.3%)
Chicago School Finance Authority, Series A, 4.70%,
 6/1/00, FGIC, GO...................................  $   165,000 $     165,468
Chicago, O'Hare International Airport, Special
 Facilities Revenue, International Terminal, Series
 A, 7.63%, 1/1/10, Prerefunded 1/1/00 @ 102, MBIA...      145,000       147,900
Chicago, O'Hare International Airport, Special
 Facilities
 Revenue, International Terminal, Series A, 7.50%,
 1/1/17, Prerefunded 1/1/00 @ 102...................      245,000       249,900
Elmhurst Revenue, Joint Common Accredation, 5.85%*,
 7/1/18.............................................    4,895,000     4,895,000
Hoffman Estates Park District, 4.25%, 12/1/00, GO...      275,000       275,000
Illinois, 4.80%, 6/1/00, GO.........................      500,000       501,619
Illinois Developmental Finance Authority, Series C,
 Provena Health, 5.50%*, 5/1/28, MBIA...............    5,000,000     4,999,999
Illinois Health Facilities Authority Revenue,
 Ingalls Memorial Hospital Project, 7.00%, 1/1/19,
 Prerefunded 1/1/00 @ 102, MBIA.....................       90,000        91,800
Illinois Health Facilities Authority Revenue,
 Decatur Memorial Hospital Project, Series A,
 5.60%*, 11/15/24, MBIA.............................    1,600,000     1,600,000
Illinois Health Facilities Authority Revenue,
 Swedish Covenant Hospital Project, 5.70%*, 8/1/25,
 AMBAC..............................................      900,000       900,000
                                                                  -------------
                                                                     13,826,686
                                                                  -------------
Indiana (0.6%)
Indiana Secondary Market for Education Loans Income,
 Series E, 4.20%, 6/1/00, AMBAC.....................      250,000       250,200
Noblesville Economic Development Infrastructure,
 Building Corporation Redevelopment, 4.40%, 8/1/00,
 MBIA...............................................      150,000       150,334
Vigo County Middle School Building, 1st Mortgage,
 4.90%, 7/1/00......................................      250,000       251,205
                                                                  -------------
                                                                        651,739
                                                                  -------------
Iowa (4.5%)
Iowa Finance Authority Revenue, Series B, Wheaton
 Franciscan, 5.60%*, 8/15/24, MBIA..................    5,000,000     5,000,000
West Des Moines, Series B, 5.50%, 6/1/00, GO........      100,000       100,605
                                                                  -------------
                                                                      5,100,605
                                                                  -------------

 Municipal Bonds, continued

                                                        Shares
                                                          or        Amortized
                                                       Principal      Cost
                                                        Amount      (Note 2)
                                                      ----------- -------------

Massachusetts (2.4%)
Lowell, 7.20%, 2/15/00, GO..........................  $   435,000 $     436,931
Weston Revenue Anticipation Notes, 4.50%, 1/14/00...    2,300,000     2,300,521
                                                                  -------------
                                                                      2,737,452
                                                                  -------------
Michigan (5.1%)
Detroit, Series A, 8.70%, 4/1/10, Prerefunded 4/1/00
 @ 102, GO..........................................    5,000,000     5,159,909
Detroit, Series B, 6.00%, 4/1/00, GO................      400,000       401,771
Marquette Electric Utility Revenue, 4.80%, 7/1/00,
 AMBAC..............................................       25,000        25,059
Michigan State Housing Development Authority, Rental
 Housing Revenue, Series B, 6.90%, 4/1/00...........      150,000       151,052
                                                                  -------------
                                                                      5,737,791
                                                                  -------------
Minnesota (1.7%)
Minnesota Public Facilities Authority, Water PCR,
 7.10%, 3/1/12, Prerefunded 3/1/00 @ 102............    1,850,000     1,897,513
                                                                  -------------
Mississippi (1.0%)
Gulfport School District, 6.70%, 4/1/00, FSA, GO....      355,000       357,595
Jackson County PCR, International Paper Company
 Project, Series A, 4.50%*, 8/1/01..................      790,000       790,821
                                                                  -------------
                                                                      1,148,416
                                                                  -------------
Missouri (0.1%)
Jefferson County, School District C-1, 4.60%,
 3/1/00, MBIA, GO...................................      100,000       100,177
                                                                  -------------
Nebraska (0.4%)
American Public Energy Agency, Series A, Nebraska
 Public Gas Agency Project, 3.35%, 6/1/00, AMBAC....      250,000       249,645
Omaha Auditorium Facilities Corporation, Lease
 Revenue, Omaha Civic Auditorium Project, 4.35%,
 8/15/00............................................      200,000       200,415
                                                                  -------------
                                                                        450,060
                                                                  -------------
Nevada (0.0%)
Washoe County, Reno Sparks Convention/Visitor,
 7.10%, 7/1/07, Prerefunded 7/1/00 @ 102, AMBAC.....       25,000        25,864
                                                                  -------------
New Jersey (0.1%)
Ocean County General Improvements, 6.75%, 7/13/00,
 GO.................................................      100,000       101,424
                                                                  -------------
New Mexico (0.3%)
Las Cruces School District No. 002, Series A, 4.20%,
 8/1/00, GO.........................................      300,000       300,329
                                                                  -------------

                                   Continued

ISG FUNDS                                      Schedule of Portfolio Investments
Tax-Exempt Money Market Fund                                   December 31, 1999

 Municipal Bonds, continued

                                                        Shares
                                                          or        Amortized
                                                       Principal      Cost
                                                        Amount      (Note 2)
                                                      ----------- -------------

New York (8.4%)
Canisteo Central School District, 5.00%, 6/15/00,
 FSA, GO............................................. $   100,000 $     100,442
Grand Island Central School District, 4.80%, 3/1/00,
 MBIA, GO............................................     110,000       110,135
New York City, Series F-3, 5.40%*, 2/15/13, GO.......   5,000,000     5,000,001
New York State Dorm Authority Revenue, New York
 Foundling Charitable Corp., 5.35%*, 7/1/12..........   2,540,000     2,540,000
New York State Dorm Authority Revenue, Series A,
 5.10%, 5/15/00......................................     250,000       251,091
New York State Dorm Authority Revenue, Series B,
 4.80%, 5/15/00......................................     250,000       251,348
Rensselaer County, 6.70%, 2/15/00, AMBAC, GO.........     100,000       100,313
Roxbury Central School District, Series B, 5.35%,
 6/15/00, MBIA.......................................     105,000       105,627
Suffolk County Industrial Development Agency,
 Continuing Care Retirement, 1st Mortgage, Jefferson
 Ferry, Series C, 5.65%*, 11/1/09....................   1,000,000     1,000,000
                                                                  -------------
                                                                      9,458,957
                                                                  -------------
North Carolina (0.2%)
Clinton, 4.00%, 6/1/00, GO...........................     155,000       155,000
Dare County Utility System Revenue, Series A, 4.00%,
 6/1/00, MBIA........................................     100,000        99,998
                                                                  -------------
                                                                        254,998
                                                                  -------------
Ohio (0.9%)
Columbus Sewer Revenue, 5.70%, 6/1/00................   1,000,000     1,009,893
                                                                  -------------
Oklahoma (2.6%)
Broken Arrow, 7.00%, 7/1/00, GO......................     750,000       761,954
Cleveland County Independent School District, 7.40%,
 4/1/00, GO..........................................     610,000       615,459
Oklahoma County Independent School District #12,
 4.50%, 7/1/00, GO...................................     575,000       577,214
Oklahoma County Independent School District #12,
 Series B, 6.20%, 7/1/00, GO.........................     980,000       992,799
                                                                  -------------
                                                                      2,947,426
                                                                  -------------
Pennsylvania (4.6%)
Allegheny County Hospital Development Authority,
 St. Francis Medical Center, 5.60%*, 11/1/27.........   5,000,000     5,000,000
Derry Township School District, 6.20%, 9/1/13,
 Prerefunded 3/1/00 @ 100, AMBAC, GO.................      50,000        50,175

 Municipal Bonds, continued

                                                        Shares
                                                          or        Amortized
                                                       Principal      Cost
                                                        Amount      (Note 2)
                                                      ----------- -------------

Pennsylvania, (continued)
Manheim Township School District, Series A, 4.50%,
 6/1/00, FGIC, GO...................................  $    25,000 $      25,050
Perkiomen Valley School District, 4.35%, 3/1/00,
 AMBAC, GO..........................................       25,000        25,000
Westmoreland County Municipal Authority Revenue,
 Series M, 7.25%, 7/1/15, Prerefunded 7/1/00 @ 100,
 MBIA...............................................       25,000        25,392
                                                                  -------------
                                                                      5,125,617
                                                                  -------------
South Carolina (1.5%)
Colleton County School District, Tax Anticipation
 Notes, 4.13%, 4/14/00, SCSDE, GO...................    1,500,000     1,501,570
Oconee County School District, 5.50%, 1/1/00, MBIA,
 GO.................................................       20,000        20,000
Richland County, 8.13%, 3/1/00, GO..................      210,000       211,607
                                                                  -------------
                                                                      1,733,177
                                                                  -------------
Tennessee (17.9%)
Knox County Health & Hospital Facilities, Baptist
 Health System, 5.00%, 4/15/00, AMBAC...............    2,245,000     2,255,662
Knox County Hospital Facilities Revenue, Series C,
 Fort Sanders Alliance Obligation, 7.00%, 1/1/08,
 Prerefunded 1/1/00 @ 102, MBIA.....................       25,000        25,500
Metropolitan Government, Nashville & Davidson
 County, 4.63%, 5/15/00, GO.........................       30,000        30,067
Metropolitan Government, Nashville & Davidson
 County, Country Music Hall of Fame, 5.35%*,
 6/1/22.............................................    5,000,000     5,000,000
Metropolitan Government, Nashville & Davidson County
 Health & Education Facilities Board Revenue, The
 Vanderbilt University, Series A, 5.25%, 5/1/00.....    1,055,000     1,059,739
Metropolitan Nashville Airport Authority Revenue,
 Series C, 5.90%, 7/1/00, FGIC......................       40,000        40,366
Rhea County, 5.25%, 3/1/00, AMBAC, GO...............       40,000        40,031
Sevier County Public Building Authority, Series B-1,
 Local Government Public Improvement, 5.50%*,
 6/1/25.............................................    5,000,000     5,000,000
Shelby County Health, Educational & Housing
 Facilities Board Revenue, Multifamily Housing,
 Wyndridge, 5.75%*, 11/1/19.........................    2,000,000     2,000,000

                                   Continued

ISG FUNDS                                      Schedule of Portfolio Investments
Tax-Exempt Money Market Fund                                   December 31, 1999

 Municipal Bonds, continued

                                                        Shares
                                                          or        Amortized
                                                       Principal      Cost
                                                        Amount      (Note 2)
                                                      ----------- -------------

Tennessee, (continued)
Sullivan County Health, Educational & Housing
 Facilities Board Revenue, Holston Valley Health
 Care, 7.25%, 2/15/20, Prerefunded 2/15/00 @ 102,
 MBIA...............................................  $ 2,570,000 $   2,632,753
Sumner County Capital Outlay Notes, Series D, 4.00%,
 6/26/00, GO........................................      190,000       189,967
Tennessee State, Series A, 5.00%, 5/1/00, GO........    1,725,000     1,731,113
                                                                  -------------
                                                                     20,005,198
                                                                  -------------
Texas (3.3%)
Austin Texas Utility System Revenue, Electric Power
 & Light Revenues, Series A, 5.50%, 11/15/00, FSA...      150,000       151,901
Coastal Bend Health Facilities Development Corp.,
 Incarnate Word Health System Updates, Series B,
 5.60%*, 8/15/28, AMBAC.............................    1,000,000     1,000,000
Dallas, Dallas Denton & Collin Co., 4.50%, 2/15/00,
 GO.................................................      150,000       150,102
Harris County Health Facilities Development Corp.,
 Hospital Revenue, St. Lukes, 8.25%, 2/15/08,
 Callable 2/15/00 @ 100, MBIA-IBC...................      420,000       422,075
Houston Public Improvements, Series B, 4.10%,
 3/1/00, GO.........................................      100,000       100,008
Lone Star Texas Airport Improvement Authority,
 Series B-3, American Airlines Inc., 4.80%*,
 12/1/14............................................    1,800,000     1,799,999
University of North Texas, University Revenue,
 7.30%, 4/15/00, MBIA...............................      130,000       131,196
                                                                  -------------
                                                                      3,755,281
                                                                  -------------
Utah (0.2%)
Utah, Series A-F, 4.70%, 7/1/00, GO.................      200,000       200,723
                                                                  -------------
Virginia (1.0%)
Arlington County, 5.50%, 6/1/00, GO.................    1,000,000     1,009,374
Henrico County Public Improvements, 4.50%, 1/15/00,
 GO.................................................      150,000       150,061
                                                                  -------------
                                                                      1,159,435
                                                                  -------------

 Municipal Bonds, continued

                                                       Shares
                                                         or        Amortized
                                                      Principal      Cost
                                                       Amount      (Note 2)
                                                     ----------- -------------

Washington (4.7%)
Seattle Municipal Light & Power Revenue, 4.60%,
 5/1/00............................................. $   175,000 $     175,327
Washington State, Series VR 96B, 5.40%*, 6/1/20,
 GO.................................................   5,000,000     4,999,999
Washington State Public Power Supply, Series A,
 Project 2, 5.10%, 7/1/00...........................      50,000        50,265
Washington State Public Power Supply, Series B,
 7.50%, 7/1/18, Prerefunded 7/1/00 @ 102............      30,000        31,095
                                                                 -------------
                                                                     5,256,686
                                                                 -------------
West Virginia (3.2%)
Brooke County Board of Education, 8.63%, 8/1/00,
 AMBAC, GO..........................................     100,000       102,614
West Virginia Public Improvements, 5.25%, 6/1/00,
 GO.................................................     200,000       200,000
West Virginia School Building Authority Revenue,
 6.00%, 7/1/20, Prerefunded 7/1/00 @ 100, MBIA......   3,220,000     3,252,864
                                                                 -------------
                                                                     3,555,478
                                                                 -------------
Wisconsin (0.2%)
Madison Waterworks Management Revenue, 6.80%,
 1/1/00.............................................     100,000       100,000
Wisconsin State Health & Educational Facilities
 Authority Revenue, Series B, SSM Healthcare
 Projects, 7.00%, 6/1/20, Prerefunded 6/1/00 @ 102,
 MBIA...............................................      30,000        30,953
Wisconsin Transportation Revenue, Highway
 Improvements, Series A, 4.90%, 7/1/00..............     100,000       100,433
                                                                 -------------
                                                                       231,386
                                                                 -------------
TOTAL MUNICIPAL BONDS (Cost $106,122,054)...........               106,122,054
                                                                 -------------
AIM Tax-Free Money Market Fund......................   3,586,740     3,586,740
Dreyfus Tax-Free Money Market Fund..................       1,000         1,000
                                                                 -------------
TOTAL INVESTMENT COMPANIES (Cost $3,587,740)........                 3,587,740
                                                                 -------------

 Investment Companies (3.2%)
                                   Continued

ISG FUNDS                                      Schedule of Portfolio Investments
Tax-Exempt Money Market Fund                                   December 31, 1999

 Cash Equivalents (0.0%)

                                                       Shares
                                                         or        Amortized
                                                      Principal      Cost
                                                       Amount      (Note 2)
                                                     ----------- -------------

Bank of New York Cash Reserve....................... $     1,204 $       1,204
                                                                 -------------
TOTAL CASH EQUIVALENTS (Cost $1,204)................                     1,204
                                                                 -------------
TOTAL INVESTMENTS (Cost $111,710,072) (a) --
  (99.4%)...........................................               111,710,072
Other assets in excess of liabilities -- (0.6%).....                   670,932
                                                                 -------------
TOTAL NET ASSETS --(100.0%).........................             $ 112,381,004
                                                                 =============

---------
(a) Cost for federal income tax and financial reporting purposes are the same.
* Variable rate security. Rate represents rate in effect at December 31, 1999. Maturity date shown reflects final maturity date.

AMBAC -- Insured by AMBAC Indemnity Corp.
FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Association
MBIA - IBC -- MBIA Insured Bond Certificates
PCR -- Pollution Control Revenue
SCSDE -- South Carolina School District Enhancement
                       See notes to financial statements

ISG FUNDS
Tax-Exempt Money Market Fund


 Statement of Assets and Liabilities
                                                              December 31, 1999

Assets:
Investments, at amortized cost.........................          $111,710,072
Interest and dividends receivable......................             1,085,096
Receivable from investment adviser.....................                 1,429
Prepaid expenses and other assets......................                 1,556
                                                                 ------------
 Total Assets..........................................           112,798,153
Liabilities:
Distributions payable.................................. $299,249
Accrued expenses and other payables:
 Investment advisory fees..............................   34,207
 Administration fees...................................    1,232
 Distribution fees.....................................   15,294
 Custodian fees........................................    3,379
 Other.................................................   63,788
                                                        --------
 Total Liabilities.....................................               417,149
                                                                 ------------
Net Assets:
Capital................................................           112,570,873
Undistributed (distributions in excess of) net
 investment income.....................................                23,831
Accumulated net realized losses from investment
 transactions..........................................              (213,700)
                                                                 ------------
Net Assets.............................................          $112,381,004
                                                                 ============
Class A Shares
 Net Assets............................................          $  7,912,890
 Shares outstanding....................................             7,925,329
 Offering and redemption price per share...............          $       1.00
                                                                 ============
Institutional Shares
 Net Assets............................................          $104,468,114
 Shares outstanding....................................           104,669,375
 Offering and redemption price per share...............          $       1.00
                                                                 ============

 Statement of Operations
                                      For the period ended December 31, 1999(a)

Investment Income:
Interest income...........................................          $2,367,422
Dividend income...........................................             117,591
                                                                    ----------
 Total Investment Income..................................           2,485,013
Expenses:
Investment advisory fees.................................. $253,567
Administration fees.......................................   72,450
Shareholder servicing fees -- Class A Shares..............   10,947
Shareholder servicing fees -- Institutional Shares........  102,107
Custodian fees............................................   23,407
Accounting fees...........................................   16,364
Transfer agent fees.......................................   18,019
Directors' fees...........................................    2,402
Registration and filing fees..............................   39,458
Other fees................................................   41,837
                                                           --------
 Total expenses before voluntary fee
  reductions/reimbursements...............................             580,558
 Expenses voluntarily reduced/reimbursed..................              (8,046)
                                                                    ----------
 Net expenses.............................................             572,512
                                                                    ----------
Net Investment Income.....................................           1,912,501
                                                                    ----------
Realized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions              (213,700)
                                                                    ----------
Change in net assets resulting from operations............          $1,698,801
                                                                    ==========

---------
(a) For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
                       See notes to financial statements

ISG FUNDS
Tax-Exempt Money Market Fund

 Statement of Changes in Net Assets

                                                                   Period Ended
                                                                   December 31,
                                                                     1999(a)
                                                                   ------------
From Investment Activities:
Operations:
 Net investment income............................................ $  1,912,501
 Net realized gains (losses) from investment transactions.........     (213,700)
                                                                   ------------
Change in net assets resulting from operations....................    1,698,801
                                                                   ------------
Distributions to Class A Shareholders:
 From net investment income.......................................     (113,123)
Distributions to Institutional Shareholders:
 From net investment income.......................................   (1,799,378)
                                                                   ------------
Change in net assets from shareholder distributions...............   (1,912,501)
                                                                   ------------
Change in net assets from capital transactions....................  112,594,704
                                                                   ------------
Change in net assets..............................................  112,381,004
Net Assets:
 Beginning of period..............................................           --
                                                                   ------------
 End of period.................................................... $112,381,004
                                                                   ============

---------
(a) For the period May 3, 1999 (commencement of operations) through December 31, 1999.
                       See notes to financial statements

ISG FUNDS
Tax-Exempt Money Market Fund

 Financial Highlights, Class A Shares

                                                                   Period Ended
                                                                   December 31,
                                                                     1999(a)
                                                                   ------------
Net Asset Value, Beginning of Period..............................    $1.000
                                                                      ------
Investment Activities
 Net investment income (loss).....................................     0.017
                                                                      ------
 Total from Investment Activities.................................     0.017
                                                                      ------
Distributions
 Net investment income............................................    (0.017)
                                                                      ------
 Total Distributions..............................................    (0.017)
                                                                      ------
Net change in asset value.........................................        --
                                                                      ------
Net Asset Value, End of Period....................................    $1.000
                                                                      ======
Total Return......................................................      1.69%(b)

Ratios/Supplementary Data:
Net Assets at end of period (000).................................    $7,913
Ratio of expenses to average net assets...........................      0.88%(c)
Ratio of net investment income to average net assets..............      2.58%(c)
Ratio of expenses to average net assets*..........................      0.89%(c)

* During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
(a) For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
(b) Not annualized.
(c) Annualized.

 Financial Highlights, Institutional Shares

                                                                  Period Ended
                                                                  December 31,
                                                                    1999(a)
                                                                  ------------
Net Asset Value, Beginning of Period.............................   $  1.000
                                                                    --------
Investment Activities
 Net investment income (loss)....................................      0.018
                                                                    --------
 Total from Investment Activities................................      0.018
                                                                    --------
Distributions
 Net investment income...........................................     (0.018)
                                                                    --------
 Total Distributions.............................................     (0.018)
                                                                    --------
Net change in asset value........................................         --
                                                                    --------
Net Asset Value, End of Period...................................   $  1.000
                                                                    ========
Total Return.....................................................       1.77%(b)

Ratios/Supplementary Data:
Net Assets at end of period (000)................................   $104,468
Ratio of expenses to average net assets..........................       0.78%(c)
Ratio of net investment income to average net assets.............       2.64%(c)
Ratio of expenses to average net assets*.........................       0.80%(c)

* During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
(a) For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

               John Mark McKenzie
[PHOTO]        Portfolio Manager
               ISG Limited Term U.S. GovernmentFund

-------------------------------------------------------------------------------
 Investment Goal
 The Fund seeks to provide investors with high current income without assuming undue risk. The Fund will invest primarily in a portfolio of U.S. Government securities that, under normal market conditions, has a duration that approximates that of the Merrill Lynch 1-5-Year Government Bond Index. This Fund is suitable for investors seeking regular monthly income without undue risk to principal.
-------------------------------------------------------------------------------

Q. How did the Fund perform during 1999?

A. It was a difficult period for all types of fixed-income instruments. For the 12 months ended December 31, 1999, the Fund produced a total return of 1.08% (Class A Shares at NAV).+ In comparison, the Merrill Lynch 1-5-Year Government Bond Index, produced a total return of 2.11%. We achieved our objectives while maintaining an average credit quality of AAA (as rated by Standard & Poor's). As of December 31, 1999, the Fund's average maturity was
2.7 years.*

Q. What factors affected your performance?

A. Nineteen-ninety-nine was the worst year for bonds since 1994, and the second-worst year ever. Throughout the period, bond prices suffered from rising interest rates--from an increase of 30 basis points (0.30%) on the two-year note to a surge of 180 basis points (1.80%) on the 10-year T-bills. This was due to the Fed's decision to raise short-term interest rates three times in 1999--taking back the three rate cuts from 1998--and the attractiveness of explosive stock prices, which drew money away from bonds.

Nonetheless, we were able to produce a positive return for the Fund, due in large measure to the fact that we operated on the shorter end of the yield curve. With all of the volatility roiled by rising interest rates and other factors, "shorter was better."

Q. The Fed's moves were designed to curb inflation. Has there been evidence of inflationary pressures?

A. Yes. Although the economy is unusually strong, this is one of the few economic expansions that has not included significant wage increases. While oil prices have risen sharply, an event that usually triggers inflation, we no longer are as dependent on oil as in years past. We are now more of a service economy. Overall, inflation has been remarkably benign, especially in light of the economy's continued strength.

Q. During the period, what steps did you take to enhance the Fund's current income?

A. We made a concerted effort to expand into U.S. Government agency securities when opportunities arose, due to the favorable spreads between agency bonds and Treasury bonds. (A "spread" is the dividend premium for a fixed-income security, compared to a Treasury bond of like maturity.) We did not focus on one particular agency issue, but bought a selection of securities issued by such agencies as Freddie Mac, Federal Farm Credit Bank, Fannie Mae and Tennessee Valley Authority. We were attracted by the safety of agency debt and the very nice spreads that were available, compared to what we could get on Treasuries.

As of December 31, 1999, 54.9% of the Fund's net assets was invested in agencies, 36.0% in Treasury securities and 9.1% in cash and equivalents. We kept our cash working for the Fund by buying "overnight repo's," short-term securities that tracks the fed funds rate.*

Q. What is your outlook for 2000?

A. Unfortunately, we feel there will be further rate increases in the first three to six months of the year, which will put pressure on bond prices. We do not believe this situation will improve until the Fed concludes that their rate increases have successfully slowed down the economy. Later in the year, however, we believe rates should stabilize and then decline, which would give a boost to bonds.

If rates do rise, as we expect, the Fund's short relative maturity should offer some downside price protection.

---------
+ Including the 3.00% sales load, the Fund's return was -1.98% for the period.
* The Fund's portfolio composition is subject to change.
Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                     ISG Limited Term U.S. Government Fund
                     Performance (as of December 31, 1999)

-------------------------------------------------------------------------------

                                    [GRAPH]


                                Class A Shares

                Limited Term U.S.      Limited Term U.S.        Merrill Lynch
                 Government Fund        Government Fund      1-
5 Year Government
                with Sales Charge    without Sales Charge        Bond Index

     1989            9,690                 10,000                  10,000
     1990           10,476                 10,811                  10,982
     1991           11,807                 12,183                  12,396
     1992           12,457                 12,855                  13,231
     1993           13,333                 13,760                  14,148
     1994           13,198                 13,619                  14,218
     1995           14,634                 15,101                  16,034
     1996           15,027                 15,506                  16,762
     1997           15,955                 16,465                  17,954
     1998           17,023                 17,566                  19,331
     1999           17,206                 17,758                  19,739

                                    [GRAPH]


                                Class B Shares

                                                        Merrill Lynch
                       Limited Term U.S.            1-5 Year Government
                        Government Fund                  Bond Index

     1989                   10,000                        10,000
     1990                   10,811                        10,982
     1991                   12,183                        12,396
     1992                   12,855                        13,231
     1993                   13,760                        14,148
     1994                   13,619                        14,218
     1995                   15,101                        16,034
     1996                   15,506                        16,762
     1997                   16,485                        17,954
     1998                   17,441                        19,331
     1999                   17,480                        19,739

 The Class B contingent deferred
 sales charge (CDSC) is not
 included in the above graph,
 since the performance is for more
 than 6 years and the CDSC would
 no longer apply.
                                    [GRAPH]


                             Institutional Shares

                                                        Merrill Lynch
                       Limited Term U.S.            1-5 Year Government
                         Government Fund                  Bond Index

     1989                   10,000                        10,000
     1990                   10,811                        10,982
     1991                   12,183                        12,396
     1992                   12,855                        13,231
     1993                   13,760                        14,148
     1994                   13,619                        14,218
     1995                   15,101                        16,034
     1996                   15,506                        16,762
     1997                   16,465                        17,954
     1998                   17,557                        19,331
     1999                   17,747                        19,739


                                                             Average Annual
                                                              Total Return
                                                        ------------------------
                                                        Without Sales With Sales
                                                           Charge      Charge*
Class A Shares                                          ------------- ----------
1-Year.................................................     1.08%       -1.98%
5-Year.................................................     5.45%        4.81%
10-Year................................................     5.91%        5.58%

*Reflects the maximum sales charge of 3.00%.

                                                             Average Annual
                                                              Total Return
                                                        ------------------------
                                                        Without CDSC With CDSC**
Class B Shares                                          ------------ -----------
1-Year.................................................    0.22%       -2.66%
5-Year.................................................    5.12%        4.95%
10-Year................................................    5.74%        5.74%

**Reflects the applicable contingent deferred sales charge (maximum 4.00%).

The data for Class B Shares primarily represents the results of the Class A Shares, Actual Class B Shares average annual total return and hypothetical growth results would have been lower. See notes below.

                                                                  Average Annual
                                                                   Total Return
Institutional Shares                                              --------------
1-Year...........................................................     1.08%
5-Year...........................................................     5.44%
10-Year..........................................................     5.90%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

Performance for the Class B Shares, which commenced operations on 3/3/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The Institutional Share class was initially offered on 12/14/98 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

The ISG Limited Term U.S. Government Fund commenced operations on 2/28/97 through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected. The performance also reflects reinvestment of dividends and capital gain distributions.

The Fund's performance is compared to the Merrill Lynch 1-5-Year Government Bond Index, which is generally representative of the performance of government bonds in that maturity range with a rating of at least Baa. The index is unmanaged and does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                     ISG Limited Term U.S. Government Fund
                           (as of December 31, 1999)

--------------------------------------------------------------------------------

                                    [GRAPH]

                                Sector Profile*
                  Cash and Cash Equivalents            8.3%
                  U.S. Treasuries                     36.3%
                  U.S. Government Agencies            55.4%
The Limited Term U.S. Government Fund will invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements in respect of such securities. The Fund is designed to provide high current income without assuming undue risk.
                                    [GRAPH]
                               Maturity Profile*
                           6-10 Years            5.4%
                           1-5  Years           71.5%
                           0-1  Years           23.1%
By design, the Fund attempts to generate current income without undue risk to principal. The chart above shows that the Fund is primarily focused on bonds with maturities of 1 to 5 years.
                                    [GRAPH]
                               Quality Profile*
                              AAA           100%

The Fund's research team and the Fund Manager continuously monitor debt instruments and issuer quality to identify fixed-income securities for the Fund.
   * The Fund's portfolio composition is subject to change.

ISG FUNDS                                     Schedule of Portfolio Investments
Limited Term U.S. Government Fund                             December 31, 1999

 U.S. Government Agencies (54.9%)

                                                           Shares
                                                             or       Market
                                                         Principal     Value
                                                           Amount    (Note 2)
                                                         ---------- -----------
Fannie Mae (8.9%)
6.05%, 10/20/00......................................... $1,000,000 $   994,450
5.38%, 3/15/02..........................................  1,000,000     976,250
5.98%, 11/12/02.........................................    500,000     491,245
5.63%, 5/14/04..........................................    500,000     477,905
5.75%, 6/15/05..........................................    250,000     237,763
6.44%, 8/14/07..........................................    500,000     482,510
6.65%, 11/14/07.........................................    500,000     472,765
                                                                    -----------
                                                                      4,132,888
                                                                    -----------
Federal Farm Credit Bank (10.8%)
5.76%, 7/7/03...........................................    750,000     726,698
5.07%, 12/15/03.........................................  3,500,000   3,292,239
6.15%, 3/23/05..........................................  1,000,000     957,750
                                                                    -----------
                                                                      4,976,687
                                                                    -----------
Federal Home Loan Bank (9.9%)
5.20%, 9/8/00...........................................  1,500,000   1,486,575
5.55%, 1/28/02..........................................  1,000,000     979,370
5.39%, 3/8/02...........................................  1,000,000     974,210
6.34%, 6/29/04..........................................    750,000     735,285
6.00%, 9/15/04..........................................    400,000     375,792
                                                                    -----------
                                                                      4,551,232
                                                                    -----------
Freddie Mac (8.0%)
6.16%, 9/25/02..........................................    500,000     493,875
5.89%, 7/17/03..........................................    400,000     386,276
5.00%, 1/15/04..........................................  1,000,000     936,720
6.25%, 5/18/04..........................................  1,000,000     968,040
6.53%, 3/3/08...........................................  1,000,000     936,790
                                                                    -----------
                                                                      3,721,701
                                                                    -----------
Government National Mortgage Assoc. (5.6%)
9.00%, 12/15/01, Pool # 152718..........................     16,988      17,742
9.00%, 2/15/03, Pool # 248038...........................     83,239      86,932
7.50%, 5/15/10, Pool # 407408...........................    516,835     521,192
7.00%, 8/15/11, Pool # 423984...........................    559,276     553,683
7.50%, 8/15/11, Pool # 423914...........................    552,846     557,507
7.00%, 9/15/11, Pool # 423923...........................    498,301     493,318
7.50%, 10/15/11, Pool # 431451..........................    380,812     384,022
                                                                    -----------
                                                                      2,614,396
                                                                    -----------
Private Export Funding (2.1%)
6.45%, 9/30/04..........................................  1,000,000     981,250
                                                                    -----------
Tennessee Valley Authority (9.6%)
6.50%, 8/20/01..........................................  1,000,000     996,250
5.28%, 9/14/01..........................................  2,000,000   1,955,000
6.00%, 9/24/02..........................................  1,000,000     983,750
5.38%, 11/13/08.........................................    600,000     533,478
                                                                    -----------
                                                                      4,468,478
                                                                    -----------
TOTAL U.S. GOVERNMENT AGENCIES (Cost $26,286,956).......             25,446,632
                                                                    -----------

 U.S. Treasury Notes (36.0%)

                                                          Shares
                                                            or        Market
                                                        Principal     Value
                                                          Amount     (Note 2)
                                                        ---------- ------------
6.38%, 5/15/00......................................... $2,000,000 $  2,005,260
6.63%, 7/31/01.........................................  4,000,000    4,024,880
7.50%, 11/15/01........................................  6,500,000    6,642,545
7.50%, 5/15/02.........................................  1,000,000    1,026,760
6.25%, 6/30/02.........................................    750,000      749,820
5.63%, 12/31/02........................................  2,000,000    1,964,740
6.50%, 10/15/06........................................    250,000      249,425
                                                                   ------------
TOTAL U.S. TREASURY NOTES (Cost $16,741,828)...........              16,663,430
                                                                   ------------
 Investment Companies (8.3%)

AIM Treasury Money Market Fund.........................  1,599,846    1,599,846
ISG Prime Money Market Fund............................  2,245,451    2,245,451
                                                                   ------------
TOTAL INVESTMENT COMPANIES
 (Cost $3,845,297).....................................               3,845,297
                                                                   ------------
 Cash Equivalents (0.0%)

Bank of New York Cash Reserve.......................... $    1,057        1,057
                                                                   ------------
TOTAL CASH EQUIVALENTS (Cost $1,057)...................                   1,057
                                                                   ------------
TOTAL INVESTMENTS
 (Cost $46,875,138) (a) -- (99.2%).....................              45,956,416
Other assets in excess
 of liabilities   (0.8%)...............................                 357,512
                                                                   ------------
TOTAL NET ASSETS -- (100.0%)...........................            $ 46,313,928
                                                                   ============

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $1,796. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

  Unrealized appreciation......................................... $    91,613
  Unrealized depreciation.........................................  (1,012,131)
                                                                   -----------
  Net unrealized depreciation..................................... $  (920,518)
                                                                   ===========

                       See notes to financial statements

ISG FUNDS
Limited Term U.S. Government Fund
 Statement of Assets and Liabilities

                                                               December 31, 1999

Assets:
Investments, at value (cost $46,875,138).................           $45,956,416
Interest and dividends receivable........................               576,008
Receivable for capital shares issued.....................                   136
Deferred organization costs..............................                   800
Prepaid expenses and other assets........................                16,971
                                                                    -----------
 Total Assets............................................            46,550,331
Liabilities:
Distributions payable....................................  $197,732
Accrued expenses and other payables:
 Investment advisory fees................................    13,572
 Administration fees.....................................       767
 Distribution fees.......................................     6,331
 Other...................................................    18,001
                                                           --------
 Total Liabilities.......................................               236,403
                                                                    -----------
Net Assets:
Capital..................................................            50,637,940
Undistributed (distributions in excess of) net investment
 income..................................................               (13,281)
Accumulated net realized losses from investment
 transactions............................................            (3,392,009)
Net unrealized appreciation (depreciation) from
 investments.............................................              (918,722)
                                                                    -----------
Net Assets...............................................           $46,313,928
                                                                    ===========
Class A Shares
 Net Assets..............................................           $ 3,570,954
 Shares outstanding......................................               362,507
 Redemption price per share..............................           $      9.85
                                                                    ===========
Class A Shares--Maximum Sales Charge.....................                 3.00%
                                                                    -----------
 Maximum Offering Price Per Share (100%/(100%--Maximum
  Sales Charge) of net asset value adjusted to the
  nearest cent)..........................................           $     10.15
                                                                    ===========
Class B Shares
 Net Assets..............................................           $   461,643
 Shares outstanding......................................                46,828
 Offering price per share*...............................           $      9.86
                                                                    ===========
Institutional Shares
 Net Assets..............................................           $42,281,331
 Shares outstanding......................................             4,292,526
 Offering and redemption price per share.................           $      9.85
                                                                    ===========

--------
* Redemption price per share varies by length of time shares are held. Statement of Operations

                                            For the year ended December 31, 1999

Investment Income:
Interest income.........................................          $ 2,710,611
Dividend income.........................................              100,867
Income from securities lending..........................                  174
                                                                  -----------
 Total Investment Income................................            2,811,652
Expenses:
Investment advisory fees................................ $237,733
Administration fees.....................................   71,320
Distribution fees--Class A Shares.......................    7,305
Distribution fees--Class B Shares.......................    3,735
Shareholder servicing fees--Class A Shares..............    4,383
Shareholder servicing fees--Class B Shares..............    1,245
Shareholder servicing fees--Institutional Shares........   66,190
Custodian fees..........................................   15,405
Accounting fees.........................................   28,595
Transfer agent fees.....................................   47,502
Directors' fees.........................................    1,360
Registration and filing fees............................   42,919
Other fees..............................................   26,555
                                                         --------
 Total expenses before voluntary fee reductions.........              554,247
 Expenses voluntarily reduced...........................              (84,867)
                                                                  -----------
 Net expenses...........................................              469,380
                                                                  -----------
Net Investment Income...................................            2,342,272
                                                                  -----------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment
 transactions...........................................               21,898
Net change in unrealized appreciation (depreciation)
 from investments.......................................           (1,865,274)
                                                                  -----------
Net realized/unrealized gains (losses) from
 investments............................................           (1,843,376)
                                                                  -----------
Change in net assets resulting from operations..........          $   498,896
                                                                  ===========

                       See notes to financial statements

ISG FUNDS
Limited Term U.S. Government Fund

 Statements of Changes in Net Assets

                                                    Year Ended    Year Ended
                                                   December 31,  December 31,
                                                       1999          1998
                                                   ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................ $ 2,342,272   $ 1,120,345
 Net realized gains (losses) from investment
  transactions....................................      21,898       148,381
 Net change in unrealized appreciation
  (depreciation) from investments.................  (1,865,274)      699,001
                                                   -----------   -----------
Change in net assets resulting from operations....     498,896     1,967,727
                                                   -----------   -----------
Distributions to Class A Shareholders:
 From net investment income.......................    (144,345)   (1,001,210)
 From net realized gains on investment
  transactions....................................      (1,500)      (10,045)
 In excess of net realized gains..................      (2,518)           --
Distributions to Class B Shareholders:
 From net investment income.......................     (20,244)       (7,517)(a)
 From net realized gains on investment
  transactions....................................        (216)         (189)(a)
 In excess of net realized gains..................        (363)           --
Distributions to Institutional Shareholders:
 From net investment income.......................  (2,177,683)     (111,618)(b)
 From net realized gains on investment
  transactions....................................     (20,182)           --
 In excess of net realized gains..................     (33,882)           --
                                                   -----------   -----------
Change in net assets from shareholder
 distributions....................................  (2,400,933)   (1,130,579)
                                                   -----------   -----------
Change in net assets from capital transactions....    (995,426)   28,270,892
                                                   -----------   -----------
Change in net assets..............................  (2,897,463)   29,108,040
Net Assets:
 Beginning of period..............................  49,211,391    20,103,351
                                                   -----------   -----------
 End of period.................................... $46,313,928   $49,211,391
                                                   ===========   ===========

---------
(a) For the period from March 3, 1998 (commencement of operations) through December 31, 1998.
(b) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
                       See notes to financial statements

ISG FUNDS
Limited Term U.S. Government Fund

 Financial Highlights, Class A Shares

                                         Year Ended   Year Ended  Period Ended
                                        December 31, December 31, December 31,
                                            1999         1998       1997 (a)
                                        ------------ ------------ ------------
Net Asset Value, Beginning of Period...    $10.25       $10.12      $ 10.00
                                           ------       ------      -------
Investment Activities
 Net investment income (loss)..........      0.50         0.53         0.42
 Net realized and unrealized gains
  (losses) from investments............     (0.39)        0.14         0.12
                                           ------       ------      -------
 Total from Investment Activities......      0.11         0.67         0.54
                                           ------       ------      -------
Distributions
 Net investment income.................     (0.50)       (0.53)       (0.42)
 Net realized gains....................     (0.01)       (0.01)         --
                                           ------       ------      -------
 Total Distributions...................     (0.51)       (0.54)       (0.42)
                                           ------       ------      -------
Net change in asset value..............     (0.40)        0.13         0.12
                                           ------       ------      -------
Net Asset Value, End of Period.........    $ 9.85       $10.25      $ 10.12
                                           ======       ======      =======
Total Return (excludes sales charge)...      1.08%        6.69%        5.54%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)......    $3,571       $2,437      $20,103
Ratio of expenses to average net
 assets................................      0.98%        1.02%        1.00%(c)
Ratio of net investment income to
 average net assets....................      4.93%        5.16%        5.34%(c)
Ratio of expenses to average net
 assets*...............................      1.40%        1.54%        1.62%(c)
Portfolio turnover**...................        17%          86%          52%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.
(b) Not annualized.
(c) Annualized.

 Financial Highlights, Class B Shares

                                                      Year Ended  Period Ended
                                                     December 31, December 31,
                                                         1999       1998 (a)
                                                     ------------ ------------
Net Asset Value, Beginning of Period................    $10.26       $10.12
                                                        ------       ------
Investment Activities
 Net investment income (loss).......................      0.41         0.35
 Net realized and unrealized gains (losses) from
  investments.......................................     (0.39)        0.15
                                                        ------       ------
 Total from Investment Activities...................      0.02         0.50
                                                        ------       ------
Distributions
 Net investment income..............................     (0.41)       (0.35)
 Net realized gains.................................     (0.01)       (0.01)
                                                        ------       ------
 Total Distributions................................     (0.42)       (0.36)
                                                        ------       ------
Net change in asset value...........................     (0.40)        0.14
                                                        ------       ------
Net Asset Value, End of Period......................    $ 9.86       $10.26
                                                        ======       ======
Total Return (excludes redemption charge)...........      0.22%        4.98%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)...................    $  462       $  430
Ratio of expenses to average net assets.............      1.83%        1.97%(c)
Ratio of net investment income to average net
 assets.............................................      4.06%        4.01%(c)
Ratio of expenses to average net assets*............      1.99%        2.24%(c)
Portfolio turnover**................................        17%          86%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from March 3, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

ISG FUNDS
Limited Term U.S. Government Fund

 Financial Highlights, Institutional Shares

                                                     Year Ended  Period Ended
                                                    December 31, December 31,
                                                        1999       1998 (a)
                                                    ------------ ------------
Net Asset Value, Beginning of Period...............   $ 10.25      $ 10.29
                                                      -------      -------
Investment Activities
 Net investment income (loss)......................      0.50         0.03
 Net realized and unrealized gains (losses) from
  investments......................................     (0.39)       (0.04)
                                                      -------      -------
 Total from Investment Activities..................      0.11        (0.01)
                                                      -------      -------
Distributions
 Net investment income.............................     (0.50)       (0.03)
 Net realized gains................................     (0.01)         --
                                                      -------      -------
 Total Distributions...............................     (0.51)       (0.03)
                                                      -------      -------
Net change in asset value..........................     (0.40)       (0.04)
                                                      -------      -------
Net Asset Value, End of Period.....................   $  9.85      $ 10.25
                                                      =======      =======
Total Return.......................................      1.08%       (0.14)%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)..................   $42,281      $46,344
Ratio of expenses to average net assets............      0.98%        0.69%(c)
Ratio of net investment income to average net
 assets............................................      4.94%        5.29%(c)
Ratio of expenses to average net assets*...........      1.14%        0.96%(c)
Portfolio turnover**...............................        17%          86%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

               John Mark McKenzie
[PHOTO]        Portfolio Manager
               ISG Government Income Fund

-------------------------------------------------------------------------------
 Investment Goal
 The Fund seeks to provide investors with current income without assuming undue risk. It invests primarily in securities guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. This Fund is suitable for investors seeking regular monthly income without undue risk to principal.
-------------------------------------------------------------------------------

Q. How did the Fund perform during the period?

A. We had good relative performance, in light of the fact that it was a difficult year for all types of fixed-income securities. For the 12 months ended December 31, 1999, the Fund produced a total return of -2.50% (Class A Shares at NAV).+ In comparison, the Merrill Lynch Government/Corporate Master Index produced a total return of -2.05%. We achieved our objectives while maintaining an average credit quality of AAA. As of December 31, 1999, the Fund's average maturity was 6.9 years.*

Q. What factors affected your performance?

A. Nineteen-ninety-nine was the worst year for bonds since 1994, and the second worst year ever. Throughout the period, bond prices suffered from rising interest rates--from an increase of 30 basis points (0.30%) on the two-year note to a surge of 180 basis points (1.80%) on the 10-year T-bills. This was due to the Fed's decision to raise short-term interest rates three times in 1999--taking back the three rate cuts from 1998--and the attractiveness of explosive stock prices, which drew money away from bonds.

Q. The Fed's moves were designed to curb inflation. Has there been evidence of inflationary pressures?

A. Yes. Although the economy is unusually strong, this is one of the few economic expansions that has not included significant wage increases. While oil prices have risen sharply, an event that usually triggers inflation, we no longer are as dependent on oil as in years past. We are now more of a service economy. Overall, inflation has been remarkably benign, especially in light of the economy's continued strength.

Q. During the period, were you more concerned with boosting the Fund's total return, or with generating high current income?

A. Many of our shareholders are less concerned with short-term price fluctuations than with the level of current income; relatively high yield is of prime importance. Therefore, we made a concerted effort to expand into U.S. Government agency securities when opportunities arose, due to the favorable spreads between agency bonds and Treasury bonds. (A "spread" is the dividend premium for a fixed-income security, compared to a Treasury bond of like maturity.) We did not focus on one particular agency issue, but bought a selection of securities issued by such agencies as Freddie Mac, Federal Farm Credit Bank, Fannie Mae and Tennessee Valley Authority. We were attracted by the safety of agency debt and the very nice spreads that were available, compared to what we could get on Treasuries.

Another decision we made was to let the portfolio's average maturity fall slightly--that is, we did not buy longer paper to compensate for the natural shortening of the securities we held--to the point where it ended shorter than its benchmark's average maturity.

As of December 31, 1999, 41.7% of the Fund's net assets was invested in Treasury debt, 36.7% in agency securities, 12.8% in corporate debt and 8.8% in cash and cash equivalents.*

Q. What is your outlook for 2000?

A. Unfortunately, we feel there will be further rate increases in the first three to six months of the year, which will put pressure on bond prices. We do not believe this situation will improve until the Fed concludes that their rate increases have successfully slowed down the economy. Later in the year, however, rates should stabilize and then decline, which would give a boost to bonds.

---------
+ Including the 3.00% sales load, the Fund's return was -5.41% for the period.
* The Fund's portfolio composition is subject to change.

Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                          ISG Government Income Fund
                     Performance (as of December 31, 1999)

-------------------------------------------------------------------------------

                                    [GRAPH]


                                Class A Shares

                    Government            Government           Merrill Lynch
                   Income Fund           Income Fund        Government/Corporate
                with Sales Charge    without Sales Charge      Master Index

   8/1992            9,700                 10,000                  10,000
  12/1992            9,925                 10,233                  10,144
     1993           10,879                 11,217                  11,265
     1994           10,505                 10,831                  10,898
     1995           12,262                 12,642                  12,966
     1996           12,563                 12,953                  13,352
     1997           13,664                 14,088                  14,658
     1998           14,886                 15,349                  16,054
     1999           14,516                 14,966                  15,725

                                    [GRAPH]


                                Class B Shares

                                                       Merrill Lynch
                          Government               Government/Corporate
                         Income Fund                   Master Index

   8/1992                   10,000                        10,000
  12/1992                    9,835                        10,144
     1993                   10,917                        11,265
     1994                   10,555                        10,898
     1995                   12,442                        12,966
     1996                   12,757                        13,352
     1997                   13,988                        14,658
     1998                   15,349                        16,054
     1999                   14,802                        15,725

 The Class B contingent deferred
 sales charge (CDSC) is not
 included in the above graph,
 since the performance is for more
 than 6 years and the CDSC would
 no longer apply.
                                    [GRAPH]


                             Institutional Shares

                                                       Merrill Lynch
                          Government               Government/Corporate
                         Income Fund                   Master Index

   8/1992                   10,000                        10,000
  12/1992                   10,233                        10,144
     1993                   11,217                        11,265
     1994                   10,831                        10,898
     1995                   12,642                        12,966
     1996                   12,953                        13,352
     1997                   14,088                        14,658
     1998                   15,332                        16,054
     1999                   14,963                        15,725


                                                            Average Annual
                                                             Total Return
                                                       ------------------------
                                                       Without Sales With Sales
                                                          Charge      Charge*
Class A Shares                                         ------------- ----------
1-Year................................................    -2.50%       -5.41%
5-Year................................................     6.68%        6.04%
Since Inception 8/3/92................................     5.59%        5.15%

*Reflects the maximum sales charge of 3.00%.

                                                            Average Annual
                                                             Total Return
                                                       ------------------------
                                                       Without CDSC With CDSC**
Class B Shares                                         ------------ -----------
1-Year................................................    -3.57%      -6.33%
5-Year................................................     6.44%       6.29%
Since Inception 8/3/92................................     5.43%       5.43%

**Reflects the applicable contingent deferred sales charge (maximum 4.00%).

The data for Class B Shares primarily represents the results of the Class A Shares. Actual Class B Shares average annual total return and hypothetical growth results would have been lower. See notes below.

                                                                 Average Annual
                                                                  Total Return
Institutional Shares                                             --------------
1-Year..........................................................     -2.41%
5-Year..........................................................      6.68%
Since Inception 8/3/92..........................................      5.58%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

Performance for the Class B Shares, which commenced operations on 1/21/99, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The quoted returns reflect the performance from 8/3/92 to 12/14/98 of the DG Government Income Fund, an open-end investment company that was the predecessor fund to the ISG Government Income Fund.

The Institutional Share class was initially offered on 12/14/98 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

The Fund's performance is compared to the Merrill Lynch Government/Corporate Master Index, which is generally representative of the performance of corporate and U.S. Government bonds. The index is unmanaged and does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                           ISG Government Income Fund
                           (as of December 31, 1999)

--------------------------------------------------------------------------------

                                    [GRAPH]

                                Sector Profile*
                    Corporate Bonds                  13.0%
                    Cash and Cash Equivalents         7.8%
                    U.S. Treasuries                  42.1%
                    U.S. Government Agencies         37.1%
The Government Income Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and also may invest in investment-grade U.S. dollar-denominated, fixed income securities of other issuers. The Fund is designed to provide current income without assuming undue risk. The Fund's adviser has latitude in deciding how assets are invested among corporate and government obligations. As a result, the Fund enjoys flexibility to make the most of changing market conditions.
                                    [GRAPH]

                               Maturity Profile*
                         Over 20 years          12.5%
                         11-20 Years             2.1%
                         1-5 Years              34.3%
                         6-10 Years             27.2%
                         0-1 Years              23.9%
By design, the Fund attempts to generate current income without undue risk to principal. The chart shows that the Fund is currently focused on bonds with maturities of 1 to 10 years and those with maturities greater than 20 years.
                                    [GRAPH]

                               Quality Profile*
                               AAA          100%
The Fund's research team and the Fund Manager continuously monitor debt instruments and issuer quality to identify fixed-income securities for the Fund.
   * The Fund's portfolio composition is subject to change.

ISG FUNDS                                      Schedule of Portfolio Investments
Government Income Fund                                         December 31, 1999
 Commercial Paper (1.9%)

                                                      Shares or     Market
                                                      Principal      Value
                                                       Amount      (Note 2)
                                                     ----------- -------------

Telecommunications (1.9%)
AT&T Corp., 5.81%*, 1/27/00......................... $ 7,000,000 $   6,971,503
                                                                 -------------
TOTAL COMMERCIAL PAPER (Cost $6,970,627)............                 6,971,503
                                                                 -------------
 Corporate Bonds (12.8%)
Automotive (0.5%)
General Motors, 6.25%, 5/1/05.......................   2,000,000     1,912,500
                                                                 -------------
Banking (0.3%)
NationsBank Corp., 5.38%, 4/15/00...................   1,000,000       997,500
                                                                 -------------
Beverages (0.7%)
Anheuser-Busch Cos., 6.90%, 10/1/02.................     889,000       881,221
Anheuser-Busch Cos., 5.75%, 1/15/11, Callable
 1/15/06 @ 100......................................   2,000,000     1,730,000
                                                                 -------------
                                                                     2,611,221
                                                                 -------------
Chemicals (0.4%)
Du Pont (E.I.) de Nemours & Co., 9.15%, 4/15/00.....     437,000       440,278
Du Pont (E.I.) de Nemours & Co., 6.75%, 10/15/02....     889,000       884,555
                                                                 -------------
                                                                     1,324,833
                                                                 -------------
Entertainment (0.7%)
The Walt Disney Co., 5.62%, 12/1/08.................   3,000,000     2,636,250
                                                                 -------------
Financial Services (4.0%)
Associates Corp. N.A., 5.75%, 11/1/03...............   2,000,000     1,907,500
Chubb Corp., 6.15%, 8/15/05.........................   2,250,000     2,131,875
Ford Motor Credit Co., 5.75%, 2/23/04...............   3,000,000     2,838,750
General Electric Capital Corp., 5.92%, 4/3/01.......   2,000,000     1,977,500
General Motors Acceptance Corp., 5.75%, 11/10/03....   1,000,000       951,250
International Lease Finance Corp., 6.00%, 6/15/03...   2,500,000     2,400,000
Merrill Lynch & Co., 6.00%, 7/15/05.................   2,500,000     2,340,625
                                                                 -------------
                                                                    14,547,500
                                                                 -------------
Food & Related (1.4%)
Campbell Soup Co., 4.75%, 10/1/03...................   2,500,000     2,318,750
Kellogg Co., 4.88%, 10/15/05........................   3,000,000     2,677,500
                                                                 -------------
                                                                     4,996,250
                                                                 -------------
Industrial Goods & Services (0.3%)
Pharmacia & Upjohn Inc., 5.88%, 4/15/00.............   1,000,000       998,750
                                                                 -------------
Oil & Gas (0.9%)
Atlantic Richfield Co., 5.55%, 4/15/03..............   3,500,000     3,329,375
                                                                 -------------

 Corporate Bonds, continued

                                                       Shares or     Market
                                                       Principal      Value
                                                        Amount      (Note 2)
                                                      ----------- -------------

Pharmaceuticals (0.4%)
American Home Products, 7.70%, 2/15/00............... $ 1,400,000 $   1,403,500
                                                                  -------------
Retail-Stores (0.4%)
Wal-Mart, 6.55%, 8/10/04.............................   1,500,000     1,473,750
                                                                  -------------
Technology (0.1%)
Texas Instruments, 9.25%, 6/15/03....................     437,000       460,489
                                                                  -------------
Telecommunications (0.5%)
GTE South Inc., 6.13%, 6/15/07.......................   2,000,000     1,857,500
                                                                  -------------
Utilities (2.2%)
Emerson Electric Co., 5.85%, 3/15/09.................   3,000,000     2,715,000
National Rural Utilities, 5.75%, 12/1/08, MTN........   3,500,000     3,123,750
Pacific Gas & Electric, 6.25%, 3/1/04................   1,000,000       961,250
Southern California Edison, 5.63%, 10/1/02...........   1,000,000       966,250
                                                                  -------------
                                                                      7,766,250
                                                                  -------------
TOTAL CORPORATE BONDS (Cost $49,253,183).............                46,315,668
                                                                  -------------

 U.S. Government Agencies (36.8%)
Fannie Mae (9.8%)
5.52%*, 1/20/00......................................  12,000,000    11,974,440
5.58%*, 3/2/00.......................................  10,000,000     9,907,000
6.46%, 5/9/05, Callable 5/9/01 @ 100.................   5,000,000     4,843,900
6.94%, 9/5/07, Callable 9/5/02 @ 100.................   2,000,000     1,923,720
6.00%, 5/15/08.......................................   7,000,000     6,553,190
                                                                  -------------
                                                                     35,202,250
                                                                  -------------
Federal Farm Credit Bank (8.4%)
6.20%, 7/1/02........................................  10,000,000     9,902,700
5.07%, 12/15/03......................................  15,000,000    14,109,600
5.70%, 9/3/08........................................   7,000,000     6,394,360
                                                                  -------------
                                                                     30,406,660
                                                                  -------------
Federal Home Loan Bank (5.3%)
5.35%, 12/1/03.......................................   3,000,000     2,833,920
5.30%, 2/18/04.......................................   5,000,000     4,724,550
6.34%, 6/29/04.......................................   2,250,000     2,205,855
5.80%, 9/2/08........................................  10,000,000     9,216,900
                                                                  -------------
                                                                     18,981,225
                                                                  -------------
Freddie Mac (10.1%)
5.00%, 1/15/04.......................................  10,000,000     9,367,200
5.75%, 3/15/09.......................................  10,000,000     9,137,500
7.00%, 3/23/09.......................................   5,000,000     4,695,850
6.75%, 5/4/09........................................  10,000,000     9,431,200
7.40%, 6/9/14, Callable 6/9/00 @ 100.................   4,000,000     3,738,120
                                                                  -------------
                                                                     36,369,870
                                                                  -------------
Private Export Funding (1.8%)
6.31%, 9/30/04, Series C.............................   2,000,000     1,950,000
6.49%, 7/15/07, Series B.............................   2,000,000     1,942,500
5.87%, 7/31/08, Series D.............................   3,000,000     2,778,750
                                                                  -------------
                                                                      6,671,250
                                                                  -------------

                                   Continued

ISG FUNDS                                     Schedule of Portfolio Investments
Government Income Fund                                        December 31, 1999
 U.S. Government Agencies, continued

                                                       Shares or     Market
                                                       Principal      Value
                                                        Amount      (Note 2)
                                                      ----------- -------------

Tennessee Valley Authority (1.4%)
6.13%, 7/15/03......................................  $ 3,682,000 $   3,585,347
5.38%, 11/13/08.....................................    1,500,000     1,333,695
                                                                  -------------
                                                                      4,919,042
                                                                  -------------
TOTAL U.S. GOVERNMENT AGENCIES (Cost $139,168,909)..                132,550,297
                                                                  -------------

 U.S. Treasury Bonds (14.5%)
7.50%, 11/15/16.....................................    7,000,000     7,493,710
7.25%, 8/15/22......................................    7,000,000     7,385,420
7.63%, 11/15/22.....................................    7,000,000     7,681,590
7.13%, 2/15/23......................................    9,000,000     9,369,630
6.88%, 8/15/25......................................   10,000,000    10,187,200
6.75%, 8/15/26......................................   10,000,000    10,048,300
                                                                  -------------
TOTAL U.S. TREASURY BONDS (Cost $50,085,959)........                 52,165,850
                                                                  -------------

 U.S. Treasury Notes (27.2%)
7.75%, 1/31/00......................................   10,000,000    10,018,700
6.13%, 7/31/00......................................   10,000,000    10,022,000
5.75%, 10/31/00.....................................    8,000,000     7,978,880
7.75%, 2/15/01......................................    9,000,000     9,156,060
8.00%, 5/15/01......................................    9,000,000     9,209,070
7.88%, 8/15/01......................................    7,000,000     7,174,860
7.50%, 5/15/02......................................   10,000,000    10,267,600
5.75%, 8/15/03......................................   10,000,000     9,798,500
6.50%, 8/15/05......................................    9,000,000     9,003,330
7.00%, 7/15/06......................................   15,000,000    15,369,450
                                                                  -------------
TOTAL U.S. TREASURY NOTES (Cost $100,805,756).......                 97,998,450
                                                                  -------------

 Investment Companies (5.8%)
AIM Treasury Money Market Fund......................    2,780,038     2,780,038
ISG Prime Money Market Fund.........................   18,070,048    18,070,047
                                                                  -------------
TOTAL INVESTMENT COMPANIES (Cost $20,850,085).......                 20,850,085
                                                                  -------------

 Short-Term Securities+ (52.0%)
Commercial Paper (42.3%)
Asset Backed--Miscellaneous (4.6%)
Enterprise Funding Corp., 5.95%, 1/13/00............  $ 3,170,916     3,139,996
Falcon Asset Securitization Corp., 6.10%, 1/24/00...    5,015,686     4,934,947
Preferred Receivables Funding Corp., 6.05%,
 1/10/00............................................    2,843,894     2,811,872
Receivables Capital Corp., 6.07%, 1/28/00...........    5,743,462     5,653,399
                                                                  -------------
                                                                     16,540,214
                                                                  -------------
Finanacial Services (18.0%)
Golden Funding Corp., 6.10%, 1/28/00................   12,037,646    11,851,564
Liberty Street Funding Corp., 6.07%--6.13%,
 1/31/00--2/17/00...................................    8,777,450     8,620,394

 Short-Term Securities+, continued

                                                       Shares or     Market
                                                       Principal      Value
                                                        Amount      (Note 2)
                                                      ----------- -------------

Moat Funding Corp., 5.98%--6.07%, 1/14/00--2/11/00..  $13,651,693 $  13,461,035
Orix Corp., 6.47%--6.50%, 1/10/00--1/14/00..........   21,247,949    21,016,232
Superior Funding Corp., 6.00%--6.14%, 1/18/00--
 1/31/00............................................   10,233,253    10,096,751
                                                                  -------------
                                                                     65,045,976
                                                                  -------------
Miscellaneous (19.7%)
ConAgra, Inc., 6.25%--6.33%, 1/18/00--2/4/00........   18,781,235    18,581,467
MCI WorldCom, 6.11%, 1/18/00........................    3,761,764     3,722,180
Moriarity, 12.75%, 1/4/00...........................   25,078,428    25,042,901
Norfolk Southern Corp., 6.30%, 1/14/00..............   10,031,371     9,926,042
Tyco International, Ltd., 6.43%--6.65%, 1/10/00--
 1/31/00............................................   13,793,136    13,641,912
                                                                  -------------
                                                                     70,914,502
                                                                  -------------
Total Commercial Paper..............................                152,500,692
                                                                  -------------
Floating Rate Notes (3.2%)
Finanacial Services (2.2%)
General Motors Acceptance Corp., 4.49%**, 11/13/00..    3,009,411     3,009,411
KeyCorp, 6.42%**, 10/23/00..........................    2,507,843     2,507,843
Textron Financial Corp., 5.92%**, 5/12/00...........    2,507,843     2,506,363
                                                                  -------------
                                                                      8,023,617
                                                                  -------------
Miscellaneous (1.0%)
Tyco International, Ltd., 6.72%**, 9/5/00...........    3,761,764     3,760,835
                                                                  -------------
Total Floating Rate Notes...........................                 11,784,452
                                                                  -------------

Investment Companies (6.5%)

AIM Liquid Asset Money Market Fund................... 23,401,131    23,401,131
                                                                 -------------
TOTAL SHORT-TERM SECURITIES (Cost $187,686,275)......              187,686,275
                                                                 -------------
TOTAL INVESTMENTS (Cost $554,820,794) (a) --
  (151.0%)...........................................              544,538,128
Other liabilities in excess of assets
 -- (51.0%)..........................................            (183,871,681)
                                                                 -------------
TOTAL NET ASSETS -- (100.0%).........................            $ 360,666,447
                                                                 =============

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

  Unrealized appreciation........................................ $  2,526,738
  Unrealized depreciation........................................  (12,809,404)
                                                                  ------------
  Net unrealized depreciation.................................... $(10,282,666)
                                                                  ============

*   Yield effective at purchase.
** Variable rate security. Rate represents rate in effect at December 31, 1999.
+ Represents securities purchased with cash collateral received on loaned securities.
MTN -- Medium Term Note
                       See notes to financial statements

ISG FUNDS
Government Income Fund

 Statement of Assets and Liabilities

                                                               December 31, 1999

Assets:
Investments, at value (cost $554,820,794)...........               $544,538,128
Cash................................................                    626,960
Interest and dividends receivable...................                  6,003,128
Receivable for capital shares issued................                      1,367
Receivable from investment adviser..................                     33,254
Prepaid expenses and other assets...................                     21,358
                                                                   ------------
  Total Assets......................................                551,224,195
Liabilities:
Payable for return of collateral held for securities
 on loan............................................  $188,313,235
Distributions payable...............................     1,936,019
Accrued expenses and other payables:
 Investment advisory fees...........................       186,627
 Administration fees................................         5,988
 Distribution fees..................................        47,066
 Custodian fees.....................................         8,360
 Other..............................................        60,453
                                                      ------------
  Total Liabilities.................................                190,557,748
                                                                   ------------
Net Assets:
Capital.............................................                372,995,078
Undistributed (distributions in excess of) net
 investment income..................................                    (97,314)
Accumulated net realized losses from investment
 transactions.......................................                 (1,948,651)
Net unrealized appreciation (depreciation) from
 investments........................................                (10,282,666)
                                                                   ------------
Net Assets..........................................               $360,666,447
                                                                   ============
Class A Shares
 Net Assets.........................................               $  2,419,192
 Shares outstanding.................................                    252,128
 Redemption price per share.........................               $       9.60
                                                                   ============
Class A Shares--Maximum Sales Charge................                       3.00%
                                                                   ------------
 Maximum Offering Price Per Share (100%/(100%-
  Maximum Sales Charge) of net asset value adjusted
  to the nearest cent)..............................               $       9.90
                                                                   ============
Class B Shares
 Net Assets.........................................               $    552,517
 Shares outstanding.................................                     57,770
 Offering price per share*..........................               $       9.56
                                                                   ============
Institutional Shares
 Net Assets.........................................               $357,694,738
 Shares outstanding.................................                 37,314,909
 Offering and redemption price per share............               $       9.59
                                                                   ============

---------
* Redemption price per share varies by length of time shares are held.

 Statement of Operations

                                            For the year ended December 31, 1999

Investment Income:
Interest income......................................            $ 20,529,204
Dividend income......................................               1,040,481
Income from securities lending.......................                 180,018
                                                                 ------------
 Total Investment Income.............................              21,749,703
Expenses:
Investment advisory fees............................. $2,126,569
Administration fees..................................    528,016
Distribution fees--Class A Shares....................      4,719
Distribution fees--Class B Shares....................      3,101
Shareholder servicing fees--Class A Shares...........      2,835
Shareholder servicing fees--Class B Shares...........      1,027
Shareholder servicing fees--Institutional Shares.....    524,561
Custodian fees.......................................     91,338
Accounting fees......................................     30,775
Transfer agent fees..................................     59,096
Directors' fees......................................     10,931
Other fees...........................................    178,242
                                                      ----------
 Total expenses before voluntary fee
  reductions/reimbursements..........................               3,561,210
 Expenses voluntarily reduced/reimbursed.............                (360,710)
                                                                 ------------
 Net expenses........................................               3,200,500
                                                                 ------------
Net Investment Income................................              18,549,203
                                                                 ------------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment
 transactions........................................                 150,693
Net change in unrealized appreciation (depreciation)
 from investments....................................             (27,073,864)
                                                                 ------------
Net realized/unrealized gains (losses) from
 investments.........................................             (26,923,171)
                                                                 ------------
Change in net assets resulting from operations.......            $ (8,373,968)
                                                                 ============

                       See notes to financial statements

ISG FUNDS
Government Income Fund
 Statements of Changes in Net Assets

                                 Year Ended      Period Ended      Year Ended
                                December 31,     December 31,     February 28,
                                    1999           1998 (a)           1998
                                ------------     ------------     ------------
From Investment Activities:
Operations:
 Net investment income......... $ 18,549,203     $ 12,162,175     $ 14,791,115
 Net realized gains (losses)
  from investment
  transactions.................      150,693         (151,172)         151,276
 Net change in unrealized
  appreciation (depreciation)
  from investments.............  (27,073,864)       8,210,092        9,924,175
                                ------------     ------------     ------------
Change in net assets resulting
 from operations...............   (8,373,968)      20,221,095       24,866,566
                                ------------     ------------     ------------
Distributions to Class A
 Shareholders:
 From net investment income....     (101,843)     (11,516,524)     (14,742,578)
 In excess of net investment
  income.......................         (738)             --               --
Distributions to Class B
 Shareholders:
 From net investment income....      (20,036)(c)          --               --
 In excess of net investment
  income.......................         (144)(c)          --               --
Distributions to Institutional
 Shareholders:
 From net investment income....  (18,434,089)        (732,820)(b)          --
 In excess of net investment
  income.......................     (133,632)             --               --
                                ------------     ------------     ------------
Change in net assets from
 shareholder distributions.....  (18,690,482)     (12,249,344)     (14,742,578)
                                ------------     ------------     ------------
Change in net assets from
 capital transactions..........   92,301,343       17,054,239       10,661,134
                                ------------     ------------     ------------
Change in net assets...........   65,236,893       25,025,990       20,785,122
Net Assets:
 Beginning of period...........  295,429,554      270,403,564      249,618,442
                                ------------     ------------     ------------
 End of period................. $360,666,447     $295,429,554     $270,403,564
                                ============     ============     ============

---------
(a) For the period from March 1, 1998 through December 31, 1998.
(b) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(c) For the period from January 21, 1999 (commencement of operations) through December 31, 1999.
                       See notes to financial statements

ISG FUNDS
Government Income Fund

 Financial Highlights, Class A Shares

                          Year Ended  Period Ended   Year Ended   Year Ended   Year Ended   Year Ended
                         December 31, December 31,  February 28, February 28, February 28, February 28,
                             1999       1998 (a)        1998         1997         1996         1995
                         ------------ ------------  ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....    $10.38       $10.07       $   9.69     $   9.87     $   9.47     $   9.90
                            ------       ------       --------     --------     --------     --------
Investment Activities
 Net investment income
  (loss)................      0.51         0.45           0.55         0.57         0.58         0.54
 Net realized and
  unrealized gains
  (losses) from
  investments...........     (0.77)        0.31           0.38        (0.18)        0.41        (0.44)
                            ------       ------       --------     --------     --------     --------
 Total from Investment
  Activities............     (0.26)        0.76           0.93         0.39         0.99         0.10
                            ------       ------       --------     --------     --------     --------
Distributions
 Net investment income..     (0.52)       (0.45)         (0.55)       (0.57)       (0.59)       (0.53)
                            ------       ------       --------     --------     --------     --------
 Total Distributions....     (0.52)       (0.45)         (0.55)       (0.57)       (0.59)       (0.53)
                            ------       ------       --------     --------     --------     --------
Net change in asset
 value..................     (0.78)        0.31           0.38        (0.18)        0.40        (0.43)
                            ------       ------       --------     --------     --------     --------
Net Asset Value, End of
 Period.................    $ 9.60       $10.38       $  10.07     $   9.69     $   9.87     $   9.47
                            ======       ======       ========     ========     ========     ========
Total Return (excludes
 sales charge)..........     (2.50)%       7.69%(b)       9.90%        4.07%       10.70%        1.20%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........    $2,419       $1,486       $270,404     $249,618     $184,226     $168,313
Ratio of expenses to
 average net assets.....      0.91%        0.91%(c)       0.80%        0.70%        0.72%        0.68%
Ratio of net investment
 income to average net
 assets.................      5.29%        5.28%(c)       5.62%        5.82%        5.96%        5.79%
Ratio of expenses to
 average net assets*....      1.26%         (d)           0.86%        0.80%        0.82%        0.83%
Portfolio turnover**....         5%          20%            25%           7%          87%          31%

* During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from March 1, 1998 through December 31, 1998. In conjunction with the reorganization of the ISG Funds, the Fund changed its fiscal year end to December 31.
(b) Not annualized.
(c) Annualized.
(d) There were no fee reductions in this period.

 Financial Highlights, Class B Shares

                                                                  Period Ended
                                                                  December 31,
                                                                    1999 (a)
                                                                  ------------
Net Asset Value, Beginning of Period.............................    $10.36
                                                                     ------
Investment Activities
 Net investment income (loss)....................................      0.42
 Net realized and unrealized gains (losses) from investments.....     (0.77)
                                                                     ------
 Total from Investment Activities................................     (0.35)
                                                                     ------
Distributions
 Net investment income...........................................     (0.45)
                                                                     ------
 Total Distributions.............................................     (0.45)
                                                                     ------
Net change in asset value........................................     (0.80)
                                                                     ------
Net Asset Value, End of Period...................................    $ 9.56
                                                                     ======
Total Return (excludes redemption charge)........................     (3.57)%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)................................    $  553
Ratio of expenses to average net assets..........................      1.85%(c)
Ratio of net investment income to average net assets.............      4.40%(c)
Ratio of expenses to average net assets*.........................      1.87%(c)
Portfolio turnover**.............................................         5%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from January 21, 1999 (commencement of operations) through December 31, 1999.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

ISG FUNDS
Government Income Fund

 Financial Highlights, Institutional Shares

                                                    Year Ended  Period Ended
                                                   December 31, December 31,
                                                       1999       1998 (a)
                                                   ------------ ------------
Net Asset Value, Beginning of Period..............   $  10.36     $  10.42
                                                     --------     --------
Investment Activities
 Net investment income (loss).....................       0.52         0.03
 Net realized and unrealized gains (losses) from
  investments.....................................      (0.77)       (0.06)
                                                     --------     --------
 Total from Investment Activities.................      (0.25)       (0.03)
                                                     --------     --------
Distributions
 Net investment income............................      (0.52)       (0.03)
                                                     --------     --------
 Total Distributions..............................      (0.52)       (0.03)
                                                     --------     --------
Net change in asset value.........................      (0.77)       (0.06)
                                                     --------     --------
Net Asset Value, End of Period....................   $   9.59     $  10.36
                                                     ========     ========
Total Return......................................      (2.41)%      (0.33)%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000).................   $357,695     $293,944
Ratio of expenses to average net assets...........       0.91%        0.88%(c)
Ratio of net investment income to average net
 assets...........................................       5.27%        5.07%(c)
Ratio of expenses to average net assets*..........       1.01%         (d)
Portfolio turnover**..............................          5%          20%

* During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.
(d) There were no fee reductions in this period.

                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

               Sharon Brown
[PHOTO]        Portfolio Manager
               ISG Municipal Income Fund+

--------------------------------------------------------------------------------
 Investment Goal
 The Fund seeks to provide investors
 with dividend income exempt from
 federal income tax, without assuming
 undue risk. The Fund invests
 primarily in investment-grade
 municipal obligations issued by
 state and local entities across the
 United States.

--------------------------------------------------------------------------------

Q. How did the Fund perform during the period?

A. For the 12 months ended December 31, 1999, the Fund produced a total return of -3.81% (Class A Shares at NAV).++ In comparison, the Fund's benchmarks, the Lehman Brothers Municipal Bond Index and the Lipper Municipal General Bond Index,/1/ produced total returns of -2.06% and -4.07%, respectively.

It is also important to recognize income yield to shareholders. As of December 31, 1999, the Fund's 30-day SEC yield (Class A Shares at NAV) was 4.74%. For investors in the 36% federal income tax bracket, that is equivalent to a taxable yield of 7.41%. We achieved our objectives while maintaining an average credit quality of AA+. As of December 31, 1999, the Fund's average maturity was
11.2 years.*

Q. What factors affected your performance?

A. Throughout most of the year, the bond market was both volatile and unstable. The Fed raised short-term rates three times. While municipal bonds do not react as sharply to Fed moves as long-term Treasuries do, this much Fed action affected every portion of the fixed-income universe, including munis. As long as there is turmoil in the taxable market, and there was plenty in 1999, instability will spill over to the tax-exempt arena. Psychologically, even muni investors feel anxiety from rising rates. All of which served to put pressure on the Fund's total return. As rates continued to rise, we lengthened the portfolio for two reasons: to provide our shareholders with higher current income and to position the portfolio for price appreciation when rates turn lower.

Q. What are a few of your favorite bonds in the Fund?

A. One of our favorites is a Houston, Texas, zero coupon issue, due 2021 (7.29% of the Fund's net assets). "Zeroes" do not carry a coupon yield, but we had two good reasons to buy them: First, they were attractively priced, and second, they are a total return play for when rates turn down. The prices of zeroes are very sensitive to interest-rate moves; when rates decline, the value of zeroes shoot up more quickly than bonds that do provide current income. To counter zeroes with a short-maturity, high-coupon issue, we bought Rhode Island Port Authority paper yielding 6.75%, due 2004 (2.94%). We feel the yield is very generous, which can offset some of the principal fluctuation.*

Q. What is your outlook for 2000?

A. We anticipate more instability, at least through the first quarter. With the economy showing few signs of slowing down appreciably, we believe it is fairly certain the Fed will raise rates at least once, and maybe twice. Higher rates will continue to depress bond prices, though current income should rise. Longer term, we believe the Fed will feel that the inflation picture is under control, and rates will begin to turn down.
---------
+ The Fund's income may be subject to certain state and local taxes and depending on your tax status, the federal alternative minimum tax.
++ Including the 3.00% sales load, the Fund's return was -6.71% for the period.
/1/The Lipper Municipal General Bond Fund Index is an index of managed funds that invest at least 65% of assets in municipal debt issues in the top four credit ratings.
*  The Fund's portfolio composition is subject to change.
Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                           ISG Municipal Income Fund
                     Performance (as of December 31, 1999)

-------------------------------------------------------------------------------


                                    [GRAPH]

                                Class A Shares

                    Municipal             Municipal            Lehman Brothers
                   Income Fund           Income Fund             Municipal
                with Sales Charge    without Sales Charge        Bond Index

  12/1992            9,700                 10,000                  10,000
     1993           10,936                 11,286                  11,228
     1994           10,189                 10,514                  10,647
     1995           11,900                 12,281                  12,506
     1996           12,331                 12,725                  13,060
     1997           13,289                 13,714                  14,263
     1998           13,997                 14,444                  15,188
     1999           13,476                 13,894                  14,875


                                    [GRAPH]

                                Class B Shares

                                                     Lehman Brothers
                          Municipal                     Municipal
                         Income Fund                    Bond Index

  12/1992                   10,000                        10,000
     1993                   10,986                        11,228
     1994                   10,227                        10,647
     1995                   12,081                        12,506
     1996                   12,525                        13,080
     1997                   13,614                        14,263
     1998                   14,444                        15,188
     1999                   13,762                        14,875

 The Class B contingent deferred
 sales charge (CDSC) is not
 included in the above graph,
 since the performance is for more
 than 6 years and the CDSC would
 no longer apply.

                                   [GRAPH]

                             Institutional Shares

                                                     Lehman Brothers
                          Municipal                     Municipal
                         Income Fund                    Bond Index

  12/1992                   10,010                        10,000
     1993                   11,286                        11,228
     1994                   10,514                        10,647
     1995                   12,281                        12,506
     1996                   12,725                        13,060
     1997                   13,714                        14,263
     1998                   14,446                        15,188
     1999                   13,896                        14,875


                                                             Average Annual
                                                              Total Return
                                                        ------------------------
                                                        Without Sales With Sales
                                                           Charge      Charge*
Class A Shares                                          ------------- ----------
1-Year.................................................    -3.81%       -6.71%
5-Year.................................................     5.73%        5.08%
Since Inception 12/29/92...............................     4.79%        4.34%

*Reflects the maximum sales charge of 3.00%.

                                                                  Average Annual
                                                                   Total Return
                                                                  --------------
                                                                  Without  With
                                                                   CDSC   CDSC**
Class B Shares                                                    ------- ------
1-Year........................................................... -4.73%  -7.45%
5-Year...........................................................  5.53%   5.37%
Since Inception (12/29/92).......................................  4.65%   4.65%

**Reflects the applicable contingent deferred sales charge (maximum 4.00%).

The data for Class B Shares primarily represents the results of the Class A Shares. Actual Class B Shares average annual total return and hypothetical growth results would have been lower. See notes below.

                                                                  Average Annual
                                                                   Total Return
Institutional Shares                                              --------------
1-Year...........................................................     -3.81%
5-Year...........................................................      5.74%
Since Inception 12/29/92.........................................      4.79%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.
Performance for the Class B Shares, which commenced operations on 2/3/99, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.
The quoted returns reflect the performance from 12/29/92 to 12/14/98 of the DG Municipal Income Fund, an open-end investment company that was the predecessor fund to the ISG Municipal Income Fund.

The Institutional Share class was initially offered on 12/14/98 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

The Fund's performance is compared to the Lehman Brothers Municipal Bond Index, which is generally representative of the performance of investment-grade, fixed-rate, long-term municipal bonds. The index is unmanaged and does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                           ISG Municipal Income Fund
                           (as of December 31, 1999)

--------------------------------------------------------------------------------

                                    [CHART]


                                Sector Profile*

                     Cash and Cash Equivalents       0.3%
                     Municipal Bonds                99.7%

The ISG Municipal Income Fund invests primarily in investment-grade municipal obligations issued by state and local entities across the United States. The Fund seeks to provide investors with current income excempt from federal income tax.


                                    [CHART]


                               Maturity Profile*

                              0-1 Years       0.3%
                              1-5 Years      10.3%
                             6-10 Years      50.1%
                            11-20 Years      31.9%
                          Over 20 Years       7.4%

By design, the Fund attempts to provide current income without undue risk to principal. The chart shows that the Fund is focused on bonds primarily with maturities of 1 to 10 years.


                                    [CHART]


                               Quality Profile*

                                   A   4.4%
                                  AA  16.1%
                                 AAA  79.5%

By focusing on more general obligations and school and "essential services" bonds, the Fund Manager and the research team provided an additional measure of security to the Fund.


   * The Fund's portfolio composition is subject to change.

ISG FUNDS                                      Schedule of Portfolio Investments
Municipal Income Fund                                          December 31, 1999
 Municipal Bonds (98.6%)

                                                        Shares or     Market
                                                        Principal      Value
                                                         Amount      (Note 2)
                                                       ----------- -------------

Arkansas (2.0%)
Arkansas State Capital Appreciation, College Savings,
 Series C, 0.00%, 6/1/11, GO.........................  $ 1,400,000 $     750,750
                                                                   -------------
California (6.8%)
California State, 7.00%, 10/1/09, GO,................    1,285,000     1,468,113
Franklin-McKinley School District, Refunding Bond,
 6.00%, 7/1/16, GO, FSA..............................    1,000,000     1,037,500
                                                                   -------------
                                                                       2,505,613
                                                                   -------------
Florida (3.3%)
Dade County, Series DD, 7.70%, 10/1/12, GO, AMBAC....    1,000,000     1,218,750
                                                                   -------------
Georgia (8.8%)
Georgia State, Series B, 7.20%, 3/1/06, GO...........    1,500,000     1,678,124
Savannah Hospital Authority Revenue, St. Josephs
 Hospital Project, 6.20%, 7/1/23, Prerefunded 7/1/03
 @ 102...............................................    1,500,000     1,593,750
                                                                   -------------
                                                                       3,271,874
                                                                   -------------
Illinois (7.9%)
Chicago, Metropolitan Water Reclamation District,
 Greater Chicago Capital Improvements, 6.90%, 1/1/07,
 GO..................................................    1,830,000     2,001,563
Will County Forest Preservation District, Series B,
 0.00%, 12/1/18, GO, FGIC............................    3,000,000       930,000
                                                                   -------------
                                                                       2,931,563
                                                                   -------------
Kentucky (5.2%)
Carrollton & Henderson, Public Energy Authority Gas
 Revenue, Series A, 5.00%, 1/1/09, FSA...............    2,000,000     1,912,500
                                                                   -------------
Louisiana (2.7%)
Louisiana Local Government Environmental Facilities,
 Community Development Authority Revenue, Capital
 Projects & Equipment Acquisition, 5.25%, 12/1/18,
 AMBAC...............................................    1,085,000     1,002,269
                                                                   -------------
Michigan (3.0%)
Battle Creek Downtown Development Authority, 7.30%,
 5/1/10, Prerefunded 5/1/04 @ 102....................    1,000,000     1,111,250
                                                                   -------------
Mississippi (3.5%)
Jackson Water & Sewer System Revenue, 5.13%, 9/1/14,
 FGIC................................................    1,430,000     1,317,388
                                                                   -------------
New Jersey (4.4%)
New Jersey Health Care Facilities Funding Authority
 Revenue, Cathedral Health Services, 5.50%, 2/1/11,
 MBIA................................................    1,605,000     1,621,050
                                                                   -------------

 Municipal Bonds, continued

                                                       Shares or     Market
                                                       Principal      Value
                                                        Amount      (Note 2)
                                                      ----------- -------------

Pennsylvania (4.3%)
Bethlehem Area School District, 6.00%, 3/1/16,
 Prerefunded 3/1/06 @ 100, State Aid Withholding,
 GO, MBIA...........................................  $ 1,500,000 $   1,580,625
                                                                  -------------
Rhode Island (2.9%)
Rhode Island Port Authority & Economic Development
 Corp. Revenue, Shepard Building Project, Series B,
 6.75%, 6/1/25, Prerefunded 6/1/04 @ 102, AMBAC ....    1,000,000     1,091,250
                                                                  -------------
Tennessee (6.4%)
Metropolitan Government, Nashville & Davidson
 County, Industrial Development Board Revenue,
 Multi-Family Housing, Arbor, Series B, 7.50%,
 11/15/10, Prerefunded 5/15/10 @ 100................    1,000,000     1,177,500
Metropolitan Government, Nashville & Davidson
 County, Industrial Development Board Revenue, Multi
 Family Housing, Arbor, Series C, 7.50%, 11/15/12,
 Prerefunded 5/15/12 @ 100..........................    1,000,000     1,186,250
                                                                  -------------
                                                                      2,363,750
                                                                  -------------
Texas (27.7%)
Harris County, Housing Financial Corp., Multi Family
 Housing Revenue, Breton Mill Partners, 7.00%,
 3/1/07, Prerefunded 2/15/07 @ 100..................    1,000,000     1,116,250
Houston Water & Sewer System Revenue, Capital
 Appreciation, Series A, 0.00%, 12/1/21, FSA........   10,500,000     2,703,750
Katy Independent School District, Series A, 4.50%,
 2/15/20, GO, PSF-GTD...............................    3,600,000     2,879,999
Lubbock Health Facilities Development Corp.,
 Hospital Revenue, Methodist Hospital, Series B,
 6.75%, 12/1/10, AMBAC..............................    1,000,000     1,121,250
North Central Texas Health Facilities Development
 Corp., Baylor Health Care System, 6.25%, 5/15/10...    1,600,000     1,678,000
Richardson Independent School District, Series C,
 4.75%, 2/15/22, Callable 2/15/08 @ 100, PSF-GTD....    1,000,000       821,250
                                                                  -------------
                                                                     10,320,499
                                                                  -------------
Washington (2.8%)
King County Public Hospital District No. 002, 5.25%,
 12/1/13, GO, MBIA..................................    1,095,000     1,044,356
                                                                  -------------

                                   Continued

ISG FUNDS                                     Schedule of Portfolio Investments
Municipal Income Fund                                         December 31, 1999
 Municipal Bonds, continued

                                                       Shares or     Market
                                                       Principal      Value
                                                        Amount      (Note 2)
                                                      ----------- -------------

Wisconsin (6.9%)
Wisconsin State Health & Educational Facilities
 Authority Revenue, Wheaton Franciscan Services,
 Inc., 6.10%, 8/15/09, MBIA..........................  $2,420,000 $   2,577,300
                                                                  -------------
TOTAL MUNICIPAL BONDS (Cost $38,726,127).............                36,620,787
                                                                  -------------

 Investment Companies (0.3%)

AIM Tax-Free Money Market Fund................................  1,000      1,000
ISG Tax-Exempt Money Market Fund.............................. 95,647     95,647
                                                                      ----------
TOTAL INVESTMENT COMPANIES (Cost $96,647).....................            96,647
                                                                      ----------
TOTAL INVESTMENTS (Cost $38,822,774) (a) -- (98.9%)...........        36,717,434

                                                       Shares or     Market
                                                       Principal      Value
                                                        Amount      (Note 2)
                                                      ----------- -------------

Other assets in excess of liabilities -- (1.1%)......                   392,280
                                                                  -------------
TOTAL NET ASSETS -- (100.0%).........................             $  37,109,714
                                                                  =============

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

  Unrealized appreciation......................................... $        --
  Unrealized depreciation.........................................  (2,105,340)
                                                                   -----------
  Net unrealized depreciation..................................... $(2,105,340)
                                                                   ===========

AMBAC -- Insured by AMBAC Indemnity Corp.
FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
PSF-GTD -- Permanent School Fund Guarantee
                       See notes to financial statements

ISG FUNDS
Municipal Income Fund

 Statement of Assets and Liabilities

                                                               December 31, 1999

Assets:
Investments, at value
 (cost $38,822,774)......................................           $36,717,434
Interest and dividends receivable........................               605,719
Receivable from investment adviser.......................                 1,631
Prepaid expenses and other assets........................                15,914
                                                                    -----------
 Total Assets............................................            37,340,698
Liabilities:
Distributions payable....................................  $181,132
Accrued expenses and other payables:
 Investment advisory fees................................    15,854
 Administration fees.....................................       612
 Distribution fees.......................................     8,101
 Custodian fees..........................................     2,114
 Other...................................................    23,171
                                                           --------
 Total Liabilities.......................................               230,984
                                                                    -----------
Net Assets:
Capital..................................................            39,157,917
Undistributed (distributions in excess of) net investment
 income..................................................                   196
Undistributed (distributions in excess of) net realized
 gains...................................................                56,941
Net unrealized appreciation (depreciation) from
 investments.............................................            (2,105,340)
                                                                    -----------
Net Assets...............................................           $37,109,714
                                                                    ===========
Class A Shares
 Net Assets..............................................           $ 2,195,543
 Shares outstanding......................................               220,434
 Redemption price per share..............................           $      9.96
                                                                    ===========
Class A Shares -- Maximum Sales Charge...................                  3.00%
                                                                    -----------
 Maximum Offering Price Per Share (100%/(100% -- Maximum
  Sales Charge) of net asset value adjusted to the
  nearest cent)..........................................           $     10.27
                                                                    ===========
Class B Shares
 Net Assets..............................................           $   240,118
 Shares outstanding......................................                24,168
 Offering price per share*...............................           $      9.94
                                                                    ===========
Institutional Shares
 Net Assets..............................................           $34,674,053
 Shares outstanding......................................             3,481,219
 Offering and redemption price per share.................           $      9.96
                                                                    ===========

---------
*  Redemption price per share varies by length of time shares are held.

 Statement of Operations

                                            For the year ended December 31, 1999

Investment Income:
Interest income.........................................          $ 3,057,759
Dividend income.........................................               62,211
                                                                  -----------
 Total Investment Income................................            3,119,970
Expenses:
Investment advisory fees................................ $393,473
Administration fees.....................................   98,368
Distribution fees -- Class A Shares.....................    7,092
Distribution fees -- Class B Shares.....................    2,006
Shareholder servicing fees -- Class A Shares............    4,256
Shareholder servicing fees -- Class B Shares............      669
Shareholder servicing fees--Institutional Shares........   93,711
Custodian fees..........................................   21,542
Accounting fees.........................................   28,715
Transfer agent fees.....................................   40,144
Directors' fees.........................................    1,881
Other fees..............................................   73,563
                                                         --------
 Total expenses before voluntary fee
  reductions/reimbursements.............................              765,420
 Expenses voluntarily reduced/reimbursed................             (205,460)
                                                                  -----------
 Net expenses...........................................              559,960
                                                                  -----------
Net Investment Income...................................            2,560,010
                                                                  -----------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment
 transactions...........................................              913,997
Net change in unrealized appreciation (depreciation)
 from investments.......................................           (6,076,261)
                                                                  -----------
Net realized/unrealized gains (losses) from
 investments............................................           (5,162,264)
                                                                  -----------
Change in net assets resulting from operations..........          $(2,602,254)
                                                                  ===========

                       See notes to financial statements

ISG FUNDS
Municipal Income Fund
 Statements of Changes in Net Assets

                                    Year Ended     Period Ended      Year Ended
                                   December 31,    December 31,     February 28,
                                       1999          1998(a)            1998
                                   ------------    ------------     ------------
From Investment Activities:
Operations:
 Net investment income............ $  2,560,010    $ 1,877,207      $ 2,124,116
 Net realized gains (losses) from
  investment transactions.........      913,997         15,192           72,332
 Net change in unrealized
  appreciation (depreciation) from
  investments.....................   (6,076,261)       517,234        1,412,573
                                   ------------    -----------      -----------
Change in net assets resulting
 from operations..................   (2,602,254)     2,409,633        3,609,021
                                   ------------    -----------      -----------
Distributions to Class A
 Shareholders:
 From net investment income.......     (117,894)    (1,816,513)      (2,122,421)
 From net realized gains on
  investment transactions.........      (44,428)       (87,360)        (104,785)
 In excess of net realized gains..       (1,994)            --               --
Distributions to Class B
 Shareholders:
 From net investment income.......      (9,177)(c)          --               --
 From net realized gains on
  investment transactions.........      (4,856)(c)          --               --
 In excess of net realized gains..        (218)(c)          --               --
Distributions to Institutional
 Shareholders:
 From net investment income.......   (2,493,747)      (112,697)(b)           --
 From net realized gains on
  investment transactions.........     (864,877)            --               --
 In excess of net realized gains..      (38,826)            --               --
                                   ------------    -----------      -----------
Change in net assets from
 shareholder distributions........   (3,576,017)    (2,016,570)      (2,227,206)
                                   ------------    -----------      -----------
Change in net assets from capital
 transactions.....................  (13,270,708)     7,587,023          268,866
                                   ------------    -----------      -----------
Change in net assets..............  (19,448,979)     7,980,086        1,650,681
Net Assets:
 Beginning of period..............   56,558,693     48,578,607       46,927,926
                                   ------------    -----------      -----------
 End of period.................... $ 37,109,714    $56,558,693      $48,578,607
                                   ============    ===========      ===========

---------
(a) For the period from March 1, 1998 through December 31, 1998.
(b) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(c) For the period from February 3, 1999 (commencement of operations) through December 31, 1999.
                       See notes to financial statements

ISG FUNDS
Municipal Income Fund
 Financial Highlights, Class A Shares

                          Year Ended   Period Ended   Year Ended   Year Ended   Year Ended   Year Ended
                         December 31,  December 31,  February 28, February 28, February 28, February 28,
                            1999+        1998(a)         1998         1997         1996         1995
                         ------------  ------------  ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....    $10.96        $10.89       $ 10.59      $ 10.66      $ 10.15      $ 10.57
                            ------        ------       -------      -------      -------      -------
Investment Activities
 Net investment income
  (loss)................      0.41          0.34          0.47         0.49         0.49         0.49
 Net realized and
  unrealized gains
  (losses) from
  investments...........     (0.82)         0.14          0.32        (0.07)        0.50        (0.43)
                            ------        ------       -------      -------      -------      -------
 Total from Investment
  Activities............     (0.41)         0.48          0.79         0.42         0.99         0.06
                            ------        ------       -------      -------      -------      -------
Distributions
 Net investment income..     (0.44)        (0.39)        (0.47)       (0.48)       (0.48)       (0.48)
 Net realized gains.....     (0.14)        (0.02)        (0.02)       (0.01)          --           --
 In excess of net
  realized gains........     (0.01)           --            --           --           --           --
                            ------        ------       -------      -------      -------      -------
Total Distributions.....     (0.59)        (0.41)        (0.49)       (0.49)       (0.48)       (0.48)
                            ------        ------       -------      -------      -------      -------
Net change in asset
 value..................     (1.00)         0.07          0.30        (0.07)        0.51        (0.42)
                            ------        ------       -------      -------      -------      -------
Net Asset Value, End of
 Period.................    $ 9.96        $10.96       $ 10.89      $ 10.59      $ 10.66      $ 10.15
                            ======        ======       =======      =======      =======      =======
Total Return (excludes
 sales charge)..........     (3.81)%        4.41%(b)      7.70%        4.12%        9.96%        0.81%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........    $2,196        $1,980       $48,579      $46,928      $44,578      $41,542
Ratio of expenses to
 average net assets.....      0.85%         0.91%(c)      0.76%        0.70%        0.70%        0.75%
Ratio of net investment
 income to average net
 assets.................      3.88%         4.08%(c)      4.40%        4.69%        4.65%        4.93%
Ratio of expenses to
 average net assets*....      1.41%         1.21%(c)      1.07%        1.16%        1.17%        1.16%
Portfolio turnover**....       221%(d)         3%            6%           9%          20%           9%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
 + Net investment income is based on average shares outstanding during the period.
(a) For the period from March 1, 1998 through December 31, 1998. In conjunction with the reorganization of the ISG Funds, the Fund changed its fiscal year end to December 31.
(b) Not annualized.
(c) Annualized.
(d) The Fund had an unusually high portfolio turnover due mainly to the restructuring of the portfolio to lengthen the weighted average maturity.
                       See notes to financial statements

ISG FUNDS
Municipal Income Fund

 Financial Highlights, Class B Shares

                                                                  Period Ended
                                                                  December 31,
                                                                    1999(a)
                                                                  ------------
Net Asset Value, Beginning of Period.............................    $11.04
                                                                     ------
Investment Activities
 Net investment income (loss)....................................      0.32
 Net realized and unrealized gains (losses) from investments.....     (0.91)
                                                                     ------
 Total from Investment Activities................................     (0.59)
                                                                     ------
Distributions
 Net investment income...........................................     (0.36)
 Net realized gains..............................................     (0.14)
 In excess of net realized gains.................................     (0.01)
                                                                     ------
 Total Distributions.............................................     (0.51)
                                                                     ------
Net change in asset value........................................     (1.10)
                                                                     ------
Net Asset Value, End of Period...................................    $ 9.94
                                                                     ======
Total Return (excludes redemption charge)........................     (4.73)%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)................................    $  240
Ratio of expenses to average net assets..........................      1.71%(c)
Ratio of net investment income to average net assets.............      3.03%(c)
Ratio of expenses to average net assets*.........................      2.01%(c)
Portfolio turnover**.............................................       221%(d)

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 3, 1999 (commencement of operations) through December 31, 1999.
(b) Not annualized.
(c) Annualized.
(d) The Fund had an unusually high portfolio turnover due mainly to the restructuring of the portfolio to lengthen the weighted average maturity.
                       See notes to financial statements

ISG FUNDS
Municipal Income Fund

 Financial Highlights, Institutional Shares

                                                    Year Ended    Period Ended
                                                   December 31,   December 31,
                                                      1999+         1998 (a)
                                                   ------------   ------------
Net Asset Value, Beginning of Period..............   $ 10.96        $ 11.01
                                                     -------        -------
Investment Activities
 Net investment income (loss).....................      0.41           0.02
 Net realized and unrealized gains (losses) from
  investments.....................................     (0.82)         (0.05)
                                                     -------        -------
 Total from Investment Activities.................     (0.41)         (0.03)
                                                     -------        -------
Distributions
 Net investment income............................     (0.44)         (0.02)
 Net realized gains...............................     (0.14)            --
 In excess of net realized gains..................     (0.01)            --
                                                     -------        -------
 Total Distributions..............................     (0.59)         (0.02)
                                                     -------        -------
Net change in asset value.........................     (1.00)         (0.05)
                                                     -------        -------
Net Asset Value, End of Period....................   $  9.96        $ 10.96
                                                     =======        =======
Total Return......................................     (3.81)%        (0.25)%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000).................   $34,674        $54,578
Ratio of expenses to average net assets...........      0.85%          0.90%(c)
Ratio of net investment income to average net
 assets...........................................      3.91%          4.12%(c)
Ratio of expenses to average net assets*..........      1.15%          1.24%(c)
Portfolio turnover**..............................       221%(d)          3%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
 + Net investment income is based on average shares outstanding during the period.
(a) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.
(d) The Fund had an unusually high portfolio turnover due mainly to the restructuring of the portfolio to lengthen the weighted average maturity.


                       See notes to financial statements

               Sharon Brown
[PHOTO]        Portfolio Manager
               ISG Limited Term Tennessee Tax-Exempt Fund**

-------------------------------------------------------------------------------
 Investment Goal
 The Fund seeks to provide investors with current income exempt from federal and Tennessee state income taxes without assuming undue risk. The Fund invests primarily in investment-grade Tennessee municipal obligations that generally have a duration of under five years, producing an effective average portfolio maturity ranging between three and five years.
-------------------------------------------------------------------------------

Q. How did the Fund perform during the period?

A. For the 12 months ended December 31, 1999, the Fund produced a total return of -1.00% (Class A Shares at NAV).+ In comparison, the Fund's benchmark, the Lehman Brothers Municipal 1-5-Year Index, produced a total return of 0.73%.

It is also important to recognize income yield to shareholders. As of December 31, 1999, the Fund's 30-day SEC yield (Class A Shares at NAV) was 3.70%. For investors in the 36% federal income tax bracket, that is equivalent to a taxable yield of 5.78%. We achieved our objectives while maintaining an average credit quality of AA. As of December 31, 1999, the Fund's average maturity was 5.0 years.*

Q. What factors affected your performance?

A. Throughout most of the year, the bond market was both volatile and unstable. The Fed raised short-term rates three times. While municipal bonds do not react as sharply to Fed moves as long-term Treasuries do, this much Fed action affected every portion of the fixed-income universe, including munis. As long as there is turmoil in the taxable market, and there was plenty in 1999, instability will spill over to the tax-exempt arena. Psychologically, even muni investors feel anxiety from rising rates. All of which served to put pressure on the Fund's total return. As rates continued to rise, we lengthened the portfolio slightly for two reasons: to provide our shareholders with higher current income and to position the portfolio for price appreciation when rates turn lower.

Q. What are a few of your favorite bonds in the Fund?

A. We like the Knoxville Electric 4.40%, due 2009 (2.34% of the Fund's net assets), which we were able to buy at an attractive discount. Its maturity is a bit longer than our average, which makes it a play on interest rates when they turn around and begin to fall.*

Q. What is your outlook for 2000?

A. We anticipate more instability, at least through the first quarter. With the economy showing few signs of slowing down appreciably, we believe it is fairly certain the Fed will raise rates at least once, and maybe twice. Higher rates will continue to depress bond prices, though current income should rise. Longer term, we believe the Fed will feel that it has the inflation picture under control, and rates will begin to turn down. Closer to home, the Tennessee economy remains healthy, which should bode well for us.

---------
** Regional funds may be subject to additional risk, since the companies they invest in are located in one geographical location. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
+ Including the 3.00% sales load, the Fund's return was -3.95% for the period.
*   The Fund's portfolio composition is subject to change.
Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                  ISG Limited Term Tennessee Tax-Exempt Fund
                     Performance (as of December 31, 1999)

-------------------------------------------------------------------------------

                                    [GRAPH]


                                Class A Shares

                   Limited Term         Limited Term
                     Tennessee            Tennessee          Lehman Brothers
                  Tax-Exempt Fund      Tax-Exempt Fund           Municipal
                with Sales Charge    without Sales Charge    1-5 Year Index

     1989            9,695                 10,000                  10,000
     1990           10,289                 10,613                  10,770
     1991           11,127                 11,476                  11,999
     1992           11,640                 12,006                  12,913
     1993           12,383                 12,772                  14,040
     1994           12,058                 12,437                  13,858
     1995           13,071                 13,481                  15,479
     1996           13,354                 13,774                  16,129
     1997           14,079                 14,521                  17,162
     1998           14,608                 15,067                  18,164
     1999           14,462                 14,916                  18,297

                                    [GRAPH]


                                Class B Shares

                   Limited Term         Lehman Brothers
                     Tennessee             Municipal
                  Tax-Exempt Fund       1-5 Year Index

     1989            10,000                 10,000
     1990            10,613                 10,770
     1991            11,476                 11,999
     1992            12,006                 12,913
     1993            12,772                 14,040
     1994            12,437                 13,858
     1995            13,481                 15,479
     1996            13,774                 16,129
     1997            14,521                 17,162
     1998            14,922                 18,164
     1999            14,646                 18,297

 The Class B contingent deferred
 sales charge (CDSC) is not
 included in the above graph,
 since the performance is for more
 than 6 years and the CDSC would
 no longer apply.

                                                             Average Annual
                                                              Total Return
                                                        ------------------------
                                                        Without Sales With Sales
                                                           Charge      Charge*
Class A Shares                                          ------------- ----------
1-Year.................................................     -1.00%      -3.95%
5-Year.................................................      3.70%       3.06%
10-Year................................................      4.08%       3.77%

*Reflects the maximum sales charge of 3.00%.

                                                             Average Annual
                                                              Total Return
                                                        ------------------------
                                                        Without CDSC With CDSC**
Class B Shares                                          ------------ -----------
1-Year.................................................    -1.84%       -4.72%
5-Year.................................................     3.32%        3.15%
10-Year................................................     3.89%        3.89%

**Reflects the applicable contingent deferred sales charge (maximum 4.00%).

The data for Class B Shares primarily represents the results of the Class A Shares. Actual Class B Shares average annual total return and hypothetical growth results would have been lower. See notes below.
The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.
Performance for the Class B Shares, which commenced operations on 2/3/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.
The ISG Limited Term Tennessee Tax-Exempt Fund commenced operations on 2/28/97 through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected. The performance also reflects reinvestment of dividends and capital gain distributions.
The Fund's performance is compared to the Lehman Brothers Municipal 1-5-Year Index, an unmanaged index that is generally representative of municipal bonds with maturities between 1 and 5 years. The index does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.
Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                   ISG Limited Term Tennessee Tax-Exempt Fund
                           (as of December 31, 1999)

--------------------------------------------------------------------------------

                                    [CHART]

                                Sector Profile*
                     Cash and Cash Equivalents       6.6%
                     Municipal Bonds                93.4%

The Limited Term Tennessee Tax-Exempt Fund invests primarily in a portfolio of investment-grade Tennessee municipal obligations that, under normal market conditions, have a duration of under five years and an effective average portfolio maturity ranging between 3 and 5 years. With an emphasis on quality, the Fund seeks to generate current income that is exempt from federal and Tennessee state income taxes without undue risk to principal.


                                    [CHART]

                               Maturity Profile*

                              0-1 Years    11.6%
                              1-5 Years    51.2%
                             6-10 Years    33.3%
                            11-20 Years     3.9%

By design, the Fund focuses on achieving an average maturity of 3 to 5 years. By emphasizing overall average maturity, the Fund attempts to provide high current tax-free yield while controlling principal value.


                                    [CHART]

                               Quality Profile*

                                   A    4.6%
                                  AA   52.4%
                                 AAA   39.6%
                                 BBB    3.4%

By focusing on more general obligations and school and "essential services" bonds, the Fund Manager and the research team provide an additional measure of security to the Fund.


   * The Fund's portfolio composition is subject to change.

ISG FUNDS                                      Schedule of Portfolio Investments
Limited Term Tennessee Tax-Exempt Fund                         December 31, 1999

 Municipal Bonds (92.3%)

                                                         Shares or    Market
                                                         Principal     Value
                                                           Amount    (Note 2)
                                                         ---------- -----------

Arizona (5.2%)
Pima County, Unified School District, Series C, 6.60%,
 7/1/03,
 Prerefunded 7/1/01 @ 101, GO, MBIA....................  $1,000,000 $ 1,041,250
                                                                    -----------
Ohio (5.0%)
Youngstown City School District, Revenue Anticipation
 Notes, 5.00%, 6/15/00, AMBAC..........................   1,000,000   1,004,320
                                                                    -----------
Tennessee (82.1%)
Chattanooga, Health Education & Housing, Facilities
 Board Revenue, Series A, 5.25%, 12/1/02...............     900,000     909,000
Hamilton County, 6.25%, 2/1/20, Prerefunded 2/1/05 @
 102, GO...............................................     490,000     526,138
Knox County Refunding, 6.50%, 4/1/04, Callable 4/1/03 @
 102, GO...............................................     750,000     798,750
Knox County, Health Education & Housing, Facilities
 Board Hospital Revenue Refunding, 7.25%, 1/1/08,
 MBIA..................................................     750,000     842,813
Knoxville Electric Revenue, 4.40%, 7/1/09, Callable
 7/1/05 @ 101..........................................     500,000     467,500
Lenoir City Electrical System Revenue, 4.80%, 6/1/11,
 Callable 6/1/08 @ 100, AMBAC..........................   1,000,000     931,250
Memphis, 6.00%, 7/1/03, GO.............................     500,000     520,625
Memphis, 6.00%, 11/1/03, GO............................     500,000     523,125
Memphis, 6.00%, 7/1/04, GO.............................   1,000,000   1,048,750
Metropolitan Government, Nashville & Davidson County
 Refunding, 6.25%, 12/1/01, GO.........................   1,000,000   1,033,750
Metropolitan Government, Nashville & Davidson County,
 Health & Education Facilities Board Revenue, The
 Vanderbilt University, Series A, 6.00%, 7/1/07........     625,000     660,938
Montgomery County, Tennessee Health Reference &
 Improvement, Clarksville Regional Health System,
 5.10%, 1/1/11, Callable 1/1/08 @ 101..................     750,000     675,000
Rutherford County Capital Outlay Notes, 6.00%, 4/1/04,
 GO....................................................   1,370,000   1,435,074
Shelby County Refunding Bond, Series B, 5.50%, 8/1/10,
 GO....................................................     750,000     765,938
Shelby County, Series B, 6.00%, 12/1/05, GO............     750,000     793,125
Tennergy Corp., Tennessee Gas Revenue, 5.00%, 6/1/09,
 MBIA..................................................     900,000     841,500
Tennessee State, Series B, 6.50%, 6/1/03, Prerefunded
 6/1/01 @ 102, GO......................................     750,000     781,875
Tennessee State, Series C, 5.00%, 3/1/04, GO...........   1,085,000   1,097,206

 Municipal Bonds, continued

                                                          Shares or   Market
                                                          Principal    Value
                                                           Amount    (Note 2)
                                                          --------- -----------

 Tennessee, continued
 Williamson County, 6.00%, 3/1/08, GO.................... $ 785,000 $   836,025
 Wilson County, 5.00%, 4/1/03, GO........................   900,000     909,000
                                                                    -----------
                                                                     16,397,382
                                                                    -----------
 TOTAL MUNICIPAL BONDS
  (Cost $18,961,313).....................................            18,442,952
                                                                    -----------
 Investment Companies (6.5%)
 AIM Tax-Free Money Market Fund..........................   400,750     400,750
 ISG Tax-Exempt Money Market Fund........................   897,419     897,419
                                                                    -----------
 TOTAL INVESTMENT COMPANIES
  (Cost $1,298,169)......................................             1,298,169
                                                                    -----------
 TOTAL INVESTMENTS
  (Cost $20,259,482) (a) -- (98.8%)......................            19,741,121
 Other assets in excess of
  liabilities -- (1.2%)..................................               231,182
                                                                    -----------
 TOTAL NET ASSETS -- (100.0%)............................           $19,972,303
                                                                    ===========

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation......................................... $   5,366
    Unrealized depreciation.........................................  (523,727)
                                                                     ---------
    Net unrealized depreciation..................................... $(518,361)
                                                                     =========

AMBAC -- Insured by AMBAC Indemnity Corp.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
                       See notes to financial statements

ISG FUNDS
Limited Term Tennessee Tax-Exempt Fund

 Statement of Assets and Liabilities

                                                               December 31, 1999

Assets:
Investments, at value (cost $20,259,482)..................         $19,741,121
Interest and dividends receivable.........................             298,641
Deferred organization costs...............................                 967
Prepaid expenses and other assets.........................              14,202
                                                                   -----------
 Total Assets.............................................          20,054,931
Liabilities:
Distributions payable..................................... $53,615
Accrued expenses and other payables:
 Investment advisory fees.................................   6,649
 Administration fees......................................      87
 Distribution fees........................................   3,015
 Custodian fees...........................................   1,934
 Other....................................................  17,328
                                                           -------
 Total Liabilities........................................              82,628
                                                                   -----------
Net Assets:
Capital...................................................          20,581,919
Undistributed (distributions in excess of) net realized
 gains....................................................             (91,255)
Net unrealized appreciation (depreciation) from
 investments..............................................            (518,361)
                                                                   -----------
Net Assets................................................         $19,972,303
                                                                   ===========
Class A Shares
 Net Assets...............................................         $19,360,541
 Shares outstanding.......................................           1,998,753
 Redemption price per share...............................         $      9.69
                                                                   ===========
Class A Shares--Maximum Sales Charge......................                3.00%
                                                                   -----------
 Maximum Offering Price Per Share (100%/(100%--Maximum
  Sales Charge) of net asset value adjusted to the nearest
  cent)...................................................         $      9.99
                                                                   ===========
Class B Shares
 Net Assets...............................................         $   611,762
 Shares outstanding.......................................              63,166
 Offering price per share*................................         $      9.68
                                                                   ===========

---------
* Redemption price per share varies by length of time shares are held. Statement of Operations

                                            For the year ended December 31, 1999

Investment Income:
Interest income...........................................           $ 801,576
Dividend income...........................................              35,899
                                                                     ---------
 Total Investment Income..................................             837,475
Expenses:
Investment advisory fees..................................  $100,988
Administration fees.......................................    30,297
Distribution fees -- Class A Shares.......................    48,523
Distribution fees -- Class B Shares.......................     5,915
Shareholder servicing fees -- Class A Shares..............    29,114
Shareholder servicing fees -- Class B Shares..............     1,972
Custodian fees............................................     7,647
Accounting fees...........................................    16,157
Transfer agent fees.......................................    27,939
Directors' fees...........................................       474
Registration and filing fees..............................    33,845
Other fees................................................    15,587
                                                            --------
 Total expenses before voluntary fee reductions...........             318,458
 Expenses voluntarily reduced.............................             (93,418)
                                                                     ---------
 Net expenses.............................................             225,040
                                                                     ---------
Net Investment Income.....................................             612,435
                                                                     ---------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions..             (60,047)
Net change in unrealized appreciation (depreciation) from
 investments..............................................            (765,375)
                                                                     ---------
Net realized/unrealized gains (losses) from investments...            (825,422)
                                                                     ---------
Change in net assets resulting from operations............           $(212,987)
                                                                     =========

                       See notes to financial statements

ISG FUNDS
Limited Term Tennessee Tax-Exempt Fund

 Statements of Changes in Net Assets

                                                    Year Ended    Year Ended
                                                   December 31,  December 31,
                                                       1999          1998
                                                   ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................ $   612,435   $   697,091
 Net realized gains (losses) from investment
  transactions....................................     (60,047)      155,050
 Net change in unrealized appreciation
  (depreciation) from investments.................    (765,375)      (54,273)
                                                   -----------   -----------
Change in net assets resulting from operations....    (212,987)      797,868
                                                   -----------   -----------
Distributions to Class A Shareholders:
 From net investment income.......................    (594,978)     (688,069)
 From net realized gains on investment
  transactions....................................          --      (152,027)
 In excess of net realized gains..................     (32,489)           --
Distributions to Class B Shareholders:
 From net investment income.......................     (17,457)       (9,022)(a)
 From net realized gains on investment
  transactions....................................          --        (5,771)(a)
 In excess of net realized gains..................      (1,177)           --
                                                   -----------   -----------
Change in net assets from shareholder
 distributions....................................    (646,101)     (854,889)
                                                   -----------   -----------
Change in net assets from capital transactions....     660,076    (2,664,724)
                                                   -----------   -----------
Change in net assets..............................    (199,012)   (2,721,745)
Net Assets:
 Beginning of period..............................  20,171,315    22,893,060
                                                   -----------   -----------
 End of period.................................... $19,972,303   $20,171,315
                                                   ===========   ===========

---------
(a) For the period from February 3, 1998 (commencement of operations) through December 31, 1998.
                       See notes to financial statements

ISG FUNDS
Limited Term Tennessee Tax-Exempt Fund

 Financial Highlights, Class A Shares

                                         Year Ended   Year Ended  Period Ended
                                        December 31, December 31, December 31,
                                            1999         1998       1997 (a)
                                        ------------ ------------ ------------
Net Asset Value, Beginning of Period...   $ 10.11      $ 10.13      $ 10.00
                                          -------      -------      -------
Investment Activities
 Net investment income (loss)..........      0.30         0.32         0.29
 Net realized and unrealized gains
  (losses) from investments............     (0.40)        0.06         0.13
                                          -------      -------      -------
 Total from Investment Activities......     (0.10)        0.38         0.42
                                          -------      -------      -------
Distributions
 Net investment income.................     (0.30)       (0.32)       (0.29)
 Net realized gains....................        --        (0.08)          --
 In excess of net realized gains.......     (0.02)          --           --
                                          -------      -------      -------
 Total Distributions...................     (0.32)       (0.40)       (0.29)
                                          -------      -------      -------
Net change in asset value..............     (0.42)       (0.02)        0.13
                                          -------      -------      -------
Net Asset Value, End of Period.........   $  9.69      $ 10.11      $ 10.13
                                          =======      =======      =======
Total Return (excludes sales charge)...     (1.00)%       3.76%        4.26%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)......   $19,361      $19,439      $22,893
Ratio of expenses to average net
 assets................................      1.08%        1.05%        0.98%(c)
Ratio of net investment income to
 average net assets....................      3.07%        3.11%        3.48%(c)
Ratio of expenses to average net
 assets*...............................      1.55%        1.52%        1.52%(c)
Portfolio turnover**...................        52%         189%         179%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.
(b) Not annualized.
(c) Annualized.

 Financial Highlights, Class B Shares

                                                      Year Ended  Period Ended
                                                     December 31, December 31,
                                                         1999       1998 (a)
                                                     ------------ ------------
Net Asset Value, Beginning of Period................    $10.10        10.18
                                                        ------       ------
Investment Activities
 Net investment income (loss).......................      0.22         0.20
 Net realized and unrealized gains (losses) from
  investments.......................................     (0.40)          --
                                                        ------       ------
 Total from Investment Activities...................     (0.18)        0.20
                                                        ------       ------
Distributions
 Net investment income..............................     (0.22)       (0.20)
 Net realized gains.................................        --        (0.08)
 In excess of net realized gains....................     (0.02)          --
                                                        ------       ------
 Total Distributions................................     (0.24)       (0.28)
                                                        ------       ------
Net change in asset value...........................     (0.42)       (0.08)
                                                        ------       ------
Net Asset Value, End of Period......................    $ 9.68       $10.10
                                                        ======       ======
Total Return (excludes redemption charge)...........     (1.84)%       1.94%(b)

Ratios/Supplementary Data:
Net Assets at end of period (000)...................    $  612       $  732
Ratio of expenses to average net assets.............      1.93%        2.05%(c)
Ratio of net investment income to average net
 assets.............................................      2.21%        2.02%(c)
Ratio of expenses to average net assets*............      2.15%        2.27%(c)
Portfolio turnover**................................        52%         189%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 3, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

               Sharon Brown
[PHOTO]        Portfolio Manager
               ISG Tennessee Tax-Exempt Fund**

-------------------------------------------------------------------------------
 Investment Goal
 The Fund seeks to provide investors with current income exempt from federal and Tennessee state income taxes without assuming undue risk. The Fund invests primarily in investment-grade Tennessee municipal obligations and is suitable for Tennessee residents seeking monthly state income exempt from both federal and Tennessee personal income taxes. The Fund affords greater diversification and liquidity than most investors would achieve by purchasing municipal securities directly.
-------------------------------------------------------------------------------

Q. How did the Fund perform during the period?

A. For the 12 months ended December 31, 1999, the Fund produced a total return of -3.07% (Class A Shares at NAV).+ In comparison, the Fund's benchmarks, the Lehman Brothers Municipal 10-Year Index and the Lipper States Intermediate Municipal Index/1/, produced total returns of -1.25% and -2.06%, respectively. It is also important to recognize income yield to shareholders. As of December 31, 1999, the Fund's 30-day SEC yield (Class A Shares at NAV) was 3.98%. For investors in the 36% federal income tax bracket, that is equivalent to a taxable yield of 6.22%. We achieved our objectives while maintaining an average credit quality of AA+ (as rated Standard & Poor's). As of December 31, 1999, the Fund's average maturity was 9.1 years.*

Q. What factors affected your performance?

A. Throughout most of the year, the bond market was both volatile and unstable. The Fed raised short-term rates three times. While municipal bonds do not react as sharply to Fed moves as long-term Treasuries do, this much Fed action affected every portion of the fixed-income universe, including munis. As long as there is turmoil in the taxable market, and there was plenty in 1999, instability will spill over to the tax-exempt arena. Psychologically, even muni investors feel anxiety from rising rates. All of which served to put pressure on the Fund's total return. As rates continued to rise, we lengthened the portfolio for two reasons: to provide our shareholders with higher current income and to position the portfolio for price appreciation when rates turn lower.

Toward the end of the period, we saw an increase in "tax swapping"; a number of investors with large gains in the stock market offset those profits by selling bonds that had suffered price declines. As a result of this activity, there were some attractive bargains available in the Tennessee muni market. We took advantage of this opportunity to pick up some new holdings that we feel will provide added value in the long run.

Q. What are a few of your favorite bonds in the Fund?

A. One of our favorites is the Tennessee Housing Development Authority 5.95%, due 2028 (1.25% of the Fund's net assets). This is a long-term bond, with a solid coupon, that we were able to buy below par, so that the real yield was more in the neighborhood of 6.05%--6.10%. Shorter on the yield curve, with less volatility, is the Shelby County 6.75%, due 2005 (1.35%). This paper provides a healthy coupon, with less price instability.*

Q. What is your outlook for 2000?

A. We anticipate more instability, at least through the first quarter. With the economy showing few signs of slowing down appreciably, we believe it is fairly certain the Fed will raise rates at least once, and maybe twice. Higher rates will continue to depress bond prices, though current income should rise. Longer term, we believe the Fed will feel that it has the inflation picture under control, and rates will begin to turn down. Closer to home, the Tennessee economy remains healthy, which should bode well for us.

---------
** Regional funds may be subject to additional risk, since the issues they invest in are located in one geographical location. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
+ Including the 3.00% sales load, the Fund's return was -6.02% for the period. /1/The Lipper States Intermediate Municipal Average is comprised of managed funds that invest in municipal debt issues that have dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.
*  The Fund's portfolio composition is subject to change.
Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                         ISG Tennessee Tax-Exempt Fund
                     Performance (as of December 31, 1999)

-------------------------------------------------------------------------------

                                    [CHART]


                                Class A Shares

                     Tennessee            Tennessee          Lehman Brothers
                  Tax-Exempt Fund      Tax-Exempt Fund           Municipal
                with Sales Charge    without Sales Charge     10 Year Index

     1989            9,700                 10,000                  10,000
     1990           10,250                 10,567                  10,735
     1991           11,205                 11,551                  12,035
     1992           11,816                 12,182                  13,108
     1993           13,027                 13,430                  14,781
     1994           11,910                 12,279                  14,075
     1995           13,506                 13,924                  16,491
     1996           13,693                 14,117                  17,240
     1997           14,669                 15,123                  18,832
     1998           15,294                 15,766                  20,104
     1999           14,824                 15,282                  19,855

                                    [CHART]


                                Class B Shares

                                                   Lehman Brothers
                                Tennessee             Municipal
                             Tax-Exempt Fund        10 Year Index

                 1989            10,000                 10,000
                 1990            10,567                 10,735
                 1991            11,551                 12,035
                 1992            12,182                 13,108
                 1993            13,430                 14,781
                 1994            12,279                 14,075
                 1995            13,924                 16,491
                 1996            14,117                 17,240
                 1997            15,124                 18,832
                 1998            15,716                 20,104
                 1999            15,143                 19,855

 The Class B contingent deferred
 sales charge (CDSC) is not
 included in the above graph,
 since the performance is for more
 than 6 years and the CDSC would
 no longer apply.
                                    [CHART]

                             Institutional Shares
                                        Lehman Brothers
                     Tennessee             Municipal
                  Tax-Exempt Fund        10 Year Index
                  ---------------       ---------------

     1989            10,000                 10,000
     1990            10,567                 10,735
     1991            11,551                 12,035
     1992            12,182                 13,108
     1993            13,430                 14,781
     1994            12,279                 14,075
     1995            13,924                 16,491
     1996            14,117                 17,240
     1997            15,128                 18,832
     1998            15,811                 20,104
     1999            15,363                 19,855

                                                                 Average Annual
                                                                  Total Return
                                                                 ---------------
                                                                 Without  With
                                                                  Sales   Sales
                                                                 Charge  Charge*
Class A Shares                                                   ------- -------
1-Year..........................................................  -3.07%  -6.02%
5-Year..........................................................   4.47%   3.84%
10-Year.........................................................   4.33%   4.01%

*Reflects the maximum sales charge of 3.00%.

                                                                 Average Annual
                                                                  Total Return
                                                                 --------------
                                                                 Without  With
                                                                  CDSC   CDSC**
Class B Shares                                                   ------- ------
1-Year..........................................................  -3.65% -6.46%
5-Year..........................................................   4.28%  4.11%
10-Year.........................................................   4.24%  4.24%

**Reflects the applicable contingent deferred sales charge (maximum 4.00%).

The data for Class B Shares primarily represents the results of the Class A Shares. Actual Class B Shares average annual total return and hypothetical growth results would have been lower. See notes below.

                                                                  Average Annual
                                                                   Total Return
Institutional Shares                                              --------------
1-Year...........................................................     -2.83%
5-Year...........................................................      4.58%
10-Year..........................................................      4.39%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.
Performance for the Class B Shares, which commenced operations on 2/24/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.
The Institutional Share class was initially offered on 10/3/97 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.
The ISG Tennessee Tax-Exempt Fund commenced operations on 3/28/94 through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected. The performance also reflects reinvestment of dividends and capital gain distributions.
The Fund's performance is compared to the Lehman Brothers Municipal 10-Year Index, an unmanaged index that includes municipal bonds issued within the last five years by municipalities throughout the United States, with maturities of at least one year, but no more than 12 years, and a credit quality of at least Baa. The index does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.
Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                         ISG Tennessee Tax-Exempt Fund
                           (as of December 31, 1999)

--------------------------------------------------------------------------------

                                    [CHART]

                                Sector Profile*

                       Cash and Cash Equivalents    0.8%
                       Municipal Bonds             99.2%

The Tennessee Tax-Exempt Fund Invests primarily in investment-grade Tennessee municipal obligations. The Fund is designed to provide investors with current income exempt from federal and Tennessee state income taxes, without assuming undue risk.

                                    [CHART]

                               Maturity Profile*

                               0-1 Years   2.9%
                               1-5 Years  16.6%
                              6-10 Years  57.5%
                             11-20 Years  23.0%

By design, the Fund attempts to generate current income without undue risk to principal. The chart shows that the Fund is focused on bonds primarily with maturities of 6 to 10 years.

                                    [CHART]

                               Quality Profile*

                                   A   1.3%
                                  AA  30.4%
                                 AAA  68.3%

By focusing on more general obligations and school and "essential services" bonds, the Fund Manager and the research team provide an additional measure of security to the Fund.

   * The Fund's portfolio composition is subject to change.

ISG FUNDS                                      Schedule of Portfolio Investments
Tennessee Tax-Exempt Fund                                      December 31, 1999

 Municipal Bonds (98.0%)

                                                         Shares or    Market
                                                         Principal     Value
                                                           Amount    (Note 2)
                                                         ---------- -----------
Alabama (2.4%)
Jefferson County Sewer Revenue Refunded Warrants,
 Series A, 5.63%, 2/1/22, Callable 2/1/07 @ 101, FGIC..  $1,995,000 $ 1,885,275
                                                                    -----------
Arkansas (1.4%)
North Little Rock Electric Power and Light Refunding,
 Series A, 6.50%, 7/1/15, MBIA.........................   1,000,000   1,085,000
                                                                    -----------
Florida (2.7%)
Hillsborough County Industrial Development Authority,
 PCR, Tampa Electric Project, 8.00%, 5/1/22, Callable
 5/1/02 @ 103..........................................   2,000,000   2,180,000
                                                                    -----------
Minnesota (1.3%)
Minnesota Public Facilities Authority, Water PCR,
 Series B, 6.50%, 3/1/03...............................   1,000,000   1,057,500
                                                                    -----------
Tennessee (90.2%)
Bristol Health & Educational Facilities Revenue,
 Bristol Memorial Hospital, Revenue Bond, 6.75%,
 9/1/07, FGIC..........................................   3,340,000   3,657,300
Chattanooga-Hamilton County Hospital Authority,
 Hospital Revenue, 5.63%, 10/1/09, FSA.................   1,000,000   1,017,500
Clarksville Water, Sewer & Gas, Natural Gas Utility
 Improvements, 6.13%, 2/1/12, Callable 2/1/02 @ 102,
 MBIA..................................................     500,000     515,625
Dickson County School Improvements, 6.25%, 4/1/08, GO,
 FGIC..................................................   1,220,000   1,305,400
Hallsdale Powell Utility District, Knox County Water &
 Sewer Revenue, 4.50%, 4/1/12, Callable 4/1/09 @ 102,
 AMBAC.................................................   1,200,000   1,068,000
Hamilton County Industrial Development Board Lease,
 Rent Revenue, 5.75%, 9/1/05, FGIC.....................   1,000,000   1,038,750
Harpeth Valley Utility District, Davidson & Williamson
 Counties Revenue, 5.25%, 9/1/17, MBIA.................   1,000,000     940,000
Humphreys County Industrial Development Board, Solid
 Waste Disposal Revenue, E.I. Dupont de Nemours & Co.
 Project, 6.70%, 5/1/24, Callable 5/1/04 @ 102.........   1,455,000   1,553,213
Jackson Hospital Revenue Refunding and Improvement,
 6.00%, 4/1/05, AMBAC..................................   1,150,000   1,198,875
Johnson City, 4.35%, 6/1/07, GO, FGIC..................   1,000,000     955,000
Knox County Health, Education & Housing Facilities
 Board Hospital Facilities Revenue, Fort Sanders
 Alliance, 7.25%, 1/1/09, MBIA.........................   2,000,000   2,262,500

 Municipal Bonds, continued

                                                          Shares or    Market
                                                          Principal    Value
                                                            Amount    (Note 2)
                                                          ---------- ----------
Tennessee, continued
Knox County Health, Education & Housing Facilities Board
 Hospital Facilities Revenue, Fort Sanders Alliance,
 6.25%, 1/1/13, MBIA ...................................  $1,000,000 $1,057,500
Knox County Health, Education & Housing Facilities Board
 Hospital Facilities Revenue, Fort Sanders Alliance,
 5.75%, 1/1/14, MBIA....................................   2,000,000  2,010,000
Knox County Refunding, 6.50%, 4/1/04, Callable 4/1/03 @
 102, GO................................................   1,965,000  2,092,725
Knoxville Electric Revenue, Series Q, 5.25%, 7/1/09,
 Callable 7/1/00 @ 102..................................   1,625,000  1,627,031
Lawrenceburg Electric, Revenue Bond, 6.63%, 7/1/18,
 MBIA...................................................   1,250,000  1,354,688
Madison County, Capital Outlay, 4.20%, 5/1/08, GO,
 MBIA...................................................   1,000,000    932,500
Marion County, 6.00%, 4/1/14, Callable 4/1/09 @ 100, GO,
 FGIC...................................................     590,000    603,275
Marion County, 6.00%, 4/1/16, Callable 4/1/09 @ 100, GO,
 FGIC...................................................     510,000    515,100
Marion County, 6.00%, 4/1/17, Callable 4/1/09 @ 100, GO,
 FGIC...................................................     900,000    905,625
Memphis, 6.25%, 7/1/04, GO..............................   1,500,000  1,588,125
Memphis, 6.00%, 11/1/06, GO.............................   1,000,000  1,062,500
Memphis, School Improvements, 5.25%, 10/1/10, Callable
 10/1/06 @ 101, GO......................................   1,000,000  1,000,000
Memphis, School Improvements, 5.25%, 10/1/14, Callable
 10/1/06 @ 101, GO......................................   2,800,000  2,677,500
Memphis-Shelby County Airport Authority, Revenue Bonds,
 Series A, 6.25%, 2/15/09, MBIA.........................   1,790,000  1,892,925
Metropolitan Government, Nashville & Davidson County,
 5.60%, 5/15/07, Callable 5/15/06 @ 101, GO.............   1,045,000  1,082,881
Metropolitan Government, Nashville & Davidson County
 Energy Project, Series B, Revenue Bond, 6.00%, 7/1/10,
 AMBAC..................................................   1,335,000  1,400,081
Metropolitan Government, Nashville & Davidson County
 Health & Educational Facilities Board, Refunding &
 Improvements, Meharry Medical College, 6.00%, 12/1/09,
 AMBAC..................................................   1,000,000  1,050,000
Metropolitan Government, Nashville & Davidson County
 Health & Educational Facilities Board, Refunding &
 Improvements, Meharry Medical College, 6.00%, 12/1/13,
 AMBAC..................................................   2,030,000  2,093,438
Metropolitan Government, Nashville & Davidson County
 Water & Sewer Revenue, 6.50%, 4/1/03, Callable 4/1/99 @
 102....................................................   1,000,000  1,052,500
Metropolitan Government, Nashville & Davidson County,
 Industrial Development Board Revenue, Multi-Family
 Housing, Arbor, Series B, 7.50%, 11/15/10, Prerefunded
 5/15/10 @ 100..........................................   5,000,000  5,887,499

                                   Continued

ISG FUNDS                                      Schedule of Portfolio Investments
Tennessee Tax-Exempt Fund                                      December 31, 1999

 Municipal Bonds, continued

                                                          Shares or    Market
                                                          Principal    Value
                                                            Amount    (Note 2)
                                                          ---------- ----------
Tennessee, continued
Rutherford County, Capital Outlay, Series A, 6.25%,
 5/1/04, GO.............................................  $2,000,000 $2,117,500
Rutherford County, Capital Outlay, Series A, 6.25%,
 5/1/05, GO.............................................   2,500,000  2,659,375
Shelby County Health, Education & Housing Facilities
 Board, Hospital Revenue, Methodist Health Systems,
 Inc., 6.25%, 8/1/07, MBIA..............................   3,500,000  3,718,750
Shelby County, Series A, 6.75%, 4/1/05, GO..............   1,000,000  1,085,000
Shelby County, Series B, 6.00%, 12/1/05, GO.............   1,250,000  1,321,875
Tennergy Corp., Tennessee Gas Revenue, 4.13%, 6/1/09,
 MBIA...................................................   2,000,000  1,725,000
Tennergy Corp., Tennessee Gas Revenue, 5.00%, 6/1/09,
 MBIA...................................................   1,000,000    935,000
Tennessee Energy Acquisition Corp. Gas Revenue, Series
 B, 5.00%, 9/1/07, AMBAC................................   2,000,000  1,915,000
Tennessee Housing Development Agency, Series A, 5.95%,
 7/1/28, Callable 7/1/03 @ 102..........................   1,000,000  1,005,000
Tennessee State, Refunded, Series B, 6.00%, 5/1/05, GO..   1,500,000  1,580,625
Tennessee State, Refunded, Series B, 6.00%, 5/1/06, GO..   1,000,000  1,058,750
Tennessee State, Series B, 5.50%, 5/1/27, Callable
 5/1/07 @ 101.5, GO.....................................   1,000,000    941,250
White House Utility District, Robertson & Sumner
 Counties Waterworks, Series B, 5.25%, 1/1/17, Callable
 1/1/07 @ 100, FGIC.....................................   1,450,000  1,357,563
Williamson County Public Improvement, 6.25%, 4/1/06,
 GO.....................................................   1,000,000  1,068,750
Williamson County, Rural School, 5.50%, 9/1/09, GO......   1,000,000  1,030,000
Wilson County Certificate of Participation Refunding,
 5.25%, 6/30/15, Callable 6/30/09 @ 101, FSA............   1,500,000  1,421,250
                                                                     ----------
                                                                     72,338,744
                                                                     ----------
TOTAL MUNICIPAL BONDS
 (Cost $80,662,917).....................................             78,546,519
                                                                     ----------

 Investment Companies (0.8%)

                                                         Shares or    Market
                                                         Principal    Value
                                                          Amount     (Note 2)
                                                         --------- ------------
AIM Tax-Free Money Market Fund..........................    7,924  $      7,924
ISG Tax-Exempt Money Market Fund........................  629,878       629,878
                                                                   ------------
TOTAL INVESTMENT COMPANIES
 (Cost $637,802)........................................                637,802
                                                                   ------------
TOTAL INVESTMENTS
 (Cost $81,300,719) (a) -- (98.8%)......................             79,184,321
Other assets in excess of
 liabilities -- (1.2%)..................................                964,459
                                                                   ------------
TOTAL NET ASSETS -- (100.0%)............................           $ 80,148,780
                                                                   ============

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation........................................ $    107,369
   Unrealized depreciation........................................   (2,223,767)
                                                                   ------------
   Net unrealized depreciation.................................... $(2,116,398)
                                                                   ============

AMBAC -- Insured by AMBAC Indemnity Corp.
FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
PCR -- Pollution Control Revenue
                       See notes to financial statements

ISG FUNDS
Tennessee Tax-Exempt Fund

 Statement of Assets and Liabilities

                                                               December 31, 1999

Assets:
Investments, at value (cost $81,300,719).................           $79,184,321
Interest and dividends receivable........................             1,273,629
Receivable for capital shares issued.....................                17,260
Prepaid expenses and other assets........................                15,083
                                                                    -----------
 Total Assets............................................            80,490,293
Liabilities:
Distributions payable....................................  $268,679
Accrued expenses and other payables:
 Investment advisory fees................................    34,576
 Administration fees.....................................     1,317
 Distribution fees.......................................    12,004
 Custodian fees..........................................     5,370
 Other...................................................    19,567
                                                           --------
 Total Liabilities.......................................               341,513
                                                                    -----------
Net Assets:
Capital..................................................            83,544,845
Undistributed (distributions in excess of) net investment
 income..................................................                 5,860
Accumulated net realized losses from investment
 transactions............................................            (1,285,527)
Net unrealized appreciation (depreciation) from
 investments.............................................            (2,116,398)
                                                                    -----------
Net Assets...............................................           $80,148,780
                                                                    ===========
Class A Shares
 Net Assets..............................................           $ 3,324,102
 Shares outstanding......................................               348,191
 Redemption price per share..............................           $      9.55
                                                                    ===========
Class A Shares -- Maximum Sales Charge...................                  3.00%
                                                                    -----------
 Maximum Offering Price Per Share (100%/(100%--Maximum
  Sales Charge) of net asset value adjusted to the
  nearest cent)..........................................           $      9.85
                                                                    ===========
Class B Shares
 Net Assets..............................................           $ 1,287,955
 Shares outstanding......................................               134,635
 Offering price per share*...............................           $      9.57
                                                                    ===========
Institutional Shares
 Net Assets..............................................           $75,536,723
 Shares outstanding......................................             7,913,149
 Offering and redemption price per share.................           $      9.55
                                                                    ===========

---------
* Redemption price per share varies by length of time shares are held. Statement of Operations

                                            For the year ended December 31, 1999

Investment Income:
Interest income.........................................          $ 4,007,561
Dividend income.........................................               66,845
                                                                  -----------
 Total Investment Income................................            4,074,406
Expenses:
Investment advisory fees................................ $445,950
Administration fees.....................................  133,786
Distribution fees -- Class A Shares.....................    7,736
Distribution fees--Class B Shares.......................   10,630
Shareholder servicing fees--Class A Shares..............    4,642
Shareholder servicing fees--Class B Shares..............    3,543
Shareholder servicing fees--Institutional Shares........  127,018
Custodian fees..........................................   25,159
Accounting fees.........................................   28,900
Transfer agent fees.....................................   43,368
Directors' fees.........................................    2,034
Other fees..............................................   81,835
                                                         --------
 Total expenses before voluntary fee
  reductions/reimbursements.............................              914,601
 Expenses voluntarily reduced/reimbursed................               (7,257)
                                                                  -----------
 Net expenses...........................................              907,344
                                                                  -----------
Net Investment Income...................................            3,167,062
                                                                  -----------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment
 transactions...........................................           (1,285,527)
Net change in unrealized appreciation (depreciation)
 from investments.......................................           (4,483,553)
                                                                  -----------
Net realized/unrealized gains (losses) from
 investments............................................           (5,769,080)
                                                                  -----------
Change in net assets resulting from operations..........          $(2,602,018)
                                                                  ===========

                       See notes to financial statements

ISG FUNDS
Tennessee Tax-Exempt Fund

 Statements of Changes in Net Assets

                                                   Year Ended    Year Ended
                                                  December 31,  December 31,
                                                      1999          1998
                                                  ------------  ------------
From Investment Activities:
Operations:
 Net investment income..........................  $  3,167,062  $  3,612,792
 Net realized gains (losses) from investment
  transactions..................................    (1,285,527)    1,356,524
 Net change in unrealized appreciation
  (depreciation) from investments...............    (4,483,553)     (524,589)
                                                  ------------  ------------
Change in net assets resulting from operations..    (2,602,018)    4,444,727
                                                  ------------  ------------
Distributions to Class A Shareholders:
 From net investment income.....................      (103,456)      (86,286)
 From net realized gains on investment
  transactions..................................        (1,041)      (19,251)
Distributions to Class B Shareholders:
 From net investment income.....................       (38,481)      (17,207)(a)
 From net realized gains on investment
  transactions..................................          (468)       (9,170)(a)
Distributions to Institutional Shareholders:
 From net investment income.....................    (3,025,125)   (3,509,299)
 From net realized gains on investment
  transactions..................................       (27,837)     (638,254)
                                                  ------------  ------------
Change in net assets from shareholder
 distributions..................................    (3,196,408)   (4,279,467)
                                                  ------------  ------------
Change in net assets from capital transactions..   (10,055,247)   (6,573,702)
                                                  ------------  ------------
Change in net assets............................   (15,853,673)   (6,408,442)
Net Assets:
 Beginning of period............................    96,002,453   102,410,895
                                                  ------------  ------------
 End of period..................................  $ 80,148,780  $ 96,002,453
                                                  ============  ============

---------
(a) For the period from February 24, 1998 (commencement of operations) through December 31, 1998.
                       See notes to financial statements

ISG FUNDS
Tennessee Tax-Exempt Fund

 Financial Highlights, Class A Shares

                          Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                         December 31, December 31, December 31, December 31, December 31,
                             1999         1998         1997         1996         1995
                         ------------ ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....    $10.19       $10.18       $ 9.90      $ 10.19      $  9.40
                            ------       ------       ------      -------      -------
Investment Activities
 Net investment income
  (loss)................      0.33         0.35         0.44         0.42         0.45
 Net realized and
  unrealized gains
  (losses) from
  investments...........     (0.64)        0.08         0.25        (0.29)        0.79
                            ------       ------       ------      -------      -------
 Total from Investment
  Activities............     (0.31)        0.43         0.69         0.13         1.24
                            ------       ------       ------      -------      -------
Distributions
 Net investment income..     (0.33)       (0.35)       (0.41)       (0.42)       (0.45)
 Net realized gains.....        --        (0.07)          --           --           --
                            ------       ------       ------      -------      -------
 Total Distributions....     (0.33)       (0.42)       (0.41)       (0.42)       (0.45)
                            ------       ------       ------      -------      -------
Net change in asset
 value..................     (0.64)        0.01         0.28        (0.29)        0.79
                            ------       ------       ------      -------      -------
Net Asset Value, End of
 Period.................    $ 9.55       $10.19       $10.18      $  9.90      $ 10.19
                            ======       ======       ======      =======      =======
Total Return (excludes
 sales charge)..........     (3.07)%       4.25%        7.13%        1.39%       13.40%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........    $3,324       $2,919       $1,669      $88,084      $94,143
Ratio of expenses to
 average net assets.....      1.25%        1.20%        0.84%        0.86%        0.87%
Ratio of net investment
 income to average net
 assets.................      3.34%        3.37%        4.13%        4.29%        4.52%
Ratio of expenses to
 average net assets*....      1.26%        1.20%        1.09%        1.11%        1.12%
Portfolio turnover**....        64%         155%         253%         219%         188%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

 Financial Highlights, Class B Shares

                                                      Year Ended  Period Ended
                                                     December 31, December 31,
                                                         1999        1998(a)
                                                     ------------ ------------
Net Asset Value, Beginning of Period................    $10.21       $10.22
                                                        ------       ------
Investment Activities
 Net investment income (loss).......................      0.27         0.26
 Net realized and unrealized gains (losses) from
  investments.......................................     (0.64)        0.06
                                                        ------       ------
 Total from Investment Activities...................     (0.37)        0.32
                                                        ------       ------
Distributions
 Net investment income..............................     (0.27)       (0.26)
 Net realized gains.................................        --        (0.07)
                                                        ------       ------
 Total Distributions................................     (0.27)       (0.33)
                                                        ------       ------
Net change in asset value...........................     (0.64)       (0.01)
                                                        ------       ------
Net Asset Value, End of Period......................    $ 9.57       $10.21
                                                        ======       ======
Total Return (excludes redemption charge)...........     (3.65)%       3.17%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)...................    $1,288       $1,397
Ratio of expenses to average net assets.............      1.84%        1.95%(c)
Ratio of net investment income to average net
 assets.............................................      2.72%        2.50%(c)
Ratio of expenses to average net assets*............      1.85%         (d)
Portfolio turnover**................................        64%         155%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(a) For the period from February 24, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.
(d) There were no fee reductions in this period.
                       See notes to financial statements

ISG FUNDS
Tennessee Tax-Exempt Fund


 Financial Highlights, Institutional Shares

                                         Year Ended   Year Ended  Period Ended
                                        December 31, December 31, December 31,
                                            1999         1998       1997(a)
                                        ------------ ------------ ------------
Net Asset Value, Beginning of Period..    $ 10.19      $ 10.18      $  10.05
                                          -------      -------      --------
Investment Activities
 Net investment income (loss).........       0.35         0.37          0.10
 Net realized and unrealized gains
  (losses) from investments...........      (0.64)        0.08          0.13
                                          -------      -------      --------
 Total from Investment Activities.....      (0.29)        0.45          0.23
                                          -------      -------      --------
Distributions
 Net investment income................      (0.35)       (0.37)        (0.10)
 Net realized gains...................         --        (0.07)           --
                                          -------      -------      --------
 Total Distributions..................      (0.35)       (0.44)        (0.10)
                                          -------      -------      --------
Net change in asset value.............      (0.64)        0.01          0.13
                                          -------      -------      --------
Net Asset Value, End of Period........    $  9.55      $ 10.19      $  10.18
                                          =======      =======      ========
Total Return..........................      (2.83)%       4.52%         2.35%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000).....    $75,537      $91,687      $100,742
Ratio of expenses to average net
 assets...............................       1.00%        0.95%         0.56%(c)
Ratio of net investment income to
 average net assets...................       3.57%        3.65%         4.22%(c)
Ratio of expenses to average net
 assets*..............................       1.00%        0.95%         0.87%(c)
Portfolio turnover**..................         64%         155%          253%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

               Donald F. Turk, CFA
[PHOTO]        Portfolio Manager
               ISG Limited Term Income Fund

-------------------------------------------------------------------------------
 Investment Goal
 The Fund seeks to provide investors with current income without assuming undue risk. It invests primarily in investment-grade, U.S. dollar-denominated, fixed-income securities of domestic and foreign issuers that generally have a duration of less than four years. This Fund is suitable for investors seeking regular monthly income without undue risk to principal.
-------------------------------------------------------------------------------

Q. How did the Fund perform during the period?

A. For the 12 months ended December 31, 1999, the Fund produced a total return of 0.95% (Class A Shares at NAV).+ In comparison, the Merrill Lynch 1-5-Year Government/ Corporate Bond Index produced a total return of 2.19%.

It is also important to recognize income yield to shareholders. As of December 31, 1999, the Fund's 30-day SEC yield was 5.64% (Class A Shares at NAV), compared to 4.06% at the end of 1998. The yield percentage is annualized. We achieved our objectives while maintaining an average credit quality of AA (rated by Standard & Poor's). As of December 31, 1999, the Fund's average maturity was 4.58 years.*

Q. What factors affected your performance?

A. To put it simply, there were two factors: the economy and the Fed. The economy grew at a very strong rate, greater than 4%, far and above what most economists had estimated. The Fed took a look at this robust economic activity and decided it was necessary to raise interest rates three times during the year, in an effort to restrain growth and help reduce the risk of an overheated economy igniting inflation. Consequently, investors feared the Fed would continue its tightening bias, and so they shied away from bonds, which drove prices down further.

Q. Amidst all this turmoil, what steps did you take?

A. Throughout much of the year, we kept the portfolio's average maturity a bit longer than our benchmark's. In the short run, this decision did not help the Fund's net asset value. When interest rates rise, a longer-than-average maturity dampens price appreciation. Rising rates result in lower bond prices. However, our first priority is to generate high current income for our shareholders--this is the real reason people invest in bonds--and the Fund's longer maturity structure accomplished this goal. In the long run, when interest rates finally turn around and decline, we believe bond prices will recover.

In the corporate sector, we added to our positions in debt issued by familiar names such as United Technologies (1.58% of the Fund's net assets), MCI Worldcom (1.49%) and May Department Stores (1.74%). Also our sell discipline directed us to unload Lockheed Martin notes; the company's credit strength was deteriorating. We made the decision not to wait until the situation became a crisis; we got out while it was relatively easy to do so.*

Q. The Fund holds both corporate and government bonds. Did you favor one sector over the other?

A. We made only slight allocation changes during the period. For the most part, we kept approximately 30% of the Fund's assets invested in Treasury and agency bonds, with the rest in corporate bonds. This represented an overweighting in the corporate sector. We believe that the spreads between corporates and Treasuries will narrow, which will enable corporate bond prices to do better than Treasuries, regardless of whether rates go up or down. This strategy positions the Fund to generate higher income from corporates, and to reap significant price appreciation when rates decline.*

As of December 31, 1999, 66.6% of the Fund's net assets was invested in corporate paper, with a total of 29.0% invested in Treasury, agency and pass-through securities, and 3.4% in cash and equivalents.*

Q. What is your outlook for 2000?

A. The bond market ended the year with interest rates moving sharply higher, and the new year continued with the same theme. Of course, this is not good news for bonds, at least in the short term. The economy remains very strong; labor markets are very tight; and the Fed has at least implied that it is worried that this could lead to higher wage costs and inflation. Yields could continue to rise in the first part of 2000. However, we believe the bond market has already priced in a lot of bad news, and that bonds have real value at this point.

---------
+ Including the 3.00% sales load, the Fund's return was -2.07% for the period.
* The Fund's portfolio composition is subject to change.
Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                         ISG Limited Term Income Fund
                     Performance (as of December 31, 1999)

-------------------------------------------------------------------------------

                                    [GRAPH]

                                Class A Shares

                                                               Merrill Lynch
                  Limited Term          Limited Term              1-5 Year
                   Income Fund          Income Fund         Government/Corporate
                with Sales Charge    without Sales Charge        Bond Index

     1989            9,695                 10,000                 10,000
     1990           10,479                 10,809                 11,091
     1991           11,864                 12,237                 12,360
     1992           12,439                 12,830                 13,477
     1993           13,210                 13,625                 14,340
     1994           13,121                 13,533                 14,357
     1995           14,590                 15,049                 16,117
     1996           15,214                 15,692                 16,787
     1997           16,200                 16,709                 18,118
     1998           17,250                 17,792                 19,381
     1999           17,415                 17,962                 19,662

                                    [GRAPH]

                                       Class B

                                                    Merrill Lynch
                                                       1-5 Year
                            Limited Term         Government/Corporate
                             Income Fund              Bond Index

                1989           10,000                   10,000
                1990           10,809                   11,091
                1991           12,237                   12,360
                1992           12,830                   13,477
                1993           13,625                   14,340
                1994           13,533                   14,357
                1995           15,049                   16,117
                1996           15,692                   16,787
                1997           16,689                   18,118
                1998           17,666                   19,381
                1999           17,711                   19,662

 The Class B contingent deferred
 sales charge (CDSC) is not
 included in the above graph,
 since the performance is for more
 than 6 years and the CDSC would
 no longer apply.
                                    [GRAPH]

                              Institutional Shares

                                                    Merrill Lynch
                                                       1-5 Year
                            Limited Term         Government/Corporate
                             Income Fund              Bond Index

                1989           10,000                   10,000
                1990           10,809                   11,091
                1991           12,237                   12,360
                1992           12,830                   13,477
                1993           13,625                   14,340
                1994           13,533                   14,357
                1995           15,049                   16,117
                1996           15,692                   16,787
                1997           16,694                   18,118
                1998           17,840                   19,381
                1999           18,054                   19,662

                                                             Average Annual
                                                              Total Return
                                                        ------------------------
                                                        Without Sales With Sales
                                                           Charge      Charge*
Class A Shares                                          ------------- ----------
1-Year.................................................     0.95%       -2.07%
5-Year.................................................     5.83%        5.18%
10-Year................................................     6.03%        5.71%

*Reflects the maximum sales charge of 3.00%.

                                                             Average Annual
                                                              Total Return
                                                        ------------------------
                                                        Without CDSC With CDSC**
Class B Shares                                          ------------ -----------
1-Year.................................................    0.25%       -2.63%
5-Year.................................................    5.53%        5.37%
10-Year................................................    5.88%        5.88%

**Reflects applicable contingent deferred sales charge (maximum 4.00%).

The data for Class B Shares primarily represents the results of the Class A Shares. Actual Class B Shares average annual total return and hypothetical growth results would have been lower. See notes below.

                                                                  Average Annual
                                                                   Total Return
Institutional Shares                                              --------------
1-Year...........................................................     1.20%
5-Year...........................................................     5.93%
10-Year..........................................................     6.09%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

Performance for the Class B Shares, which commenced operations on 2/4/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The Institutional Share class was initially offered on 10/3/97 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

The ISG Limited Term Income Fund commenced operations on 3/28/94 through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts performance may have been adversely affected. The performance also reflects reinvestment of dividends and capital gain distributions.

The Fund's performance is compared to the Merrill Lynch 1-5-Year Government/Corporate Bond Index, which is generally representative of the performance of government and corporate bonds in that maturity range with a rating of at least Baa. The index is unmanaged and does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed may be worth more or less than their original purchase price.

                          ISG Limited Term Income Fund
                           (as of December 31, 1999)

--------------------------------------------------------------------------------

                                    [CHART]


                                Sector Profile*

                       Cash and Cash Equivalents   3.3%
                       U.S. Government Agencies   23.9%
                       U.S. Treasury Notes         5.5%
                       Corporate Bonds            67.3%

The Limited Term Income Fund invests primarily in investment grade, U.S. dollar denominated, fixed income securities of domestic and foreign issuers. The Fund is designed to provide investors with current income without assuming undue risk. The Fund's adviser has latitude in deciding how assets are invested among corporate and government obligations. As a result, the Fund enjoys flexibility to make the most of changing market conditions.

                                    [CHART]



                               Maturity Profile*

                             1-5 Years      60.7%
                             11-20 Years     3.5%
                             6-10 Years      3.6%
                             Over 20 Years   7.3%
                             0-1 Years      24.9%

By design, the Fund attempts to generate current income without undue risk to principal. The chart shows that the Fund is primarily focused on bonds with maturities of 1 to 5 years.

                                    [CHART]



                               Quality Profile*

                                  BBB    4.0%
                                  AA    14.2%
                                  AAA   33.6%
                                  A     48.2%

The Fund's research team and the Fund Manager continuously monitor debt instruments and issuer quality to identify fixed income securities for the Fund.

   * The Fund's portfolio composition is subject to change.

ISG FUNDS                                      Schedule of Portfolio Investments
Limited Term Income Fund                                       December 31, 1999

 Corporate Bonds (66.5%)

                                                         Shares or    Market
                                                         Principal     Value
                                                           Amount    (Note 2)
                                                         ---------- -----------
Aerospace & Military Technology (1.6%)
United Technologies Corp., 6.40%, 9/15/01............... $1,600,000 $ 1,586,000
                                                                    -----------
Banking (5.9%)
ABN AMRO Bank, 6.63%, 10/31/01..........................  2,500,000   2,484,375
Bankers Trust, 6.75%, 10/3/01...........................  1,500,000   1,492,500
NationsBank Corp., 7.00%, 9/15/01.......................  2,000,000   2,002,500
                                                                    -----------
                                                                      5,979,375
                                                                    -----------
Chemicals (1.9%)
Eastman Chemical, 6.38%, 1/15/04........................  2,000,000   1,900,000
                                                                    -----------
Entertainment (1.5%)
The Walt Disney Co., 6.38%, 3/30/01.....................  1,500,000   1,492,500
                                                                    -----------
Financial Services (11.5%)
Associates Corp. N.A., 7.68%, 3/3/00....................  1,500,000   1,503,225
Ford Motor Credit Co., 6.50%, 2/28/02...................  3,000,000   2,966,250
General Motors Acceptance Corp., 5.80%, 4/9/01, MTN.....  2,000,000   1,972,500
General Motors Acceptance Corp., 7.13%, 5/1/01..........  1,500,000   1,503,750
John Deere Capital Corp., 5.90%, 4/8/03.................  2,000,000   1,922,500
Merrill Lynch & Co., Inc., 6.00%, 1/15/01...............  1,750,000   1,736,875
                                                                    -----------
                                                                     11,605,100
                                                                    -----------
Industrial Goods & Services (5.9%)
Archer Daniels Midland, 6.25%, 5/15/03..................  2,100,000   2,055,375
IBM Corp., 6.25%, 2/24/00...............................  1,036,000   1,034,225
IBM Corp., 6.04%, 8/7/00, MTN...........................  1,000,000     997,500
Imperial Oil Ltd., 8.75%, 10/15/19......................  1,767,000   1,835,471
                                                                    -----------
                                                                      5,922,571
                                                                    -----------
Insurance -- Property & Casualty (2.0%)
Travelers/Aetna Property & Casualty, 6.75%, 4/15/01.....  2,000,000   1,992,500
                                                                    -----------
Paper Products (2.0%)
International Paper Co., 6.88%, 7/10/00.................  2,000,000   2,002,500
                                                                    -----------
Retail-Stores (8.6%)
Dayton Hudson Co., 6.40%, 2/15/03.......................  2,500,000   2,434,375
J.C. Penney & Co., 7.25%, 4/1/02........................  2,000,000   1,957,500
May Department Stores Co., 7.15%, 8/15/04...............  1,750,000   1,745,625
Wal-Mart Stores, 5.85%, 6/1/18..........................  2,500,000   2,496,875
                                                                    -----------
                                                                      8,634,375
                                                                    -----------
Telecommunications (3.5%)
MCI WorldCom, Inc., 7.13%, 1/20/00......................  1,500,000   1,500,615
WorldCom, Inc., 6.13%, 8/15/01..........................  2,000,000   1,975,000
                                                                    -----------
                                                                      3,475,615
                                                                    -----------

 Corporate Bonds, continued

                                                        Shares or     Market
                                                        Principal     Value
                                                          Amount     (Note 2)
                                                        ---------- ------------
Utilities--Gas & Electric (22.1%)
Alabama Power Co., 5.35%, 11/15/03..................... $2,500,000 $  2,350,000
Baltimore Gas & Electric, 6.50%, 2/15/03...............  2,500,000    2,459,375
Central Power & Light Co., 6.00%, 4/1/00...............  2,300,000    2,297,125
Cincinnati Gas & Electric Co., 6.45%, 2/15/04..........  1,300,000    1,252,875
Florida Power Corp., 6.54%, 7/1/02, MTN................  2,000,000    1,975,000
MidAmerican Energy, 6.50%, 12/15/01....................  2,500,000    2,468,749
National Rural Utilities Corp.,
 Series C, 6.49%, 7/10/02, MTN.........................  2,000,000    1,970,000
Potomac Electric Power Corp., 6.00%, 4/1/04............  2,500,000    2,378,125
Puget Sound Power & Light, 6.61%, 2/9/00, MTN..........  2,000,000    2,000,000
SCANA Corp., Series B, 6.25%, 7/8/03, MTN..............  2,000,000    1,917,500
Smith Enron, 5.97%, 12/15/06...........................  1,250,000    1,217,188
                                                                   ------------
                                                                     22,285,937
                                                                   ------------
TOTAL CORPORATE BONDS (Cost $68,043,132)...............              66,876,473
                                                                   ------------

 U.S. Government Agencies (23.6%)

Fannie Mae (3.4%)
5.49%*, 8/4/00.........................................  2,000,000    1,933,060
6.35%, 11/23/01........................................  1,500,000    1,488,330
                                                                   ------------
                                                                      3,421,390
                                                                   ------------
Freddie Mac (1.9%)
6.75%, 4/1/08..........................................  2,000,000    1,900,440
                                                                   ------------
Government National Mortgage Assoc. (18.3%)
8.00%, 12/15/07, Pool # 339455.........................    411,588      420,462
8.00%, 8/15/08, Pool # 358725..........................    770,532      787,145
7.50%, 4/15/09, Pool # 392085..........................    491,612      495,756
7.50%, 4/15/09, Pool # 368641..........................    356,906      359,915
7.50%, 6/15/09, Pool # 345752..........................    416,874      420,388
8.50%, 9/15/09, Pool # 376589..........................    427,757      441,792
8.00%, 11/15/09, Pool # 380660.........................    890,567      909,768
8.50%, 12/15/09, Pool # 392814.........................    435,919      450,222
8.50%, 12/15/09, Pool # 392770.........................    331,342      342,213
8.00%, 4/15/10, Pool # 407337..........................    830,103      848,000
8.00%, 4/15/10, Pool # 405445..........................  1,082,150    1,105,482
7.50%, 8/15/11, Pool # 423983..........................  1,151,912    1,161,623
6.00%, 1/15/14, Pool # 439688..........................  1,827,217    1,731,855
6.00%, 1/15/14, Pool # 494279..........................  1,825,864    1,730,572
6.50%, 1/15/29, Pool # 467451..........................  1,896,052    1,781,094
6.50%, 1/20/29, Pool # 2701............................  1,892,142    1,769,153
6.50%, 3/15/29, Pool # 434219..........................  1,951,829    1,833,490
6.50%, 4/20/29, Pool # 2741............................  1,958,311    1,831,021
                                                                   ------------
                                                                     18,419,951
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCIES
 (Cost $24,467,000)....................................              23,741,781
                                                                   ------------

                                   Continued

ISG FUNDS                                     Schedule of Portfolio Investments
Limited Term Income Fund                                      December 31, 1999

 U.S. Treasury Notes (5.4%)

                                                          Shares  or   Market
                                                          Principal    Value
                                                            Amount    (Note 2)
                                                          ---------- ----------
7.75%, 1/31/00..........................................  $1,500,000 $1,502,973
6.00%, 8/15/04..........................................   1,000,000    984,530
5.88%, 11/15/04.........................................   3,000,000  2,942,100
                                                                     ----------
TOTAL U.S. TREASURY NOTES (Cost $5,503,950).............              5,429,603
                                                                     ----------

 Investment Companies (3.4%)

AIM Liquid Assets Money Market Fund.....................      85,991     85,991
ISG Prime Money Market Fund.............................   3,298,183  3,298,183
                                                                     ----------
TOTAL INVESTMENT COMPANIES
 (Cost $3,384,174)......................................              3,384,174
                                                                     ----------

 Short-Term Securities+ (3.0%)

Commercial Paper (2.4%)
Asset Backed -- Miscellaneous (0.3%)
Enterprise Funding Corp., 5.95%, 1/13/00................  $   51,363     50,862
Falcon Asset Securitization Corp., 6.10%, 1/24/00.......      81,245     79,937
Preferred Receivables Funding Corp., 6.05%, 1/10/00.....      46,066     45,547
Receivables Capital Corp., 6.07%, 1/28/00...............      93,033     91,574
                                                                     ----------
                                                                        267,920
                                                                     ----------
Financial Services (1.0%)
Golden Funding Corp., 6.10%, 1/28/00....................     194,987    191,973
Liberty Street Funding Corp., 6.07%-6.13%, 1/31/00-
 2/17/00................................................     142,178    139,634
Moat Funding Corp., 5.98%-6.07%, 1/14/00-2/11/00........     221,131    218,043
Orix Corp., 6.47%-6.50%, 1/10/00-1/14/00................     344,176    340,423
Superior Funding Corp., 6.00%-6.14%, 1/18/00-1/31/00....     165,759    163,548
                                                                     ----------
                                                                      1,053,621
                                                                     ----------
Miscellaneous (1.1%)
ConAgra, Inc., 6.25%-6.33%, 1/18/00-2/4/00..............     304,220    300,984
MCI WorldCom, 6.11%, 1/18/00............................      60,933     60,292
Moriarity, 12.75%, 1/4/00...............................     406,223    405,647
Norfolk Southern Corp., 6.30%, 1/14/00..................     162,489    160,783
Tyco International, Ltd., 6.43%-6.65%, 1/10/00-1/31/00..     223,422    220,973
                                                                     ----------
                                                                      1,148,679
                                                                     ----------
Total Commercial Paper..................................              2,470,220
                                                                     ----------
Floating Rate Notes (0.2%)
Financial Services (0.1%)
General Motors Acceptance Corp., 4.49%**, 11/13/00......      48,747     48,747

 Short-Term Securities+, continued

                          Shares or    Market
                          Principal    Value
                           Amount     (Note 2)
                          --------- ------------
Financial Services,
 continued
KeyCorp, 6.42%**,
 10/23/00...............   $40,622  $     40,622
Textron Financial Corp.,
 5.92%**, 5/12/00.......    40,622        40,598
                                    ------------
                                         129,967
                                    ------------
Miscellaneous (0.1%)
Tyco International,
 Ltd., 6.72%**, 9/5/00..    60,933        60,918
                                    ------------
Total Floating Rate
 Notes..................                 190,885
                                    ------------
Investment Companies
 (0.4%)
AIM Liquid Asset Money
 Market Fund............   379,054       379,054
                                    ------------
TOTAL SHORT-TERM
 SECURITIES (Cost
 $3,040,159)............               3,040,159
                                    ------------
TOTAL INVESTMENTS (Cost
 $104,438,415) (a) --
  (101.9%)..............             102,472,190
Liabilities in excess of
 other assets --
  (-1.9%)...............              (1,944,832)
                                    ------------
TOTAL NET ASSETS --
  (100.0%)..............            $100,527,358
                                    ============

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

  Unrealized appreciation......................................... $   119,735
  Unrealized depreciation.........................................  (2,085,960)
                                                                   -----------
  Net unrealized depreciation..................................... $(1,966,225)
                                                                   ===========

 * Yield effective at purchase.
** Variable rate security. Rate represents rate in effect at December 31,
   1999.
+ Represents securities purchased with cash collateral received on loaned securities.
MTN -- Medium Term Note
                       See notes to financial statements

ISG FUNDS
Limited Term Income Fund

 Statement of Assets and Liabilities

                                                               December 31, 1999

Assets:
Investments, at value
 (cost $104,438,415)..................................            $102,472,190
Cash..................................................                  10,156
Interest and dividends receivable.....................               1,550,451
Receivable for capital shares issued..................                  93,762
Receivable from investment adviser....................                   2,811
Prepaid expenses and other assets.....................                  16,339
                                                                  ------------
 Total Assets.........................................             104,145,709
Liabilities:
Payable for return of collateral held for securities
 on loan.............................................. $3,050,315
Distributions payable.................................    463,353
Payable for capital shares redeemed...................     21,606
Accrued expenses and other payables:
 Investment advisory fees.............................     42,947
 Administration fees..................................      1,661
 Distribution fees....................................     14,809
 Other................................................     23,660
                                                       ----------
 Total Liabilities....................................               3,618,351
                                                                  ------------
Net Assets:
Capital...............................................             102,930,818
Undistributed (distributions in excess of) net
 investment income....................................                 (87,869)
Accumulated net realized losses from investment
 transactions.........................................                (349,366)
Net unrealized appreciation (depreciation) from
 investments..........................................              (1,966,225)
                                                                  ------------
Net Assets............................................            $100,527,358
                                                                  ============
Class A Shares
 Net Assets...........................................            $  6,700,926
 Shares outstanding...................................                 695,315
 Redemption price per share...........................            $       9.64
                                                                  ============
Class A Shares -- Maximum Sales Charge................                    3.00%
                                                                  ------------
 Maximum Offering Price Per Share (100%/(100% --
   Maximum Sales Charge) of net asset value adjusted
  to the nearest cent)................................            $       9.94
                                                                  ============
Class B Shares
 Net Assets...........................................            $    682,516
 Shares outstanding...................................                  70,928
 Offering price per share*............................            $       9.62
                                                                  ============
Institutional Shares
 Net Assets...........................................            $ 93,143,916
 Shares outstanding...................................               9,665,410
 Offering and redemption price per share..............            $       9.64
                                                                  ============

---------
* Redemption price per share varies by length of time shares are held. Statement of Operations

                                            For the year ended December 31, 1999

Investment Income:
Interest income.........................................          $ 6,064,877
Dividend income.........................................              236,924
Income from securities lending..........................                4,857
                                                                  -----------
 Total Investment Income................................            6,306,658
Expenses:
Investment advisory fees................................ $497,174
Administration fees.....................................  149,153
Distribution fees -- Class A Shares.....................   17,787
Distribution fees -- Class B Shares.....................    4,974
Shareholder servicing fees -- Class A Shares............   10,672
Shareholder servicing fees -- Class B Shares............    1,658
Shareholder servicing fees -- Institutional Shares......  137,486
Custodian fees..........................................   27,819
Accounting fees.........................................   29,495
Transfer agent fees.....................................   44,634
Directors' fees.........................................    2,255
Other fees..............................................   82,427
                                                         --------
 Total expenses before voluntary fee
  reductions/reimbursements.............................            1,005,534
 Expenses voluntarily reduced/reimbursed................              (11,417)
                                                                  -----------
 Net expenses...........................................              994,117
                                                                  -----------
Net Investment Income...................................            5,312,541
                                                                  -----------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment
 transactions...........................................             (358,186)
Net change in unrealized appreciation (depreciation)
 from investments.......................................           (3,821,111)
                                                                  -----------
Net realized/unrealized gains (losses) from
 investments............................................           (4,179,297)
                                                                  -----------
Change in net assets resulting from operations..........          $ 1,133,244
                                                                  ===========

                       See notes to financial statements

ISG FUNDS
Limited Term Income fund

 Statements of Changes in Net Assets

                                                   Year Ended    Year Ended
                                                  December 31,  December 31,
                                                      1999          1998
                                                  ------------  ------------
From Investment Activities:
Operations:
 Net investment income........................... $  5,312,541  $ 4,984,671
 Net realized gains (losses) from investment
  transactions...................................     (358,186)     394,336
 Net change in unrealized appreciation
  (depreciation) from investments................   (3,821,111)     697,321
                                                  ------------  -----------
Change in net assets resulting from operations...    1,133,244    6,076,328
                                                  ------------  -----------
Distributions to Class A Shareholders:
 From net investment income......................     (363,611)    (343,556)
 In excess of net investment income..............           --         (100)
 From net realized gains on investment
  transactions...................................           --      (33,464)
 In excess of net realized gains.................           --       (6,420)
Distributions to Class B Shareholders:
 From net investment income......................      (29,980)     (15,167)(a)
 In excess of net investment income..............           --           (5)(a)
 From net realized gains on investment
  transactions...................................           --       (2,607)(a)
 In excess of net realized gains.................           --         (500)(a)
Distributions to Institutional Shareholders:
 From net investment income......................   (4,918,950)  (4,626,791)
 In excess of net investment income..............           --       (1,350)
 From net realized gains on investment
  transactions...................................           --     (368,402)
 In excess of net realized gains.................           --      (70,674)
                                                  ------------  -----------
Change in net assets from shareholder
 distributions...................................   (5,312,541)  (5,469,036)
                                                  ------------  -----------
Change in net assets from capital transactions...   11,196,714    2,123,138
                                                  ------------  -----------
Change in net assets.............................    7,017,417    2,730,430
Net Assets:
 Beginning of period.............................   93,509,941   90,779,511
                                                  ------------  -----------
 End of period................................... $100,527,358  $93,509,941
                                                  ============  ===========

---------
(a) For the period from February 4, 1998 (commencement of operations) through December 31, 1998.
                       See notes to financial statements

ISG FUNDS
Limited Term Income Fund

 Financial Highlights, Class A Shares

                          Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                         December 31, December 31, December 31, December 31, December 31,
                             1999         1998         1997         1996         1995
                         ------------ ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....    $10.05       $ 9.99       $ 9.96      $ 10.13      $   9.66
                            ------       ------       ------      -------      --------
Investment Activities
 Net investment income
  (loss)................      0.50         0.52         0.59         0.58          0.59
 Net realized and
  unrealized gains
  (losses) from
  investments...........     (0.41)        0.11         0.04        (0.16)         0.47
                            ------       ------       ------      -------      --------
 Total from Investment
  Activities............      0.09         0.63         0.63         0.42          1.06
                            ------       ------       ------      -------      --------
Distributions
 Net investment income..     (0.50)       (0.52)       (0.59)       (0.58)        (0.59)
 Net realized gains.....        --        (0.04)       (0.01)       (0.01)           --
 In excess of net
  realized gains........        --        (0.01)          --           --            --
                            ------       ------       ------      -------      --------
 Total Distributions....     (0.50)       (0.57)       (0.60)       (0.59)        (0.59)
                            ------       ------       ------      -------      --------
Net change in asset
 value..................     (0.41)        0.06         0.03        (0.17)         0.47
                            ------       ------       ------      -------      --------
Net Asset Value, End of
 Period.................    $ 9.64       $10.05       $ 9.99      $  9.96      $  10.13
                            ======       ======       ======      =======      ========
Total Return (excludes
 sales charge)..........      0.95%        6.48%        6.47%        4.28%        11.20%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........    $6,701       $7,484       $5,894      $98,197      $103,382
Ratio of expenses to
 average net assets.....      1.23%        1.19%        0.83%        0.83%         0.87%
Ratio of net investment
 income to average net
 assets.................      5.11%        5.17%        5.92%        5.84%         5.89%
Ratio of expenses to
 average net assets*....      1.24%        1.20%        1.09%        1.08%         1.12%
Portfolio turnover**....        29%          41%          45%          51%           28%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

 Financial Highlights, Class B Shares

                                                      Year Ended  Period Ended
                                                     December 31, December 31,
                                                         1999       1998(a)
                                                     ------------ ------------
Net Asset Value, Beginning of Period................    $10.04       $10.03
                                                        ------       ------
Investment Activities
 Net investment income (loss).......................      0.44         0.41
 Net realized and unrealized gains (losses) from
  investments.......................................     (0.42)        0.06
                                                        ------       ------
 Total from Investment Activities...................      0.02         0.47
                                                        ------       ------
Distributions
 Net investment income..............................     (0.44)       (0.41)
 Net realized gains.................................        --        (0.04)
 In excess of net realized gains....................        --        (0.01)
                                                        ------       ------
 Total Distributions................................     (0.44)       (0.46)
                                                        ------       ------
Net change in asset value...........................     (0.42)        0.01
                                                        ------       ------
Net Asset Value, End of Period......................    $ 9.62       $10.04
                                                        ======       ======
Total Return (excludes redemption charge)...........      0.25%        4.76%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)...................    $  683       $  601
Ratio of expenses to average net assets.............      1.83%        1.94%(c)
Ratio of net investment income to average net
 assets.............................................      4.52%        4.33%(c)
Ratio of expenses to average net assets*............      1.84%         (d)
Portfolio turnover**................................        29%          41%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 4, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.
(d) There were no fee reductions in this period.
                       See notes to financial statements

ISG FUNDS
Limited Term Income Fund

 Financial Highlights, Institutional Shares

                                         Year Ended   Year Ended  Period Ended
                                        December 31, December 31, December 31,
                                            1999         1998       1997 (a)
                                        ------------ ------------ ------------
Net Asset Value, Beginning of Period...   $ 10.05      $  9.98      $ 10.00
                                          -------      -------      -------
Investment Activities
 Net investment income (loss)..........      0.53         0.54         0.15
 Net realized and unrealized gains
  (losses) from investments............     (0.41)        0.13        (0.01)
                                          -------      -------      -------
 Total from Investment Activities......      0.12         0.67         0.14
                                          -------      -------      -------
Distributions
 Net investment income.................     (0.53)       (0.55)       (0.15)
 Net realized gains....................        --        (0.04)       (0.01)
 In excess of net realized gains.......        --        (0.01)          --
                                          -------      -------      -------
 Total Distributions...................     (0.53)       (0.60)       (0.16)
                                          -------      -------      -------
Net change in asset value..............     (0.41)        0.07        (0.02)
                                          -------      -------      -------
Net Asset Value, End of Period.........   $  9.64      $ 10.05      $  9.98
                                          =======      =======      =======
Total Return...........................      1.20%        6.86%        1.36%(b)

Ratios/Supplementary Data:
Net Assets at end of period (000)......   $93,144      $85,425      $84,886
Ratio of expenses to average net
 assets................................      0.98%        0.94%        0.56%(c)
Ratio of net investment income to
 average net assets....................      5.37%        5.43%        6.08%(c)
Ratio of expenses to average net
 assets*...............................      0.99%        0.95%        0.87%(c)
Portfolio turnover**...................        29%          41%          45%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

               Donald F. Turk, CFA
[PHOTO]        Portfolio Manager
               ISG Income Fund

--------------------------------------------------------------------------------

 Investment Goal
 The Fund seeks to provide investors with current income without assuming undue risk. It invests primarily in investment-grade, U.S. dollar-denominated, fixed-income securities of domestic and foreign issuers with average maturities of 8 to 13 years. This Fund is suitable for investors seeking regular monthly income without undue risk to principal.

--------------------------------------------------------------------------------

Q. How did the Fund perform during the period?

A. For the 12 months ended December 31, 1999, the Fund produced a total return of -3.24% (Class A Shares at NAV).+ In comparison, the Merrill Lynch Government/Corporate Master Index produced a total return of -2.05%.

It is also important to recognize income yield to shareholders. As of December 31, 1999, the Fund's 30-day SEC yield was 5.90% (Class A Shares at NAV), compared to 4.11% at the end of 1998. The yield percentage is annualized. We achieved our objectives while increasing our average credit quality of AA (rated by Standard & Poor's). As of December 31, 1999, the Fund's average maturity was 11.1 years.*

Q. What factors affected your performance?

A. To put it simply, there were two factors: the economy and the Fed. The economy grew at a very strong rate, greater than 4%, far and above what most economists had estimated. The Fed took a look at this robust economic activity and decided it was necessary to raise interest rates three times during the year, in an effort to restrain growth and help reduce the risk of an overheated economy igniting inflation. Consequently, investors feared the Fed would continue its tightening bias, and so they shied away from bonds, which drove prices down further.

Q. Amidst all this turmoil, what steps did you take?

A. Throughout much of the year, we kept the portfolio's average maturity a bit longer than our benchmark's. In the short run, this decision did not help the Fund's net asset value. When interest rates rise, a longer-than-average maturity dampens price appreciation. Rising rates result in lower bond prices. However, our first priority is to generate high current income for our shareholders--this is the real reason people invest in bonds--and the Fund's longer maturity structure accomplished this goal. In the long run, when interest rates finally turn around and decline, we believe bond prices will recover.

In the corporate sector, we added debt issued by industrial names such as Lucent (1.82% of the Fund's net assets) and United Technologies (1.83%). One particularly advantageous swap we performed was selling Public Service E&G notes due in 2007 and buying paper issued by Northern States Power due in 2009 (1.75%). By doing this, we picked up 60 basis points (0.60%) in yield.*

Q. The Fund holds both corporate and government bonds. Did you favor one sector over the other?

A. We made only slight allocation changes during the period. For the most part, we kept approximately 15%-17% of the Fund's assets invested in Treasury and agency bonds, with the rest in corporate bonds. This represented a huge overweighting in the corporate sector. We believe that the spreads between corporates and Treasuries will narrow, which will enable corporate bond prices to do better than Treasuries, regardless of whether rates go up or down. This strategy positions the Fund to generate higher income from corporates, and to reap significant price appreciation when rates decline.

As of December 31, 1999, 76.6% of the Fund's net assets was invested in corporate paper, with a total of 16.4% invested in Treasury, agency and pass-through securities, and 7% in cash and equivalents.*

Q. What is your outlook for 2000?

A. The bond market ended the year with interest rates moving sharply higher, and the new year continued with the same theme. Of course, this is not good news for bonds, at least in the short term. The economy remains very strong; labor markets are very tight; and the Fed has at least implied that it is worried that this could lead to higher wage costs and inflation. Yields could continue to rise in the first part of 2000. However, we believe the bond market has already priced in a lot of bad news, and that bonds have real value at this point.

---------
+ Including the 3.00% sales load, the Fund's return was -6.13% for the period.
*   The Fund's portfolio composition is subject to change.
Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                                ISG Income Fund
                     Performance (as of December 31, 1999)

-------------------------------------------------------------------------------

                                    [GRAPH]


                                Class A Shares

                                                               Merrill Lynch
                   Income Fund          Income Fund         Government/Corporate
                with Sales Charge    without Sales Charge       Master Index

     1989            9,710                 10,000                 10,000
     1990           10,317                 10,625                 10,850
     1991           11,910                 12,266                 12,574
     1992           12,623                 13,000                 13,540
     1993           13,897                 14,313                 15,037
     1994           13,397                 13,797                 14,546
     1995           15,627                 16,094                 17,307
     1996           15,797                 16,268                 17,821
     1997           17,166                 17,679                 19,564
     1998           18,588                 19,143                 21,428
     1999           17,985                 18,522                 20,988

                                    [GRAPH]


                                  Class B Shares

                                                    Merrill Lynch
                                                 Government/Corporate
                             Income Fund             Master Index

                1989           10,000                   10,000
                1990           10,625                   10,850
                1991           12,266                   12,574
                1992           13,000                   13,540
                1993           14,313                   15,037
                1994           13,797                   14,546
                1995           16,094                   17,307
                1996           16,268                   17,821
                1997           17,667                   19,564
                1998           19,009                   21,428
                1999           18,282                   20,988

 The Class B contingent deferred
 sales charge (CDSC) is not
 included in the above graph,
 since the performance is for more
 than 6 years and the CDSC would
 no longer apply.
                                    [GRAPH]


                              Institutional Shares

                                                    Merrill Lynch
                                                 Government/Corporate
                             Income Fund             Master Index

                1989           10,000                   10,000
                1990           10,625                   10,850
                1991           12,226                   12,574
                1992           13,000                   13,540
                1993           14,313                   15,037
                1994           13,797                   14,546
                1995           16,094                   17,307
                1996           16,268                   17,821
                1997           17,673                   19,564
                1998           19,183                   21,428
                1999           18,589                   20,988


                                                             Average Annual
                                                              Total Return
                                                        ------------------------
                                                        Without Sales With Sales
                                                           Charge      Charge*
                                                        ------------- ----------
Class A Shares
1-Year.................................................    -3.24%       -6.13%
5-Year.................................................     6.07%        5.43%
10-Year................................................     6.36%        6.03%

*Reflects the maximum sales charge of 3.00%.

                                                             Average Annual
                                                              Total Return
                                                        ------------------------
                                                        Without CDSC With CDSC**
                                                        ------------ -----------
Class B Shares
1-Year.................................................    -3.83%      -6.58%
5-Year.................................................     5.79%       5.63%
10-Year................................................     6.22%       6.22%

**Reflects the applicable contingent deferred sales charges (maximum 4.00%).

The data for Class B Shares primarily represents the results of the Class A Shares. Actual Class B Shares average annual total return and hypothetical growth results would have been lower. See notes below.

                                                                  Average Annual
                                                                   Total Return
                                                                  --------------
Institutional Shares
1-Year...........................................................     -3.10%
5-Year...........................................................      6.14%
10-Year..........................................................      6.40%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

Performance for the Class B Shares, which commenced operations on 2/4/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The Institutional Share class was initially offered on 10/3/97 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

The ISG Income Fund commenced operations on 4/1/96 through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with Securities and Exchange Commission and, therefore, were not subject to the investment restriction imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected. The performance also reflects reinvestment of dividends and capital gains distributions.

The Fund's performance is compared to the Merrill Lynch Government/Corporate Master Index, which is generally representative of the performance of corporate and U.S. Government bonds. The index is unmanaged and does not reflect expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                                ISG Income Fund
                           (as of December 31, 1999)

--------------------------------------------------------------------------------

                                    [CHART]


                                Sector Profile*
                        U.S. Government Agencies   9.9%
                        Cash Equivalents           7.0%
                        U.S. Treasuries            4.8%
                        Municipal Bonds            0.8%
                        Corporate Bonds           77.5%
The Income Fund invests primarily in investment-grade, U.S. dollar denominated fixed income securities of domestic and foreign issuers. The Fund is designed to provide current income without assuming undue risk. The Fund's adviser has latitude in deciding how assets are invested among corporate and government obligations. As a result, the Fund enjoys flexibility to make the most of changing market conditions.
                                    [CHART]

                               Maturity Profile*
                             0-1 Years       17.5%
                             Over 20 Years   28.8%
                             6-10 Years      13.3%
                             1-5 Years       36.1%
                             11-20 years      4.3%
By design, the Fund attempts to generate current income without undue risk to principal. The chart shows that the Fund is currently focused primarily on bonds with maturities of 1 to 10 years and those with maturities greater than 20 years.
                                    [CHART]


                               Quality Profile*
                                  AAA   26.1%
                                  AA     8.3%
                                  A     58.6%
                                  BBB    7.0%
The Fund's research team and the Fund Manager continuously monitor debt instruments and issuer quality to identify fixed income securities for the Fund.

   * The Fund's portfolio composition is subject to change.

ISG FUNDS                                      Schedule of Portfolio Investments
Income Fund                                                    December 31, 1999

 Corporate Bonds (76.6%)

                                                         Shares or    Market
                                                         Principal     Value
                                                           Amount    (Note 2)
                                                         ---------- -----------

Aerospace & Military Technology (1.8%)
United Technologies Corp., 6.40%, 9/15/01............... $1,775,000 $ 1,759,469
                                                                    -----------
Banking (8.3%)
ABN AMRO Bank, 6.63%, 10/31/01..........................  1,575,000   1,565,156
Bank One, Texas, 6.25%, 2/15/08.........................  1,000,000     918,750
First Union Corp., 6.18%, 2/15/36.......................  1,500,000   1,400,625
National City Corp., 6.88%, 5/15/19.....................  1,325,000   1,169,313
NationsBank Corp., 7.75%, 8/15/15.......................  1,100,000   1,072,500
Wachovia Corp., 6.61%, 10/1/25..........................  1,875,000   1,804,687
                                                                    -----------
                                                                      7,931,031
                                                                    -----------
Chemicals (1.3%)
Eastman Chemical, 6.38%, 1/15/04........................  1,300,000   1,235,000
                                                                    -----------
Electronic Components (2.0%)
Motorola, Inc., 6.50%, 11/15/28.........................  2,225,000   1,905,156
                                                                    -----------
Financial Services (10.8%)
Associates Corp. N.A., 7.32%, 1/13/03, MTN..............    800,000     804,000
Countrywide Home Loan, 6.84%, 10/22/04, MTN.............  2,125,000   2,077,187
Ford Motor Credit Corp., 7.35%, 11/7/11, MTN............  1,750,000   1,673,438
General Electric Capital Corp., 7.50%, 8/21/35..........  1,325,000   1,295,188
General Motors Acceptance Corp., 5.80%, 4/9/01, MTN.....  1,300,000   1,282,125
General Motors Acceptance Corp., 7.13%, 5/1/01..........  2,000,000   2,004,999
USLIFE Corp., 6.38%, 6/15/00............................  1,250,000   1,246,713
                                                                    -----------
                                                                     10,383,650
                                                                    -----------
Food & Related (3.5%)
Bestfoods, 6.63%, 4/15/28...............................  2,225,000   1,916,281
Sara Lee Corp., 6.15%, 6/19/08, MTN.....................  1,625,000   1,490,938
                                                                    -----------
                                                                      3,407,219
                                                                    -----------
Industrial Goods & Services (10.1%)
Albertsons, Inc., 6.52%, 4/10/28, MTN...................  2,500,000   2,134,374
Albertsons, Inc., 6.63%, 6/1/28.........................  1,750,000   1,513,750
H.J. Heinz Co., 6.38%, 7/15/28..........................  2,000,000   1,712,500
IBM Corp., 6.25%, 2/24/00...............................  1,000,000     998,287
IBM Corp., 6.50%, 1/15/28...............................  1,750,000   1,550,938
Reliance Electric Co., 6.80%, 4/15/03...................  1,850,000   1,838,438
                                                                    -----------
                                                                      9,748,287
                                                                    -----------
Insurance -- Property & Casualty (2.1%)
Travelers/Aetna Property & Casualty, 6.75%, 4/15/01.....  2,000,000   1,992,500
                                                                    -----------
Paper Products (1.8%)
International Paper Co., 6.88%, 7/10/00.................  1,700,000   1,702,125
                                                                    -----------

 Corporate Bonds, continued

                                                        Shares or    Market
                                                        Principal     Value
                                                          Amount    (Note 2)
                                                        ---------- -----------

 Retail-Stores (5.6%)
 AutoZone, Inc., 6.50%, 7/15/08........................ $1,750,000 $ 1,585,938
 Dayton Hudson Co., 6.80%, 10/1/01.....................  1,325,000   1,318,375
 J.C. Penney & Co., 6.50%, 6/15/02, MTN................  1,500,000   1,441,875
 May Department Stores Co., 7.15%, 8/15/04.............  1,000,000     997,500
                                                                   -----------
                                                                     5,343,688
                                                                   -----------
 Telecommunications (8.1%)
 AT&T Corp., 6.50%, 3/15/29............................  2,225,000   1,907,938
 BellSouth Corp., 8.25%, 7/1/32........................    475,000     470,844
 GTE Corp., 7.90%, 2/1/27..............................  1,750,000   1,688,750
 Lucent Technologies, Inc., 6.45%, 3/15/29.............  2,000,000   1,750,000
 WorldCom, Inc., 6.13%, 8/15/01........................  2,000,000   1,974,999
                                                                   -----------
                                                                     7,792,531
                                                                   -----------
 Utilities -- Gas & Electric (21.2%)
 Cincinnati Gas & Electric Co., 6.45%, 2/15/04.........  1,500,000   1,445,625
 Consolidated Natural Gas, 6.80%, 12/15/27.............  1,400,000   1,219,750
 Florida Power Corp., 6.54%, 7/1/02, MTN...............  1,325,000   1,308,438
 Houston Light & Power Corp., 6.10%, 3/1/00, MTN.......  1,725,000   1,725,000
 National Rural Utilities Corp., Series C, 6.49%,
  7/10/02, MTN.........................................  1,425,000   1,403,625
 Northern States Power Co., 6.88%, 8/1/09..............  1,750,000   1,680,000
 Potomac Electric Power Corp., 6.00%, 4/1/04...........  2,325,000   2,211,655
 Puget Sound Power & Light, 6.61%, 2/9/00, MTN.........  2,100,000   2,100,000
 SCANA Corp., Series B, 6.25%, 7/8/03, MTN.............  2,225,000   2,133,219
 Smith Enron, 5.97%, 12/15/06..........................  1,940,700   1,889,757
 Virginia Electric & Power, 6.63%, 4/1/03..............  2,000,000   1,957,500
 Washington Gas Light, Series D, 6.85%, 3/9/28, MTN....  1,500,000   1,325,625
                                                                   -----------
                                                                    20,400,194
                                                                   -----------
 TOTAL CORPORATE BONDS
  (Cost $77,308,232)...................................             73,600,850
                                                                   -----------
 Municipal Bonds (0.7%)
 Georgia (0.7%)
 Atlanta Downtown Development Lease Revenue Bond,
  6.88%, 2/1/21........................................    800,000     714,000
                                                                   -----------
 TOTAL MUNICIPAL BONDS
  (Cost $762,191)......................................                714,000
                                                                   -----------
 U.S. Government Agencies (9.8%)
 Fannie Mae (1.0%)
 6.35%, 11/23/01.......................................  1,000,000     992,220
                                                                   -----------

                                   Continued

ISG FUNDS                                      Schedule of Portfolio Investments
Income Fund                                                    December 31, 1999

 U.S. Government Agencies, continued
                                                         Shares or   Market
                                                         Principal    Value
                                                          Amount    (Note 2)
                                                         --------- -----------

 Government National Mortgage Assoc. (8.8%)
 8.00%, 5/15/10, Pool # 407413.......................... $ 352,567 $   360,168
 6.50%, 8/15/11, Pool # 780479..........................   708,325     687,734
 7.50%, 8/15/11, Pool # 423914..........................   552,846     557,506
 7.00%, 9/15/11, Pool # 423923..........................   978,393     968,609
 6.50%, 1/15/29, Pool # 467451.......................... 1,422,039   1,335,821
 6.50%, 3/15/29, Pool # 434219.......................... 1,951,829   1,833,490
 6.50%, 4/20/29, Pool # 2741............................ 2,839,552   2,654,980
                                                                   -----------
                                                                     8,398,308
                                                                   -----------
 TOTAL U.S. GOVERNMENT AGENCIES
  (Cost $9,895,702).....................................             9,390,528
                                                                   -----------
 U.S. Treasury Bonds (1.2%)
 8.13%, 8/15/21......................................... 1,000,000   1,147,570
                                                                   -----------
 TOTAL U.S. TREASURY BONDS
  (Cost $1,243,989).....................................             1,147,570
                                                                   -----------
 U.S. Treasury Notes (3.5%)
 6.00%, 8/15/09......................................... 3,500,000   3,392,970
                                                                   -----------
 TOTAL U.S. TREASURY NOTES
  (Cost $3,520,049).....................................             3,392,970
                                                                   -----------

 Investment Companies (7.0%)

 AIM Liquid Assets Money Market Fund.................... 1,916,547   1,916,547
 ISG Prime Money Market Fund............................ 4,801,542   4,801,542
                                                                   -----------
 TOTAL INVESTMENT COMPANIES
  (Cost $6,718,089).....................................             6,718,089
                                                                   -----------

 Short-Term Securities+ (3.7%)
 Commercial Paper (3.0%)
 Asset Backed -- Miscellaneous (0.3%)
 Enterprise Funding Corp., 5.95%, 1/13/00............... $  60,137      59,550
 Falcon Asset Securitization Corp., 6.10%, 1/24/00......    95,123      93,591
 Preferred Receivables Funding Corp., 6.05%, 1/10/00....    53,935      53,327
 Receivables Capital Corp., 6.07%, 1/28/00..............   108,925     107,217
                                                                   -----------
                                                                       313,685
                                                                   -----------
 Finanacial Services (1.3%)
 Golden Funding Corp., 6.10%, 1/28/00...................   228,294     224,765
 Liberty Street Funding Corp., 6.07%-6.13%, 1/31/00-
  2/17/00...............................................   166,465     163,486
 Moat Funding Corp., 5.98%-6.07%, 1/14/00-2/11/00.......   258,905     255,289
 Orix Corp., 6.47%-6.50%, 1/10/00-1/14/00...............   402,968     398,573
 Superior Funding Corp., 6.00%-6.14%, 1/18/00-1/31/00...   194,074     191,485
                                                                   -----------
                                                                     1,233,598
                                                                   -----------

Short-Term Securities+,
 continued

                     Shares or   Market
                     Principal    Value
                      Amount    (Note 2)
                     --------- -----------

Miscellaneous
 (1.4%)
ConAgra, Inc.,
 6.25%-6.33%,
 1/18/00-2/4/00....  $ 356,187 $   352,398
MCI WorldCom,
 6.11%, 1/18/00....     71,342      70,591
Moriarity, 12.75%,
 1/4/00............    475,613     474,939
Norfolk Southern
 Corp., 6.30%,
 1/14/00...........    190,245     188,248
Tyco International,
 Ltd., 6.43%-6.65%,
 1/10/00-1/31/00...    261,587     258,719
                               -----------
                                 1,344,895
                               -----------
Total Commercial
 Paper.............              2,892,178
                               -----------
Floating Rate Notes
 (0.2%)
Finanacial Services
 (0.1%)
General Motors
 Acceptance Corp.,
 4.49%*, 11/13/00..     57,074      57,074
KeyCorp, 6.42%*,
 10/23/00..........     47,561      47,561
Textron Financial
 Corp., 5.92%*,
 5/12/00...........     47,561      47,533
                               -----------
                                   152,168
                               -----------
Miscellaneous
 (0.1%)
Tyco International,
 Ltd., 6.72%*,
 9/5/00............     71,342      71,324
                               -----------
Total Floating Rate
 Notes.............                223,492
                               -----------
Investment
 Companies (0.5%)
AIM Liquid Asset
 Money Market
 Fund..............    443,803     443,803
                               -----------
TOTAL SHORT-TERM
 SECURITIES
 (Cost
 $3,559,473).......              3,559,473
                               -----------
TOTAL INVESTMENTS
 (Cost
 $103,007,725)(a) --
  (102.5%).........             98,523,480
Liabilities in
 excess of other
 assets --
  (-2.5%)..........             (2,409,032)
                               -----------
TOTAL NET ASSETS --
  (100.0%).........            $96,114,448
                               ===========

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $11,957. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation....................................... $     8,375
    Unrealized depreciation.......................................  (4,504,577)
                                                                   -----------
    Net unrealized depreciation................................... $(4,496,202)
                                                                   ===========

* Variable rate security. Rate represents rate in effect at December 31, 1999. + Represents securities purchased with cash collateral received on loaned securities.
MTN -- Medium Term Note
                       See notes to financial statements

ISG FUNDS
Income Fund

 Statement of Assets and Liabilities

                                                               December 31, 1999

Assets:
Investments, at value
 (cost $103,007,725)..................................            $ 98,523,480
Cash..................................................                  11,890
Interest and dividends receivable.....................               1,674,128
Receivable for capital shares issued..................                      14
Receivable from investment adviser....................                     836
Prepaid expenses and other assets.....................                  16,679
                                                                  ------------
 Total Assets.........................................             100,227,027
Liabilities:
Payable for return of collateral held for securities
 on loan.............................................. $3,571,363
Distributions payable.................................    459,325
Accrued expenses and other payables:
 Investment advisory fees.............................     40,639
 Administration fees..................................      1,596
 Distribution fees....................................     13,781
 Other................................................     25,875
                                                       ----------
 Total Liabilities....................................               4,112,579
                                                                  ------------
Net Assets:
Capital...............................................             101,248,664
Undistributed (distributions in excess of) net
 investment income....................................                (107,335)
Accumulated net realized losses from investment
 transactions.........................................                (542,636)
Net unrealized appreciation (depreciation) from
 investments..........................................              (4,484,245)
                                                                  ------------
Net Assets............................................            $ 96,114,448
                                                                  ============
Class A Shares
 Net Assets...........................................            $  3,066,717
 Shares outstanding...................................                 321,604
 Redemption price per share...........................            $       9.54
                                                                  ============
Class A Shares -- Maximum Sales Charge................                    3.00%
                                                                  ------------
 Maximum Offering Price Per Share (100%/(100% --
   Maximum Sales Charge) of net asset value adjusted
  to the nearest cent)................................            $       9.84
                                                                  ============
Class B Shares
 Net Assets...........................................            $  1,273,218
 Shares outstanding...................................                 133,602
 Offering price per share*............................            $       9.53
                                                                  ============
Institutional Shares
 Net Assets...........................................            $ 91,774,513
 Shares outstanding...................................               9,627,775
 Offering and redemption price per share..............            $       9.53
                                                                  ============

---------
* Redemption price per share varies by length of time shares are held. Statement of Operations

                                            For the year ended December 31, 1999

Investment Income:
Interest income.........................................          $ 5,709,941
Dividend income.........................................              272,518
Income from securities lending..........................                1,015
                                                                  -----------
 Total Investment Income................................            5,983,474
Expenses:
Investment advisory fees................................ $461,188
Administration fees.....................................  138,357
Distribution fees -- Class A Shares.....................    8,408
Distribution fees -- Class B Shares.....................   10,008
Shareholder servicing fees -- Class A Shares............    5,045
Shareholder servicing fees -- Class B Shares............    3,336
Shareholder servicing fees -- Institutional Shares......  131,311
Custodian fees..........................................   25,771
Accounting fees.........................................   29,225
Transfer agent fees.....................................   46,459
Directors' fees.........................................    2,280
Other fees..............................................   80,305
                                                         --------
 Total expenses before voluntary fee
  reductions/reimbursements.............................              941,693
 Expenses voluntarily reduced/reimbursed................               (9,365)
                                                                  -----------
 Net expenses...........................................              932,328
                                                                  -----------
Net Investment Income...................................            5,051,146
                                                                  -----------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment
 transactions...........................................             (561,356)
Net change in unrealized appreciation (depreciation)
 from investments.......................................           (7,267,556)
                                                                  -----------
Net realized/unrealized gains (losses) from
 investments............................................           (7,828,912)
                                                                  -----------
Change in net assets resulting from operations..........          $(2,777,766)
                                                                  ===========

                       See notes to financial statements

ISG FUNDS
Income Fund

 Statements of Changes in Net Assets

                                                    Year Ended    Year Ended
                                                   December 31,  December 31,
                                                       1999          1998
                                                   ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................ $ 5,051,146   $ 4,260,780
 Net realized gains (losses) from investment
  transactions....................................    (561,356)    1,166,328
 Net change in unrealized appreciation
  (depreciation) from investments.................  (7,267,556)    1,069,978
                                                   -----------   -----------
Change in net assets resulting from operations....  (2,777,766)    6,497,086
                                                   -----------   -----------
Distributions to Class A Shareholders:
 From net investment income.......................    (176,084)      (66,097)
 From net realized gains on investment
  transactions....................................          --       (37,753)
 In excess of net realized gains..................          --          (571)
Distributions to Class B Shareholders:
 From net investment income.......................     (61,754)      (29,251)(a)
 From net realized gains on investment
  transactions....................................          --       (17,873)(a)
 In excess of net realized gains..................          --          (271)(a)
Distributions to Institutional Shareholders:
 From net investment income.......................  (4,813,308)   (4,165,432)
 From net realized gains on investment
  transactions....................................          --    (1,110,702)
 In excess of net realized gains..................          --       (16,809)
                                                   -----------   -----------
Change in net assets from shareholder
 distributions....................................  (5,051,146)   (5,444,759)
                                                   -----------   -----------
Change in net assets from capital transactions....  21,972,888     8,832,471
                                                   -----------   -----------
Change in net assets..............................  14,143,976     9,884,798
Net Assets:
 Beginning of period..............................  81,970,472    72,085,674
                                                   -----------   -----------
 End of period.................................... $96,114,448   $81,970,472
                                                   ===========   ===========

---------
(a) For the period from February 4, 1998 (commencement of operations) through December 31, 1998.
                       See notes to financial statements

ISG FUNDS
Income Fund

 Financial Highlights, Class A Shares

                             Year Ended   Year Ended   Year Ended  Period Ended
                            December 31, December 31, December 31, December 31,
                                1999         1998         1997       1996 (a)
                            ------------ ------------ ------------ ------------
Net Asset Value, Beginning
 of Period................     $10.39       $10.25       $10.00      $ 10.00
                               ------       ------       ------      -------
Investment Activities
 Net investment income
  (loss)..................       0.52         0.54         0.58         0.40
 Net realized and
  unrealized gains
  (losses) from
  investments.............      (0.85)        0.29         0.26           --
                               ------       ------       ------      -------
 Total from Investment
  Activities..............      (0.33)        0.83         0.84         0.40
                               ------       ------       ------      -------
Distributions
 Net investment income....      (0.52)       (0.54)       (0.59)       (0.40)
 Net realized gains.......         --        (0.14)          --           --
 In excess of net realized
  gains...................         --        (0.01)          --           --
                               ------       ------       ------      -------
 Total Distributions......      (0.52)       (0.69)       (0.59)       (0.40)
                               ------       ------       ------      -------
Net change in asset
 value....................      (0.85)        0.14         0.25           --
                               ------       ------       ------      -------
Net Asset Value, End of
 Period...................     $ 9.54       $10.39       $10.25      $ 10.00
                               ======       ======       ======      =======
Total Return (excludes
 sales charge)............      (3.24)%       8.28%        8.66%        4.12%(b)
Ratios/Supplementary Data:
Net Assets at end of
 period (000).............     $3,067       $2,624       $   95      $38,815
Ratio of expenses to
 average net assets.......       1.24%        1.24%        0.87%        1.13%(c)
Ratio of net investment
 income to average net
 assets...................       5.23%        5.07%        5.74%        5.37%(c)
Ratio of expenses to
 average net assets*......       1.25%        1.24%        1.12%        1.32%(c)
Portfolio turnover**......         38%          42%          56%          65%

* During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from April 1, 1996 (commencement of operations) through December 31, 1996.
(b) Not annualized.
(c) Annualized.

 Financial Highlights, Class B Shares

                                                      Year Ended  Period Ended
                                                     December 31, December 31,
                                                         1999       1998 (a)
                                                     ------------ ------------
Net Asset Value, Beginning of Period................    $10.38       $10.32
                                                        ------       ------
Investment Activities
 Net investment income (loss).......................      0.46         0.43
 Net realized and unrealized gains (losses) from
  investments.......................................     (0.85)        0.21
                                                        ------       ------
 Total from Investment Activities...................     (0.39)        0.64
                                                        ------       ------
Distributions
 Net investment income..............................     (0.46)       (0.43)
 Net realized gains.................................        --        (0.14)
 In excess of net realized gains....................        --        (0.01)
                                                        ------       ------
 Total Distributions................................     (0.46)       (0.58)
                                                        ------       ------
Net change in asset value...........................     (0.85)        0.06
                                                        ------       ------
Net Asset Value, End of Period......................    $ 9.53       $10.38
                                                        ======       ======
Total Return (excludes redemption charge)...........     (3.83)%       6.30%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)...................    $1,273       $1,241
Ratio of expenses to average net assets.............      1.84%        1.98%(c)
Ratio of net investment income to average net
 assets.............................................      4.63%        4.29%(c)
Ratio of expenses to average net assets*............      1.85%         (d)
Portfolio turnover**................................        38%          42%

* During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 4, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.
(d) There were no fee reductions in this period.
                       See notes to financial statements

ISG FUNDS
Income Fund

 Financial Highlights, Institutional Shares

                                         Year Ended   Year Ended  Period Ended
                                        December 31, December 31, December 31,
                                            1999         1998       1997 (a)
                                        ------------ ------------ ------------
Net Asset Value, Beginning of Period...   $ 10.39      $ 10.25      $ 10.16
                                          -------      -------      -------
Investment Activities
 Net investment income (loss)..........      0.54         0.56         0.16
 Net realized and unrealized gains
  (losses) from investments............     (0.86)        0.29         0.09
                                          -------      -------      -------
 Total from Investment Activities......     (0.32)        0.85         0.25
                                          -------      -------      -------
Distributions
 Net investment income.................     (0.54)       (0.56)       (0.16)
 Net realized gains....................       --         (0.14)         --
 In excess of net realized gains.......       --         (0.01)         --
                                          -------      -------      -------
 Total Distributions...................     (0.54)       (0.71)       (0.16)
                                          -------      -------      -------
Net change in asset value..............     (0.86)        0.14         0.09
                                          -------      -------      -------
Net Asset Value, End of Period.........   $  9.53      $ 10.39      $ 10.25
                                          =======      =======      =======
Total Return...........................    (3.10)%        8.55%        2.45%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)......   $91,775      $78,105      $71,991
Ratio of expenses to average net
 assets................................      0.99%        0.97%        0.60%(c)
Ratio of net investment income to
 average net assets....................      5.50%        5.41%        6.28%(c)
Ratio of expenses to average net
 assets*...............................      1.00%        0.98%        0.92%(c)
Portfolio turnover**...................        38%          42%          56%

* During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

               Robert Rinner,
               CFA -- Equity Team Leader
               Portfolio Manager
               ISG Equity Income Fund
[PHOTO]

-------------------------------------------------------------------------------
 Investment Goal
 The Fund seeks to provide investors with current income and capital appreciation. The Fund invests primarily in dividend-paying equity securities of domestic issuers that are expected to provide reasonable income and may have capital appreciation potential.
-------------------------------------------------------------------------------

Q. How did the Fund perform during the period?

A. For the 12 months ended December 31, 1999, the Fund's total return was 3.77% (Class A Shares at NAV).+ In comparison, the Lipper Equity Income Index/1/ rose 4.19%, and the Standard & Poor's 500 Index produced a 21.03% return.

Q. What factors affected your performance?

A. For most of 1999, technology was king; only during the April-July period did the cyclical and value issues that complement our investment approach show any muscle. Consequently, although we performed very well in our category, we could not match the robust returns posted by a large-cap index such as the S&P 500 or the tech-heavy Nasdaq./2/

That is not to say we did not have a technology presence in the portfolio. Some of our key performers, especially in the latter half of the period, were in the technology and telecommunications sectors. Motorola (1.86% of the Fund's net assets) and Telefonos de Mexico (0.80%) contributed significantly to our performance. Other diverse winners included Colgate Palmolive (1.00%), McGraw-Hill (1.25%) and Citigroup (2.36%). Citigroup prospered despite a rising interest-rate environment that was generally inhospitable to financial stocks.*

This points to another challenge we faced. Higher interest rates traditionally have a negative impact on stocks that produce income or dividends, such as utilities and financials. As a true equity income fund, we mostly focus on companies that generate above-average dividend income; our shareholders expect us to invest in high-quality, stable companies that grow their dividends.

Q. In what other sectors did you invest during the year?

A. We retained some positions in REITS, which provided excellent dividend income. We also had moderate exposure to the energy sector. One of our holdings, Sonat--a utility name that overlapped with energy--was bought out by El Paso Group (0.66%), which generated a handsome profit. We also held such names as Duke Energy (2.20%) and Williams Companies (1.04%). However, overall, traditional utilities in the gas and electric areas did not fare well in 1999.*

Of course, REITS and utilities, in particular, provided dividend income that was substantially higher than the overall markets. As of December 31, 1999, the Fund's yield was 2.4%, versus just 1.1% for the S&P 500.*

Q. What is your outlook for 2000?

A. Interest rates had such a negative effect on the Fund's holdings in 1999, and we are still not out of the woods; yields have been rising sharply in the first few weeks of 2000, and it is widely expected that the Federal Reserve will raise short- term rates at least once in the next couple of months. However, we do believe interest rates could turn down later in the year, which should help many of the stocks we own.

---------
+ Including the 4.75% sales load, the Fund's return was -1.14% for the period. /1/The Lipper Equity Income Fund Index is an index of managed funds that seek relatively high current income and growth of income through investing 60% or more of assets in equities.
/2/The NASDAQ Composite Index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as the National Market System-traded foreign common stocks and American Depository Receipts.
* The Fund's portfolio composition is subject to change.
Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                            ISG Equity Income Fund
                     Performance (as of December 31, 1999)

-------------------------------------------------------------------------------

                                    [CHART]


                                Class A Shares

                Equity Income Fund   Equity Income Fund          S&P 500
                with Sales Charge    without Sales Charge      Stock Index

     1989            9,525                 10,000                 10,000
     1990            9,505                  9,980                  9,683
     1991           11,615                 12,195                 12,641
     1992           11,931                 12,526                 13,610
     1993           13,114                 13,768                 14,970
     1994           12,286                 12,899                 15,166
     1995           18,112                 16,915                 20,842
     1996           18,478                 19,400                 25,651
     1997           24,494                 25,716                 34,209
     1998           29,261                 30,720                 43,987
     1999           30,365                 31,880                 53,244


                                    [CHART]


                                Class B Shares


                               Equity                  S&P 500
                             Income Fund             Stock Index

                1989           10,000                   10,000
                1990            9,980                    9,683
                1991           12,195                   12,641
                1992           12,528                   13,810
                1993           13,768                   14,970
                1994           12,899                   15,166
                1995           16,915                   20,842
                1996           19,400                   25,651
                1997           25,718                   34,209
                1998           30,546                   43,987
                1999           31,516                   53,244

 The Class B contingent deferred
 sales charge (CDSC) is not
 included in the above graph,
 since the performance is for more
 than 6 years and the CDSC would
 no longer apply.

                                    [CHART]


                             Institutional Shares

                           Equity Income Fund     S&P 500 Stock Index

               1989              10,000                  10,000
               1990               9,980                   9,683
               1991              12,195                  12,641
               1992              12,526                  13,610
               1993              13,768                  14,970
               1994              12,899                  15,166
               1995              16,915                  20,842
               1996              19,400                  25,651
               1997              25,718                  34,209
               1998              30,790                  43,987
               1999              32,062                  53,244


                                                             Average Annual
                                                              Total Return
                                                        ------------------------
                                                        Without Sales With Sales
                                                           Charge      Charge*
Class A Shares                                          ------------- ----------
1-Year.................................................     3.77%       -1.14%
5-Year.................................................    19.84%       18.68%
10-Year................................................    12.29%       11.75%

*Reflects the maximum sales charge of 4.75%.

                                                             Average Annual
                                                              Total Return
                                                        ------------------------
                                                        Without CDSC With CDSC**
Class B Shares                                          ------------ -----------
1-Year.................................................     3.18%       0.37%
5-Year.................................................    19.56%      19.47%
10-Year................................................    12.16%      12.16%

**Reflects the applicable contingent deferred sales charge (maximum 4.00%).

The data for Class B Shares primarily represents the results of the Class A Shares. Actual Class B Shares average annual total return and hypothetical growth results would have been lower. See notes below.

                                                                  Average Annual
                                                                   Total Return
Institutional Shares                                              --------------
1-Year...........................................................      4.13%
5-Year...........................................................     19.97%
10-Year..........................................................     12.36%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

Performance for the Class B Shares, which commenced operations on 2/3/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The Institutional Share class was initially offered on 10/3/97 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

The ISG Equity Income Fund commenced operations on 2/28/97 through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts performance may have been adversely affected. The performance also reflects reinvestment of dividends and capital gain distributions.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, a broad measure of stock market as a whole. The index is unmanaged and does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                             ISG Equity Income Fund
                           (as of December 31, 1999)

--------------------------------------------------------------------------------

                                    [CHART]



                                Sector Profile*

                      Capital Goods and Industry    14.5%
                      Consumer Cyclicals             6.1%
                      Capital Goods and Technology  11.9%
                      Health Care                    4.4%
                      Energy                         6.6%
                      Consumer Services              5.1%
                      Cash and Cash Equivalents      4.2%
                      Utilities/Telecommunications  17.3%
                      Consumer Staples               7.9%
                      Financial Services            16.0%
                      Transportation                 0.5%
                      S&P Depository Receipts        1.5%
                      Basic Materials                4.0%



                            Top 10 Equity Holdings*

                                                                 Percent of
                                                             Total Investments**
                                                             -------------------
      1. Exxon Mobile Corp. ...............................         3.2%
      2. Automatic Data Processing.........................         2.8%
      3. Citigroup, Inc. ..................................         2.4%
      4. GTE...............................................         2.3%
      5. Electronic Data Systems...........................         2.2%
      6. Duke Energy Corp. ................................         2.2%
      7. AT&T Corp. .......................................         2.2%
      8. General Electric Co. .............................         2.1%
      9. Mellon Financial Corp. ...........................         2.1%
     10. Mead Corp. .......................................         2.1%

   * The Fund's portfolio composition is subject to change.
  ** Total investments excluding short-term securities held as collateral.

ISG FUNDS                                      Schedule of Portfolio Investments
Equity Income Fund                                             December 31, 1999

 Common Stocks (83.8%)

                                                         Shares or     Market
                                                         Principal     Value
                                                           Amount     (Note 2)
                                                         ---------- ------------
Aerospace & Military Technology (1.2%)
United Technologies Corp ...............................     16,600 $  1,079,000
                                                                    ------------
Automobiles (1.5%)
Ford Motor Co. .........................................     26,000    1,389,375
                                                                    ------------
Banking (6.0%)
Bank of America Corp. ..................................      5,000      250,938
First Tennessee National Corp. .........................     25,000      712,500
Mellon Financial Corp...................................     55,500    1,890,468
Wachovia Corp. .........................................     16,000    1,088,000
Wells Fargo & Co. ......................................     38,600    1,560,887
                                                                    ------------
                                                                       5,502,793
                                                                    ------------
Beverages (1.0%)
PepsiCo, Inc............................................     25,500      898,875
                                                                    ------------
Business Equipment & Services (3.4%)
Electronic Data Systems Corp............................     30,000    2,008,125
Pitney Bowes, Inc.......................................     22,000    1,062,875
                                                                    ------------
                                                                       3,071,000
                                                                    ------------
Chemicals (0.9%)
Du Pont (E.I.) de Nemours & Co..........................     12,500      823,438
                                                                    ------------
Cosmetics & Toiletries (1.4%)
Colgate-Palmolive Co. ..................................     14,000      910,000
Unilever................................................      7,500      408,281
                                                                    ------------
                                                                       1,318,281
                                                                    ------------
Data Processing (2.7%)
Automatic Data Processing, Inc..........................     46,200    2,489,025
                                                                    ------------
Electrical Equipment (4.8%)
Emerson Electric........................................     26,400    1,514,700
General Electric Co. ...................................     12,500    1,934,374
Honeywell International, Inc. ..........................     15,875      915,789
                                                                    ------------
                                                                       4,364,863
                                                                    ------------
Electronic Components (0.5%)
Texas Instruments, Inc. ................................      4,500      435,938
                                                                    ------------
Financial Services (5.2%)
American Express Co. ...................................      5,500      914,375
Citigroup, Inc. ........................................     38,750    2,153,046
Fannie Mae..............................................     26,400    1,648,350
                                                                    ------------
                                                                       4,715,771
                                                                    ------------
Food & Related (2.8%)
Bestfoods...............................................     21,000    1,103,813
Heinz (H.J.) Co.........................................     36,500    1,453,156
                                                                    ------------
                                                                       2,556,969
                                                                    ------------
Health Care--Drugs (4.5%)
Bristol Myers Squibb Co.................................     16,300    1,046,255
Merck & Co., Inc........................................     21,000    1,408,312
Pharmacia & Upjohn, Inc.................................      4,000      180,000
Schering-Plough Corp....................................     13,000      548,438
Warner-Lambert Co.......................................     11,000      901,313
                                                                    ------------
                                                                       4,084,318
                                                                    ------------
Household--General Products (1.7%)
Procter & Gamble Co. ...................................     14,000    1,533,875
                                                                    ------------

 Common Stocks, continued

                                                         Shares or     Market
                                                         Principal     Value
                                                           Amount     (Note 2)
                                                         ---------- ------------
Industrial Goods & Services (1.7%)
Hewlett-Packard Co. ....................................      6,300 $    717,806
IBM Corp. ..............................................      8,000      864,000
                                                                    ------------
                                                                       1,581,806
                                                                    ------------
Insurance (0.7%)
Torchmark Corp..........................................     21,000      610,313
                                                                    ------------
Machinery & Equipment (1.6%)
Deere & Co..............................................     33,000    1,431,375
                                                                    ------------
Manufacturing (1.9%)
Minnesota Mining & Manufacturing Co.....................     17,500    1,712,813
                                                                    ------------
Oil & Gas Exploration & Production (7.3%)
Conoco, Inc., Class A...................................     58,000    1,435,500
Enron Corp..............................................     29,000    1,286,875
Exxon Mobil Corp........................................     35,542    2,863,352
Royal Dutch Petroleum...................................     16,300      985,131
                                                                    ------------
                                                                       6,570,858
                                                                    ------------
Paper and Forest (2.0%)
Mead Corp...............................................     42,500    1,846,094
                                                                    ------------
Petroleum--Services (1.7%)
El Paso Energy Corp.....................................     15,500      601,594
Halliburton Co..........................................     24,000      966,000
                                                                    ------------
                                                                       1,567,594
                                                                    ------------
Publishing (2.6%)
Gannett Co., Inc........................................     15,600    1,272,375
McGraw-Hill, Inc. ......................................     18,500    1,140,063
                                                                    ------------
                                                                       2,412,438
                                                                    ------------
Real Estate Investment Trust (3.1%)
Equity Residential Property.............................     38,000    1,622,125
Post Properties.........................................     30,500    1,166,625
                                                                    ------------
                                                                       2,788,750
                                                                    ------------
Retail (5.3%)
Dayton Hudson Corp. ....................................     13,000      954,688
Dollar General Stores...................................     16,000      364,000
Dollar General Stores STRYPES Trust.....................     19,000      686,375
McDonald's Corp. .......................................     36,500    1,471,406
Wal-Mart Stores, Inc. ..................................     20,000    1,382,500
                                                                    ------------
                                                                       4,858,969
                                                                    ------------
Telecommunications (3.3%)
BCE, Inc. ..............................................     15,000    1,352,813
Motorola, Inc. .........................................     11,500    1,693,375
                                                                    ------------
                                                                       3,046,188
                                                                    ------------
Transportation (0.6%)
CSX Corp. ..............................................     18,000      564,750
                                                                    ------------
Utilities (1.3%)
NiSource, Inc. .........................................     31,000      554,125
Sierra Pacific Resources................................     38,880      673,110
                                                                    ------------
                                                                       1,227,235
                                                                    ------------
Utilities-Electric (2.2%)
Duke Energy Corp. ......................................     40,000    2,005,000
                                                                    ------------

                                   Continued

ISG FUNDS                                      Schedule of Portfolio Investments
Equity Income Fund                                             December 31, 1999

 Common Stocks, continued

                                                        Shares or     Market
                                                        Principal     Value
                                                          Amount     (Note 2)
                                                        ---------- ------------
Utilities-Gas & Pipeline (2.1%)
The Williams Cos., Inc.................................     31,000 $    947,438
Washington Gas Light Co................................     34,000      935,000
                                                                   ------------
                                                                      1,882,438
                                                                   ------------
Utilities-Telephone (7.7%)
AT&T Corp..............................................     38,750    1,966,562
GTE Corp...............................................     29,000    2,046,312
SBC Communications, Inc................................     27,000    1,316,250
Sprint Corp............................................     12,500      841,406
Telefonos de Mexico SA, Class L, ADR...................      6,500      731,250
                                                                   ------------
                                                                      6,901,780
                                                                   ------------
Wholesale (1.1%)
Sysco Corp.............................................     26,000    1,028,625
                                                                   ------------
TOTAL COMMON STOCKS (Cost $69,658,137).................              76,300,547
                                                                   ------------

 Convertible Preferred Stocks (5.9%)

Containers & Packaging (1.1%)
Sealed Air Corp., 4/1/18...............................     20,500    1,035,250
                                                                   ------------
Financial Services (1.3%)
Lincoln National Corp., 7.75%, 8/16/01.................     52,500    1,155,000
                                                                   ------------
Industrial Goods & Services (1.5%)
Ingersoll-Rand Co., 6.75%, 12/31/49....................     54,200    1,382,099
                                                                   ------------
Pharmaceuticals (1.2%)
Monsanto Co., (ACES) 6.50%, 11/30/03...................     32,500    1,076,563
                                                                   ------------
Utilities (0.8%)
Texas Utilities, 9.25%.................................     16,500      719,813
                                                                   ------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,838,803)...               5,368,725
                                                                   ------------

 Convertible Bonds (2.7%)

Electronics (1.2%)
Solectron Corp., 0.00%, 1/27/19, Callable 1/27/03 @
 53.06, Convertible to 7.4720 Shares Per 1000, Until
 1/27/19............................................... $1,400,000    1,051,750
                                                                   ------------
Industrial Goods & Services (0.5%)
EMC Corp., 3.25%, 3/15/02, Callable 3/15/00 @ 101.3,
 Convertible to 88.2807 Shares Per 1000, Until
 3/15/02...............................................     50,000      482,625
                                                                   ------------
Telecommunications (1.0%)
Clear Channel Communications, 2.63%, 4/1/03, Callable
 4/1/01 @ 101.05, Convertible to 16.1421 Shares Per
 1000, Until 4/1/03....................................    600,000      887,250
                                                                   ------------
TOTAL CONVERTIBLE BONDS (Cost $2,060,980)..............               2,421,625
                                                                   ------------

 Corporate Bonds (1.3%)

                                                       Shares or     Market
                                                       Principal     Value
                                                         Amount     (Note 2)
                                                       ---------- ------------
Retail (1.3%)
Wal-Mart Stores, 6.88%, 8/10/09....................... $1,250,000 $  1,217,188
                                                                  ------------
TOTAL CORPORATE BONDS (Cost $1,243,628)...............               1,217,188
                                                                  ------------

 Investment Companies (5.5%)

AIM Liquid Assets Money Market Fund...................     73,163       73,163
ISG Prime Money Market Fund...........................  3,505,040    3,505,040
S&P 500 Depository Receipt............................      9,800    1,439,375
                                                                  ------------
TOTAL INVESTMENT COMPANIES
 (Cost $4,891,752)....................................               5,017,578
                                                                  ------------

 Cash Equivalents (0.0%)

Bank of New York Cash Reserve......................... $    1,025        1,025
                                                                  ------------
TOTAL CASH EQUIVALENTS (Cost $1,025)..................                   1,025
                                                                  ------------
 Short-Term Securities+ (23.5%)
Commercial Paper (19.1%)
Asset Backed--Miscellaneous (2.1%)
Enterprise Funding Corp., 5.95%, 1/13/00..............    362,089      358,558
Falcon Asset Securitization Corp., 6.10%, 1/24/00.....    572,744      563,524
Preferred Receivables Funding Corp., 6.05%, 1/10/00...    324,746      321,089
Receivables Capital Corp., 6.07%, 1/28/00.............    655,849      645,565
                                                                  ------------
                                                                     1,888,736
                                                                  ------------
Finanacial Services (8.2%)
Golden Funding Corp., 6.10%, 1/28/00..................  1,374,585    1,353,337
Liberty Street Funding Corp., 6.07%--6.13%, 1/31/00--
 2/17/00..............................................  1,002,302      984,368
Moat Funding Corp., 5.98%--6.07%, 1/14/00--2/11/00....  1,558,894    1,537,123
Orix Corp., 6.47%--6.50%, 1/10/00--1/14/00............  2,426,315    2,399,855
Superior Funding Corp., 6.00%--6.14%, 1/18/00--
 1/31/00..............................................  1,168,541    1,152,954
                                                                  ------------
                                                                     7,427,637
                                                                  ------------
Miscellaneous (8.8%)
ConAgra, Inc., 6.25%--6.33%, 1/18/00--2/4/00..........  2,144,640    2,121,828
MCI WorldCom, 6.11%, 1/18/00..........................    429,558      425,038
Moriarity, 12.75%, 1/4/00.............................  2,863,720    2,859,663
Norfolk Southern Corp., 6.30%, 1/14/00................  1,145,488    1,133,460
Tyco International, Ltd., 6.43%--6.65%, 1/10/00--
 1/31/00..............................................  1,575,046    1,557,778
                                                                  ------------
                                                                     8,097,767
                                                                  ------------
Total Commercial Paper................................              17,414,140
                                                                  ------------

                                   Continued

ISG FUNDS                                      Schedule of Portfolio Investments
Equity Income Fund                                             December 31, 1999

 Short-Term Securities+, continued

                                                          Shares or    Market
                                                          Principal    Value
                                                            Amount    (Note 2)
                                                          ---------- ----------
Floating Rate Notes (1.5%)
Finanacial Services (1.0%)
General Motors Acceptance Corp., 4.49%*, 11/13/00........ $  343,646 $  343,646
KeyCorp, 6.42%*, 10/23/00................................    286,372    286,372
Textron Financial Corp., 5.92%*, 5/12/00.................    286,372    286,203
                                                                     ----------
                                                                        916,221
                                                                     ----------
Miscellaneous (0.5%)
Tyco International, Ltd., 6.72%*, 9/5/00.................    429,558    429,452
                                                                     ----------
Total Floating Rate Notes................................             1,345,673
                                                                     ----------
Investment Companies (2.9%)
AIM Liquid Asset Money Market Fund.......................  2,672,188  2,672,188
                                                                     ----------
TOTAL SHORT-TERM SECURITIES
 (Cost $21,432,001)......................................            21,432,001
                                                                     ----------

                                                                      Market
                                                                      Value
                                                                     (Note 2)
                                                                   ------------
TOTAL INVESTMENTS (Cost $105,126,326) (a) -- (122.7%)              $111,758,689
Liabilities in excess of other
 assets -- (-22.7%)..........................................       (20,686,169)
                                                                   ------------
TOTAL NET ASSETS -- (100.0%) .                                     $ 91,072,520
                                                                   ============

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $384,551. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.....................................     $10,639,327
   Unrealized depreciation.....................................      (4,391,515)
                                                                --- -----------
   Net unrealized appreciation.................................     $ 6,247,812
                                                                === ===========

* Variable rate security. Rate represents rate in effect at December 31, 1999. + Represents securities purchased with cash collateral received on loaned securities.
ACES -- Adjustable Conversion-Rate Equity Security Units
ADR -- American Depository Receipt
STRYPES -- Structured Yield Product Exchangeable for Stock
                       See notes to financial statements

ISG FUNDS
Equity Income Fund

 Statement of Assets and Liabilities

                                                               December 31, 1999

Assets:
Investments, at value (cost $105,126,326)............             $111,758,689
Cash.................................................                   71,593
Interest and dividends receivable....................                  185,880
Receivable for capital shares issued.................                   11,320
Receivable for investments sold......................                  944,068
Receivable from investment adviser...................                    1,943
Deferred organization costs..........................                    2,068
Prepaid expenses and other assets....................                   18,258
                                                                  ------------
 Total Assets........................................              112,993,819
Liabilities:
Payable for return of collateral held for securities
 on loan............................................. $21,503,594
Distributions payable................................      87,593
Payable for investments purchased....................     229,230
Payable for capital shares redeemed..................       6,202
Accrued expenses and other payables:
 Investment advisory fees............................      50,335
 Administration fees.................................       1,497
 Distribution fees...................................      18,212
 Other...............................................      24,636
                                                      -----------
 Total Liabilities...................................               21,921,299
                                                                  ------------
Net Assets:
Capital..............................................               84,659,225
Undistributed (distributions in excess of) net
 investment income...................................                    9,464
Undistributed (distributions in excess of) net
 realized gains......................................                 (228,532)
Net unrealized appreciation (depreciation) from
 investments.........................................                6,632,363
                                                                  ------------
Net Assets...........................................             $ 91,072,520
                                                                  ============
Class A Shares
 Net Assets..........................................             $  5,655,679
 Shares outstanding..................................                  601,082
 Redemption price per share..........................             $       9.41
                                                                  ============
Class A Shares -- Maximum Sales Charge...............                     4.75%
                                                                  ------------
 Maximum Offering Price Per Share (100%/(100% --
   Maximum Sales Charge) of net asset value adjusted
  to the nearest cent)...............................             $       9.88
                                                                  ============
Class B Shares
 Net Assets..........................................             $  7,494,858
 Shares outstanding..................................                  797,100
 Offering price per share*...........................             $       9.40
                                                                  ============
Institutional Shares
 Net Assets..........................................             $ 77,921,983
 Shares outstanding..................................                8,275,700
 Offering and redemption price per share.............             $       9.42
                                                                  ============

---------
* Redemption price per share varies by length of time shares are held.

 Statement of Operations

                                            For the year ended December 31, 1999

Investment Income:
Interest income.........................................          $    87,941
Dividend income.........................................            2,229,853
Income from securities lending..........................               74,592
Foreign withholding tax expense.........................               (4,137)
                                                                  -----------
 Total Investment Income................................            2,388,249
Expenses:
Investment advisory fees................................ $585,925
Administration fees.....................................  135,214
Distribution fees -- Class A Shares.....................   13,508
Distribution fees -- Class B Shares.....................   50,562
Shareholder servicing fees -- Class A Shares............    8,105
Shareholder servicing fees -- Class B Shares............   16,854
Shareholder servicing fees -- Institutional Shares......  116,997
Custodian fees..........................................   27,840
Accounting fees.........................................   25,745
Transfer agent fees.....................................   73,493
Directors' fees.........................................    2,175
Other fees..............................................   79,745
                                                         --------
 Total expenses before voluntary fee
  reductions/reimbursements.............................            1,136,163
 Expenses voluntarily reduced/reimbursed................              (12,160)
                                                                  -----------
 Net expenses...........................................            1,124,003
                                                                  -----------
Net Investment Income...................................            1,264,246
                                                                  -----------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment
 transactions...........................................            3,671,328
Net change in unrealized appreciation (depreciation)
 from investments.......................................           (1,445,465)
                                                                  -----------
Net realized/unrealized gains (losses) from
 investments............................................            2,225,863
                                                                  -----------
Change in net assets resulting from operations..........          $ 3,490,109
                                                                  ===========

                       See notes to financial statements

ISG FUNDS
Equity Income Fund

 Statements of Changes in Net Assets

                                                   Year Ended    Year Ended
                                                  December 31,  December 31,
                                                      1999          1998
                                                  ------------  ------------
From Investment Activities:
Operations:
 Net investment income........................... $ 1,264,246   $    856,254
 Net realized gains (losses) from investment
  transactions...................................   3,671,328     17,445,684
 Net change in unrealized appreciation
  (depreciation) from investments................  (1,445,465)    (4,356,815)
                                                  -----------   ------------
Change in net assets resulting from operations...   3,490,109     13,945,123
                                                  -----------   ------------
Distributions to Class A Shareholders:
 From net investment income......................     (67,866)       (17,468)
 In excess of net investment income..............        (130)            --
 From net realized gains on investment
  transactions...................................    (509,543)      (643,995)
 In excess of net realized gains.................     (13,745)            --
Distributions to Class B Shareholders:
 From net investment income......................     (45,378)        (4,921)(a)
 In excess of net investment income..............         (87)            --
 From net realized gains on investment
  transactions...................................    (663,995)      (657,287)(a)
 In excess of net realized gains.................     (17,911)            --
Distributions to Institutional Shareholders:
 From net investment income......................  (1,151,002)      (833,860)
 In excess of net investment income..............      (2,197)            --
 From net realized gains on investment
  transactions...................................  (6,791,866)   (14,249,617)
 In excess of net realized gains.................    (183,209)            --
                                                  -----------   ------------
Change in net assets from shareholder
 distributions...................................  (9,446,929)   (16,407,148)
                                                  -----------   ------------
Change in net assets from capital transactions...  13,340,463     17,813,222
                                                  -----------   ------------
Change in net assets.............................   7,383,643     15,351,197
Net Assets:
 Beginning of period.............................  83,688,877     68,337,680
                                                  -----------   ------------
 End of period................................... $91,072,520   $ 83,688,877
                                                  ===========   ============

---------
(a) For the period from February 3, 1998 (commencement of operations) through December 31, 1998.
                       See notes to financial statements

ISG FUNDS
Equity Income Fund

 Financial Highlights, Class A Shares

                                         Year Ended   Year Ended  Period Ended
                                        December 31, December 31, December 31,
                                            1999         1998       1997 (a)
                                        ------------ ------------ ------------
Net Asset Value, Beginning of Period...    $10.05       $10.37       $10.00
                                           ------       ------       ------
Investment Activities
 Net investment income (loss)..........      0.12         0.10         0.65
 Net realized and unrealized gains
  (losses) from investments............      0.25         1.81         1.71
                                           ------       ------       ------
 Total from Investment Activities......      0.37         1.91         2.36
                                           ------       ------       ------
Distributions
 Net investment income.................     (0.12)       (0.10)       (0.19)
 Net realized gains....................     (0.87)       (2.13)       (1.80)
 In excess of net realized gains.......     (0.02)          --           --
                                           ------       ------       ------
 Total Distributions...................     (1.01)       (2.23)       (1.99)
                                           ------       ------       ------
Net change in asset value..............     (0.64)       (0.32)        0.37
                                           ------       ------       ------
Net Asset Value, End of Period.........    $ 9.41       $10.05       $10.37
                                           ======       ======       ======
Total Return (excludes sales charge)...      3.77%       19.46%       24.20%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)......    $5,656       $3,658       $  388
Ratio of expenses to average net
 assets................................      1.42%        1.45%        1.06%(c)
Ratio of net investment income to
 average net assets....................      1.25%        0.86%        2.11%(c)
Ratio of expenses to average net
 assets*...............................      1.43%        1.45%        1.31%(c)
Portfolio turnover**...................       126%         159%          86%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.
(b) Not annualized.
(c)  Annualized.

 Financial Highlights, Class B Shares

                                                      Year Ended  Period Ended
                                                     December 31, December 31,
                                                         1999       1998 (a)
                                                     ------------ ------------
Net Asset Value, Beginning of Period................    $10.04       $10.63
                                                        ------       ------
Investment Activities
 Net investment income (loss).......................      0.06         0.04
 Net realized and unrealized gains (losses) from
  investments.......................................      0.26         1.54
                                                        ------       ------
 Total from Investment Activities...................      0.32         1.58
                                                        ------       ------
Distributions
 Net investment income..............................     (0.07)       (0.04)
 Net realized gains.................................     (0.87)       (2.13)
 In excess of net realized gains....................     (0.02)         --
                                                        ------       ------
 Total Distributions................................     (0.96)       (2.17)
                                                        ------       ------
Net change in asset value...........................     (0.64)       (0.59)
                                                        ------       ------
Net Asset Value, End of Period......................    $ 9.40       $10.04
                                                        ======       ======
Total Return (excludes redemption charge)...........      3.18%       15.79%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)...................    $7,495       $4,189
Ratio of expenses to average net assets.............      2.02%        2.20%(c)
Ratio of net investment income to average net
 assets.............................................      0.65%        0.12%(c)
Ratio of expenses to average net assets*............      2.03%          (d)
Portfolio turnover**................................       126%         159%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 3, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.
(d) There were no fee reductions in this period.
                       See notes to financial statements

ISG FUNDS
Equity Income Fund


 Financial Highlights, Institutional Shares

                                         Year Ended   Year Ended  Period Ended
                                        December 31, December 31, December31,
                                            1999         1998       1997 (a)
                                        ------------ ------------ ------------
Net Asset Value, Beginning of Period...   $ 10.05      $ 10.37      $ 11.73
                                          -------      -------      -------
Investment Activities
 Net investment income (loss)..........      0.15         0.13         0.06
 Net realized and unrealized gains
  (losses) from investments............      0.26         1.81         0.44
                                          -------      -------      -------
 Total from Investment Activities......      0.41         1.94         0.50
                                          -------      -------      -------
Distributions
 Net investment income.................     (0.15)       (0.13)       (0.06)
 Net realized gains....................     (0.87)       (2.13)       (1.80)
 In excess of net realized gains.......     (0.02)         --           --
                                          -------      -------      -------
 Total Distributions...................     (1.04)       (2.26)       (1.86)
                                          -------      -------      -------
Net change in asset value..............     (0.63)       (0.32)       (1.36)
                                          -------      -------      -------
Net Asset Value, End of Period.........   $  9.42      $ 10.05      $ 10.37
                                          =======      =======      =======
Total Return...........................      4.13%       19.72%        4.62%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)......   $77,922      $75,842      $67,949
Ratio of expenses to average net
 assets................................      1.17%        1.16%        0.68%(c)
Ratio of net investment income to
 average net assets....................      1.48%        1.14%        2.15%(c)
Ratio of expenses to average net
 assets*...............................      1.18%        1.17%        1.09%(c)
Portfolio turnover**...................       126%         159%          86%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

               Ron Lindquist
[PHOTO]        Portfolio Manager
               ISG Large-Cap Equity Fund

--------------------------------------------------------------------------------

 Investment Goal
 The Fund seeks to provide investors with long-term capital appreciation by investing primarily in large-capitalization stocks (market caps over $1 billion). The Fund's holdings are characterized by higher-than-average return on equity, superior long-term earnings-per-share growth rates and consistent earnings generation. This Fund is suitable for investors who are investing for the long term and are willing to assume the additional risk of investing in growth stocks in return for potentially higher total returns.

--------------------------------------------------------------------------------

Q. How did the Fund perform during the period?

A. For the 12 months ended December 31, 1999, the Fund's total return was 18.85% (Class A Shares at NAV).+ In comparison, the Standard & Poor's 500 Index rose 21.03%.

Q. What factors affected your performance?

A. There appeared to be a great deal of randomness in the market this past year, which presented a number of challenges throughout the period. Our long-term positions in technology served us well throughout the year. On the other hand, our performance was not helped by our long-term holdings in health care, consumer cyclicals and consumer staples; stocks in these economic sectors were left behind in the mania for tech issues. The narrowness that was so pervasive in 1998 was even more pronounced in 1999. If you did not own a handful of large-cap growth stocks, especially in the tech sector, you simply did not perform. Fortunately, we had our share of high-performing names.

As valuations in technology stocks continued to rise higher during the year, we pared back some positions in that sector. Our concern was that they were becoming risky from a short-term market perspective, and were becoming too large a portion of the portfolio. When we sold some holdings and reduced our market risk exposure, we took the proceeds and put them into areas that had been ignored during the market's dramatic rise in the fourth quarter--including the capital goods sector. Some of the securities we acquired were Allied Signal, which turned into Honeywell International (1.43% of the Fund's net assets), Illinois Toolworks (0.84%), McGraw-Hill (0.38%), Interpublic Group (1.08%), TJX (1.02%) and Dollar General Stores (0.57%).*

Q. To what extent did you reduce your exposure to technology?

A. Only modestly. For example, we started the fourth quarter with approximately 29% of the portfolio invested in technology and ended the quarter with roughly the same allocation, despite the fact that our tech holdings grew in value by about 30%.*

Our decision to reduce our commitment to technology was a consequence of our bottom-up investment approach. While we are generally positive about technology, in the long run many of the stocks we held appreciated so quickly in price that they appeared to be overpriced. As a group, they exceeded the amount of market exposure we wanted to add to the portfolio. Therefore, we believe it was prudent of us to trim our exposure in this one sector.

Q. What is your outlook for 2000?

A. The tremendous growth of technology companies makes them, and their expected earnings streams, very attractive. We intend to continue with a strong focus on technology.

Having said that, we must note that we are concerned with the potential damage rising interest rates could have on growth stocks. If rates continue to rise, then, eventually, we will see rates put the brakes on the price-to-earnings multiple expansion that we saw in technology over the last two years. In our opinion, these multiples will begin to contract, and it will be unlikely that we will see anywhere close to the price growth that drove the market higher over the last two years.


---------
+ Including the 4.75% sales load, the Fund's return was 13.22% for the period.
* The Fund's portfolio composition is subject to change.
Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                           ISG Large-Cap Equity Fund
                     Performance (as of December 31, 1999)

--------------------------------------------------------------------------------

                                    [CHART]

                                Class A Shares

             Large-Cap Equity            Large-Cap Equity            S&P 500
          Fund with Sales Charge     Fund without Sales Charge     Stock Index

8/1992            9,525                       10,000                  10,000
12/1992          10,056                       10,559                  10,631
1993             10,619                       11,150                  11,693
1994             10,808                       11,348                  11,846
1995             14,589                       15,319                  16,280
1996             17,161                       18,019                  20,036
1997             23,326                       24,493                  26,721
1998             32,161                       33,769                  34,358
1999             38,222                       40,133                  41,584

                                    [CHART]


                                Class B Shares

                         Large-Cap Equity Fund      S&P 500 Stock Index

              8/1/1992          10,000                    10,000
              1992              10,559                    10,631
              1993              11,150                    11,693
              1994              11,348                    11,846
              1995              15,319                    16,280
              1996              18,019                    20,036
              1997              24,493                    26,721
              1998              33,759                    34,358
              1999              39,761                    41,584

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than 6 years and the CDSC would no longer apply.

                                    [CHART]


                             Institutional Shares

                        Large-Cap Equity Fund     S&P 500 Stock Index

                8/92            10,000                  10,000
                1992            10,559                  10,631
                1993            11,150                  11,693
                1994            11,348                  11,846
                1995            15,319                  16,280
                1996            18,019                  20,036
                1997            24,493                  26,721
                1998            33,759                  34,358
                1999            40,118                  41,584


                                                            Average Annual
                                                             Total Return
                                                       ------------------------
                                                       Without Sales With Sales
                                                          Charge      Charge*
Class A Shares                                         ------------- ----------
1-Year................................................    18.85%       13.22%
5-Year................................................    28.74%       27.50%
Since Inception 8/3/92................................    20.61%       19.82%

*Reflects the maximum sales charge of 4.75%.

                                                            Average Annual
                                                             Total Return
                                                       ------------------------
                                                       Without CDSC With CDSC**
Class B Shares                                         ------------ -----------
1-Year................................................    17.78%      14.78%
5-Year................................................    28.50%      28.43%
Since Inception 8/3/92................................    20.46%      20.46%

**Reflects the applicable contingent deferred sales charge (maximum 4.00%).

The data for Class B Shares primarily represents the results of the Class A Shares. Actual Class B Shares average annual total return and hypothetical growth results would have been lower. See notes below.


                                                                 Average Annual
                                                                  Total Return
Institutional Shares                                             --------------
1-Year..........................................................     18.84%
5-Year..........................................................     28.73%
Since Inception 8/3/92..........................................     20.60%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. The quoted returns reflect the performance from 8/3/92 to 12/14/98 of the DG Equity Fund, an open-end investment company that was the predecessor fund to the ISG Large-Cap Equity Fund.
Performance for the Class B Shares, which commenced operations on 12/15/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.
The Institutional Share class was initially offered on 12/14/98 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.
The Fund's performance is compared to the Standard & Poor's 500 Stock Index, a broad measure of the stock market as a whole. The index is unmanaged and does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                           ISG Large-Cap Equity Fund
                           (as of December 31, 1999)

--------------------------------------------------------------------------------

                                    [CHART]

                                Sector Profile*
                     Health Care                    19.4%
                     Capital Goods and Industry     14.3%
                     Consumer Cyclicals              9.0%
                     Utilities/Telecommunications    1.9%
                     Consumer Services               6.6%
                     Consumer Staples               16.1%
                     Basic Industry                  0.9%
                     Capital Goods and Technology   28.1%
                     Cash & Cash Equivalents         3.7%

                            Top 10 Equity Holdings*

                                                                 Percent of
                                                             Total Investments**
                                                             -------------------
      1. General Electric Co. .............................         3.5%
      2. Home Depot, Inc. .................................         3.2%
      3. Automatic Data Processing ........................         3.0%
      4. Merck & Co. ......................................         2.9%
      5. Microsoft Corp. ..................................         2.9%
      6. Johnson & Johnson ................................         2.9%
      7. Schering Plough Corp. ............................         2.9%
      8. Hewlett Packard Co. ..............................         2.8%
      9. Medtronic, Inc. ..................................         2.7%
     10. IBM Corp. ........................................         2.7%

   * The Fund's portfolio composition is subject to change.
  ** Total investments excluding short-term securities held as collateral.

ISG FUNDS                                      Schedule of Portfolio Investments
Large-Cap Equity Fund                                          December 31, 1999

 Common Stocks (97.2%)

                                                    Shares or      Market
                                                    Principal      Value
                                                     Amount       (Note 2)
                                                   ----------- --------------

Advertising (1.1%)
The Interpublic Group of Companies, Inc...........     150,000 $    8,653,125
                                                               --------------
Beverages (3.3%)
Coca-Cola Co......................................     245,000     14,271,250
PepsiCo, Inc......................................     355,000     12,513,750
                                                               --------------
                                                                   26,785,000
                                                               --------------
Business Equipment & Services (3.3%)
Electronic Data Systems Corp......................     150,000     10,040,625
Pitney Bowes, Inc.................................     335,000     16,184,688
                                                               --------------
                                                                   26,225,313
                                                               --------------
Capital Goods (2.4%)
Dover Corp........................................     420,000     19,057,500
                                                               --------------
Computer Software and Services (2.5%)
BMC Software, Inc. (b)............................      50,000      3,996,875
EMC Corp. (b).....................................     150,000     16,387,500
                                                               --------------
                                                                   20,384,375
                                                               --------------
Consumer Non-Durables (3.7%)
Gillette Co.......................................     260,000     10,708,750
International Flavors and Fragrances, Inc.........     200,000      7,550,000
Philip Morris Cos., Inc...........................     150,000      3,478,125
Sara Lee Corp.....................................     350,000      7,721,875
                                                               --------------
                                                                   29,458,750
                                                               --------------
Consumer Services (1.8%)
Disney (Walt) Co..................................     500,000     14,625,000
                                                               --------------
Data Processing (3.0%)
Automatic Data Processing, Inc....................     450,000     24,243,750
                                                               --------------
Electrical Equipment (4.9%)
General Electric Co...............................     180,000     27,855,000
Honeywell International, Inc......................     200,000     11,537,500
                                                               --------------
                                                                   39,392,500
                                                               --------------
Food & Related (1.7%)
Bestfoods.........................................     150,000      7,884,375
Heinz (H.J.) Co...................................     150,000      5,971,875
                                                               --------------
                                                                   13,856,250
                                                               --------------
Health Care (5.0%)
American Home Products Corp.......................     300,000     11,831,250
Johnson & Johnson.................................     250,000     23,281,250
United Health Care Corp...........................     100,000      5,312,500
                                                               --------------
                                                                   40,425,000
                                                               --------------
Health Care -- Drugs (11.9%)
Abbott Laboratories...............................     400,000     14,525,000
Amgen, Inc. (b)...................................     330,000     19,820,625
Merck & Co., Inc..................................     350,000     23,471,874
Pfizer, Inc.......................................     450,000     14,596,875
Schering-Plough Corp..............................     550,000     23,203,125
                                                               --------------
                                                                   95,617,499
                                                               --------------
Household -- General Products (2.8%)
Clorox Co.........................................      80,000      4,030,000
Procter & Gamble Co...............................     170,000     18,625,625
                                                               --------------
                                                                   22,655,625
                                                               --------------

 Common Stocks, continued

                                                      Shares or      Market
                                                      Principal      Value
                                                       Amount       (Note 2)
                                                     ----------- --------------

Industrial Goods & Services (5.5%)
Hewlett-Packard Co..................................     200,000 $   22,787,500
IBM Corp............................................     200,000     21,600,000
                                                                 --------------
                                                                     44,387,500
                                                                 --------------
Manufacturing (2.8%)
Illinois Tool Works, Inc............................     100,000      6,756,250
Tyco International, Ltd.............................     400,000     15,550,000
                                                                 --------------
                                                                     22,306,250
                                                                 --------------
Medical Equipment & Supplies (3.5%)
IMS Health, Inc.....................................     225,000      6,117,188
Medtronic, Inc......................................     600,000     21,862,500
                                                                 --------------
                                                                     27,979,688
                                                                 --------------
Pharmaceuticals (0.7%)
Cardinal Health, Inc................................     120,000      5,745,000
                                                                 --------------
Publishing (0.4%)
McGraw-Hill, Inc....................................      50,000      3,081,250
                                                                 --------------
Raw Materials (1.1%)
Avery Dennison Corp.................................     120,000      8,745,000
                                                                 --------------
Retail (9.3%)
Albertsons, Inc.....................................     200,000      6,450,000
Dollar General Stores...............................     200,000      4,550,000
Gap (The), Inc......................................     300,000     13,800,000
McDonald's Corp.....................................     520,000     20,962,500
TJX Cos., Inc.......................................     400,000      8,175,000
Wal-Mart Stores, Inc................................     300,000     20,737,500
                                                                 --------------
                                                                     74,675,000
                                                                 --------------
Retail -- Specialty Stores (5.7%)
Home Depot, Inc.....................................     375,000     25,710,938
Walgreen Co.........................................     700,000     20,475,000
                                                                 --------------
                                                                     46,185,938
                                                                 --------------
Technology (15.1%)
Applied Materials, Inc. (b).........................     100,000     12,668,750
Boeing Co...........................................     250,000     10,390,625
Compaq Computer Corp................................     700,000     18,943,750
Intel Corp..........................................     250,000     20,578,125
Microsoft Corp. (b).................................     200,000     23,349,999
Oracle Corp. (b)....................................     150,000     16,809,375
Sun Microsystems, Inc. (b)..........................     250,000     19,359,375
                                                                 --------------
                                                                    122,099,999
                                                                 --------------
Telecommunications (2.1%)
Lucent Technologies, Inc............................     150,000     11,221,875
Motorola, Inc.......................................      40,000      5,890,000
                                                                 --------------
                                                                     17,111,875
                                                                 --------------
Utilities -- Telephone (2.0%)
AT&T Corp...........................................     195,000      9,896,250
SBC Communications, Inc.............................     120,000      5,850,000
                                                                 --------------
                                                                     15,746,250
                                                                 --------------
Wholesale (1.6%)
Sysco Corp..........................................     320,000     12,660,000
                                                                 --------------
TOTAL COMMON STOCKS (Cost $340,714,353).............                782,103,437
                                                                 --------------

                                   Continued

ISG FUNDS                                      Schedule of Portfolio Investments
Large-Cap Equity Fund                                          December 31, 1999


 Investment Companies (2.6%)

                                                   Shares or      Market
                                                   Principal      Value
                                                    Amount       (Note 2)
                                                  ----------- --------------

AIM Liquid Assets Money Market Fund..............       5,919 $        5,919
ISG Prime Money Market Fund......................  20,601,164     20,601,164
                                                              --------------
TOTAL INVESTMENT COMPANIES (Cost $20,607,083)....                 20,607,083
                                                              --------------

 Cash Equivalents (0.0%)

Bank of New York Cash Reserve.................... $     1,000          1,000
                                                              --------------
TOTAL CASH EQUIVALENTS (Cost $1,000).............                      1,000
                                                              --------------

 Short-Term Securities+ (50.3%)

Commercial Paper (40.8%)
Asset Backed -- Miscellaneous (4.4%)
Enterprise Funding Corp., 5.95%, 1/13/00.........   6,832,235      6,765,610
Falcon Asset Securitization Corp., 6.10%,
 1/24/00.........................................  10,807,078     10,633,115
Preferred Receivables Funding Corp., 6.05%,
 1/10/00.........................................   6,127,612      6,058,619
Receivables Capital Corp., 6.07%, 1/28/00........  12,375,185     12,181,133
                                                              --------------
                                                                  35,638,477
                                                              --------------
Finanacial Services (17.4%)
Golden Funding Corp., 6.10%, 1/28/00.............  25,936,989     25,536,048
Liberty Street Funding Corp., 6.07%-6.13%,
 1/31/00-2/17/00.................................  18,912,386     18,573,984
Moat Funding Corp., 5.98%-6.07%, 1/14/00-
 2/11/00.........................................  29,414,707     29,003,902
Orix Corp., 6.47%-6.50%, 1/10/00-1/14/00.........  45,782,027     45,282,758
Superior Funding Corp., 6.00%-6.14%, 1/18/00-
 1/31/00.........................................  22,049,142     21,755,028
                                                              --------------
                                                                 140,151,720
                                                              --------------
Miscellaneous (19.0%)
ConAgra, Inc., 6.25%-6.33%, 1/18/00-2/4/00.......  40,467,105     40,036,674
MCI WorldCom, 6.11%, 1/18/00.....................   8,105,310      8,020,019
Moriarity, 12.75%, 1/4/00........................  54,035,393     53,958,843
Norfolk Southern Corp., 6.30%, 1/14/00...........  21,614,157     21,387,208
Tyco International, Ltd., 6.43%-6.65%, 1/10/00-
 1/31/00.........................................  29,719,466     29,393,633
                                                              --------------
                                                                 152,796,377
                                                              --------------
Total Commercial Paper...........................                328,586,574
                                                              --------------

 Short-Term Securities+, continued

                                                    Shares or      Market
                                                    Principal      Value
                                                     Amount       (Note 2)
                                                   ----------- --------------

Floating Rate Notes (3.2%)
Finanacial Services (2.2%)
General Motors Acceptance Corp., 4.49%*,
 11/13/00......................................... $ 6,484,247 $    6,484,247
KeyCorp, 6.42%*, 10/23/00.........................   5,403,539      5,403,539
Textron Financial Corp., 5.92%*, 5/12/00..........   5,403,539      5,400,352
                                                               --------------
                                                                   17,288,138
                                                               --------------
Miscellaneous (1.0%)
Tyco International, Ltd., 6.72%*, 9/5/00..........   8,105,310      8,103,307
                                                               --------------
Total Floating Rate Notes.........................                 25,391,445
                                                               --------------
Investment Companies (6.3%)
AIM Liquid Asset Money Market Fund................  50,421,393     50,421,393
                                                               --------------
TOTAL SHORT-TERM SECURITIES
 (Cost $404,399,412)..............................                404,399,412
                                                               --------------
TOTAL INVESTMENTS (Cost $765,721,848) (a) --
 (150.1%).........................................              1,207,110,932
Liabilities in excess of other assets -- (-
 50.1%)...........................................               (403,003,158)
                                                               --------------
TOTAL NET ASSETS -- (100.0%)......................             $  804,107,774
                                                               ==============

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation........................................ $ 450,420,585
  Unrealized depreciation........................................    (9,031,501)
                                                                  -------------
  Net unrealized appreciation.................................... $ 441,389,084
                                                                  =============

(b) Non-income producing security.
 * Variable rate security. Rate represents rate in effect at December 31, 1999. + Represents securities purchased with cash collateral received on securities loaned.
                       See notes to financial statements

ISG FUNDS
Large-Cap Equity Fund

 Statement of Assets and Liabilities

                                                              December 31, 1999
Assets:
Investments, at value (cost $765,721,848)..........              $1,207,110,932
Cash...............................................                   1,350,883
Interest and dividends receivable..................                     766,612
Receivable for capital shares issued...............                     108,853
Receivable for investments sold....................                   3,558,788
Receivable from investment adviser.................                      99,776
Prepaid expenses and other assets..................                      29,231
                                                                 --------------
 Total Assets......................................               1,213,025,075
Liabilities:
Payable for return of collateral held for
 securities on loan................................ $405,750,295
Distributions payable..............................      267,298
Payable for investments purchased..................    2,152,500
Payable for capital shares redeemed................       45,026
Accrued expenses and other payables:
 Investment advisory fees..........................      491,404
 Administration fees...............................       13,113
 Distribution fees.................................      110,895
 Custodian fees....................................       18,075
 Other.............................................       68,695
                                                    ------------
 Total Liabilities.................................                 408,917,301
                                                                 --------------
Net Assets:
Capital............................................                 315,063,280
Undistributed (distributions in excess of) net
 realized gains....................................                  47,655,410
Net unrealized appreciation (depreciation) from
 investments.......................................                 441,389,084
                                                                 --------------
Net Assets.........................................              $  804,107,774
                                                                 ==============
Class A Shares
 Net Assets........................................              $   79,210,799
 Shares outstanding................................                   2,826,994
 Redemption price per share........................              $        28.02
                                                                 ==============
Class A Shares -- Maximum Sales Charge.............                       4.75%
                                                                 --------------
 Maximum Offering Price Per Share (100%/(100% --
  Maximum Sales Charge) of net asset value adjusted
  to the nearest cent).............................              $        29.42
                                                                 ==============
Class B Shares
 Net Assets........................................              $   18,583,687
 Shares outstanding................................                     669,669
 Offering price per share*.........................              $        27.75
                                                                 ==============
Institutional Shares
 Net Assets........................................              $  706,313,288
 Shares outstanding................................                  25,214,333
 Offering and redemption price per share...........              $        28.01
                                                                 ==============

---------
* Redemption price per share varies by length of time shares are held. Statement of Operations

                                         For the year ended December 31, 1999
Investment Income:
Dividend income......................................            $  8,553,027
Income from securities lending.......................                 242,098
                                                                 ------------
 Total Investment Income.............................               8,795,125
Expenses:
Investment advisory fees............................. $5,769,062
Administration fees..................................  1,153,818
Distribution fees -- Class A
 Shares..............................................    172,705
Distribution fees -- Class B
 Shares..............................................     74,774
Shareholder servicing fees -- Class A Shares.........    103,711
Shareholder servicing fees -- Class B Shares.........     24,926
Shareholder servicing fees -- Institutional Shares...  1,034,936
Custodian fees.......................................    184,950
Accounting fees......................................     25,058
Transfer agent fees..................................    204,900
Directors' fees......................................     24,236
Other fees...........................................    275,331
                                                      ----------
 Total expenses before voluntary fee
  reductions/reimbursements..........................               9,048,407
 Expenses voluntarily reduced/reimbursed.............                (981,992)
                                                                 ------------
 Net expenses........................................               8,066,415
                                                                 ------------
Net Investment Income................................                 728,710
                                                                 ------------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment
 transactions........................................             205,657,595
Net change in unrealized appreciation (depreciation)
 from investments....................................             (70,610,490)
                                                                 ------------
Net realized/unrealized gains (losses) from
 investments.........................................             135,047,105
                                                                 ------------
Change in net assets resulting from operations.......            $135,775,815
                                                                 ============

                       See notes to financial statements

ISG FUNDS
Large-Cap Equity Fund

 Statements of Changes in Net Assets

                                    Year Ended    Period Ended      Year Ended
                                   December 31,   December 31,     February 28,
                                       1999         1998 (a)           1998
                                   -------------  ------------     ------------
From Investment Activities:
Operations:
 Net investment income...........  $     728,710  $  1,332,058     $  3,179,613
 Net realized gains (losses) from
  investment transactions........    205,657,595    32,550,780        9,991,335
 Net change in unrealized
  appreciation (depreciation)
  from investments...............    (70,610,490)  146,744,324      193,990,094
                                   -------------  ------------     ------------
Change in net assets resulting
 from operations.................    135,775,815   180,627,162      207,161,042
                                   -------------  ------------     ------------
Distributions to Class A
 Shareholders:
 From net investment income......        (73,141)   (1,672,643)      (3,295,484)
 In excess of net investment
  income.........................           (506)           --               --
 From net realized gains on
  investment transactions........    (11,380,946)  (38,068,113)      (4,463,969)
Distributions to Class B
 Shareholders:
 From net investment income......             --           (10)(b)           --
 From net realized gains on
  investment transactions........     (2,571,829)           --               --
Distributions to Institutional
 Shareholders:
 From net investment income......       (655,569)      (58,445)(c)           --
 In excess of net investment
  income.........................         (4,531)           --               --
 From net realized gains on
  investment transactions........   (104,281,480)           --               --
                                   -------------  ------------     ------------
Change in net assets from
 shareholder distributions.......   (118,968,002)  (39,799,211)      (7,759,453)
                                   -------------  ------------     ------------
Change in net assets from capital
 transactions....................    (57,033,893)  (12,124,764)      25,837,177
                                   -------------  ------------     ------------
Change in net assets.............    (40,226,080)  128,703,187      225,238,766
Net Assets:
 Beginning of period.............    844,333,854   715,630,667      490,391,901
                                   -------------  ------------     ------------
 End of period...................  $ 804,107,774  $844,333,854     $715,630,667
                                   =============  ============     ============

---------
(a) For the period from March 1, 1998 through December 31, 1998.
(b) For the period from December 15, 1998 (commencement of operations) through December 31, 1998.
(c) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

ISG FUNDS
Large-Cap Equity Fund

 Financial Highlights, Class A Shares

                          Year Ended  Period Ended    Year Ended   Year Ended   Year Ended   Year Ended
                         December 31, December 31,   February 28, February 28, February 28, February 28,
                             1999       1998 (a)         1998         1997         1996         1995
                         ------------ ------------   ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....   $ 27.55      $ 23.01        $  16.68     $  14.49     $  11.41     $  10.87
                           -------      -------        --------     --------     --------     --------
Investment Activities
 Net investment income
  (loss)................      0.03         0.05            0.11         0.14         0.16         0.16
 Net realized and
  unrealized gains
  (losses) from
  investments...........      5.07         5.79            6.48         2.54         3.63         0.71
                           -------      -------        --------     --------     --------     --------
 Total from Investment
  Activities............      5.10         5.84            6.59         2.68         3.79         0.87
                           -------      -------        --------     --------     --------     --------
Distributions
 Net investment income..     (0.03)       (0.05)          (0.11)       (0.14)       (0.17)       (0.16)
 Net realized gains.....     (4.60)       (1.25)          (0.15)       (0.35)       (0.54)       (0.17)
                           -------      -------        --------     --------     --------     --------
 Total Distributions....     (4.63)       (1.30)          (0.26)       (0.49)       (0.71)       (0.33)
                           -------      -------        --------     --------     --------     --------
Net change in asset
 value..................      0.47         4.54            6.33         2.19         3.08         0.54
                           -------      -------        --------     --------     --------     --------
Net Asset Value, End of
 Period.................   $ 28.02      $ 27.55        $  23.01     $  16.68     $  14.49     $  11.41
                           =======      =======        ========     ========     ========     ========
Total Return (excludes
 sales charge)..........     18.85%       25.83%(b)       39.74%       18.79%       33.73%        8.23%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........   $79,211      $57,772        $715,631     $490,392     $385,145     $259,998
Ratio of expenses to
 average net assets.....      1.04%        1.03%(c)        0.99%        0.92%        0.94%        0.95%
Ratio of net investment
 income to average net
 assets.................      0.12%        0.21%(c)        0.54%        0.95%        1.24%        1.54%
Ratio of expenses to
 average net assets*....      1.39%        1.03%(c)         (d)          (d)          (d)          (d)
Portfolio turnover**....        15%           3%              6%           7%          15%           1%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from March 1, 1998 through December 31, 1998. In conjunction with the reorganization of the ISG Funds, the Fund changed its fiscal year end to December 31.
(b) Not annualized.
(c) Annualized.
(d) There were no fee reductions in this period.

                       See notes to financial statements

ISG FUNDS
Large Cap Equity Fund

 Financial Highlights, Class B Shares

                                                       Year Ended  Period Ended
                                                      December 31, December 31,
                                                         1999+       1998 (a)
                                                      ------------ ------------
Net Asset Value, Beginning of Period................    $ 27.54       $25.98
                                                        -------       ------
Investment Activities
 Net investment income (loss).......................      (0.23)          --
 Net realized and unrealized gains (losses) from
  investments.......................................       5.04         1.56
                                                        -------       ------
 Total from Investment Activities...................       4.81         1.56
                                                        -------       ------
Distributions
 Net realized gains.................................      (4.60)          --
                                                        -------       ------
 Total Distributions................................      (4.60)          --
                                                        -------       ------
Net change in asset value...........................       0.21         1.56
                                                        -------       ------
Net Asset Value, End of Period......................    $ 27.75       $27.54
                                                        =======       ======
Total Return (excludes redemption charge)...........      17.78%        6.02%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)...................    $18,584       $  100
Ratio of expenses to average net assets.............       1.98%        1.10%(c)
Ratio of net investment income (loss) to average net
 assets.............................................      (0.79%)       0.23%(c)
Ratio of expenses to average net assets*............       2.00%        2.11%(c)
Portfolio turnover**................................         15%           3%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
 + Net investment income (loss) is based on average shares outstanding during the period.
(a) For the period from December 15, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.

 Financial Highlights, Institutional Shares

                                                     Year Ended  Period Ended
                                                    December 31, December 31,
                                                        1999       1998 (a)
                                                    ------------ ------------
Net Asset Value, Beginning of Period...............   $  27.54     $  25.52
                                                      --------     --------
Investment Activities
 Net investment income (loss)......................       0.03           --
 Net realized and unrealized gains (losses) from
  investments......................................       5.07         2.02
                                                      --------     --------
 Total from Investment Activities..................       5.10         2.02
                                                      --------     --------
Distributions
 Net investment income.............................      (0.03)          --
 Net realized gains................................      (4.60)          --
                                                      --------     --------
 Total Distributions...............................      (4.63)          --
                                                      --------     --------
Net change in asset value..........................       0.47         2.02
                                                      --------     --------
Net Asset Value, End of Period.....................   $  28.01     $  27.54
                                                      ========     ========
Total Return.......................................      18.84%        7.92%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)..................   $706,313     $786,462
Ratio of expenses to average net assets............       1.04%        1.04%(c)
Ratio of net investment income to average net
 assets............................................       0.11%        0.20%(c)
Ratio of expenses to average net assets*...........       1.14%        1.09%(c)
Portfolio turnover**...............................         15%           3%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[PHOTO]
               Charles Winger
               Portfolio Manager
               ISG Capital Growth Fund


--------------------------------------------------------------------------------

 Investment Goal
 The Fund seeks to provide investors with the potential to achieve long-term capital growth by investing primarily in the equity securities of domestic issuers whose earnings are growing faster than the economy as a whole. It invests primarily in large U.S. companies with market capitalizations of at least $500 million. This Fund is suitable for investors who are investing for the long term and are comfortable assuming the additional risk of investing in stocks in exchange for potentially higher total returns.

--------------------------------------------------------------------------------

Q. How did the Fund perform during the period?

A. For the 12 months ended December 31, 1999, the Fund's total return was 21.85% (Class A Shares at NAV).+ In comparison, the Lipper Growth Fund Index/1/ was up 27.96%, and the Standard & Poor's 500 Index rose 21.03%.

Q. What factors affected your performance?

A. While we lagged behind the S&P 500 by a small margin through the first nine months of 1999, we outperformed the S&P 500 for the year by virtue of our powerful gains in the fourth quarter of the year. Perhaps most remarkably, we achieved this performance in the quarter without holding a single Internet stock in the portfolio.

This is not to say that we shied away from technology. On the contrary, we were slightly overweighted in the tech sector, and this allocation certainly boosted our gains, as tech stocks in general soared for much of the year.

Other factors that drove our performance included positive returns from the medical products sector: stocks such as Biomet (0.62% of the Fund's net assets), a maker of orthopedic implants; Stryker Corp. (1.34%), whose broadly diversified line of products includes hospital beds; and Amgen (2.22%), which specializes in biotechnology.*

We also had a strong rally in financial stocks in the fourth quarter, even though the sector did not perform well for the year as a whole. We did well with both regional and money center banks, including Citigroup (1.60%), Wells Fargo (0.47%), Firstar (0.98%) and Fifth Third Bancorp (1.41%). For the first time, we bought two advertising stocks: Young & Rubicam (1.02%) and Interpublic Group (1.85%). Our thinking is that advertising will be strong in 2000 for several reasons: It is an election year and an Olympic year, and we believe that the interest in the Millenium and Internet advertising will continue to grow.*

On the downside, we were hurt by positions in a number of specialty retailers, such as Abercrombie & Fitch (1.44%). Other holdings that came under pressure were Tyco International (1.62%) and Pitney Bowes (1.39%), the latter having suffered from competition for stamps over the Internet.*

Q. What is your outlook for 2000?

A. We are quite cautious going into the new year. Although we are not market timers, we raised some cash at the end of 1999, paring back those areas we felt would get hit early in the first quarter--trimming our positions in technology, financial services and pharmaceuticals. Consequently, we entered 2000 with our cash levels higher than usual. We feel there will be a correction, especially in the technology sector. We are a bit more positive toward financial stocks; bank stocks, in particular, will do better once we get the first of the Fed's widely anticipated rate hikes out of the way.

---------
+ Including the 4.75% sales load, the Fund's return was 16.05% for the period.
/1/ The Lipper Growth Fund Index is an index of managed funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.
*   The Fund's portfolio composition is subject to change.

Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                            ISG Capital Growth Fund
                     Performance (as of December 31, 1999)

-------------------------------------------------------------------------------

                                    [CHART]


                                Class A Shares

              Capital Growth         Capital Growth Fund           S&P 500
             with Sales Charge       without Sales Charge        Stock Index

1989              9,535                     10,000                  10,000
1990              8,998                      9,436                   9,683
1991             11,217                     11,764                  12,641
1992             11,945                     12,527                  13,610
1993             12,361                     12,964                  14,970
1994             12,309                     12,909                  15,166
1995             16,053                     16,836                  20,842
1996             19,625                     20,582                  25,651
1997             25,667                     26,919                  34,209
1998             33,895                     35,548                  43,987
1999             41,302                     43,316                  53,244


                                    [CHART]


                                Class B Shares

                          Capital Growth Fund         S&P 500 Stock Index

           1989                 10,000                       10,000
           1990                  9,436                        9,683
           1991                 11,764                       12,641
           1992                 12,527                       13,610
           1993                 12,964                       14,970
           1994                 12,909                       15,166
           1995                 16,836                       20,842
           1996                 20,582                       25,651
           1997                 26,690                       34,209
           1998                 34,954                       43,987
           1999                 42,334                       53,244


The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance for more than 6 years and the CDSC would no longer apply.

                                    [CHART]


                             Institutional Shares

                          Capital Growth Fund         S&P 500 Stock Index

           1989                 10,000                       10,000
           1990                  9,436                        9,683
           1991                 11,764                       12,641
           1992                 12,527                       13,610
           1993                 12,964                       14,970
           1994                 12,909                       15,166
           1995                 16,836                       20,842
           1996                 20,582                       25,651
           1997                 26,690                       34,209
           1998                 35,338                       43,987
           1999                 43,145                       53,244


                                                             Average Annual
                                                              Total Return
                                                        ------------------------
                                                        Without Sales With Sales
                                                           Charge      Charge*
Class A Shares                                          ------------- ----------
1-Year.................................................    21.85%       16.05%
5-Year.................................................    27.39%       26.17%
10-Year................................................    15.79%       15.23%

*Reflects the maximum sales charge of 4.75%.

                                                             Average Annual
                                                              Total Return
                                                        ------------------------
                                                        Without CDSC With CDSC**
Class B Shares                                          ------------ -----------
1-Year.................................................    21.11%      18.11%
5-Year.................................................    26.81%      26.73%
10-Year................................................    15.52%      15.52%

**Reflects applicable contingent deferred sales charge
(maximum 4.00%).

The data for Class B Shares primarily represents the results of the Class A Shares. Actual Class B Shares average annual total return and hypothetical growth results would have been lower. See notes below.

                                                                  Average Annual
                                                                   Total Return
Institutional Shares                                              --------------
1-Year...........................................................     22.09%
5-Year...........................................................     27.29%
10-Year..........................................................     15.74%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.
Performance for the Class B Shares, which commenced operations on 2/5/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.
The Institutional Share class was initially offered on 10/3/97 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.
The ISG Capital Growth Fund commenced operations on 4/1/96 through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected. The performance also reflects reinvestment of dividend and capital gain distributions.
The Fund's performance is compared to the Standard & Poor's 500 Stock Index, a broad measure of stock market as a whole. The index is unmanaged and does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                            ISG Capital Growth Fund
                           (as of December 31, 1999)

--------------------------------------------------------------------------------

                                    [CHART]

                                Sector Profile*
                    Consumer Cyclicals              11.6%
                    Capital Goods-Industry          12.1%
                    Health Care                     13.6%
                    Utilities/Telecommunications     5.0%
                    Consumer Services                2.9%
                    Consumer Staples                 6.3%
                    Cash and Cash Equivalents        6.4%
                    S&P MidCap Depositary Receipts   1.7%
                    Financial Services               7.5%
                    Transportation                   0.6%
                    Capital Goods-Technology        30.2%
                    Basic Materials                  2.1%

                            Top 10 Equity Holdings*

                                                                 Percent of
                                                             Total Investments**
                                                             -------------------
      1. Microsoft Corp. ..................................         3.6%
      2. Home Depot, Inc. .................................         3.3%
      3. General Electric Co. .............................         3.3%
      4. Oracle Corp. .....................................         3.0%
      5. General Instruments Corp. ........................         2.8%
      6. Corning Glass.....................................         2.7%
      7. Wal-Mart Stores, Inc. ............................         2.7%
      8. Procter & Gamble..................................         2.6%
      9. Sun Microsystems, Inc. ...........................         2.5%
     10. Cisco Systems, Inc. ..............................         2.4%

   * The Fund's portfolio composition is subject to change.
  ** Total investments excluding short-term securities held as collateral.

ISG FUNDS                                      Schedule of Portfolio Investments
Capital Growth Fund                                            December 31, 1999

 Common Stocks (91.9%)

                                                     Shares or     Market
                                                     Principal      Value
                                                      Amount      (Note 2)
                                                    ----------- -------------

Advertising (2.9%)
The Interpublic Group of Companies, Inc............      83,500 $   4,816,906
Young & Rubicam, Inc...............................      37,500     2,653,125
                                                                -------------
                                                                    7,470,031
                                                                -------------
Air Transportation (0.6%)
Southwest Airlines Co..............................     100,250     1,622,797
                                                                -------------
Banking (2.9%)
Fifth Third Bancorp................................      50,000     3,668,750
Firstar Corp.......................................     120,000     2,535,000
Wells Fargo & Co. .................................      30,000     1,213,125
                                                                -------------
                                                                    7,416,875
                                                                -------------
Business Equipment & Services (3.3%)
Electronic Data Systems Corp.......................      75,000     5,020,312
Pitney Bowes, Inc..................................      75,000     3,623,438
                                                                -------------
                                                                    8,643,750
                                                                -------------
Computer Software and Services (5.5%)
Cisco Systems, Inc. (b)............................      58,000     6,213,250
Dell Computer Corp. (b)............................      56,500     2,881,500
EMC Corp. (b)......................................      47,500     5,189,375
                                                                -------------
                                                                   14,284,125
                                                                -------------
Containers & Packaging (1.5%)
Sealed Air Corp. (b)...............................      75,000     3,885,938
                                                                -------------
Cosmetics & Toiletries (2.1%)
Colgate-Palmolive Co. .............................      85,000     5,525,000
                                                                -------------
Data Processing (2.4%)
Automatic Data Processing, Inc.....................     115,000     6,195,625
                                                                -------------
Electrical Equipment (4.9%)
General Electric Co................................      55,000     8,511,250
Honeywell International, Inc. .....................      71,875     4,146,289
                                                                -------------
                                                                   12,657,539
                                                                -------------
Electronic Components (2.3%)
LSI Logic Corp. (b)................................      41,500     2,801,250
Micron Technology, Inc. (b)........................      16,500     1,282,875
Texas Instruments, Inc.............................      18,500     1,792,188
                                                                -------------
                                                                    5,876,313
                                                                -------------
Financial Services (3.2%)
American Express Co. ..............................      25,000     4,156,250
Citigroup, Inc. ...................................      75,000     4,167,188
                                                                -------------
                                                                    8,323,438
                                                                -------------
Health Care -- Drugs (8.0%)
Amgen, Inc. (b)....................................      96,000     5,765,999
Bristol Myers Squibb Co. ..........................      75,000     4,814,063
Pfizer, Inc........................................     143,500     4,654,781
Warner-Lambert Co..................................      66,800     5,473,425
                                                                -------------
                                                                   20,708,268
                                                                -------------
Household -- General Products (2.6%)
Procter & Gamble Co. ..............................      62,000     6,792,875
                                                                -------------
Industrial Goods & Services (0.9%)
IBM Corp...........................................      22,500     2,430,000
                                                                -------------

 Common Stocks, continued

                                                       Shares or     Market
                                                       Principal      Value
                                                        Amount      (Note 2)
                                                      ----------- -------------

Insurance -- Property & Casualty (1.4%)
American International Group, Inc. ..................      34,500 $   3,730,313
                                                                  -------------
Manufacturing (4.3%)
Corning, Inc.........................................      54,000     6,962,625
Tyco International, Ltd. ............................     108,020     4,199,278
                                                                  -------------
                                                                     11,161,903
                                                                  -------------
Medical Equipment & Supplies (5.6%)
Biomet, Inc..........................................      40,000     1,600,000
Medtronic, Inc.......................................     110,000     4,008,125
Stryker Corp. .......................................      50,000     3,481,250
Sybron International Corp. (b).......................     225,000     5,554,688
                                                                  -------------
                                                                     14,644,063
                                                                  -------------
Oil & Gas Exploration & Production (2.4%)
Enron Corp...........................................     140,000     6,212,500
                                                                  -------------
Paper and Forest (2.1%)
Weyerhaeuser Co. ....................................      25,000     1,795,313
Willamette Industries, Inc...........................      80,000     3,715,000
                                                                  -------------
                                                                      5,510,313
                                                                  -------------
Retail (7.6%)
Abercrombie & Fitch Co. (b)..........................     140,000     3,736,250
Dayton Hudson Corp...................................      21,500     1,578,906
Dollar General Stores................................     175,000     3,981,250
Gap (The), Inc.......................................      75,000     3,450,000
Wal-Mart Stores, Inc. ...............................     100,000     6,912,500
                                                                  -------------
                                                                     19,658,906
                                                                  -------------
Retail-Specialty Stores (5.6%)
Best Buy Co., Inc. (b)...............................      35,000     1,756,563
Home Depot, Inc......................................     125,250     8,587,452
Walgreen Co. ........................................     140,000     4,095,000
                                                                  -------------
                                                                     14,439,015
                                                                  -------------
Technology (11.4%)
Applied Materials, Inc. (b)..........................      30,000     3,800,625
Intel Corp...........................................      32,000     2,634,000
Microsoft Corp. (b)..................................      80,000     9,339,999
Oracle Corp. (b).....................................      68,000     7,620,250
Sun Microsystems, Inc. (b)...........................      82,500     6,388,594
                                                                  -------------
                                                                     29,783,468
                                                                  -------------
Telecommunications (5.7%)
General Instrument Corp. (b).........................      85,000     7,224,999
Lucent Technologies, Inc. ...........................      80,000     5,985,000
Tellabs, Inc. (b)....................................      25,000     1,604,688
                                                                  -------------
                                                                     14,814,687
                                                                  -------------
Utilities-Telephone (2.7%)
AT&T Corp............................................      60,000     3,045,000
MCI WorldCom, Inc. (b)...............................      72,900     3,868,256
                                                                  -------------
                                                                      6,913,256
                                                                  -------------
TOTAL COMMON STOCKS (Cost $187,493,721)..............               238,700,998
                                                                  -------------

                                   Continued

ISG FUNDS                                      Schedule of Portfolio Investments
Capital Growth Fund                                            December 31, 1999

 Investment Companies (7.1%)

                                                      Shares or     Market
                                                      Principal      Value
                                                       Amount      (Note 2)
                                                     ----------- -------------

AIM Liquid Assets Money Market Fund.................   1,620,278 $   1,620,278
ISG Prime Money Market Fund.........................  12,471,050    12,471,050
S&P 400 Mid-Cap Depositary Receipts.................      55,000     4,461,875
                                                                 -------------
TOTAL INVESTMENT COMPANIES (Cost $18,337,441).......                18,553,203
                                                                 -------------
 Cash Equivalents (0.0%)
Bank of New York Cash Reserve....................... $     1,000         1,000
                                                                 -------------
TOTAL CASH EQUIVALENTS (Cost $1,000)................                     1,000
                                                                 -------------
 Short-Term Securities+ (45.8%)
Commercial Paper (37.2%)
Asset Backed--Miscellaneous (4.0%)
Enterprise Funding Corp., 5.95%, 1/13/00............   2,009,228     1,989,636
Falcon Asset Securitization Corp., 6.10%, 1/24/00...   3,178,153     3,126,994
Preferred Receivables Funding Corp., 6.05%,
 1/10/00............................................   1,802,013     1,781,723
Receivables Capital Corp., 6.07%, 1/28/00...........   3,639,303     3,582,236
                                                                 -------------
                                                                    10,480,589
                                                                 -------------
Finanacial Services (15.9%)
Golden Funding Corp., 6.10%, 1/28/00................   7,627,567     7,509,658
Liberty Street Funding Corp., 6.07%-6.13%, 1/31/00-
 2/17/00............................................   5,561,768     5,462,250
Moat Funding Corp., 5.98%-6.07%, 1/14/00-2/11/00....   8,650,297     8,529,488
Orix Corp., 6.47%-6.50%, 1/10/00-1/14/00............  13,463,610    13,316,784
Superior Funding Corp., 6.00%-6.14%, 1/18/00-
 1/31/00............................................   6,484,227     6,397,733
                                                                 -------------
                                                                    41,215,913
                                                                 -------------
Miscellaneous (17.3%)
ConAgra, Inc., 6.25%-6.33%, 1/18/00-2/4/00..........  11,900,594    11,774,013
MCI WorldCom, 6.11%, 1/18/00........................   2,383,615     2,358,533
Moriarity, 12.75%, 1/4/00...........................  15,890,765    15,868,253
Norfolk Southern Corp., 6.30%, 1/14/00..............   6,356,306     6,289,565
Tyco International, Ltd., 6.43%-6.65%, 1/10/00-
 1/31/00............................................   8,739,921     8,644,099
                                                                 -------------
                                                                    44,934,463
                                                                 -------------
Total Commercial Paper..............................                96,630,965
                                                                 -------------

 Short-Term Securities+, continued

                                                      Shares or     Market
                                                      Principal      Value
                                                       Amount      (Note 2)
                                                     ----------- -------------

Floating Rates Notes (2.9%)
Financial Services (2.0%)
General Motors Acceptance Corp., 4.49%*, 11/13/00..  $ 1,906,892 $   1,906,892
KeyCorp, 6.42%*, 10/23/00..........................    1,589,077     1,589,077
Textron Financial Corp., 5.92%*, 5/12/00...........    1,589,077     1,588,139
                                                                 -------------
                                                                     5,084,108
                                                                 -------------
Miscellaneous (0.9%)
Tyco International, Ltd., 6.72%*, 9/5/00...........    2,383,615     2,383,026
                                                                 -------------
Total Floating Rate Notes..........................                  7,467,134
                                                                 -------------
Investment Companies (5.7%)
AIM Liquid Asset Money Market Fund.................   14,827,958    14,827,958
                                                                 -------------
TOTAL SHORT-TERM SECURITIES
 (Cost $118,926,057)...............................                118,926,057
                                                                 -------------
TOTAL INVESTMENTS (Cost $324,758,219) (a) --
  (144.8%).........................................                376,181,258
Liabilities in excess of other assets -- (-44.8%)..               (116,356,636)
                                                                 -------------
TOTAL NET ASSETS -- (100.0%).......................              $ 259,824,622
                                                                 =============

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $724,330. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation........................................ $58,126,128
    Unrealized depreciation........................................  (7,427,419)
                                                                    -----------
    Net unrealized appreciation ................................... $50,698,709
                                                                    ===========

(b) Non-income producing security.
 * Variable rate security. Rate represents rate in effect at December 31, 1999.
 + Represents securities purchased with cash collateral received on securities loaned.

                       See notes to financial statements

ISG FUNDS
Capital Growth Fund


 Statement of Assets and Liabilities

                                                               December 31, 1999

Assets:
Investments, at value (cost $324,758,219)...........               $376,181,258
Cash................................................                    397,268
Interest and dividends receivable...................                    221,089
Receivable for capital shares issued................                     13,805
Receivable for investments sold.....................                  2,516,293
Receivable from investment adviser..................                        231
Deferred organization costs.........................                      2,991
Prepaid expenses and other assets...................                     28,694
                                                                   ------------
 Total Assets.......................................                379,361,629
Liabilities:
Payable for return of collateral held for securities
 on loan............................................  $119,323,325
Payable for capital shares redeemed.................           620
Accrued expenses and other payables:
 Investment advisory fees...........................       133,407
 Administration fees................................         4,181
 Distribution fees..................................        37,985
 Other..............................................        37,489
                                                      ------------
 Total Liabilities..................................                119,537,007
                                                                   ------------
Net Assets:
Capital.............................................                200,004,430
Undistributed (distributions in excess of) net
 investment income..................................                     (3,697)
Undistributed (distributions in excess of) net
 realized gains.....................................                  8,400,850
Net unrealized appreciation (depreciation) from
 investments........................................                 51,423,039
                                                                   ------------
Net Assets..........................................               $259,824,622
                                                                   ============
Class A Shares
 Net Assets.........................................               $ 10,310,289
 Shares outstanding.................................                    717,698
 Redemption price per share.........................               $      14.37
                                                                   ============
Class A Shares -- Maximum Sales Charge..............                      4.75%
                                                                   ------------
 Maximum Offering Price Per Share (100%/(100% --
  Maximum Sales Charge) of net asset value adjusted
  to the nearest cent)..............................               $      15.09
                                                                   ============
Class B Shares
 Net Assets.........................................               $  7,704,347
 Shares outstanding.................................                    552,901
 Offering price per share*..........................               $      13.93
                                                                   ============
Institutional Shares
 Net Assets.........................................               $241,809,986
 Shares outstanding.................................                 16,939,638
 Offering and redemption price per share............               $      14.27
                                                                   ============

---------
* Redemption price per share varies by length of time shares are held.

 Statement of Operations

                                            For the year ended December 31, 1999

Investment Income:
Interest income.......................................            $   105,143
Dividend income.......................................              1,889,671
Income from securities lending........................                229,454
                                                                  -----------
 Total Investment Income..............................              2,224,268
Expenses:
Investment advisory fees.............................. $1,476,060
Administration fees...................................    340,631
Distribution fees -- Class A Shares...................     18,891
Distribution fees -- Class B Shares...................     40,157
Shareholder servicing fees -- Class A Shares..........     11,335
Shareholder servicing fees -- Class B Shares..........     13,385
Shareholder servicing fees -- Institutional Shares....    321,264
Custodian fees........................................     59,648
Accounting fees.......................................     25,127
Transfer agent fees...................................     75,866
Directors' fees.......................................      5,733
Other fees............................................    126,809
                                                       ----------
 Total expenses before voluntary fee
  reductions/reimbursements...........................              2,514,906
 Expenses voluntarily reduced/reimbursed..............                (25,586)
                                                                  -----------
 Net expenses.........................................              2,489,320
                                                                  -----------
Net Investment Income.................................               (265,052)
                                                                  -----------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment
 transactions.........................................             46,657,019
Net change in unrealized appreciation (depreciation)
 from investments.....................................                465,568
                                                                  -----------
Net realized/unrealized gains (losses) from
 investments..........................................             47,122,587
                                                                  -----------
Change in net assets resulting from operations........            $46,857,535
                                                                  ===========

                       See notes to financial statements

ISG FUNDS
Capital Growth Fund

 Statements of Changes in Net Assets

                                                 Year Ended    Year Ended
                                                December 31,  December 31,
                                                    1999          1998
                                                ------------  ------------
From Investment Activities:
Operations:
 Net investment income (loss).................. $   (265,052) $     86,749
 Net realized gains (losses) from investment
  transactions.................................   46,657,019    31,139,357
 Net change in unrealized appreciation
  (depreciation) from investments..............      465,568    13,755,998
                                                ------------  ------------
Change in net assets resulting from
 operations....................................   46,857,535    44,982,104
                                                ------------  ------------
Distributions to Class A Shareholders:
 From net realized gains on investment
  transactions.................................   (1,689,814)     (660,055)
Distributions to Class B Shareholders:
 From net realized gains on investment
  transactions.................................   (1,261,201)     (355,976) (a)
Distributions to Institutional Shareholders:
 From net investment income....................           --       (86,749)
 In excess of net investment income............           --        (1,592)
 From net realized gains on investment
  transactions.................................  (39,425,521)  (25,873,606)
                                                ------------  ------------
Change in net assets from shareholder
 distributions.................................  (42,376,536)  (26,977,978)
                                                ------------  ------------
Change in net assets from capital
 transactions..................................   74,316,381    20,403,758
                                                ------------  ------------
Change in net assets...........................   78,797,380    38,407,884
Net Assets:
 Beginning of period...........................  181,027,242   142,619,358
                                                ------------  ------------
 End of period................................. $259,824,622  $181,027,242
                                                ============  ============

---------
(a) For the period from February 5, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

ISG FUNDS
Capital Growth Fund

 Financial Highlights, Class A Shares

                            Year Ended   Year Ended   Year Ended  Period Ended
                           December 31, December 31, December 31, December 31,
                               1999         1998         1997       1996(a)
                           ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period.....    $ 14.20       $12.80       $11.32      $ 10.00
                             -------       ------       ------      -------
Investment Activities
 Net investment income
  (loss).................      (0.04)       (0.01)        0.06           --
 Net realized and
  unrealized gains
  (losses) from
  investments............       2.97         3.89         3.40         1.32
                             -------       ------       ------      -------
 Total from Investment
  Activities.............       2.93         3.88         3.46         1.32
                             -------       ------       ------      -------
Distributions
 Net investment income...         --           --        (0.06)          --
 Net realized gains......      (2.76)       (2.48)       (1.92)          --
                             -------       ------       ------      -------
 Total Distributions.....      (2.76)       (2.48)       (1.98)          --
                             -------       ------       ------      -------
Net change in asset
 value...................       0.17         1.40         1.48         1.32
                             -------       ------       ------      -------
Net Asset Value, End of
 Period..................    $ 14.37       $14.20       $12.80      $ 11.32
                             =======       ======       ======      =======
Total Return (excludes
 sales charge)...........      21.85%       32.05%       30.79%       13.20% (b)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)............    $10,310       $4,631       $  858      $49,008
Ratio of expenses to
 average net assets......       1.32%        1.28%        0.93%        1.20% (c)
Ratio of net investment
 income (loss) to average
 net assets..............      (0.33)%      (0.19)%       0.42%       (0.02)%(c)
Ratio of expenses to
 average net assets*.....       1.33%        1.29%        1.18%        1.39% (c)
Portfolio turnover**.....        178%         152%         116%          69%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from April 1, 1996 (commencement of operations) through December 31, 1996.
(b) Not annualized.
(c) Annualized.

 Financial Highlights, Class B Shares

                                                     Year Ended  Period Ended
                                                    December 31, December 31,
                                                       1999+       1998(a)
                                                    ------------ ------------
Net Asset Value, Beginning of Period...............    $13.92       $13.10
                                                       ------       ------
Investment Activities
 Net investment income (loss)......................     (0.14)       (0.05)
 Net realized and unrealized gains (losses) from
  investments......................................      2.91         3.35
                                                       ------       ------
 Total from Investment Activities..................      2.77         3.30
                                                       ------       ------
Distributions
 Net realized gains................................     (2.76)       (2.48)
                                                       ------       ------
 Total Distributions...............................     (2.76)       (2.48)
                                                       ------       ------
Net change in asset value..........................      0.01         0.82
                                                       ------       ------
Net Asset Value, End of Period.....................    $13.93       $13.92
                                                       ======       ======
Total Return (excludes redemption charge)..........     21.11%       26.86% (b)
Ratios/Supplementary Data:
Net Assets at end of period (000)..................    $7,704       $2,854
Ratio of expenses to average net assets............      1.92%        2.04% (c)
Ratio of net investment income (loss) to average
 net assets........................................     (0.93)%      (0.95)%(c)
Ratio of expenses to average net assets*...........      1.93%          (d)
Portfolio turnover**...............................       178%         152%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
+ Net investment income (loss) is based on average shares outstanding during the period.
(a) For the period from February 5, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.
(d) There were no fee reductions in this period.

                       See notes to financial statements

ISG FUNDS
Capital Growth Fund


 Financial Highlights, Institutional Shares

                                         Year Ended   Year Ended  Period Ended
                                        December 31, December 31, December 31,
                                            1999         1998       1997(a)
                                        ------------ ------------ ------------
Net Asset Value, Beginning of Period..    $  14.09     $  12.69     $  14.51
                                          --------     --------     --------
Investment Activities
 Net investment income (loss).........       (0.01)        0.01         0.02
 Net realized and unrealized gains
  (losses) from investments...........        2.95         3.88         0.10
                                          --------     --------     --------
 Total from Investment Activities.....        2.94         3.89         0.12
                                          --------     --------     --------
Distributions
 Net investment income................          --        (0.01)       (0.02)
 Net realized gains...................       (2.76)       (2.48)       (1.92)
                                          --------     --------     --------
 Total Distributions..................       (2.76)       (2.49)       (1.94)
                                          --------     --------     --------
Net change in asset value.............        0.18         1.40        (1.82)
                                          --------     --------     --------
Net Asset Value, End of Period........    $  14.27     $  14.09     $  12.69
                                          ========     ========     ========
Total Return..........................       22.09%       32.40%        0.88%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000).....    $241,810     $173,542     $141,761
Ratio of expenses to average net
 assets...............................        1.07%        1.02%        0.58%(c)
Ratio of net investment income (loss)
 to average net assets................       (0.09)%       0.07%        0.80%(c)
Ratio of expenses to average net
 assets*..............................        1.08%        1.03%        0.99%(c)
Portfolio turnover**..................         178%         152%         116%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Bennett Lawrence Management, LLC
Investment Team
ISG Mid-Cap Fund


--------------------------------------------------------------------------------

 Investment Goal
 The Fund seeks to provide investors with the potential to achieve significant capital appreciation by investing primarily in mid-capitalization stocks (median market cap of approximately $5.5 billion). This Fund is suitable for investors who are investing for the long-term and are willing to assume the additional risk of investing in growth stocks in return for potentially higher total returns.

--------------------------------------------------------------------------------

Q. How did the Fund perform during the period?

A. The Fund commenced operations on May 4, 1999. From inception through the period ending December 31, 1999, the Fund's total return was 73.30% (Class A Shares at NAV).+ In comparison, the Russell Midcap Growth Index gained 39.92%.

It is our contention that the market has broadened beyond the handful of large-cap stocks that drove many indices during the last three to four years. As a result, many mid-sized companies--comprising the sector in which we do most of our investing--outperformed the S&P 500 Index/1/ in 1999. Last year was a wonderful year for our investment strategy. We remain optimistic about 2000, but at the same time we realize that duplicating 1999 is very unlikely.

Q. Where did you make your money?

A. Our investment process for buying stocks has two steps. The first step is to identify major trends that present powerful investment opportunities. The next step is to select only those companies best positioned to benefit from these trends.

There were several drivers that helped us post strong performance numbers. The first area in which we had great success was e-commerce. This was also one of the ways we decided to play the Internet sector. We invested in a number of data storage companies--including Veritas Software (3.45% of the Fund's net assets), BEA Systems (4.68%) and QLogic (2.76%). These are all companies that are benefiting from the use of the Internet as a means for conducting commerce. With each company demonstrating substantial profit growth, while simultaneously having excellent future prospects, this was just a very, very successful group of stocks.*

Our communications related holdings comprised another group of companies that really boosted our performance. This, too, was an indirect play on the Internet. Here, we invested in bandwidth providers--such as Comcast (1.45%), NTL, Inc. (2.71%) and Broadcom (2.61%). We also invested in a new breed of wireless service providers, including Echostar (3.04%), a leader in the satellite television broadcasting business, and Qualcomm (3.38%), a wildly successful company that has developed a new protocol for wireless communications. We are not invested in "dot.com" Internet companies. To participate in the explosive growth of the Internet, we have invested in the companies that provide backbone services and telecommunications equipment. These are companies that are enabling the Internet revolution to take place, and they have very profitable operating businesses.*

Outside of technology, we have investments in biotechnology companies--such as IDEC Pharmaceuticals (1.88%) and Medimmune (1.59%).

Q. What is your outlook for 2000?

A. We believe that interest rates will probably trend higher. The economy could continue to grow and corporate profit growth, as measured by the S&P 500, should slow. In our opinion, the market will continue to take on a "have/have not" personality. Investors will be preoccupied with companies that have strong earnings visibility. It should be more of a stockpicker's market, and we feel very good about the stocks we own.*
---------
+ Including the 4.75% sales load, the Fund's return was 65.05% for the period. /1/The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the stock market as a whole. The index does not reflect expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.
* The Fund's portfolio composition is subject to change.
Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                               ISG Mid-Cap Fund
                     Performance (as of December 31, 1999)

-------------------------------------------------------------------------------

                                    [CHART]

                                   Class A Shares

                 Mid-Cap Fund        Mid-Cap Fund       Russell Mid-Cap
              with Sales Charge  without Sales Charge    Growth Index
5/4/99             9,525               10,000               10,000
12/31/99          16,505               17,330               13,992

                                    [CHART]
                              Class B Shares
             Mid-Cap Fund      Mid-Cap Fund     Russell Mid-Cap
              with CDSC        Without CDSC      Growth Index

5/4/99         10,000             10,000            10,000
12/31/99       16,880             17,280            13,992

                                    [CHART]

                  Institutional Shares

            Mid-Cap Fund     Russell Mid-Cap Growth Index

5/4/99        10,000                  10,000
12/31/99      17,370                  13,992

                                                       Cumulative Total Return
                                                       ------------------------
                                                       Without Sales With Sales
                                                          Charge      Charge*
Class A Shares                                         ------------- ----------
Since Inception 5/4/99................................    73.30%       65.05%

*Reflects the maximum sales charge of 4.75%.

                                                       Cumulative Total Return
                                                       ------------------------
                                                       Without CDSC With CDSC**
Class B Shares                                         ------------ -----------
Since Inception 5/4/99................................    72.80%      68.80%

**Reflects the applicable contingent deferred sales charge
(maximum 4.00%).


                                                        Cumulative Total Return
Institutional Shares                                    -----------------------
Since Inception 5/4/99.................................         73.70%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.
The Russell Mid-Cap Growth Index is an unmanaged index representative of the performance of a basket of more than 430 mid-cap growth stocks. The index does not reflect expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                                ISG Mid-Cap Fund
                           (as of December 31, 1999)

--------------------------------------------------------------------------------

                                    [CHART]


                                Sector Profile*
                        Cash & Cash Equivalents   18.0%
                        Basic Materials            3.2%
                        Consumer Cyclical         21.2%
                        Consumer Non-Cyclical      1.9%
                        Health Care                3.5%
                        Technology                52.2%

                            Top 10 Equity Holdings*

                                                                 Percent of
                                                             Total Investments**
                                                             -------------------
      1. BEA Systems, Inc. ................................         4.5%
      2. Veritas Software Corp. ...........................         3.3%
      3. Qualcomm, Inc. ...................................         3.3%
      4. Peregrine Systems, Inc. ..........................         3.0%
      5. Emmis Communications..............................         3.0%
      6. Echostar Communications...........................         2.9%
      7. Doubleclick, Inc. ................................         2.9%
      8. Genentech, Inc. ..................................         2.9%
      9. Macromedia, Inc. .................................         2.8%
     10. Microstrategy, Inc. ..............................         2.8%

   * The Fund's portfolio composition is subject to change.
  ** Total investments excluding short-term securities held as collateral.

ISG FUNDS                                      Schedule of Portfolio Investments
Mid-Cap Fund                                                   December 31, 1999

 Common Stocks (83.5%)

                                                         Shares or    Market
                                                         Principal     Value
                                                           Amount    (Note 2)
                                                         ---------- -----------

Cable Television (2.9%)
AT&T Corp. -- Liberty Media Group, Class A (b)..........     10,900 $   618,575
Comcast Corp., Special Class A..........................     12,000     606,750
                                                                    -----------
                                                                      1,225,325
                                                                    -----------
Computer Software and Services (25.3%)
Adobe Systems, Inc. ....................................      8,800     591,800
BEA Systems, Inc. (b)...................................     27,900   1,951,255
Citrix Systems, Inc. (b)................................      9,000   1,107,000
Electronic Arts, Inc. (b)...............................      7,500     630,000
Macromedia, Inc. (b)....................................     16,700   1,221,188
MicroStrategy Inc. (b)..................................      5,650   1,186,500
Peregrine Systems, Inc. (b).............................     15,500   1,304,906
Veritas Software Corp. (b)..............................     10,050   1,438,406
Visual Networks, Inc. (b)...............................     14,000   1,109,500
                                                                    -----------
                                                                     10,540,555
                                                                    -----------
Electronic Components (6.9%)
Altera Corp. (b)........................................     13,000     644,313
Broadcom Corp., Class A (b).............................      4,000   1,089,500
QLogic Corp. (b)........................................      7,200   1,151,100
                                                                    -----------
                                                                      2,884,913
                                                                    -----------
Entertainment (2.1%)
International Speedway Corp., Class A...................     17,000     856,375
                                                                    -----------
Financial Services (1.9%)
Concord EFS, Inc. (b)...................................     31,325     806,619
                                                                    -----------
Industrial Goods & Services (1.4%)
SPX Corp. (b)...........................................      7,150     577,809
                                                                    -----------
Internet Services (5.0%)
DoubleClick, Inc. (b)...................................      5,000   1,265,312
RealNetworks, Inc. (b)..................................      6,700     806,094
                                                                    -----------
                                                                      2,071,406
                                                                    -----------
Media (3.1%)
Emmis Communications Corp. (b)..........................     10,250   1,277,566
                                                                    -----------
Oil & Gas Exploration & Production (3.2%)
Anadarko Petroleum Corp. ...............................     20,000     682,500
Forest Oil Corp. (b)....................................     50,000     659,375
                                                                    -----------
                                                                      1,341,875
                                                                    -----------
Pharmaceuticals (6.5%)
Genentech, Inc. (b).....................................      9,400   1,264,300
IDEC Pharmaceuticals Corp. (b)..........................      8,000     786,000
MedImmune, Inc. (b).....................................      4,000     663,500
                                                                    -----------
                                                                      2,713,800
                                                                    -----------
Retail (1.3%)
Abercrombie & Fitch Co. (b).............................     20,000     533,750
                                                                    -----------
Retail-Specialty Stores (4.6%)
Best Buy Co., Inc. (b)..................................      7,000     351,313
Tandy Corp. ............................................     12,000     590,250
Tiffany & Co............................................     11,000     981,750
                                                                    -----------
                                                                      1,923,313
                                                                    -----------
Technology (2.1%)
Applied Materials, Inc. (b).............................      7,000     886,813
                                                                    -----------

 Common Stocks, continued

                                                        Shares or    Market
                                                        Principal     Value
                                                          Amount    (Note 2)
                                                        ---------- -----------

Telecommunications (15.2%)
Echostar Communications, Class A (b)...................     13,000 $ 1,267,500
Metromedia Fiber Network, Inc., Class A (b)............     19,500     934,781
Nextel Communications, Inc., Series A (b)..............     10,500   1,082,813
NTL, Inc. (b)..........................................      9,062   1,130,485
QUALCOMM, Inc. (b).....................................      8,000   1,409,999
Tellabs, Inc. (b)......................................      8,000     513,500
                                                                   -----------
                                                                     6,339,078
                                                                   -----------
Utilities -- Telephone (2.0%)
NEXTLINK Communications, Inc., Class A (b).............     10,000     830,625
                                                                   -----------
TOTAL COMMON STOCKS (Cost $22,401,486).................             34,809,822
                                                                   -----------
 Cash Equivalents (20.0%)
Bank of New York Cash Reserve.......................... $8,350,761   8,350,761
                                                                   -----------
TOTAL CASH EQUIVALENTS (Cost $8,350,761)...............              8,350,761
                                                                   -----------
 Short-Term Securities+(4.6%)
Commercial Paper (3.7%)
Asset Backed--Miscellaneous (0.4%)
Enterprise Funding Corp., 5.95%, 1/13/00...............     32,684      32,366
Falcon Asset Securitization Corp., 6.10%, 1/24/00......     51,699      50,867
Preferred Receivables Funding Corp., 6.05%, 1/10/00....     29,314      28,983
Receivables Capital Corp., 6.07%, 1/28/00..............     59,201      58,273
                                                                   -----------
                                                                       170,489
                                                                   -----------
Finanacial Services (1.6%)
Golden Funding Corp., 6.10%, 1/28/00...................    124,078     122,160
Liberty Street Funding Corp., 6.07%-6.13%, 1/31/00-
 2/17/00...............................................     90,474      88,855
Moat Funding Corp., 5.98%-6.07%, 1/14/00-2/11/00.......    140,715     138,750
Orix Corp., 6.47%-6.50%, 1/10/00-1/14/00...............    219,014     216,625
Superior Funding Corp., 6.00%-6.14%, 1/18/00-1/31/00...    105,479     104,072
                                                                   -----------
                                                                       670,462
                                                                   -----------
Miscellaneous (1.7%)
ConAgra, Inc., 6.25%-6.33%, 1/18/00-2/4/00.............    193,588     191,529
MCI WorldCom, 6.11%, 1/18/00...........................     38,774      38,366
Moriarity, 12.75%, 1/4/00..............................    258,496     258,130
Norfolk Southern Corp., 6.30%, 1/14/00.................    103,399     102,313

                                   Continued

ISG FUNDS                                      Schedule of Portfolio Investments
Mid-Cap Fund                                                   December 31, 1999

 Short-Term Securities+, continued

                                                        Shares or    Market
                                                        Principal     Value
                                                          Amount    (Note 2)
                                                        ---------- -----------

Commercial Paper, continued
Miscellaneous, continued
Tyco International, Ltd., 6.43%-6.65%, 1/10/00-
 1/31/00............................................... $  142,173 $   140,614
                                                                   -----------
                                                                       730,952
                                                                   -----------
Total Commercial Paper.................................              1,571,903
                                                                   -----------
Floating Rate Notes (0.3%)
Financial Services (0.2%)
General Motors Acceptance Corp., 4.49%*, 11/13/00......     31,020      31,020
KeyCorp., 6.42%*, 10/23/00.............................     25,850      25,850
Textron Financial Corp., 5.92%*, 5/12/00...............     25,850      25,834
                                                                   -----------
                                                                        82,704
                                                                   -----------
Miscellaneous (0.1%)
Tyco International, Ltd., 6.72%*, 9/5/00...............     38,774      38,765
                                                                   -----------
Total Floating Rate Notes..............................                121,469
                                                                   -----------

 Short-Term Securities+, continued

                                                        Shares or    Market
                                                        Principal     Value
                                                          Amount    (Note 2)
                                                        ---------- -----------

Investment Companies (0.6%)
AIM Liquid Asset Money Market Fund.....................    241,208 $   241,208
                                                                   -----------
TOTAL SHORT-TERM SECURITIES
 (Cost $1,934,580).....................................              1,934,580
                                                                   -----------
TOTAL INVESTMENTS (Cost $32,686,827) (a) -- (108.1%)...             45,095,163
Liabilities in excess of other assets -- (-8.1%).......             (3,374,573)
                                                                   -----------
TOTAL NET ASSETS -- (100.0%)...........................            $41,720,590
                                                                   ===========

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation........................................ $13,238,818
    Unrealized depreciation........................................    (830,482)
                                                                    -----------
    Net unrealized appreciation.................................... $12,408,336
                                                                    ===========

(b) Non-income producing security.
 * Variable rate security. Rate represents rate in effect at December 31, 1999. + Represents securities purchased with cash collateral received on securities loaned.

                       See notes to financial statements

ISG FUNDS
Mid-Cap Fund

 Statement of Assets and Liabilities

                                                               December 31, 1999

Assets:
Investments, at value (cost $32,686,827)...............             $45,095,163
Cash...................................................                   6,462
Interest and dividends receivable......................                  19,207
Receivable for capital shares issued...................                  71,344
Prepaid expenses and other assets......................                     140
                                                                    -----------
 Total Assets..........................................              45,192,316
Liabilities:
Payable for return of collateral held for securities on
 loan..................................................  $1,941,042
Payable for investments purchased......................   1,446,451
Payable for capital shares redeemed....................       3,500
 Investment advisory fees..............................      26,991
 Administration fees...................................         642
 Distribution fees.....................................       5,575
 Custodian fees........................................       1,364
 Other.................................................      46,161
                                                         ----------
 Total Liabilities.....................................               3,471,726
                                                                    -----------
Net Assets:
Capital................................................              29,882,160
Accumulated net realized losses from investment
 transactions..........................................                (569,906)
Net unrealized appreciation (depreciation) from
 investments...........................................              12,408,336
                                                                    -----------
Net Assets.............................................             $41,720,590
                                                                    ===========
Class A Shares
 Net Assets............................................             $ 2,357,139
 Shares outstanding....................................                 136,001
 Redemption price per share............................             $     17.33
                                                                    ===========
Class A Shares -- Maximum Sales Charge.................                   4.75%
                                                                    ===========
 Maximum Offering Price Per Share (100%/(100% --
   Maximum Sales Charge) of net asset value adjusted to
  the nearest cent)....................................             $     18.19
                                                                    ===========
Class B Shares
 Net Assets............................................             $ 2,177,430
 Shares outstanding....................................                 126,040
 Offering price per share*.............................             $     17.28
                                                                    ===========
Institutional Shares
 Net Assets............................................             $37,186,021
 Shares outstanding....................................               2,140,968
 Offering and redemption price per share...............             $     17.37
                                                                    ===========

---------
* Redemption price per share varies by length of time shares are held.

 Statement of Operations

                                      For the period ended December 31, 1999 (a)

Investment Income:
Interest income.........................................          $    62,704
Dividend income.........................................                8,848
Income from securities lending..........................                1,089
                                                                  -----------
 Total Investment Income................................               72,641
Expenses:
Investment advisory fees................................ $102,115
Administration fees.....................................   15,317
Distribution fees -- Class A Shares.....................    1,503
Distribution fees -- Class B Shares.....................    2,945
Shareholder servicing fees -- Class A Shares............      902
Shareholder servicing fees -- Class B Shares............      982
Shareholder servicing fees -- Institutional Shares......   13,827
Custodian fees..........................................    3,465
Accounting fees.........................................   14,503
Transfer agent fees.....................................   28,214
Directors' fees.........................................      274
Registration and filing fees............................   23,550
Audit fees..............................................   13,149
Other fees..............................................    8,083
                                                         --------
 Total expenses before voluntary fee reductions.........              228,829
 Expenses voluntarily reduced...........................                 (745)
                                                                  -----------
 Net expenses...........................................              228,084
                                                                  -----------
Net Investment Income (Loss)............................             (155,443)
                                                                  -----------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment
 transactions...........................................             (569,906)
Net change in unrealized appreciation (depreciation)
 from investments.......................................           12,408,336
                                                                  -----------
Net realized/unrealized gains (losses) from
 investments............................................           11,838,430
                                                                  -----------
Change in net assets resulting from operations..........          $11,682,987
                                                                  ===========

---------
(a) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

ISG FUNDS
Mid-Cap Fund

 Statement of Changes in Net Assets

                                                                   Period Ended
                                                                   December 31,
                                                                     1999(a)
                                                                   ------------
From Investment Activities:
Operations:
 Net Investment income (loss)..................................... $  (155,443)
 Net realized gains (losses) from investment transactions.........    (569,906)
 Net change in unrealized appreciation (depreciation) from
  investments.....................................................  12,408,336
                                                                   -----------
Change in net assets resulting from operations....................  11,682,987
                                                                   -----------
Change in net assets from capital transactions....................  30,037,603
                                                                   -----------
Change in net assets..............................................  41,720,590
Net Assets:
 Beginning of period..............................................          --
                                                                   -----------
 End of period.................................................... $41,720,590
                                                                   ===========

---------
(a) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

ISG FUNDS
Mid-Cap Fund

 Financial Highlights, Class A Shares

                                                                  Period Ended
                                                                  December 31,
                                                                    1999(a)+
                                                                  ------------
Net Asset Value, Beginning of Period.............................    $10.00
                                                                     ------
Investment Activities
 Net investment income (loss)....................................     (0.14)
 Net realized and unrealized gains (losses) from investments.....      7.47
                                                                     ------
 Total from Investment Activities................................      7.33
                                                                     ------
Net change in asset value........................................      7.33
                                                                     ------
Net Asset Value, End of Period...................................    $17.33
                                                                     ======
Total Return (excludes sales charge).............................     73.30% (b)
Ratios/Supplementary Data:
Net Assets at end of period (000)................................    $2,357
Ratio of expenses to average net assets..........................      2.28% (c)
Ratio of net investment income (loss) to average net assets......     (1.62)%(c)
Ratio of expenses to average net assets*.........................      2.29% (c)
Portfolio turnover**.............................................        20%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
 + Net investment income (loss) is based on average shares outstanding during the period.
(a) For the period from May 4,1999 (commencement of operations) through December 31, 1999.
(b) Not annualized.
(c) Annualized.

 Financial Highlights, Class B Shares

                                                                  Period Ended
                                                                  December 31,
                                                                    1999(a)+
                                                                  ------------
Net Asset Value, Beginning of Period.............................    $10.00
                                                                     ------
Investment Activities
 Net investment income (loss)....................................     (0.19)
 Net realized and unrealized gains (losses) from investments.....      7.47
                                                                     ------
 Total from Investment Activities................................      7.28
                                                                     ------
Net change in asset value........................................      7.28
                                                                     ------
Net Asset Value, End of Period...................................    $17.28
                                                                     ======
Total Return (excludes redemption charge)........................     72.80% (b)
Ratios/Supplementary Data:
Net Assets at end of period (000)................................    $2,177
Ratio of expenses to average net assets..........................      2.86% (c)
Ratio of net investment income (loss) to average net assets......     (2.17)%(c)
Ratio of expenses to average net assets*.........................      2.86% (c)
Portfolio turnover**.............................................        20%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
 + Net investment income (loss) is based on average shares outstanding during the period.
(a) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

ISG FUNDS
Mid-Cap Fund

 Financial Highlights, Institutional Shares

                                                                 Period Ended
                                                                 December 31,
                                                                  1999 (a)+
                                                                 ------------
Net Asset Value, Beginning of Period............................   $ 10.00
                                                                   -------
Investment Activities
 Net investment income (loss)...................................     (0.12)
 Net realized and unrealized gains (losses) from investments....      7.49
                                                                   -------
 Total from Investment Activities...............................      7.37
                                                                   -------
Net change in asset value.......................................      7.37
                                                                   -------
Net Asset Value, End of Period..................................   $ 17.37
                                                                   =======
Total Return....................................................     73.70% (b)
Ratios/Supplementary Data:
Net Assets at end of period (000)...............................   $37,186
Ratio of expenses to average net assets.........................      2.18% (c)
Ratio of net investment income (loss) to average net assets.....     (1.47)%(c)
Ratio of expenses to average net assets*........................      2.18% (c)
Portfolio turnover**............................................        20%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
 + Net investment income (loss) is based on average shares outstanding during the period.
(a) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

               William A. Womack
[PHOTO]        Portfolio Manager
               ISG Small-Cap Opportunity Fund+

-------------------------------------------------------------------------------
 Investment Goal
 The Fund aggressively seeks to provide investors with the potential to achieve a high level of total return through investments in smaller, domestic, high-growth companies with small capitalizations. The Fund is most suitable for investors who are investing for the long term and are comfortable assuming the additional risk of investing in stocks in exchange for potentially higher total returns.
-------------------------------------------------------------------------------

Q. How did the Fund perform during the period?

A. For the 12 months ended December 31, 1999, the Fund's total return was 4.72% (Class A Shares at NAV)./1/ In comparison, the Russell 2000 Index rose 21.26%.

Q. What factors affected your performance?

A. Nineteen-ninety-nine was a year in which large-cap stocks dominated the market; investors chased big growth stocks and generally ignored the smaller names we favored. Only during the April-July period did investors recognize the value of the type of stocks that comprise most of our portfolio.

We found it tough to find technology companies with capitalizations under $1.5 billion--our usual target--and even tougher to find such companies with earnings. Although not all of the stocks in our portfolio have measurable earnings, most have, and we feel more comfortable owning stocks that provide consistent earnings growth.

However, in the fourth quarter, we bought into some technology stocks that appeared unusually attractive, despite the sector's high valuations. At the end of the period, we had more than 32% of the Fund invested in the tech sector, a fairly high percentage for us.*

Q. What other steps did you take to actively manage the portfolio in a market with such narrow focus?

A. For one thing, we moved out of stocks that had proven disappointing--names such as Cracker Barrel, which bottomed out unexpectedly. We also decreased our exposure to the energy sector toward the end of the period. Earlier in the year, as the price of oil rose sharply, we profited from our energy holdings. We concluded that further gains in this area were dependent upon actions within OPEC, and we were not willing to commit capital based on those circumstances.*

In the communications and technology arena, we made money with such names as Cree Research (4.32% of the Fund's net assets), which develops semiconductor devices; eSoft (2.33%) and Critical Path (3.72%), both Internet-related businesses; and Power-One, which manufactures computer memory devices.*

We also did fairly well in the restaurant area, where we continue to have a heavy presence. We also moved into health care; this was our biggest shift during the year. We now own such names as Health Management Associates (3.22%) and ATS Medical (1.72%).*

Q. What is your outlook for 2000?

A. We believe that the technology and communications sectors will remain the driving forces in the market. We believe anything to do with the Internet backbone should do well, with the emphasis more on business-to-business activity than on serving individual customers. On a larger level, we anticipate that productivity will keep inflation in check, which will enable many growth stocks to continue to prosper, though not without significant volatility.

---------
+ Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large-company stocks on average.
/1/Including the 4.75% sales load, the Fund's return was -0.22% for the period.
* The Fund's portfolio composition is subject to change.
Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                        ISG Small-Cap Opportunity Fund
                     Performance (as of December 31, 1999)

-------------------------------------------------------------------------------

                                    [CHART]

                                 Class A Shares

            Small-Cap              Small-Cap
         Opportunity Fund       Opportunity Fund
         with Sales Charge     without Sales Charge     Russell 2000 Stock Index

1989          9,530                  10,000                      10,000
1990          8,900                   9,339                       8,049
1991         14,163                  14,861                      11,758
1992         17,699                  18,571                      13,920
1993         23,328                  24,477                      16,552
1994         21,647                  22,713                      16,251
1995         27,812                  29,182                      20,873
1996         34,761                  36,473                      24,315
1997         43,247                  45,377                      29,752
1998         40,134                  42,111                      28,995
1999         42,027                  44,098                      35,158

                                    [CHART]


                             Class B Shares

           Small-Cap Opportunity Fund       Russell 2000 Stock Index

1989                10,000                            10,000
1990                 9,339                             8,049
1991                14,861                            11,756
1992                18,571                            13,920
1993                24,477                            18,552
1994                22,713                            16,251
1995                29,182                            20,873
1996                36,473                            24,315
1997                45,377                            29,752
1998                42,143                            28,995
1999                43,577                            35,158


 The Class B contingent deferred
 sales charge (CDSC) is not
 included in the above graph, since
 the performance is for more than 6
 years and the CDSC would no longer
 apply.

                                    [CHART]

                             Institutional Shares

                    Small-Cap Opportunity Fund      Russell 2000 Stock Index

           1989              10,000                           10,000
           1990               9,339                            8,049
           1991              14,861                           11,758
           1992              18,571                           13,920
           1993              24,477                           16,552
           1994              22,713                           16,251
           1995              29,182                           20,873
           1996              36,473                           24,315
           1997              45,377                           29,752
           1998              42,111                           28,995
           1999              43,967                           35,158


                                                             Average Annual
                                                              Total Return
                                                        ------------------------
                                                        Without Sales With Sales
                                                           Charge      Charge*
Class A Shares                                          ------------- ----------
1-Year.................................................     4.72%       -0.22%
5-Year.................................................    14.19%       13.08%
10-Year................................................    16.00%       15.44%

*Reflects the maximum sales charge of 4.75%.

                                                                  Average Annual
                                                                   Total Return
                                                                  --------------
                                                                  Without  With
                                                                   CDSC   CDSC**
Class B Shares                                                    ------- ------
1-Year...........................................................  3.40%   0.40%
5-Year........................................................... 13.92%  13.80%
10-Year.......................................................... 15.86%  15.86%

**Reflects the applicable contingent deferred sales charge
(maximum 4.00%).

The data for Class B Shares primarily represents the results of the Class A Shares. Actual Class B Shares average annual total return and hypothetical growth results would have been lower. See notes below.

                                                                  Average Annual
                                                                   Total Return
Institutional Shares                                              --------------
1-Year...........................................................      4.41%
5-Year...........................................................     14.12%
10-Year..........................................................     15.96%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.
The quoted returns reflect the performance from 8/1/94 to 12/14/98 of the DG Opportunity Fund (the "Predecessor Fund"), an open-end investment company that was the predecessor fund to the ISG Small-Cap Opportunity Fund.
Performance for the Class B Shares, which commenced operations on 12/21/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.
The Institutional Share class was initially offered on 12/14/98 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.
The Predecessor Fund commenced operations on 8/1/94 through a transfer of assets from certain collective trust fund ("commingled") accounts managed by Deposit Guaranty Corp., using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected. The performance also reflects reinvestment of dividends and capital gain distributions.
The Fund's performance is compared to the Russell 2000 Stock Index, an unmanaged index generally representative of the performance of small-capitalization stocks. The index does not reflect expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.
Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                         ISG Small-Cap Opportunity Fund
                           (as of December 31, 1999)

--------------------------------------------------------------------------------

                                    [CHART]

                                Sector Profile*
                  Retail                               12.3%
                  Restaurant                           15.7%
                  Health Care                           8.7%
                  Transportation                        3.3%
                  Telecommunications                   10.4%
                  Cash                                  1.7%
                  Capital Goods                         3.8%
                  Financial Services                    2.7%
                  Leisure                               0.5%
                  Oil Field Services                    2.1%
                  Business Equipment & Services         2.7%
                  Oil & Gas Exploration                 0.7%
                  Consumer Non-Durables                 1.1%
                  Technology                           34.3%

                            Top 10 Equity Holdings*

                                                                 Percent of
                                                             Total Investments**
                                                             -------------------
      1. Power-One, Inc. ..................................         5.9%
      2. Cree Research, Inc. ..............................         4.3%
      3. World Access, Inc. ...............................         4.2%
      4. Carrier Access Corp. .............................         3.8%
      5. Critical Path, Inc. ..............................         3.7%
      6. Outback Steakhouse, Inc ..........................         3.4%
      7. Health Mgmt. Associates...........................         3.2%
      8. Terex Corp. ......................................         3.1%
      9. Rare Hospitality International, Inc. .............         2.9%
     10. PF Changs China Bistro, Inc. .....................         2.8%

   * The Fund's portfolio composition is subject to change.
  ** Total investments excluding short-term securities held as collateral.

ISG FUNDS                                      Schedule of Portfolio Investments
Small-Cap Opportunity Fund                                     December 31, 1999

 Common Stocks (98.5%)

                                                          Shares or   Market
                                                          Principal    Value
                                                           Amount    (Note 2)
                                                          --------- -----------
Air Transportation (0.8%)
AirTran Holdings, Inc. (b)...............................  171,000  $   774,844
                                                                    -----------
Business Equipment & Services (2.9%)
Acxiom Corp. (b).........................................    8,000      192,000
MasTec, Inc. (b).........................................   46,000    2,047,000
OfficeMax, Inc. (b)......................................   80,000      440,000
                                                                    -----------
                                                                      2,679,000
                                                                    -----------
Capital Goods (3.8%)
AGCO Corp................................................   49,500      665,156
Terex Corp. (b)..........................................  101,000    2,802,750
                                                                    -----------
                                                                      3,467,906
                                                                    -----------
Computer Hardware (2.7%)
eSoft, Inc. (b)..........................................   73,000    2,126,125
Rainbow Technologies, Inc. (b)...........................   15,000      348,750
                                                                    -----------
                                                                      2,474,875
                                                                    -----------
Computer Software and Services (2.7%)
Computer Network Technology Corp. (b)....................   26,000      596,375
Eclipsys Corp. (b).......................................   36,000      922,500
IONA Technologies PLC--ADR (b)...........................   17,000      926,500
                                                                    -----------
                                                                      2,445,375
                                                                    -----------
Consumer Non-Durables (1.1%)
Hain Food Group, Inc. (b)................................   44,700    1,000,163
                                                                    -----------
Data Warehousing (1.8%)
MTI Technology Corp. (b).................................   45,000    1,659,375
                                                                    -----------
Electronic Components (5.9%)
Power-One, Inc. (b)......................................  117,000    5,360,063
                                                                    -----------
Entertainment (2.4%)
Hollywood Entertainment Corp. (b)........................  151,000    2,189,500
                                                                    -----------
Fiber-optics (2.3%)
MRV Communications, Inc. (b).............................   33,000    2,074,875
                                                                    -----------
Financial Services (2.7%)
Morgan Keegan, Inc. .....................................   85,000    1,429,062
T. Rowe Price Associates.................................   29,000    1,071,188
                                                                    -----------
                                                                      2,500,250
                                                                    -----------
Health Care (1.6%)
McKesson HBOC, Inc. .....................................   23,000      518,938
Neotherapeutics, Inc. (b)................................   71,000      940,750
                                                                    -----------
                                                                      1,459,688
                                                                    -----------
Internet Services (9.5%)
Critical Path, Inc. (b)..................................   36,000    3,397,499
Digital River, Inc. (b)..................................   51,400    1,712,263
e-Net, Inc. (b)..........................................   15,500      192,781
iXL Enterprises, Inc. (b)................................   41,000    2,275,500
MessageMedia Inc. (b)....................................   42,000      588,000
Netzee, Inc. (b).........................................   33,000      548,625
                                                                    -----------
                                                                      8,714,668
                                                                    -----------
Leisure (0.5%)
Action Performance Companies, Inc. (b)...................   41,600      478,400
                                                                    -----------
Medical-Hospital Management Services (3.2%)
Health Management Associates, Inc. (b)...................  220,000    2,942,500
                                                                    -----------

 Common Stocks, continued

                                                       Shares or    Market
                                                       Principal     Value
                                                         Amount    (Note 2)
                                                       ---------- -----------
Medical Equipment & Supplies (2.9%)
ATS Medical, Inc. (b).................................    105,000 $ 1,568,438
Laser Vision Centers, Inc. (b)........................     98,000   1,035,125
                                                                  -----------
                                                                    2,603,563
                                                                  -----------
Oil & Gas Exploration (0.7%)
Ocean Energy, Inc. (b)................................     82,000     635,500
                                                                  -----------
Oil Field Services (2.1%)
Gulf Island Fabrication, Inc. (b).....................    148,000   1,387,500
TransCoastal Marine Services, Inc. (b)................    175,000     503,125
                                                                  -----------
                                                                    1,890,625
                                                                  -----------
Restaurants (15.8%)
CBRL Group, Inc. .....................................    141,000   1,368,141
CEC Entertainment, Inc. (b)...........................     84,000   2,383,500
Outback Steakhouse, Inc. (b)..........................    120,000   3,112,499
P.F. Chang's China Bistro, Inc. (b)...................    102,000   2,537,250
RARE Hospitality International,
 Inc. (b).............................................    120,000   2,596,875
Tricon Global Restaurants, Inc. (b)...................     60,000   2,317,500
                                                                  -----------
                                                                   14,315,765
                                                                  -----------
Retail (9.9%)
Ames Department Stores, Inc. (b)......................     78,000   2,247,374
Goody's Family Clothing, Inc. (b).....................    124,300     668,113
Horizon Pharmacies, Inc. (b)..........................     76,300     200,288
JAKKS Pacific, Inc. (b)...............................     30,500     569,969
Micro Warehouse, Inc. (b).............................    110,000   2,035,000
Pier 1 Imports, Inc. .................................    355,000   2,263,124
Rainbow Rentals, Inc. (b).............................     31,100     223,531
THQ, Inc. (b).........................................     37,800     876,488
                                                                  -----------
                                                                    9,083,887
                                                                  -----------
Technology (3.8%)
Datastream Systems, Inc. (b)..........................     71,500   1,756,219
Insight Enterprises, Inc. (b).........................     43,000   1,746,875
                                                                  -----------
                                                                    3,503,094
                                                                  -----------
Telecommunications (16.9%)
Carrier Access Corp. (b)..............................     51,900   3,493,519
Cree Research, Inc. (b)...............................     46,500   3,949,593
ITC DeltaCom, Inc. (b)................................     77,000   2,127,125
Paradyne Networks, Inc. (b)...........................     70,000   1,907,500
World Access, Inc. (b)................................    200,000   3,850,000
                                                                  -----------
                                                                   15,327,737
                                                                  -----------
Transportation (2.5%)
Hunt (J.B.) Transport Services, Inc. .................    164,500   2,277,297
                                                                  -----------
TOTAL COMMON STOCKS
 (Cost $76,467,749)...................................             89,858,950
                                                                  -----------

 Cash Equivalents (1.4%)
Bank of New York Cash Reserve......................... $1,320,041   1,320,041
                                                                  -----------
TOTAL CASH EQUIVALENTS
 (Cost $1,320,041)....................................              1,320,041
                                                                  -----------

                                   Continued

ISG FUNDS                                      Schedule of Portfolio Investments
Small-Cap Opportunity Fund                                     December 31, 1999

 Short-Term Securities+ (8.1%)

                                                           Shares or  Market
                                                           Principal   Value
                                                            Amount   (Note 2)
                                                           --------- ---------
Commercial Paper (6.6%)
Asset Backed-Miscellaneous (0.7%)
Enterprise Funding Corp., 5.95%, 1/13/00.................. $ 125,348 $ 124,125
Falcon Asset Securitization Corp., 6.10%, 1/24/00.........   198,272   195,081
Preferred Receivables Funding Corp., 6.05%, 1/10/00.......   112,420   111,155
Receivables Capital Corp., 6.07%, 1/28/00.................   227,042   223,481
                                                                     ---------
                                                                       653,842
                                                                     ---------
Financial Services (2.8%)
Golden Funding Corp., 6.10%, 1/28/00......................   475,854   468,498
Liberty Street Funding Corp., 6.07% -- 6.13%, 1/31/00-
 2/17/00..................................................   346,977   340,768
Moat Funding Corp., 5.98% -- 6.07%, 1/14/00 -- 2/11/00....   539,658   532,121
Orix Corp., 6.47% -- 6.50%, 1/10/00 -- 1/14/00............   839,941   830,781
Superior Funding Corp., 6.00% -- 6.14%, 1/18/00 --
  1/31/00.................................................   404,525   399,129
                                                                     ---------
                                                                     2,571,297
                                                                     ---------
Miscellaneous (3.1%)
ConAgra, Inc., 6.25% -- 6.33%, 1/18/00 -- 2/4/00..........   742,431   734,534
MCI WorldCom, 6.11%, 1/18/00..............................   148,704   147,139
Moriarity, 12.75%, 1/4/00.................................   991,362   989,957
Norfolk Southern Corp., 6.30%, 1/14/00....................   396,545   392,381
Tyco International, Ltd., 6.43% -- 6.65%, 1/10/00 --
  1/31/00.................................................   545,249   539,271
                                                                     ---------
                                                                     2,803,282
                                                                     ---------
Total Commercial Paper....................................           6,028,421
                                                                     ---------

 Short-Term Securities+, continued

                                                          Shares or   Market
                                                          Principal    Value
                                                           Amount    (Note 2)
                                                          --------- -----------
Floating Rate Notes (0.5%)
Finanacial Services (0.3%)
General Motors Acceptance Corp., 4.49%*, 11/13/00........ $118,963  $   118,963
KeyCorp, 6.42%*, 10/23/00................................   99,136       99,136
Textron Financial Corp., 5.92%*, 5/12/00.................   99,136       99,078
                                                                    -----------
                                                                        317,177
                                                                    -----------
Miscellaneous (0.2%)
Tyco International, Ltd., 6.72%*, 9/5/00.................  148,704      148,668
                                                                    -----------
Total Floating Rate Notes................................               465,845
                                                                    -----------
Investment Companies (1.0%)
AIM Liquid Asset Money Market Fund.......................  925,057      925,057
                                                                    -----------
TOTAL SHORT-TERM SECURITIES
 (Cost $7,419,323).......................................             7,419,323
                                                                    -----------
TOTAL INVESTMENTS
 (Cost $85,207,113) (a) -- (108.0%)......................            98,598,314
Liabilities in excess of other assets --
 (-8.0%).................................................            (7,263,319)
                                                                    -----------
TOTAL NET ASSETS -- (100.0%).............................           $91,334,995
                                                                    ===========

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $1,029,017. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation....................................... $ 20,967,989
    Unrealized depreciation.......................................   (8,605,805)
                                                                   ------------
    Net unrealized appreciation................................... $ 12,362,184
                                                                   ============

(b) Non-income producing security.
* Variable rate security. Rate represents rate in effect at December 31, 1999. + Represents securities purchased with cash collateral received on securities loaned.
ADR -- American Depository Receipt
PLC -- Public Limited Company

                       See notes to financial statements

ISG FUNDS
Small-Cap Opportunity Fund


 Statement of Assets and Liabilities

                                                               December 31, 1999

Assets:
Investments, at value (cost $85,207,113)...............             $98,598,314
Cash...................................................                  24,784
Interest and dividends receivable......................                  17,462
Receivable for capital shares issued...................                   4,994
Receivable for investments sold........................               1,020,636
Receivable from investment adviser.....................                  23,442
Prepaid expenses and other assets......................                  15,697
                                                                    -----------
 Total Assets..........................................              99,705,329
Liabilities:
Payable for return of collateral held for securities on
 loan..................................................  $7,444,107
Payable for investments purchased......................     816,265
Accrued expenses and other payables:
 Investment advisory fees..............................      73,560
 Administration fees...................................       1,499
 Distribution fees.....................................      11,874
 Custodian fees........................................          64
 Other.................................................      22,965
                                                         ----------
 Total Liabilities.....................................               8,370,334
                                                                    -----------
Net Assets:
Capital................................................              83,962,967
Accumulated net realized losses from investment
 transactions..........................................              (6,019,173)
Net unrealized appreciation (depreciation) from
 investments...........................................              13,391,201
                                                                    -----------
Net Assets.............................................             $91,334,995
                                                                    ===========
Class A Shares
 Net Assets............................................             $ 8,205,380
 Shares outstanding....................................                 605,820
 Redemption price per share............................             $     13.54
                                                                    ===========
Class A Shares -- Maximum Sales Charge.................                    4.75%
                                                                    -----------
 Maximum Offering Price Per Share (100%/(100% --
   Maximum Sales Charge) of net asset value adjusted to
  the nearest cent)....................................             $     14.22
                                                                    ===========
Class B Shares
 Net Assets............................................             $   385,296
 Shares outstanding....................................                  28,791
 Offering price per share*.............................             $     13.38
                                                                    ===========
Institutional Shares
 Net Assets............................................             $82,744,319
 Shares outstanding....................................               6,127,282
 Offering and redemption price per share...............             $     13.50
                                                                    ===========

---------
* Redemption price per share varies by length of time shares are held.

 Statement of Operations

                                            For the year ended December 31, 1999

Investment Income:
Interest income..........................................           $  478,759
Dividend income..........................................              131,433
Income from securities lending...........................               49,467
                                                                    ----------
 Total Investment Income.................................              659,659
Expenses:
Investment advisory fees.................................  $937,481
Administration fees......................................   148,024
Distribution fees -- Class A Shares......................    29,091
Distribution fees -- Class B Shares......................     1,942
Shareholder servicing fees -- Class A Shares.............    17,443
Shareholder servicing fees -- Class B Shares.............       648
Shareholder servicing fees -- Institutional Shares.......   131,936
Custodian fees...........................................    30,951
Accounting fees..........................................    25,085
Transfer agent fees......................................    70,090
Directors' fees..........................................     2,892
Other fees...............................................    83,296
                                                           --------
 Total expenses before voluntary fee
  reductions/reimbursements..............................            1,478,879
 Expenses voluntarily reduced/reimbursed.................             (164,026)
                                                                    ----------
 Net expenses............................................            1,314,853
                                                                    ----------
Net Investment Income (Loss).............................             (655,194)
                                                                    ----------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment
 transactions............................................            5,374,037
Net change in unrealized appreciation (depreciation) from
 investments.............................................             (762,714)
                                                                    ----------
Net realized/unrealized gains (losses) from investments..            4,611,323
                                                                    ----------
Change in net assets resulting from operations...........           $3,956,129
                                                                    ==========

                       See notes to financial statements

ISG FUNDS
Small-Cap Opportunity Fund

 Statements of Changes in Net Assets

                                        Year Ended   Period Ended   Year Ended
                                       December 31,  December 31,  February 28,
                                           1999        1998(a)         1998
                                       ------------  ------------  ------------
From Investment Activities:
Operations:
 Net investment income (loss)........  $   (655,194) $   (387,203) $   (398,934)
 Net realized gains (losses) from
  investment transactions............     5,374,037   (11,393,210)   24,232,586
 Net change in unrealized
  appreciation (depreciation) from
  investments........................      (762,714)   (3,912,574)    8,351,884
                                       ------------  ------------  ------------
Change in net assets resulting from
 operations..........................     3,956,129   (15,692,987)   32,185,536
                                       ------------  ------------  ------------
Distributions to Class A
 Shareholders:
 From net realized gains on
  investment transactions............            --    (7,316,799)  (16,352,806)
                                       ------------  ------------  ------------
Change in net assets from shareholder
 distributions.......................            --    (7,316,799)  (16,352,806)
                                       ------------  ------------  ------------
Change in net assets from capital
 transactions........................   (20,074,662)    7,591,804    26,511,632
                                       ------------  ------------  ------------
Change in net assets.................   (16,118,533)  (15,417,982)   42,344,362
Net Assets:
 Beginning of period.................   107,453,528   122,871,510    80,527,148
                                       ------------  ------------  ------------
 End of period.......................  $ 91,334,995  $107,453,528  $122,871,510
                                       ============  ============  ============

---------
(a) For the period from March 1, 1998 through December 31, 1998.

                       See notes to financial statements

ISG FUNDS
Small-Cap Opportunity Fund


 Financial Highlights, Class A Shares

                          Year Ended  Period Ended     Year Ended   Year Ended   Year Ended   Year Ended
                         December 31, December 31,    February 28, February 28, February 28, February 28,
                            1999+       1998 (d)          1998         1997         1996       1995 (a)
                         ------------ ------------    ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....    $12.93      $ 15.84         $  13.53     $ 12.79      $ 11.15      $ 10.00
                            ------      -------         --------     -------      -------      -------
Investment Activities
 Net investment income
  (loss)................     (0.08)       (0.42)           (0.05)      (0.03)          --         0.02
 Net realized and
  unrealized gains
  (losses) from
  investments...........      0.69        (1.61)            4.90        1.60         3.30         1.17
                            ------      -------         --------     -------      -------      -------
 Total from Investment
  Activities............      0.61        (2.03)            4.85        1.57         3.30         1.19
                            ------      -------         --------     -------      -------      -------
Distributions
 Net investment income..        --           --               --          --           --        (0.02)
 Net realized gains.....        --        (0.88)           (2.54)      (0.83)       (1.66)       (0.02)
                            ------      -------         --------     -------      -------      -------
 Total Distributions....        --        (0.88)           (2.54)      (0.83)       (1.66)       (0.04)
                            ------      -------         --------     -------      -------      -------
Net change in asset
 value..................      0.61        (2.91)            2.31        0.74         1.64         1.15
                            ------      -------         --------     -------      -------      -------
Net Asset Value, End of
 Period.................    $13.54      $ 12.93         $  15.84     $ 13.53      $ 12.79      $ 11.15
                            ======      =======         ========     =======      =======      =======
Total Return (excludes
 sales charge)..........      4.72%      (13.00)%(b)       37.81%      12.08%       31.42%       11.84%(b)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........    $8,205      $11,145         $122,872     $80,527      $53,477      $36,664
Ratio of expenses to
 average net assets.....      1.33%        1.38% (c)        1.20%       1.14%        1.17%        0.79%(c)
Ratio of net investment
 income (loss) to
 average net assets.....     (0.65)%      (0.42)%(c)       (0.39)%     (0.24)%       0.00%        0.06%(c)
Ratio of expenses to
 average net assets*....      1.71%        1.39% (c)        1.31%       1.30%        1.52%        2.13%(c)
Portfolio turnover**....       220%         110%             180%        116%         154%          45%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
 + Net investment income (loss) is based on average shares outstanding during the period.
(a) For the period from August 1, 1994 (commencement of operations) through February 28, 1995.
(b) Not annualized.
(c) Annualized.
(d) For the period March 1, 1998 through December 31, 1998. In conjunction with the reorganization of the ISG Funds, the Fund changed its fiscal year end to December 31.

 Financial Highlights, Class B Shares

                                                     Year Ended  Period Ended
                                                    December 31, December 31,
                                                       1999+       1998(a)
                                                    ------------ ------------
Net Asset Value, Beginning of Period...............    $12.94       $12.38
                                                       ------       ------
Investment Activities
 Net investment income (loss)......................     (0.20)          --
 Net realized and unrealized gains (losses) from
  investments......................................      0.64         0.56
                                                       ------       ------
 Total from Investment Activities..................      0.44         0.56
                                                       ------       ------
Net change in asset value..........................      0.44         0.56
                                                       ------       ------
Net Asset Value, End of Period.....................    $13.38       $12.94
                                                       ======       ======
Total Return (excludes redemption charge)..........      3.40%        4.52% (b)
Ratios/Supplementary Data:
Net Assets at end of period (000)..................    $  385       $    8
Ratio of expenses to average net assets............      2.31%        1.36% (c)
Ratio of net investment income (loss) to average
 net assets........................................     (1.61)%      (0.45)%(c)
Ratio of expenses to average net assets*...........      2.33%        2.35% (c)
Portfolio turnover**...............................       220%         110%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
 + Net investment income (loss) is based on average shares outstanding during the period.
(a) For the period from December 21, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

ISG FUNDS
Small-Cap Opportunity Fund

 Financial Highlights, Institutional Shares

                                                     Year Ended  Period Ended
                                                    December 31, December 31,
                                                       1999+       1998 (a)
                                                    ------------ ------------
Net Asset Value, Beginning of Period...............   $ 12.93      $ 11.85
                                                      -------      -------
Investment Activities
 Net investment income (loss)......................     (0.08)          --
 Net realized and unrealized gains (losses) from
  investments......................................      0.65         1.08
                                                      -------      -------
 Total from Investment Activities..................      0.57         1.08
                                                      -------      -------
Net change in asset value..........................      0.57         1.08
                                                      -------      -------
Net Asset Value, End of Period.....................   $ 13.50      $ 12.93
                                                      =======      =======
Total Return.......................................      4.41%        9.11% (b)
Ratios/Supplementary Data:
Net Assets at end of period (000)..................   $82,744      $96,301
Ratio of expenses to average net assets............      1.33%        1.33% (c)
Ratio of net investment income (loss) to average
 net assets........................................     (0.66)%      (0.54)%(c)
Ratio of expenses to average net assets*...........      1.47%        1.48% (c)
Portfolio turnover**...............................       220%         110%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
 + Net investment income (loss) is based on average shares outstanding during the period.
(a) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Lazard International Equity Investment Team
ISG International Equity Fund+

--------------------------------------------------------------------------------
 Investment Goal

 The Fund seeks to provide investors
 with capital appreciation. The Fund
 invests primarily in the equity
 securities of foreign issuers that
 the Fund manager considers
 attractive based on their return on
 total capital or equity. The Fund
 expects to invest primarily in
 stocks of companies located in
 developed foreign countries.
 However, the Fund may invest up to
 25% of its assets in companies
 located or doing significant
 business in emerging markets.
--------------------------------------------------------------------------------

Q. How did the Fund perform during the period?

A. For the 12 months ended December 31, 1999, the Fund's total return was 26.77% (Class A Shares at NAV)./1/ In comparison, the MSCI EAFE Index rose 26.96%.

Q. What factors affected your performance?

A. If there was a single key factor during the year that helped our performance, it was our stockpicking success in Japan. Japanese stocks as a group advanced sharply, and we enhanced these returns by picking what turned out to be the best of the best: The portfolio's Japanese holdings were up an average of 92% for the year. Our Japanese stocks included such winners as NTT Mobile (2.59% of the Fund's net assets) and Sumitomo Trust Bank (1.24%), both of which more than doubled in price; Orix (2.42%), a leasing company that more than doubled; and Sony (3.38%), which rose by more than 300%.*

We also did very well with our international telecommunications stocks, which returned more than 100% as a group. Along with NTT and NTT Mobile, we profited from holdings in Spain's Telefonica (2.89%) and Deutsche Telekom (0.50%).*

Q. How did you feel about opportunities in Europe?

A. There were positive themes in Europe, particularly corporate restructuring and an unprecedented level of merger-and-acquisition activity. European companies are now doing the tough things that American corporations did throughout the 1990s: cut costs; grow earnings; enhance shareholder value. Some of the European stocks we favored were Alcatel (2.37%), the French telephone equipment company; Phillips (1.17%), the Dutch electronics company; and Siemens (1.77%), the German electronics firm.*

Q. Along with strong performance, did the Fund succeed in reducing volatility for U.S. investors?

A. For investors who were only invested in U.S. stocks, 1999 was the year that demonstrated how international diversification can work--in terms of both return enhancement and lowered volatility. This is why investors diversify into foreign issues: They hope that, in the long run, such asset allocation will help to increase overall returns and decrease short-term fluctuations.

As of December 31, 1999, approximately 21.9% of the Fund's net assets were invested in Japan, 16.7% in the United Kingdom, 12.4% in France, 8.1% in Germany, 4.1% in Spain, 3.5% in the Netherlands, 3.1% in Switzerland, 2.4% in Sweden, 2.0% in Mexico and 2.0% in Italy. Our remaining assets were invested in Denmark, Finland, Hong Kong, Hungary, India, Portugal, Singapore, South Africa and South Korea.*

Q. What is your outlook for 2000?

A. In the European sector, we look for a continuation of the corporate restructuring and industry consolidation that has worked so well to this point. We believe this process should produce rising earnings and healthy returns on capital within individual companies. In Japan, we look forward to a progression of the new trends of consolidation and banking reforms. We hope to see more economic growth as Japan recovers from its terrible recession of 1997-98. These are all exciting developments, along with events in many emerging countries. So much of that part of the world was in recession, but now many of those countries are recovering nicely.
---------
+International investing involves increased risk and volatility.
/1/Including the 4.75% sales load, the Fund's return was 20.73% for the period.
* The Fund's portfolio composition is subject to change.
Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                         ISG International Equity Fund
                     Performance (as of December 31, 1999)

-------------------------------------------------------------------------------

                                    [GRAPH]


                                Class A Shares

               International             International
                Equity Fund               Equity Fund               MSCI
             with Sales Charge       without Sales Charge        EAFE Index

 8/97             9,680                     10,000                  10,000
12/97             9,238                      9,700                   9,472
12/98            10,114                     10,619                  11,723
12/99            12,821                     13,462                  14,884

                                    [GRAPH]


                                Class B Shares

               International             International
                Equity Fund               Equity Fund               MSCI
                 with CDSC               without CDSC            EAFE Index

 8/97            10,000                     10,000                  10,000
12/97             9,238                      9,700                   9,472
12/98            10,319                     10,619                  11,723
12/99            13,078                     13,378                  14,884


                                    [GRAPH]


                             Institutional Shares

                               International            MSCI
                                Equity Fund          EAFE Index

                  8/97            10,000                10,000
                 12/97             9,700                 9,472
                 12/98            10,619                11,723
                 12/99            13,457                14,884

                                                            Average Annual
                                                             Total Return
                                                       ------------------------
                                                       Without Sales With Sales
                                                          Charge      Charge*
                                                       ------------- ----------
                           Class A Shares
                           1-Year.....................    26.77%       20.73%
                           Since Inception 8/15/97....    13.37%       11.06%

                                       *Reflects the maximum sales charge of
                                        4.75%.



                                                            Average Annual
                                                             Total Return
                                                       ------------------------
                                                       Without CDSC With CDSC**
                                                       ------------ -----------
                           Class B Shares
                           1-Year.....................    25.98%      22.98%
                           Since Inception 8/15/97....    13.07%      11.99%

                                       **Reflects the applicable contingent
                                        deferred sales charge (maximum
                                        4.00%).

                                       The data for Class B Shares primarily
                                       represents the results of the Class A
                                       Shares. Actual Class B Shares average
                                       annual total return and hypothetical
                                       growth results would have been lower.
                                       See notes below.




                                                                  Average Annual
                                                                   Total Return
                                                                  --------------
                           Institutional Shares
                           1-Year................................     26.72%
                           Since Inception 8/15/97...............     13.35%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.
Performance for the Class B Shares, which commenced operations on 2/2/99, is based on the historical performance of the Class A Shares, (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.
The quoted returns reflect the performance from 8/15/97 to 12/14/98 of the DG International Equity Fund, an open-end investment company that was the predecessor fund to the ISG International Equity Fund.
The Institutional Share class was initially offered on 12/14/98 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.
The Fund's performance is compared to the Morgan Stanley Capital International
(MSCI) Europe, Australasia and Far East (EAFE) Index, which is unmanaged and is generally representative of the performance of stock markets in those regions. The index does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                         ISG International Equity Fund
                           (as of December 31, 1999)

--------------------------------------------------------------------------------

                                    [CHART]


                              Country Weightings*

                           Hungary              0.3%
                           Japan               24.4%
                           Australia            1.7%
                           Denmark              1.6%
                           Germany              9.0%
                           Switzerland          3.5%
                           Sweden               2.7%
                           Spain                4.5%
                           Netherlands          3.8%
                           Italy                2.2%
                           Mexico               2.2%
                           South Africa         0.5%
                           India                0.8%
                           Brazil               1.6%
                           South Korea          2.9%
                           Portugal             1.0%
                           Finland              1.3%
                           France              13.8%
                           Hong Kong/Singapore  3.7%
                           United Kingdom      18.5%



                            Top 10 Equity Holdings*

                                                                 Percent of
                                                             Total Investments**
                                                             -------------------
     1.  Sony Corp. .......................................         3.3%
     2.  Telefonica de Espana..............................         2.9%
     3.  NTT Mobile Com NPV................................         2.6%
     4.  Orix Corp. .......................................         2.4%
     5.  Alcatel...........................................         2.3%
     6.  Aventis...........................................         2.2%
     7.  TDK Corp. ........................................         2.0%
     8.  Siemens AG NPV....................................         1.8%
     9.  Canon, Inc. ......................................         1.7%
     10. Total SA..........................................         1.6%

   * The Fund's portfolio composition is subject to change.
  ** Total investments excluding short-term securities held as collateral.

ISG FUNDS                                      Schedule of Portfolio Investments
International Equity Fund                                      December 31, 1999

 Common Stocks (90.3%)

                                                         Shares or    Market
                                                         Principal     Value
                                                           Amount    (Note 2)
                                                         ---------- -----------

Australia (1.5%)
Materials & Commodities (1.5%)
Broken Hill Proprietary Co., Ltd........................     54,217 $   709,465
                                                                    -----------
Brazil (1.4%)
Beverages (0.7%)
Companhia Cervejaria Brahma - ADR.......................     23,300     326,200
                                                                    -----------
Telecommunications (0.7%)
Telebras Brasileiras S.A. - ADR, Preferred Block........      2,700     346,950
                                                                    -----------
                                                                        673,150
                                                                    -----------
Denmark (1.5%)
Telecommunications (1.5%)
Tele Danmark A/S........................................      9,400     699,093
                                                                    -----------
Finland (1.2%)
Banking (0.3%)
Merita Nordbanken OYJ...................................     26,700     157,421
                                                                    -----------
Forest Products & Paper (0.9%)
UPM-Kymmene OYJ.........................................     10,400     419,266
                                                                    -----------
                                                                        576,687
                                                                    -----------
France (11.4%)
Automobile (0.4%)
Michelin, Class B.......................................      4,800     188,670
                                                                    -----------
Banking (1.4%)
Banque Nationale de Paris...............................      7,200     664,697
                                                                    -----------
Chemicals (1.3%)
Aventis S.A. ...........................................     10,400     604,795
                                                                    -----------
Electrical & Electronics (2.3%)
Alcatel Alsthom.........................................      4,880   1,121,375
                                                                    -----------
Insurance (1.2%)
AXA.....................................................      4,140     577,474
                                                                    -----------
Materials & Commodities (0.9%)
Compagnie de Saint Gobain...............................      2,210     415,846
                                                                    -----------
Multi-Industry (2.3%)
Suez Lyonnaise des Eaux.................................      2,390     383,234
Vivendi.................................................      7,738     699,157
                                                                    -----------
                                                                      1,082,391
                                                                    -----------
Oil & Gas Production & Services (1.6%)
Total Fina SA-B.........................................      5,601     747,958
                                                                    -----------
                                                                      5,403,206
                                                                    -----------
Germany (9.1%)
Airline Services (0.9%)
Deutsche Lufthansa AG...................................     19,300     449,330
                                                                    -----------
Automobile (1.0%)
DaimlerChrysler AG......................................      5,818     452,675
                                                                    -----------
Chemicals (1.0%)
Aventis S.A. ...........................................      7,952     462,435
                                                                    -----------
Insurance (1.2%)
Allianz AG..............................................      1,672     561,989
                                                                    -----------

 Common Stocks, continued

                                                         Shares or    Market
                                                         Principal     Value
                                                           Amount    (Note 2)
                                                         ---------- -----------

Germany, continued
Multi-Industry (3.5%)
Siemens AG..............................................      6,600 $   840,124
Thyssen Krupp AG........................................     13,200     402,435
Veba AG.................................................      8,900     432,796
                                                                    -----------
                                                                      1,675,355
                                                                    -----------
Retail (1.0%)
Metro AG................................................      8,844     475,977
                                                                    -----------
Telecommunications (0.5%)
Deutsche Telekom AG.....................................      3,306     235,569
                                                                    -----------
                                                                      4,313,330
                                                                    -----------
Hong Kong (1.3%)
Banking (1.3%)
HSBC Holdings PLC.......................................     42,400     594,468
                                                                    -----------
Hungary (0.3%)
Oil & Gas Production & Services (0.3%)
MOL Magyar Olaj-es Gazipari Rt. GDR.....................      5,800     119,873
                                                                    -----------
India (0.7%)
Telecommunications (0.7%)
Mahanager Telephone Nigam, Ltd. - GDR (c)...............     29,300     332,555
                                                                    -----------
Italy (2.0%)
Banking (0.8%)
San Paolo - IMI SpA.....................................     27,300     371,168
                                                                    -----------
Energy Sources (0.8%)
ENI SpA.................................................     68,500     376,946
                                                                    -----------
Telecommunications (0.4%)
Telecom Italia SpA......................................     33,300     203,047
                                                                    -----------
                                                                        951,161
                                                                    -----------
Japan (21.9%)
Automobile (0.9%)
Nissan Motor Co., Ltd. (b)..............................    111,000     436,017
                                                                    -----------
Banking (2.8%)
Fuji Bank, Ltd..........................................     37,000     359,009
Industrial Bank of Japan, Ltd...........................     42,000     404,241
Sumitomo Trust & Banking, Ltd...........................     87,000     586,574
                                                                    -----------
                                                                      1,349,824
                                                                    -----------
Beverages (0.9%)
Asahi Breweries, Ltd....................................     38,000     415,126
                                                                    -----------
Electrical & Electronics (5.4%)
Sony Corp. .............................................      5,400   1,598,788
TDK Corp. ..............................................      7,000     965,116
                                                                    -----------
                                                                      2,563,904
                                                                    -----------
Finanacial Services (3.0%)
Orix Corp...............................................      5,100   1,147,177
Promise Co., Ltd. ......................................      5,300     269,298
                                                                    -----------
                                                                      1,416,475
                                                                    -----------
Food & Household Products (1.1%)
Kao Corp. ..............................................     18,000     512,703
                                                                    -----------

                                   Continued

ISG FUNDS                                      Schedule of Portfolio Investments
International Equity Fund                                      December 31, 1999

 Common Stocks, continued

                                                        Shares or    Market
                                                        Principal     Value
                                                          Amount    (Note 2)
                                                        ---------- -----------

Japan, continued
Office Equipment (1.8%)
Canon, Inc. ...........................................     21,000 $   833,105
                                                                   -----------
Pharmaceutical (0.6%)
Sankyo Co., Ltd. ......................................     15,000     307,798
                                                                   -----------
Recreation & Other Consumer Goods (0.7%)
Nintendo Co., Ltd......................................      2,100     348,427
                                                                   -----------
Telecommunications (4.0%)
Nippon Telegraph & Telephone Corp. ....................         38     649,795
NTT Mobile Communications Network, Inc. ...............         32   1,228,844
                                                                   -----------
                                                                     1,878,639
                                                                   -----------
Tobacco (0.7%)
Japan Tobacco, Inc.....................................         45     343,854
                                                                   -----------
                                                                    10,405,872
                                                                   -----------
Mexico (2.0%)
Beverages (0.7%)
Fomento Economico Mexicano, SA de CV - ADR.............      7,900     351,550
                                                                   -----------
Finanacial Services (1.3%)
Grupo Financiero Banamex Accival, SA de CV, Class O
 (b)...................................................    146,800     586,891
                                                                   -----------
                                                                       938,441
                                                                   -----------
Netherlands (3.5%)
Beverages (1.0%)
Heineken NV............................................      9,325     455,061
                                                                   -----------
Electrical & Electronics (1.2%)
Philips Electronics NV.................................      4,074     554,308
                                                                   -----------
Finanacial Services (1.3%)
ING Groep NV...........................................     10,400     628,269
                                                                   -----------
                                                                     1,637,638
                                                                   -----------
Portugal (0.9%)
Telecommunications (0.9%)
Portugal Telecom SA....................................     39,900     437,922
                                                                   -----------
Singapore (2.1%)
Banking (2.1%)
Oversea-Chinese Banking Corp., Ltd.....................     58,050     533,321
United Overseas Bank, Ltd. ............................     53,632     473,408
                                                                   -----------
                                                                     1,006,729
                                                                   -----------
South Africa (0.5%)
Insurance (0.5%)
Liberty Life Association of Africa, Ltd................     20,500     236,474
                                                                   -----------
South Korea (2.7%)
Electrical & Electronics (1.4%)
Samsung Electronics Co. - GDR (c)......................      5,250     641,813
                                                                   -----------
Telecommunications (1.3%)
Korea Telecom Corp. - ADR..............................      8,300     620,425
                                                                   -----------
                                                                     1,262,238
                                                                   -----------

 Common Stocks, continued

                                                         Shares or    Market
                                                         Principal     Value
                                                           Amount    (Note 2)
                                                         ---------- -----------

Spain (4.1%)
Energy Sources (1.2%)
Endesa SA...............................................     28,600 $   568,131
                                                                    -----------
Telecommunications (2.9%)
Telefonica de Espana (b)................................     54,734   1,368,059
                                                                    -----------
                                                                      1,936,190
                                                                    -----------
Sweden (2.4%)
Appliances & Household Durables (1.1%)
Electrolux AB, Class B..................................     20,500     516,384
                                                                    -----------
Automobile (0.3%)
Volvo AB, Class B.......................................      6,000     155,375
                                                                    -----------
Banking (1.0%)
Nordbanken Holding AB...................................     22,900     134,776
Svenska Handelsbanken AB, Class A.......................     26,700     336,280
                                                                    -----------
                                                                        471,056
                                                                    -----------
                                                                      1,142,815
                                                                    -----------
Switzerland (3.1%)
Insurance (0.9%)
Zurich Allied AG........................................        725     413,349
                                                                    -----------
Machinery & Engineering (1.2%)
ABB Ltd. (b)............................................      4,934     603,352
                                                                    -----------
Pharmaceutical (1.0%)
Roche Holding AG........................................         40     474,695
                                                                    -----------
                                                                      1,491,396
                                                                    -----------
United Kingdom (16.7%)
Aerospace & Military Technology (1.1%)
British Aerospace PLC...................................     76,500     506,576
                                                                    -----------
Banking (1.7%)
Halifax Group PLC.......................................     37,600     416,895
National Westminster Bank PLC...........................     19,000     408,136
                                                                    -----------
                                                                        825,031
                                                                    -----------
Beverages (0.7%)
Diageo PLC..............................................     41,368     332,731
                                                                    -----------
Chemicals (1.0%)
Imperial Chemical Industries PLC........................     42,800     453,123
                                                                    -----------
Electrical & Electronics (0.8%)
Invensys PLC............................................     65,600     357,053
                                                                    -----------
Energy Sources (1.3%)
BP Amoco PLC............................................     59,200     595,196
                                                                    -----------
Food & Household Products (1.3%)
Cadbury Schweppes PLC...................................     43,500     262,761
Unilever PLC............................................     45,696     336,175
                                                                    -----------
                                                                        598,936
                                                                    -----------
Food Retailer (0.4%)
Tesco PLC...............................................     67,800     206,141
                                                                    -----------
Industrial Services (0.4%)
GKN PLC.................................................     11,500     181,093
                                                                    -----------

                                   Continued

ISG FUNDS                                      Schedule of Portfolio Investments
International Equity Fund                                      December 31, 1999

 Common Stocks, continued

                                                         Shares or    Market
                                                         Principal     Value
                                                           Amount    (Note 2)
                                                         ---------- -----------

United Kingdom, continued
Insurance (2.3%)
Allied Zurich PLC.......................................     23,500 $   276,881
Prudential Corp. PLC....................................     24,100     474,870
Royal & Sun Alliance Insurance Group PLC................     48,818     371,758
                                                                    -----------
                                                                      1,123,509
                                                                    -----------
Leisure & Tourism (1.2%)
Granada Group PLC.......................................     57,900     586,802
                                                                    -----------
Pharmaceutical (1.8%)
AstraZeneca Group PLC...................................     14,860     616,329
SmithKline Beecham PLC..................................     21,000     267,945
                                                                    -----------
                                                                        884,274
                                                                    -----------
Publishing (1.0%)
Reed International PLC..................................     62,800     470,120
                                                                    -----------
Retail (0.6%)
Great Universal Stores PLC..............................     49,800     291,164
                                                                    -----------
Tobacco (0.6%)
British American Tobacco PLC............................     46,600     264,740
                                                                    -----------
Utilities--Electrical & Gas (0.5%)
British Energy PLC......................................     37,597     215,566
                                                                    -----------
                                                                      7,892,055
                                                                    -----------
TOTAL COMMON STOCKS
 (Cost $33,189,880).....................................             42,760,758
                                                                    -----------

 Cash Equivalents (10.7%)

                                                         Shares or    Market
                                                         Principal     Value
                                                           Amount    (Note 2)
                                                         ---------- -----------

Bank of New York Cash Reserve........................... $5,062,005 $ 5,062,005
                                                                    -----------
TOTAL CASH EQUIVALENTS
 (Cost $5,062,005)......................................              5,062,005
                                                                    -----------
TOTAL INVESTMENTS
 (Cost $38,251,885) (a) -- (101.0%).....................             47,822,763
Liabilities in excess of other
 assets -- (-1.0%)......................................               (459,057)
                                                                    -----------
TOTAL NET ASSETS -- (100.0%)............................            $47,363,706
                                                                    ===========

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $152,083 and by the amount of mark to market adjustment for passive foreign investment companies of $754,539. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation........................................ $10,120,127
    Unrealized depreciation........................................  (1,455,871)
                                                                    -----------
    Net unrealized appreciation.................................... $ 8,664,256
                                                                    ===========

(b) Non-income producing security.
(c) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Directors.
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
PLC -- Public Limited Company
                       See notes to financial statements

ISG FUNDS
International Equity Fund

Statement of Assets and Liabilities

                                                               December 31, 1999

Assets:
Investments, at value (cost $38,251,885).................           $47,822,763
Interest and dividends receivable........................                24,726
Receivable for capital shares issued.....................                 5,336
Receivable from investment adviser.......................                   853
Reclaim receivable.......................................                51,596
Prepaid expenses and other assets........................                12,771
                                                                    -----------
 Total Assets............................................            47,918,045
Liabilities:
Distributions payable....................................  $488,186
Accrued expenses and other payables:
 Investment advisory fees................................    25,185
 Administration fees.....................................       740
 Distribution fees.......................................     5,376
 Custodian fees..........................................    17,540
 Other...................................................    17,312
                                                           --------
Total Liabilities........................................               554,339
                                                                    -----------
Net Assets:
Capital..................................................            38,135,236
Undistributed (distributions in excess of) net investment
 income..................................................              (301,925)
Accumulated net realized gains (losses) from investments
 and foreign currency transactions.......................               (36,893)
Net unrealized appreciation (depreciation) from
 investments and translation of assets and liabilities
 denominated in foreign currencies.......................             9,567,288
                                                                    -----------
Net Assets...............................................           $47,363,706
                                                                    ===========
Class A Shares
 Net Assets..............................................           $ 1,032,562
 Shares outstanding......................................                77,800
 Redemption price per share..............................           $     13.27
                                                                    ===========
Class A Shares -- Maximum Sales Charge...................                 4.75%
                                                                    ===========
 Maximum Offering Price Per Share (100%/(100% -- Maximum
  Sales Charge) of net asset value adjusted to the
  nearest cent)..........................................           $     13.93
                                                                    ===========
Class B Shares
 Net Assets..............................................           $   227,519
 Shares outstanding......................................                17,223
 Offering price per share*...............................           $     13.21
                                                                    ===========
Institutional Shares
 Net Assets..............................................           $46,103,625
 Shares outstanding......................................             3,474,359
 Offering and redemption price per share.................           $     13.27
                                                                    ===========

---------
* Redemption price per share varies by length of time shares are held. Statement of Operations

                                            For the year ended December 31, 1999

Investment Income:
Interest income...........................................          $   38,436
Dividend income...........................................             786,299
Foreign withholding tax expense...........................             (54,611)
                                                                    ----------
 Total Investment Income..................................             770,124
Expenses:
Investment advisory fees.................................. $326,970
Administration fees.......................................   49,045
Distribution fees -- Class A Shares.......................    1,031
Distribution fees -- Class B Shares.......................      416
Shareholder servicing fees -- Class A Shares..............      623
Shareholder servicing fees -- Class B Shares..............      138
Shareholder servicing fees -- Institutional Shares........   48,339
Custodian fees............................................   44,507
Accounting fees...........................................   29,743
Transfer agent fees.......................................   41,495
Directors' fees...........................................      955
Other fees................................................   62,548
                                                           --------
  Total expenses before voluntary fee
   reductions/reimbursements                                           605,810
  Expenses voluntarily reduced/reimbursed.................             (93,435)
                                                                    ----------
  Net expenses............................................             512,375
                                                                    ----------
Net Investment Income.....................................             257,749
                                                                    ----------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investments and foreign
 currency transactions....................................           1,721,466
Net change in unrealized appreciation (depreciation) from
 investments and translation of assets and liabilities
 denominated in foreign currencies........................           6,623,611
                                                                    ----------
Net realized/unrealized gains (losses) from investments...           8,345,077
                                                                    ----------
Change in net assets resulting from operations............          $8,602,826
                                                                    ==========

                       See notes to financial statements

ISG FUNDS
International Equity Fund

 Statements of Changes in Net Assets

                                        Year Ended      Period Ended  Period Ended
                                       December 31,     December 31,  February 28,
                                           1999           1998 (b)      1998 (a)
                                       ------------     ------------  ------------
From Investment Activities:
Operations:
 Net Investment income...............  $   257,749      $   143,332   $   (45,719)
 Net realized gains (losses) from
  investment and foreign currency
  transactions.......................    1,721,466       (1,608,869)     (240,297)
 Net change in unrealized
  appreciation (depreciation) from
  investments and translation of
  assets and liabilities in foreign
  currencies.........................    6,623,611        1,521,825     1,421,852
                                       -----------      -----------   -----------
Change in net assets resulting from
 operations..........................    8,602,826           56,288     1,135,836
                                       -----------      -----------   -----------
Distributions to Class A
 Shareholders:
 From net investment income..........       (5,861)         (71,392)           --
 In excess of net investment income..       (5,240)              --       (20,145)
Distributions to Class B
 Shareholders:
 From net investment income..........       (1,081)(c)           --            --
 In excess of net investment income..         (967)(c)
Distributions to Institutional
 Shareholders:
 From net investment income..........     (250,807)              --            --
 In excess of net investment income..     (224,230)              --            --
                                       -----------      -----------   -----------
Change in net assets from shareholder
 distributions.......................     (488,186)         (71,392)      (20,145)
                                       -----------      -----------   -----------
Change in net assets from capital
 transactions........................   11,123,143        1,607,816    25,417,520
                                       -----------      -----------   -----------
Change in net assets.................   19,237,783        1,592,712    26,533,211
Net Assets:
 Beginning of period.................   28,125,923       26,533,211            --
                                       -----------      -----------   -----------
 End of period.......................  $47,363,706      $28,125,923   $26,533,211
                                       ===========      ===========   ===========

---------
(a) For the period from August 15, 1997 (commencement of operations) through February 28, 1998.
(b)  For the period from March 1, 1998 through December 31, 1998.
(c) For the period from February 2, 1999 (commencement of operations) through December 31, 1999.
                       See notes to financial statements

ISG FUNDS
International Equity Fund

 Financial Highlights, Class A Shares

                                        Year Ended  Period Ended  Period Ended
                                       December 31, December 31,  February 28,
                                           1999       1998 (a)      1998 (b)
                                       ------------ ------------  ------------
Net Asset Value, Beginning of
 Period..............................     $10.58       $10.46       $ 10.00
                                          ------       ------       -------
Investment Activities
 Net investment income (loss)........       0.02         0.03         (0.02)
 Net realized and unrealized gains
  (losses) from investments and
  foreign currencies.................       2.81         0.12          0.49
                                          ------       ------       -------
 Total from Investment Activities....       2.83         0.15          0.47
                                          ------       ------       -------
Distributions
 Net investment income...............      (0.07)       (0.03)           --
 In excess of net investment income..      (0.07)          --         (0.01)
                                          ------       ------       -------
 Total Distributions.................      (0.14)       (0.03)        (0.01)
                                          ------       ------       -------
Net change in asset value............       2.69         0.12          0.46
                                          ------       ------       -------
Net Asset Value, End of Period.......     $13.27       $10.58       $ 10.46
                                          ======       ======       =======
Total Return (excludes sales
 charge).............................      26.77%        1.42%(c)      4.71% (c)
Ratios/Supplementary Data:
Net Assets at end of period (000)....     $1,033       $  149       $26,533
Ratio of expenses to average net
 assets..............................       1.59%        1.81%(d)      1.77% (d)
Ratio of net investment income (loss)
 to average net assets...............       0.26%        0.71%(d)     (0.48)%(d)
Ratio of expenses to average net
 assets*.............................       2.12%        2.16%(d)      2.27% (d)
Portfolio turnover**.................         40%          62%           21%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from March 1, 1998 through December 31, 1998. In conjunction with the reorganization of the ISG Funds, the Fund changed its year end to December 31.
(b) For the period from August 15, 1997 (commencement of operations) through February 28, 1998.
(c)  Not annualized.
(d)  Annualized.

 Financial Highlights, Class B Shares

                                                                  Year Ended
                                                                 December 31,
                                                                   1999 (a)
                                                                 ------------
Net Asset Value, Beginning of Period............................    $10.66
                                                                    ------
Investment Activities
 Net investment income (loss)...................................     (0.02)
 Net realized and unrealized gains (losses) from investments and
  foreign currencies............................................      2.69
                                                                    ------
 Total from Investment Activities...............................      2.67
                                                                    ------
Distributions
 Net investment income..........................................     (0.06)
 In excess of net investment income.............................     (0.06)
                                                                    ------
 Total Distributions............................................     (0.12)
                                                                    ------
Net change in asset value.......................................      2.55
                                                                    ------
Net Asset Value, End of Period..................................    $13.21
                                                                    ======
Total Return (excludes redemption charge).......................     25.98% (b)
Ratios/Supplementary Data:
Net Assets at end of period (000)...............................    $  228
Ratio of expenses to average net assets.........................      2.45% (c)
Ratio of net investment income (loss) to average net assets.....     (0.54)%(c)
Ratio of expenses to average net assets*........................      2.73% (c)
Portfolio turnover**............................................        40%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 2, 1999 (commencement of operations) through December 31, 1999.
(b)  Not annualized.
(c)  Annualized.
                       See notes to financial statements

ISG FUNDS
International Equity Fund

 Financial Highlights, Institutional Shares

                                                     Year Ended  Period Ended
                                                    December 31, December 31,
                                                        1999       1998 (a)
                                                    ------------ ------------
Net Asset Value, Beginning of Period...............   $ 10.58      $ 10.05
                                                      -------      -------
Investment Activities
 Net investment income (loss)......................      0.08        (0.01)
 Net realized and unrealized gains (losses) from
  investments and foreign currencies...............      2.75         0.54
                                                      -------      -------
 Total from Investment Activities..................      2.83         0.53
                                                      -------      -------
Distributions
 Net investment income.............................     (0.07)          --
 In excess of net investment income................     (0.07)          --
                                                      -------      -------
 Total Distributions...............................     (0.14)          --
                                                      -------      -------
Net change in asset value..........................      2.69         0.53
                                                      -------      -------
Net Asset Value, End of Period.....................   $ 13.27      $ 10.58
                                                      =======      =======
Total Return.......................................     26.72%        5.27% (b)
Ratios/Supplementary Data:
Net Assets at end of period (000)..................   $46,104      $27,977
Ratio of expenses to average net assets............      1.56%        1.61% (c)
Ratio of net investment income (loss) to average
 net assets........................................      0.80%       (1.47)%(c)
Ratio of expenses to average net assets*...........      1.84%        1.89% (c)
Portfolio turnover**...............................        40%          62%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(b)  Not annualized.
(c)  Annualized.
                       See notes to financial statements

ISG Investment Management Team
Portfolio Manager
ISG Strategic Portfolio
Current Income Portfolio

--------------------------------------------------------------------------------
 Investment Goal

 The Strategic Portfolios seek to provide investors with the potential to achieve a variety of long- and short-term goals, commensurate with investors' specific time horizons and tolerance for risk. Each of the five Strategic Portfolios invests in a combination of underlying mutual funds from the ISG family. Based on each Portfolio's asset-allocation target, the managers periodically rebalance stock, bond and money market holdings--based on analysis of economic and market trends.
-------------------------------------------------------------------------------

Q. How did the Fund perform during the period?

A. For the periods ended December 31, 1999, the Fund's total returns and comparative benchmark returns were as follows:

ISG Current Income from its inception on 2/23/99 to 12/31/99
(Class A shares at NAV)+: -1.63%

Lipper Income Funds Index/1/: 6.88%
Merrill Lynch Government/Corporate Master Index: -0.24%

Q. What factors affected the Funds' performance?

A. The stock market had a fairly terrific year, while bonds languished. Consequently, our more aggressive Portfolios (which held higher concentrations of underlying stock funds) did much better than the more conservative Portfolios.

The successes of the Aggressive Growth Portfolio and Growth Portfolio, in particular, were due in large measure to their allocations in the ISG Mid-Cap Fund, which produced outsized returns.

The strategy of owning more than one style of fund--for example, having stakes in such diverse sectors as large-cap growth, small-cap value and international equities--proved beneficial. Volatility was pervasive, not just in the stock market, but also in the fixed-income arena. With the markets making big moves, it can be difficult for individual investors to stay abreast of new trends. Shareholders in our Strategic Portfolios enjoyed the advantage of usually having some of their money invested in whatever style was currently fashionable. This diversification is one of the primary benefits offered by the Strategic Portfolio concept.

Q. Going forward, what strategies are the fund managers employing?

A. Each Portfolio has a target range for how much of its assets should be invested in different types of underlying funds. This "road map" guides our team in its asset-allocation decisions. At least once a month, the managers review each Portfolio's current allocation, and based on a Portfolio's target, our valuation discipline and the team's assessment of market conditions, new monies may be invested in various sectors.

As we enter 2000, all of the Portfolios hold a somewhat lower-than-average allocation in equities. This reflects our strong belief that bonds currently offer more relative value. Given the high current valuations of many individual stocks, and equity indices as a whole, we feel that stocks are a bit riskier than bonds at this time.

Q. How can shareholders use the Portfolios to take advantage of changing market conditions in the future?

A. The real strength of these Portfolios is that an investor can implement an asset-allocation strategy supporting his or her individual needs--with a single investment in the most suitable Strategic Portfolio. Rather than worry about macroeconomic events or sector rotation, an investor can simply choose the Portfolio that offers the appropriate measure of potential risk and reward. If this is done correctly, we believe that, over time, shareholders will earn returns that are proportionate with the level of risk they have selected.

---------
+ Including the 3.00% sales load, the ISG Current Income Portfolio's return would have been -4.62%.
/1/ The Lipper Income Funds Index is an index of managed funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments.
Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investor's shares, when redeemed, may be worth more or less than their original purchase price.

                          ISG Current Income Portfolio
                     Performance (as of December 31, 1999)

--------------------------------------------------------------------------------

                                    [GRAPH]


                                Class A Shares
                    Current Income        Current Income         Merrill Lynch
                    Portfolio with       Portfolio without        Government
                     Sales Charge          Sales Charge         Corporate Index

    2/3/99              9,700                  10,000                10,000
  12/31/99              9,538                   9,837                 9,976


                                    [GRAPH]


                                Class B Shares

               Current Income       Current Income        Merrill Lynch
                  Porfolio            Portfolio            Government/
                 with CDSC           without CDSC        Corporate Index

 3/17/99          10,000               10,000                10,000
12/31/99           9,451                9,834                 9,913


                                    [GRAPH]


                             Institutional Shares

                                           Merrill Lynch
                  Current Income            Government/
                     Porfolio             Corporate Index

 1/25/99              10,000                   10,000
12/31/99               9,859                    9,724


                                                                   Cumulative
                                                                  Total Return
                                                                 ---------------
                                                                 Without  With
                                                                  Sales   Sales
                                                                 Charge  Charge*
Class A Shares                                                   ------- -------
Since Inception 2/23/99......................................... -1.63%  -4.62%

*Reflects the maximum sales charge of 3.00%.


                                                                    Cumulative
                                                                   Total Return
                                                                  --------------
                                                                  Without  With
                                                                   CDSC   CDSC**
Class B Shares                                                    ------- ------
Since Inception 3/17/99.......................................... -1.66%  -5.49%

**Reflects the applicable contingent deferred sales charge (maximum 4.00%).


                                                                    Cumulative
                                                                    Total Return
Institutional Shares                                                ------------
Since Inception 1/25/99............................................    -1.41%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. The Fund's performance is compared to the Merrill Lynch Government/Corporate Master Index that is generally representative of the performance of corporate and U.S. Government bonds. The index is unmanaged and does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.
Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

ISG FUNDS                                      Schedule of Portfolio Investments
Current Income Portfolio                                       December 31, 1999

 Investment Companies (100.4%)

                                                                       Market
                                                                        Value
                                                               Shares (Note 2)
                                                               ------ ---------
ISG Income Fund, Institutional Shares......................... 32,537 $ 310,080
ISG Limited Term Income Fund, Institutional Shares............ 34,351   331,147
ISG Prime Money Market Fund, Institutional Shares.............  9,325     9,325
                                                                      ---------
TOTAL INVESTMENT COMPANIES
 (Cost $659,440)..............................................          650,552
TOTAL INVESTMENTS IN AFFILIATES
 (Cost $659,440) (a) -- (100.4%)..............................          650,552
Liabilities in excess of
 other assets -- (-0.4%)......................................           (2,521)
                                                                      ---------
TOTAL NET ASSETS -- (100.0%)..................................        $ 648,031
                                                                      =========

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $792. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation........................................... $    --
    Unrealized depreciation...........................................  (9,680)
                                                                       -------
    Net unrealized depreciation....................................... $(9,680)
                                                                       =======

                                    [CHART]

                       Sector Profile*

               ISG Income Fund                47.7%
               Prime Money Market Fund         1.4%
               ISG Limited Term Income Fund   50.9%


   *Portfolio composition is subject to change.
                       See notes to financial statements

ISG FUNDS
Current Income Portfolio

 Statement of Assets and Liabilities

                                                               December 31, 1999

Assets:
Investments in affiliates, at value
 (cost $659,440).............................................          $650,552
Interest and dividends receivable............................             3,067
Receivable for capital shares issued.........................             7,194
Receivable from investment adviser...........................            11,395
                                                                       --------
Total Assets.................................................           672,208

Liabilities:
Distributions payable........................................  $ 2,760
Accrued expenses and other payables:
 Investment advisory fees....................................       54
 Administration fees.........................................       93
 Distribution fees...........................................      120
 Custodian fees..............................................      494
 Other.......................................................   20,656
                                                               -------
  Total Liabilities..........................................            24,177
                                                                       --------

Net Assets:
Capital......................................................           673,636
Accumulated net realized losses from investment
 transactions................................................           (16,717)
Net unrealized appreciation (depreciation) from investments..            (8,888)
                                                                       --------

Net Assets...................................................          $648,031
                                                                       ========
Class A Shares
 Net Assets..................................................          $  3,145
 Shares outstanding..........................................               334
 Redemption price per share..................................          $   9.40
                                                                       ========
Class A Shares -- Maximum Sales Charge.......................              3.00%
                                                                       --------
 Maximum Offering Price Per Share (100%/(100% -- Maximum
  Sales Charge) of net asset value adjusted to the nearest
  cent)......................................................          $   9.69
                                                                       ========
Class B Shares**
 Net Assets..................................................          $     10
 Shares outstanding..........................................                 1
 Offering price per share*...................................          $   9.44
                                                                       ========
Institutional Shares
 Net Assets..................................................          $644,876
 Shares outstanding..........................................            68,263
 Offering and redemption price per share.....................          $   9.45
                                                                       ========

---------
* Redemption price per share varies by length of time shares are held.
** Net assets are actually $9.69 and shares outstanding are 1.027 shares.
 Statement of Operations

                                       For the period ended December 31, 1999(a)

Investment Income:
Dividend income from affiliates............................         $  23,061
                                                                    ---------

Expenses:
Investment advisory fees................................... $   826
Administration fees........................................     622
Distribution fees -- Class A Shares........................       5
Distribution fees -- Class B Shares........................     167
Shareholder servicing fees -- Class A Shares...............       2
Shareholder servicing fees -- Class B Shares...............      56
Shareholder servicing fees -- Institutional Shares.........     577
Custodian fees.............................................     605
Accounting fees............................................  18,602
Transfer agent fees........................................  40,532
Directors' fees............................................      11
Registration and filing fees...............................  32,949
Audit fees.................................................  12,321
Legal fees.................................................   8,599
Other fees.................................................     848
                                                            -------
  Total expenses before voluntary fee
   reductions/reimbursements...............................           116,722
  Expenses voluntarily reduced/reimbursed..................          (113,703)
                                                                    ---------
  Net expenses.............................................             3,019
                                                                    ---------
Net Investment Income......................................            20,042
                                                                    ---------

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions
 with affiliates...........................................           (16,717)
Net change in unrealized appreciation (depreciation) from
 investments...............................................            (8,888)
                                                                    ---------
Net realized/unrealized gains (losses) from investments....           (25,605)
                                                                    ---------
Change in net assets resulting from operations.............         $  (5,563)
                                                                    =========

---------
(a) For the period from January 25, 1999 (commencement of operations) through December 31, 1999.
                       See notes to financial statements

ISG FUNDS
Current Income Portfolio

 Statement of Changes in Net Assets

                                                                 Period Ended
                                                                 December 31,
                                                                   1999(a)
                                                                 ------------
From Investment Activities:
Operations:
 Net investment income..........................................   $ 20,042
 Net realized gains (losses) from investment transactions with
  affiliates....................................................    (16,717)
 Net change in unrealized appreciation (depreciation) from
  investments...................................................     (8,888)
                                                                   --------
Change in net assets resulting from operations..................     (5,563)
                                                                   --------
Distributions to Class A Shareholders:
From net investment income......................................        (99)(b)
Distributions to Class B Shareholders:
From net investment income......................................       (812)(c)
Distributions to Institutional Shareholders:
 From net investment income.....................................    (19,131)
                                                                   --------
Change in net assets from shareholder distributions.............    (20,042)
                                                                   --------
Change in net assets from capital transactions..................    673,636
                                                                   --------
Change in net assets............................................    648,031
Net Assets:
 Beginning of period............................................         --
                                                                   --------
 End of period..................................................   $648,031
                                                                   ========

---------
(a) For the period from January 25, 1999 (commencement of operations) through December 31, 1999.
(b) For the period from February 23, 1999 (commencement of operations) through December 31, 1999.
(c) For the period from March 17, 1999 (commencement of operations) through December 31, 1999.
                       See notes to financial statements

ISG FUNDS
Current Income Portfolio

 Financial Highlights, Class A Shares

                                                                 Period Ended
                                                                 December 31,
                                                                   1999(a)
                                                                 ------------
Net Asset Value, Beginning of Period............................    $ 9.88
                                                                    ------
Investment Activities
 Net investment income (loss)...................................      0.32
 Net realized and unrealized gains (losses) from investments
  with affiliates...............................................     (0.48)
                                                                    ------
 Total from Investment Activities...............................     (0.16)
                                                                    ------
Distributions
 Net investment income..........................................     (0.32)
                                                                    ------
 Total Distributions............................................     (0.32)
                                                                    ------
Net change in asset value.......................................     (0.48)
                                                                    ------
Net Asset Value, End of Period..................................    $ 9.40
                                                                    ======
Total Return (excludes sales charge)............................     (1.63)%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)...............................    $    3
Ratio of expenses to average net assets.........................      1.01%(c)
Ratio of net investment income to average net assets............      4.66%(c)
Ratio of expenses to average net assets*........................     28.50%(c)
Portfolio turnover**............................................        96%

* During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 23, 1999 (commencement of operations) through December 31, 1999.
(b)  Not annualized.
(c)  Annualized.

 Financial Highlights, Class B Shares

                                                                 Period Ended
                                                                 December 31,
                                                                   1999 (a)
                                                                 ------------
Net Asset Value, Beginning of Period............................    $ 9.87
                                                                    ------
Investment Activities
 Net investment income (loss)...................................      0.27
 Net realized and unrealized gains (losses) from investments
  with affiliates...............................................     (0.43)
                                                                    ------
 Total from Investment Activities...............................     (0.16)
                                                                    ------
Distributions
 Net investment income..........................................     (0.27)
                                                                    ------
 Total Distributions............................................     (0.27)
                                                                    ------
Net change in asset value.......................................     (0.43)
                                                                    ------
Net Asset Value, End of Period..................................    $ 9.44
                                                                    ======
Total Return (excludes redemption charge).......................     (1.66)%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)...............................    $  --
Ratio of expenses to average net assets.........................      1.51%(c)
Ratio of net investment income to average net assets............      4.07%(c)
Ratio of expenses to average net assets*........................     31.04%(c)
Portfolio turnover**............................................        96%

* During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from March 17, 1999 (commencement of operations) through December 31, 1999.
(b)  Not annualized.
(c)  Annualized.
                       See notes to financial statements

ISG FUNDS
Current Income Portfolio

 Financial Highlights, Institutional Shares

                                                                 Period Ended
                                                                 December 31,
                                                                   1999(a)
                                                                 ------------
Net Asset Value, Beginning of Period............................    $10.00
                                                                    ------
Investment Activities
 Net investment income (loss)...................................      0.41
 Net realized and unrealized gains (losses) from investments
  with affiliates...............................................     (0.55)
                                                                    ------
 Total from Investment Activities...............................     (0.14)
                                                                    ------
Distributions
 Net investment income..........................................     (0.41)
                                                                    ------
 Total Distributions............................................     (0.41)
                                                                    ------
Net change in asset value.......................................     (0.55)
                                                                    ------
Net Asset Value, End of Period..................................    $ 9.45
                                                                    ======
Total Return....................................................     (1.41)%(b)

Ratios/Supplementary Data:
Net Assets at end of period (000)...............................    $  645
Ratio of expenses to average net assets.........................      0.68%(c)
Ratio of net investment income to average net assets............      4.88%(c)
Ratio of expenses to average net assets*........................     27.99%(c)
Portfolio turnover**............................................        96%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from January 25, 1999 (commencement of operations) through December 31, 1999.
(b)  Not annualized.
(c)  Annualized.
                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ISG Investment Management Team
Portfolio Manager
ISG Strategic Portfolio
Moderate Growth & Income Portfolio
-------------------------------------------------------------------------------
Investment Goal

The Strategic Portfolios seek to
provide investors with the potential
to achieve a variety of long- and
short-term goals, commensurate with
investors' specific time horizons
and tolerance for risk. Each of the
five Strategic Portfolios invests in
a combination of underlying mutual
funds from the ISG family. Based on
each Portfolio's asset-allocation
target, the managers periodically
rebalance stock, bond and money
market holdings--based on analysis
of economic and market trends.
-------------------------------------------------------------------------------

Q. How did the Fund perform during the period?

A. For the periods ended December 31, 1999 the Fund's total returns and comparative benchmark returns were as follows:
ISG Moderate Growth & Income Portfolio from its inception on 2/9/99 to
12/31/99
(Class A shares at NAV)+: 3.37%
S&P 1500 Index: 20.49%
Merrill Lynch Government/Corporate Master Index: -0.24%
Lipper Balanced Fund Index/1/: 9.90%

Q. What factors affected the Funds' performance?

A. The stock market had a fairly terrific year, while bonds languished. Consequently, our more aggressive Portfolios (which held higher concentrations of underlying stock funds) did much better than the more conservative Portfolios.

The successes of the Aggressive Growth Portfolio and Growth Portfolio, in particular, were due in large measure to their allocations in the ISG Mid-Cap Fund, which produced outsized returns.

The strategy of owning more than one style of fund--for example, having stakes in such diverse sectors as large-cap growth, small-cap value and international equities--proved beneficial. Volatility was pervasive, not just in the stock market, but also in the fixed-income arena. With the markets making big moves, it can be difficult for individual investors to stay abreast of new trends. Shareholders in our Strategic Portfolios enjoyed the advantage of usually having some of their money invested in whatever style was currently fashionable. This diversification is one of the primary benefits offered by the Strategic Portfolio concept.

Q. Going forward, what strategies are the fund managers employing?

A. Each Portfolio has a target range for how much of its assets should be invested in different types of underlying funds. This "road map" guides our team in its asset-allocation decisions. At least once a month, the managers review each Portfolio's current allocation, and based on a Portfolio's target, our valuation discipline and the team's assessment of market conditions, new monies may be invested in various sectors.

As we enter 2000, all of the Portfolios hold a somewhat lower-than-average allocation in equities. This reflects our strong belief that bonds currently offer more relative value. Given the high current valuations of many individual stocks, and equity indices as a whole, we feel that stocks are a bit riskier than bonds at this time.

Q. How can shareholders use the Portfolios to take advantage of changing market conditions in the future?

A. The real strength of these Portfolios is that an investor can implement an asset-allocation strategy supporting his or her individual needs--with a single investment in the most suitable Strategic Portfolio. Rather than worry about macroeconomic events or sector rotation, an investor can simply choose the Portfolio that offers the appropriate measure of potential risk and reward. If this is done correctly, we believe that, over time, shareholders will earn returns that are proportionate with the level of risk they have selected.
---------
+ Including the 4.75% sales load, the ISG Moderate Growth & Income Portfolio's return would have been -1.53%.
/1/ The Lipper Balanced Fund Index is an index of managed funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.
Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                    ISG Moderate Growth & Income Portfolio
                     Performance (as of December 31, 1999)

-------------------------------------------------------------------------------

                                    [GRAPH]


                                    Class A Shares

         Moderate Growth     Moderate Growth          Merrill Lynch
            & Income           & Income        S&P     Government/
         Portfolio with     Portfolio without  1500     Corporate
          Sales Charge        Sales Charge     Index   Master Index

2/9/99       9,525               10,000       10,000      10,000
12/31/99     9,847               10,337       12,049       9,976

                                    [GRAPH]

                                     Class B Shares
               Moderate Growth     Moderate Growth           Merrill Lynch
                 & Income             & Income       S&P      Government/
                 Portfolio            Portfolio      1500     Corporate
                 with CDSC          without CDSC     IDEX    Master Index
1/28/99           10,000               10,000       10,000       10,000
12/31/99           9,751               10,150       11,634        9,724

                                    [GRAPH]

                            Institutional Shares

                                                   Merrill Lynch
                                                    Government/
           Moderate Growth                        Corporate Master
          & Income Portfolio     S&P 1500 Index         Index

2/10/99         10,000               10,000            10,000
12/31/99        10,364               12,049             9,976

                                                                  Cumulative
                                                                 Total Return
                                                                ---------------
                                                                Without  With
                                                                 Sales   Sales
                                                                Charge  Charge*
                                                                ------- -------
Class A Shares
Since Inception 2/9/99.........................................  3.37%  -1.53%

*Reflects the maximum sales charge of 4.75%


                                                                    Cumulative
                                                                   Total Return
                                                                  --------------
                                                                  Without  With
                                                                   CDSC   CDSC**
                                                                  ------- ------
Class B Shares
Since Inception 1/28/99..........................................  1.50%  -2.49%

**Reflects the applicable contingent deferred sales charge (maximum 4.00%).


                                                                      Cumulative
                                                                        Total
                                                                        Return
                                                                      ----------
Institutional Shares
Since Inception 2/10/99..............................................   3.64%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.
The Fund's performance is compared to the Merrill Lynch Government/Corporate Master Index, which is generally representative of the performance of corporate and U.S. Government bonds and the S&P 1500 Index, which is generally representative of the performance of large and small companies in the U.S. stock market. The indices are unmanaged and do not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.
Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that Investors' shares, when redeemed, may be worth more or less than their original purchase price.

ISG FUNDS                                      Schedule of Portfolio Investments
Moderate Growth & Income Portfolio                             December 31, 1999

 Investment Companies (100.6%)

                                                                     Market
                                                                      Value
                                                          Shares    (Note 2)
                                                         --------- -----------
ISG Capital Growth Fund, Institutional Shares...........    42,243 $   602,811
ISG Equity Income Fund, Institutional Shares............    61,651     580,750
ISG Government Income Fund, Institutional Shares........ 1,095,398  10,504,865
ISG Large-Cap Equity Fund, Institutional Shares.........   207,607   5,815,072
ISG Limited Term Income Fund, Institutional Shares......   464,526   4,478,031
ISG Prime Money Market Fund, Institutional Shares.......   644,012     644,012
                                                                   -----------
TOTAL INVESTMENT COMPANIES
 (Cost $22,995,114).....................................            22,625,541
                                                                   -----------
TOTAL INVESTMENTS IN AFFILIATES
 (Cost $22,995,114) (a) -- (100.6%).....................            22,625,541
Liabilities in excess of
 other assets -- (-0.6%)................................              (128,333)
                                                                   -----------
TOTAL NET ASSETS -- (100.0%)............................           $22,497,208
                                                                   ===========

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $123,148. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation......................................... $  24,597
    Unrealized depreciation.........................................  (517,318)
                                                                     ---------
    Net unrealized depreciation..................................... $(492,721)
                                                                     =========

                                    [CHART]

                              Sector Profile*

                      Prime Money Market Fund        2.9%
                      ISG Government Income Fund    46.4%
                      ISG Large-Cap Equity Fund     25.6%
                      ISG Limited Term Income Fund  19.8%
                      ISG Equity Income Fund         2.6%
                      ISG Capital Growth             2.7%
   *Portfolio composition is subject to change.

                       See notes to financial statements

ISG FUNDS
Moderate Growth & Income Portfolio

 Statement of Assets and Liabilities

                                                               December 31, 1999

Assets:
Investments in affiliates, at value
 (cost $22,995,114)......................................           $22,625,541
Interest and dividends receivable........................                82,385
Receivable for capital shares issued.....................                50,043
Receivable from investment adviser.......................                13,345
Prepaid expenses and other assets........................                    62
                                                                    -----------
 Total Assets............................................            22,771,376
Liabilities:
Distributions payable....................................  $241,154
Accrued expenses and other payables:
 Investment advisory fees................................     1,897
 Administration fees.....................................       372
 Distribution fees.......................................     3,601
 Custodian fees..........................................       954
 Other...................................................    26,190
                                                           --------
 Total Liabilities.......................................               274,168
                                                                    -----------
Net Assets:
Capital..................................................            22,084,096
Undistributed (distributions in excess of) net investment
 income..................................................                    (7)
Undistributed (distributions in excess of) net realized
 gains...................................................               782,692
Net unrealized appreciation (depreciation) from
 investments.............................................              (369,573)
                                                                    -----------
Net Assets...............................................           $22,497,208
                                                                    ===========
Class A Shares
 Net Assets..............................................           $   172,337
 Shares outstanding......................................                17,298
 Redemption price per share..............................           $      9.96
                                                                    ===========
Class A Shares -- Maximum Sales Charge...................                  4.75%
                                                                    -----------
 Maximum Offering Price Per Share (100%/(100% -- Maximum
  Sales Charge) of net asset value
  adjusted to the nearest cent)..........................           $     10.46
                                                                    ===========
Class B Shares
 Net Assets..............................................           $   941,032
 Shares outstanding......................................                94,463
 Offering price per share*...............................           $      9.96
                                                                    ===========
Institutional Shares
 Net Assets..............................................           $21,383,839
 Shares outstanding......................................             2,143,050
 Offering and redemption price per share.................           $      9.98
                                                                    ===========

---------
* Redemption price per share varies by length of time shares are held. Statement of Operations

                                      For the period ended December 31, 1999 (a)

Investment Income:
Dividend income from affiliates............................         $ 326,318
                                                                    ---------
Expenses:
Investment advisory fees................................... $12,700
Administration fees........................................   9,525
Distribution fees -- Class A Shares........................     291
Distribution fees -- Class B Shares........................   4,809
Shareholder servicing fees -- Class A Shares...............     175
Shareholder servicing fees -- Class B Shares...............   1,603
Shareholder servicing fees -- Institutional Shares.........   8,389
Custodian fees.............................................   2,210
Accounting fees............................................  18,333
Transfer agent fees........................................  42,014
Directors' fees............................................     124
Registration and filing fees...............................  37,581
Audit fees.................................................  12,858
Legal fees.................................................   9,220
Other fees.................................................   1,918
                                                            -------
 Total expenses before voluntary fee
  reductions/reimbursements................................           161,750
 Expenses voluntarily reduced/reimbursed...................          (109,443)
                                                                    ---------
 Net expenses..............................................            52,307
                                                                    ---------
Net Investment Income......................................           274,011
                                                                    ---------

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions
 with affiliates...........................................           (40,432)
Realized gain distributions from underlying funds..........           896,909
Net change in unrealized appreciation (depreciation) from
 investments...............................................          (369,573)
                                                                    ---------
Net realized/unrealized gains (losses) from investments....           486,904
                                                                    ---------
Change in net assets resulting from operations.............         $ 760,915
                                                                    =========

---------
(a) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.
                       See notes to financial statements

ISG FUNDS
Moderate Growth & Income Portfolio

 Statement of Changes in Net Assets

                                                                Period Ended
                                                                December 31,
                                                                  1999(a)
                                                                ------------
From Investment Activities:
Operations:
 Net investment income......................................... $   274,011
 Net realized gains (losses) from investment transactions with
  affiliates...................................................     (40,432)
 Realized gain distributions from underlying funds.............     896,909
 Net change in unrealized appreciation (depreciation) from
  investments..................................................    (369,573)
                                                                -----------
Change in net assets resulting from operations.................     760,915
                                                                -----------
Distributions to Class A Shareholders:
 From net investment income....................................      (2,663)(b)
 From net realized gains on investment transactions............        (827)(b)

Distributions to Class B Shareholders:
 From net investment income....................................     (11,236)
 From net realized gains on investment transactions............      (5,466)

Distributions to Institutional Shareholders:
 From net investment income....................................    (260,119)(c)
 From net realized gains on investment transactions............     (67,492)(c)
                                                                -----------
Change in net assets from shareholder distributions............    (347,803)
                                                                -----------
Change in net assets from capital transactions.................  22,084,096
                                                                -----------
Change in net assets...........................................  22,497,208

Net Assets:
 Beginning of period...........................................          --
                                                                -----------
 End of period................................................. $22,497,208
                                                                ===========

---------
(a) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.
(b) For the period from February 9, 1999 (commencement of operations) through December 31, 1999.
(c) For the period from February 10, 1999 (commencement of operations) through December 31, 1999.
                       See notes to financial statements

ISG FUNDS
Moderate Growth & Income Portfolio

 Financial Highlights, Class A Shares

                                                                  Period Ended
                                                                  December 31,
                                                                    1999 (a)
                                                                  ------------
Net Asset Value, Beginning of Period.............................    $ 9.86
                                                                     ------
Investment Activities
 Net investment income (loss)....................................      0.17
 Net realized and unrealized gains (losses) from investments with
  affiliates.....................................................      0.16
                                                                     ------
 Total from Investment Activities................................      0.33
                                                                     ------
Distributions
 Net investment income...........................................     (0.17)
 Net realized gains..............................................     (0.06)
                                                                     ------
 Total Distributions.............................................     (0.23)
                                                                     ------
Net change in asset value........................................      0.10
                                                                     ------
Net Asset Value, End of Period...................................    $ 9.96
                                                                     ======
Total Return (excludes sales charge).............................      3.37%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)................................    $  172
Ratio of expenses to average net assets..........................      0.93%(c)
Ratio of net investment income to average net assets.............      3.32%(c)
Ratio of expenses to average net assets*.........................      9.78%(c)
Portfolio turnover**.............................................       124%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 9, 1999 (commencement of operations) through December 31, 1999.
(b)   Not annualized.
(c)   Annualized.

 Financial Highlights, Class B Shares

                                                                  Period Ended
                                                                  December 31,
                                                                    1999 (a)
                                                                  ------------
Net Asset Value, Beginning of Period.............................    $10.00
                                                                     ------
Investment Activities
 Net investment income (loss)....................................      0.13
 Net realized and unrealized gains (losses) from investments with
  affiliates.....................................................      0.02
                                                                     ------
 Total from Investment Activities................................      0.15
                                                                     ------
Distributions
 Net investment income...........................................     (0.13)
 Net realized gains..............................................     (0.06)
                                                                     ------
 Total Distributions.............................................     (0.19)
                                                                     ------
Net change in asset value........................................     (0.04)
                                                                     ------
Net Asset Value, End of Period...................................    $ 9.96
                                                                     ======
Total Return (excludes redemption charge)........................      1.50%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)................................    $  941
Ratio of expenses to average net assets..........................      1.54%(c)
Ratio of net investment income to average net assets.............      2.80%(c)
Ratio of expenses to average net assets*.........................      6.90%(c)
Portfolio turnover**.............................................       124%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.
(b)   Not annualized.
(c)   Annualized.
                       See notes to financial statements

ISG FUNDS
Moderate Growth & Income Portfolio

 Financial Highlights, Institutional Shares

                                                                  Period Ended
                                                                  December 31,
                                                                    1999 (a)
                                                                  ------------
Net Asset Value, Beginning of Period.............................   $  9.88
                                                                    -------
Investment Activities
 Net investment income (loss)....................................      0.20
 Net realized and unrealized gains (losses) from investments with
  affiliates.....................................................      0.16
                                                                    -------
 Total from Investment Activities................................      0.36
                                                                    -------
Distributions
 Net investment income...........................................     (0.20)
 Net realized gains..............................................     (0.06)
                                                                    -------
 Total Distributions.............................................     (0.26)
                                                                    -------
Net change in asset value........................................      0.10
                                                                    -------
Net Asset Value, End of Period...................................   $  9.98
                                                                    =======
Total Return.....................................................      3.64%(b)

Ratios/Supplementary Data:
Net Assets at end of period (000)................................   $21,384
Ratio of expenses to average net assets..........................      0.73%(c)
Ratio of net investment income to average net assets.............      4.46%(c)
Ratio of expenses to average net assets*.........................      1.87%(c)
Portfolio turnover**.............................................       124%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 10, 1999 (commencement of operations) through December 31, 1999.
(b)   Not annualized.
(c)   Annualized.
                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ISG Investment Management Team
Portfolio Manager
ISG Strategic Portfolio
Growth & Income Portfolio

-------------------------------------------------------------------------------
 Investment Goal

 The Strategic Portfolios seek to provide investors with the potential to achieve a variety of long- and short-term goals, commensurate with investors' specific time horizons and tolerance for risk. Each of the five Strategic Portfolios invests in a combination of underlying mutual funds from the ISG family. Based on each Portfolio's asset-allocation target, the managers periodically rebalance stock, bond and money market holdings--based on analysis of economic and market trends.
-------------------------------------------------------------------------------

Q. How did the Fund perform during the period?

A. For the periods ended December 31, 1999 the Fund's total returns and comparative benchmark returns were as follows:
ISG Growth & Income Portfolio from its inception on 3/8/99 to 12/31/99 (Class A shares at NAV)+: 5.21%
S&P 1500 Index: 16.03%
Merrill Lynch Government/Corporate Master Index: -0.87%.
MSCI EAFE Index: 25.46%
Lipper Balanced Fund Index/1/: 6.83%

Q. What factors affected the Funds' performance?

A. The stock market had a fairly terrific year, while bonds languished. Consequently, our more aggressive Portfolios (which held higher concentrations of underlying stock funds) did much better than the more conservative Portfolios.

The successes of the Aggressive Growth Portfolio and Growth Portfolio, in particular, were due in large measure to their allocations in the ISG Mid-Cap Fund, which produced outsized returns.

The strategy of owning more than one style of fund--for example, having stakes in such diverse sectors as large-cap growth, small-cap value and international equities--proved beneficial. Volatility was pervasive, not just in the stock market, but also in the fixed-income arena. With the markets making big moves, it can be difficult for individual investors to stay abreast of new trends. Shareholders in our Strategic Portfolios enjoyed the advantage of usually having some of their money invested in whatever style was currently fashionable. This diversification is one of the primary benefits offered by the Strategic Portfolio concept.

Q. Going forward, what strategies are the fund managers employing?

A. Each Portfolio has a target range for how much of its assets should be invested in different types of underlying funds. This "road map" guides our team in its asset-allocation decisions. At least once a month, the managers review each Portfolio's current allocation, and based on a Portfolio's target, our valuation discipline and the team's assessment of market conditions, new monies may be invested in various sectors.

As we enter 2000, all of the Portfolios hold a somewhat lower-than-average allocation in equities. This reflects our strong belief that bonds currently offer more relative value. Given the high current valuations of many individual stocks, and equity indices as a whole, we feel that stocks are a bit riskier than bonds at this time.

Q. How can shareholders use the Portfolios to take advantage of changing market conditions in the future?

A. The real strength of these Portfolios is that an investor can implement an asset-allocation strategy supporting his or her individual needs--with a single investment in the most suitable Strategic Portfolio. Rather than worry about macroeconomic events or sector rotation, an investor can simply choose the Portfolio that offers the appropriate measure of potential risk and reward. If this is done correctly, we believe that, over time, shareholders will earn returns that are proportionate with the level of risk they have selected.

---------
+ Including the 4.75% sales load, the ISG Growth & Income Portfolio's return would have been 0.25%.
/1/ The Lipper Balanced Fund Index is an index of managed funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.
Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                         ISG Growth & Income Portfolio
                     Performance (as of December 31, 1999)

-------------------------------------------------------------------------------

                                    [GRAPH]


                                    Class A Shares

             Growth             Growth          Merrill Lynch
            & Income           & Income        S&P     Government/     MSCI
         Portfolio with     Portfolio without  1500     Corporate      EAFE
          Sales Charge        Sales Charge     Index   Master Index   Index

2/9/99       9,525               10,000       10,000      10,000      10,000
12/31/99    10,025               10,521       11,603       9,913      12,546

                                    [GRAPH]


                                   Class B Shares
                  Growth               Growth                Merrill Lynch
                 & Income             & Income       S&P      Government/      MSCI
                 Portfolio            Portfolio      1500     Corporate        EAFE
                 with CDSC          without CDSC    INDEX    Master Index     Index
1/28/99           10,000               10,000       10,000       10,000       10,000
12/31/99          10,210               10,610       11,634        9,724       12,765

                                    [GRAPH]

                            Institutional Shares

                                                   Merrill Lynch
                                                    Government/        MSCI
                Growth                            Corporate Master     EAFE
          & Income Portfolio     S&P 1500 Index         Index         Index
2/10/99         10,000               10,000            10,000         10,000
12/31/99        10,840               12,049             9,976         13,073

                                                                  Cumulative
                                                                 Total Return
                                                                ---------------
                                                                Without  With
                                                                 Sales   Sales
                                                                Charge  Charge*
                                                                ------- -------
Class A Shares
Since Inception 3/8/99.........................................  5.21%   0.25%

* Reflects the maximum sales charge of 4.75%.


                                                                    Cumulative
                                                                   Total Return
                                                                  --------------
                                                                  Without  With
                                                                   CDSC   CDSC**
                                                                  ------- ------
Class B Shares
Since Inception 1/27/99..........................................  6.10%  2.10%

** Reflects the applicable contingent deferred sales charge (maximum 4.00%).

                                                                     Cumulative
                                                                       Total
                                                                       Return
                                                                     ----------
Institutional Shares
Since Inception 2/8/99..............................................   8.40%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.
The Fund's performance is compared to the MSCI Europe, Australasia and Far East (EAFE) Index, which is generally representative of stock markets in those regions; the Merrill Lynch Government/Corporate Master Index, which is generally representative of the performance of corporate and U.S. Government bonds and the S&P 1500 Index, which is generally representative of the performance of large and small companies in the U.S. stock market. These indices are unmanaged and do not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.
Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

ISG FUNDS                                      Schedule of Portfolio Investments
Growth & Income Portfolio                                      December 31, 1999

 Investment Companies (100.6%)

                                                                    Market
                                                                     Value
                                                         Shares    (Note 2)
                                                        --------- -----------
Investment Companies (100.6%)
ISG Capital Growth Fund, Institutional Shares..........   171,907 $ 2,453,111
ISG Equity Income Fund, Institutional Shares...........   238,815   2,249,638
ISG Government Income Fund, Institutional Shares....... 3,446,293  33,049,948
ISG International Equity Fund, Institutional Shares....    84,897   1,126,588
ISG Large-Cap Equity Fund, Institutional Shares........ 1,179,139  33,027,695
ISG Limited Term Income Fund, Institutional Shares.....   643,081   6,199,297
ISG Mid-Cap Fund, Institutional Shares (b).............    83,113   1,443,665
ISG Prime Money Market Fund, Institutional Shares...... 8,625,777   8,625,777
ISG Small-Cap Opportunity Fund, Institutional Shares
 (b)...................................................   100,007   1,350,092
                                                                  -----------
TOTAL INVESTMENT COMPANIES
 (Cost $90,754,694)....................................            89,525,811
                                                                  -----------
TOTAL INVESTMENTS IN AFFILIATES
 (Cost $90,754,694) (a) -- (100.6%)....................            89,525,811
Liabilities in excess of
 other assets -- (-0.6%)...............................              (565,656)
                                                                  -----------
TOTAL NET ASSETS -- (100.0%)...........................           $88,960,155
                                                                  ===========


---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $77,179. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation........................................... $   790,303
Unrealized depreciation...........................................  (2,096,365)
                                                                   -----------
Net unrealized depreciation....................................... $(1,306,062)
                                                                   ===========

(b) Non-income producing security.
                                    [CHART]


                              Sector Profile*
                     Prime Money Market Fund          9.7%
                     ISG Government Income Fund      36.9%
                     ISG International Equity Fund    1.3%
                     ISG Mid-Cap Fund                 1.6%
                     ISG Small-Cap Opportunity Fund   1.5%
                     ISG Large-Cap Equity Fund       36.9%
                     ISG Limited Term Income Fund     6.9%
                     ISG Equity Income Fund           2.5%
                     ISG Capital Growth               2.7%
   *Portfolio composition is subject to change.

                       See notes to financial statements

ISG FUNDS
Growth & Income Portfolio

 Statement of Assets and Liabilities

                                                               December 31, 1999

Assets:
Investments in affiliates, at value (cost $90,754,694)...           $89,525,811
Interest and dividends receivable........................               268,982
Receivable for capital shares issued.....................                13,228
Receivable from investment adviser.......................                11,978
Prepaid expenses and other assets........................                   112
                                                                    -----------
 Total Assets............................................            89,820,111
Liabilities:
Distributions payable....................................  $790,064
Accrued expenses and other payables:
 Investment advisory fees................................     7,551
 Administration fees.....................................     1,482
 Distribution fees.......................................    12,796
 Custodian fees..........................................     2,486
 Other...................................................    45,577
                                                           --------
 Total Liabilities.......................................               859,956
                                                                    -----------
Net Assets:
Capital..................................................            84,959,432
Undistributed (distributions in excess of) net investment
 income..................................................                    15
Undistributed (distributions in excess of) net realized
 gains...................................................             5,229,591
Net unrealized appreciation (depreciation) from
 investments.............................................            (1,228,883)
                                                                    -----------
Net Assets...............................................           $88,960,155
                                                                    -----------
Class A Shares
 Net Assets..............................................           $   535,191
 Shares outstanding......................................                51,048
 Redemption price per share..............................           $     10.48
                                                                    ===========
Class A Shares--Maximum Sales Charge.....................                 4.75%
                                                                    -----------
 Maximum Offering Price Per Share (100%/(100%--Maximum
  Sales Charge) of net asset value adjusted to the
  nearest cent)..........................................           $     11.00
                                                                    ===========
Class B Shares
 Net Assets..............................................           $ 1,725,006
 Shares outstanding......................................               164,290
 Offering price per share*...............................           $     10.50
                                                                    ===========
Institutional Shares
 Net Assets..............................................           $86,699,958
 Shares outstanding......................................             8,250,072
 Offering and redemption price per share.................           $     10.51
                                                                    ===========

---------
* Redemption price per share varies by length of time shares are held. Statement of Operations

                                      For the period ended December 31, 1999 (a)

Investment Income:
Dividend income from affiliates..........................          $ 1,024,399
                                                                   -----------
Expenses:
Investment advisory fees.................................  $49,765
Administration fees......................................   37,323
Distribution fees--Class A Shares........................      755
Distribution fees--Class B Shares........................    8,688
Shareholder servicing fees--Class A Shares...............      453
Shareholder servicing fees--Class B Shares...............    2,896
Shareholder servicing fees--Institutional Shares.........   35,133
Custodian fees...........................................    7,284
Accounting fees..........................................   18,333
Transfer agent fees......................................   45,417
Directors' fees..........................................      497
Registration and filing fees.............................   50,902
Audit fees...............................................   13,569
Other fees...............................................   16,749
                                                           -------
 Total expenses before voluntary fee
  reductions/reimbursements..............................              287,764
 Expenses voluntarily reduced/reimbursed.................             (102,660)
                                                                   -----------
 Net expenses............................................              185,104
                                                                   -----------
Net Investment Income....................................              839,295
                                                                   -----------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions
 with affiliates.........................................              362,820
Realized gain distributions from underlying funds........            4,970,532
Net change in unrealized appreciation (depreciation) from
 investments.............................................           (1,228,883)
                                                                   -----------
Net realized/unrealized gains (losses) from investments..            4,104,469
                                                                   -----------
Change in net assets resulting from operations...........          $ 4,943,764
                                                                   ===========

---------
(a) For the period from January 27, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

ISG FUNDS
Growth & Income Portfolio

 Statement of Changes in Net Assets

                                                                Period Ended
                                                                December 31,
                                                                  1999 (a)
                                                                ------------
From Investment Activities:
Operations:
 Net Investment income......................................... $   839,295
 Net realized gains (losses) from investment transactions with
  affiliates...................................................     362,820
 Realized gain distributions from underlying funds.............   4,970,532
 Net change in unrealized appreciation (depreciation) from
  investments..................................................  (1,228,883)
                                                                -----------
Change in net assets resulting from operations.................   4,943,764
                                                                -----------
Distributions to Class A Shareholders:
 From net investment income....................................      (5,128)(b)
 From net realized gains on investment transactions............      (1,615)(b)
Distributions to Class B Shareholders:
 From net investment income....................................     (12,322)
 From net realized gains on investment transactions............      (4,753)
Distributions to Institutional Shareholders:
 From net investment income....................................    (821,830)(c)
 From net realized gains on investment transactions............     (97,393)(c)
                                                                -----------
Change in net assets from shareholder distributions............    (943,041)
                                                                -----------
Change in net assets from capital transactions.................  84,959,432
                                                                -----------
Change in net assets...........................................  88,960,155
Net Assets:
 Beginning of period...........................................         --
                                                                -----------
 End of period................................................. $88,960,155
                                                                ===========

---------
(a) For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(b) For the period from March 8, 1999 (commencement of operations) through December 31, 1999.
(c) For the period from February 8, 1999 (commencement of operations) through December 31, 1999.
                       See notes to financial statements

ISG FUNDS
Growth & Income Portfolio

 Financial Highlights, Class A Shares


                                                                  Period Ended
                                                                  December 31,
                                                                    1999 (a)
                                                                  ------------
Net Asset Value, Beginning of Period.............................    $10.10
                                                                     ------
Investment Activities
 Net investment income (loss)....................................      0.11
 Net realized and unrealized gains (losses) from investments with
  affiliates.....................................................      0.41
                                                                     ------
 Total from Investment Activities................................      0.52
                                                                     ------
Distributions
 Net investment income...........................................     (0.11)
 Net realized gains..............................................     (0.03)
                                                                     ------
 Total Distributions.............................................     (0.14)
                                                                     ------
Net change in asset value........................................      0.38
                                                                     ------
Net Asset Value, End of Period...................................    $10.48
                                                                     ======
Total Return (excludes sales charge).............................      5.21%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)................................    $  535
Ratio of expenses to average net assets..........................      0.95%(c)
Ratio of net investment income to average net assets.............      2.44%(c)
Ratio of expenses to average net assets*.........................      2.27%(c)
Portfolio turnover**.............................................        57%

* During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from March 8, 1999 (commencement of operations) through December 31, 1999.
(b)  Not annualized.
(c)  Annualized.

 Financial Highlights, Class B Shares

                                                                  Period Ended
                                                                  December 31,
                                                                    1999 (a)
                                                                  ------------
Net Asset Value, Beginning of Period.............................    $10.00
                                                                     ------
Investment Activities
 Net investment income (loss)....................................      0.08
 Net realized and unrealized gains (losses) from investments with
  affiliates.....................................................      0.53
                                                                     ------
 Total from Investment Activities................................      0.61
                                                                     ------
Distributions
 Net investment income...........................................     (0.08)
 Net realized gains..............................................     (0.03)
                                                                     ------
 Total Distributions.............................................     (0.11)
                                                                     ------
Net change in asset value........................................      0.50
                                                                     ------
Net Asset Value, End of Period...................................    $10.50
                                                                     ======
Total Return (excludes redemption charge)........................      6.10%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)................................    $1,725
Ratio of expenses to average net assets..........................      1.52%(c)
Ratio of net investment income to average net assets.............      1.74%(c)
Ratio of expenses to average net assets*.........................      4.26%(c)
Portfolio turnover**.............................................        57%

* During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(b)  Not annualized.
(c) Annualized.
                       See notes to financial statements

ISG FUNDS
Growth & Income Portfolio

 Financial Highlights, Institutional Shares

                                                                  Period Ended
                                                                  December 31,
                                                                    1999 (a)
                                                                  ------------
Net Asset Value, Beginning of Period.............................   $  9.85
                                                                    -------
Investment Activities
 Net investment income (loss)....................................      0.13
 Net realized and unrealized gains (losses) from investments with
  affiliates.....................................................      0.69
                                                                    -------
 Total from Investment Activities................................      0.82
                                                                    -------
Distributions
 Net investment income...........................................     (0.13)
 Net realized gains..............................................     (0.03)
                                                                    -------
 Total Distributions.............................................     (0.16)
                                                                    -------
Net change in asset value........................................      0.66
                                                                    -------
Net Asset Value, End of Period...................................   $ 10.51
                                                                    =======
Total Return.....................................................      8.40%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)................................   $86,700
Ratio of expenses to average net assets..........................      0.70%(c)
Ratio of net investment income to average net assets.............      3.43%(c)
Ratio of expenses to average net assets*.........................      0.98%(c)
Portfolio turnover**.............................................        57%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 8, 1999 (commencement of operations) through December 31, 1999.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ISG Investment Management Team
Portfolio Manager
ISG Strategic Portfolio
Growth Portfolio

-------------------------------------------------------------------------------
 Investment Goal

 The Strategic Portfolios seek to provide investors with the potential to achieve a variety of long- and short-term goals, commensurate with investors' specific time horizons and tolerance for risk. Each of the five Strategic Portfolios invests in a combination of underlying mutual funds from the ISG family. Based on each Portfolio's asset-allocation target, the managers periodically rebalance stock, bond and money market holdings--based on analysis of economic and market trends.
-------------------------------------------------------------------------------

Q. How did the Funds perform during the period?

A. For the period ended December 31, 1999 the Fund's total returns and comparative benchmark returns were as follows:
ISG Growth Portfolio from its inception on 2/11/99 to 12/31/99
(Class A shares at NAV)+: 8.85%
S&P 1500 Index: 20.49%
Merrill Lynch Government/Corporate Master Index: -0.24%
MSCI EAFE Index: 30.73%
Lipper Balanced Fund Index/1/: 9.90%

Q. What factors affected the Funds' performance?

A. The stock market had a fairly terrific year, while bonds languished. Consequently, our more aggressive Portfolios (which held higher concentrations of underlying stock funds) did much better than the more conservative Portfolios.

The successes of the Aggressive Growth Portfolio and Growth Portfolio, in particular, were due in large measure to their allocations in the ISG Mid-Cap Fund, which produced outsized returns.

The strategy of owning more than one style of fund--for example, having stakes in such diverse sectors as large-cap growth, small-cap value and international equities--proved beneficial. Volatility was pervasive, not just in the stock market, but also in the fixed-income arena. With the markets making big moves, it can be difficult for individual investors to stay abreast of new trends. Shareholders in our Strategic Portfolios enjoyed the advantage of usually having some of their money invested in whatever style was currently fashionable. This diversification is one of the primary benefits offered by the Strategic Portfolio concept.

Q. Going forward, what strategies are the fund managers employing?

A. Each Portfolio has a target range for how much of its assets should be invested in different types of underlying funds. This "road map" guides our team in its asset-allocation decisions. At least once a month, the managers review each Portfolio's current allocation, and based on a Portfolio's target, our valuation discipline and the team's assessment of market conditions, new monies may be invested in various sectors.

As we enter 2000, all of the Portfolios hold a somewhat lower-than-average allocation in equities. This reflects our strong belief that bonds currently offer more relative value. Given the high current valuations of many individual stocks, and equity indices as a whole, we feel that stocks are a bit riskier than bonds at this time.

Q. How can shareholders use the Portfolios to take advantage of changing market conditions in the future?

A. The real strength of these Portfolios is that an investor can implement an asset-allocation strategy supporting his or her individual needs--with a single investment in the most suitable Strategic Portfolio. Rather than worry about macroeconomic events or sector rotation, an investor can simply choose the Portfolio that offers the appropriate measure of potential risk and reward. If this is done correctly, we believe that, over time, shareholders will earn returns that are proportionate with the level of risk they have selected.

---------
+ Including the 4.75% sales load, the ISG Growth Portfolio's return would have been 3.63%.
/1/ The Lipper Balanced Fund Index is an index of managed funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.
Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

                             ISG Growth Portfolio
                     Performance (as of December 31, 1999)

-------------------------------------------------------------------------------

                                    [GRAPH]


                                Class A Shares

                                                      Merrill Lynch
            Growth               Growth         S&P    Government/      MSCI
         Portfolio with     Portfolio without   500     Corporate       EAFE
          Sales Charge        Sales Charge     Index   Master Index     Index

2/11/99      9,525               10,000       10,000      10,000       10,000
12/31/99    10,363               10,885       12,049       9,976       13,073

                                    [GRAPH]


                                Class B Shares

                                                     Merrill Lynch
             Growth        Growth                      Government
           Portfolio     Portfolio      S&P 1500        Corporate     MSCI EAFE
           with CDSC    without CDSC      Index       Master Index      Index
 1/27/99    10,000          10,000        10,000          10,000        10,000
12/31/99    10,548          10,948        12,049           9,976        13,073

                                    [GRAPH]


                               Institutional Shares

                                      Merrill Lynch
                              S&P      Government/      MSCI
             Growth           1500      Corporate       EAFE
            Portfolio        Index     Master Index     Index

1/28/99     10,000           10,000      10,000         10,000
12/31/99    10,859           12,049       9,976         13,073


                                                        Cumulative Total Return
                                                        ------------------------
                                                        Without Sales With Sales
                                                           Charge      Charge*
                                                        ------------- ----------
Class A Shares
Since Inception 2/11/99................................     8.85%       3.63%

*Reflects the maximum sales charge of 4.75%.


                                                        Cumulative Total Return
                                                        ------------------------
                                                        Without CDSC With CDSC**
                                                        ------------ -----------
Class B Shares
Since Inception 2/15/99................................    9.48%        5.48%

**Reflects the applicable contingent deferred sales charge (maximum 4.00%).



                                                                   Cumulative
                                                                   Total Return
                                                                   ------------
Institutional Shares
Since Inception 2/1/99............................................    8.59%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.
The Fund's performance is compared to the MSCI Europe, Australasia and Far East (EAFE) Index, which is generally representative of stock markets in those regions; the Merrill Lynch Government/Corporate Master Index, which is generally representative of the performance of corporate and U.S. Government bonds and the S&P 1500 Index, which is generally representative of the performance of large and small companies in the U.S. stock market. These indices are unmanaged and do not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.
Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

ISG FUNDS                                      Schedule of Portfolio Investments
Growth Portfolio                                               December 31, 1999

 Investment Companies (101.1%)

                                                                  Market Value
                                                         Shares     (Note 2)
                                                        --------- ------------
ISG Capital Growth Fund, Institutional Shares..........   101,120 $ 1,442,983
ISG Equity Income Fund, Institutional Shares...........   133,190   1,254,647
ISG Government Income Fund, Institutional Shares.......   306,138   2,935,865
ISG International Equity Fund, Institutional Shares....    57,231     759,450
ISG Large-Cap Equity Fund, Institutional Shares........   116,775   3,270,864
ISG Mid-Cap Fund, Institutional Shares (b).............    47,375     822,902
ISG Prime Money Market Fund, Institutional Shares...... 1,404,303   1,404,303
ISG Small-Cap Opportunity Fund, Institutional Shares
 (b)...................................................    57,575     777,268
                                                                  -----------
TOTAL INVESTMENT COMPANIES (Cost $12,505,193)..........            12,668,282
                                                                  -----------
TOTAL INVESTMENTS IN AFFILIATES
 (Cost $12,505,193) (a) -- (101.1%)....................            12,668,282
Liabilities in excess of
 other assets -- (.1%).................................              (133,911)
                                                                  -----------
TOTAL NET ASSETS -- (100.0%)...........................           $12,534,371
                                                                  ===========

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $16,817. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation......................................... $  426,325
    Unrealized depreciation.........................................  (280,053)
                                                                     ----------
    Net unrealized appreciation..................................... $  146,272
                                                                     ==========

(b)   Non-income producing security.


                                    [CHART]

                            Sector Profile*

                     ISG Government Income Fund      23.2%
                     ISG International Equity Fund    6.0%
                     ISG Mid-Cap Fund                 6.5%
                     ISG Small-Cap Opportunity Fund   6.1%
                     ISG Large-Cap Equity Fund       25.8%
                     ISG Equity Income Fund           9.9%
                     ISG Capital Growth              11.4%
                     Prime Money Market Fund         11.1%

   *Portfolio composition is subject to change.
                       See notes to financial statements

ISG FUNDS
Growth Portfolio

 Statement of Assets and Liabilities

                                                               December 31, 1999

Assets:
Investments in affiliates, at value (cost $12,505,193)....          $12,668,282
Interest and dividends receivable.........................               32,858
Receivable for capital shares issued......................                2,903
Receivable from investment adviser........................               13,229
Prepaid expenses and other assets.........................                   29
                                                                    -----------
 Total Assets.............................................           12,717,301
Liabilities:
Distributions payable..................................... $155,721
Accrued expenses and other payables:
 Investment advisory fees.................................    1,014
 Administration fees......................................      204
 Distribution fees........................................    2,245
 Custodian fees...........................................      665
 Other....................................................   23,081
                                                           --------
 Total Liabilities........................................              182,930
                                                                    -----------
Net Assets:
Capital...................................................           11,782,497
Undistributed (distributions in excess of) net realized
 gains....................................................              588,785
Net unrealized appreciation (depreciation) from
 investments..............................................              163,089
                                                                    -----------
Net Assets................................................          $12,534,371
                                                                    ===========
Class A Shares
 Net Assets...............................................          $   164,375
 Shares outstanding.......................................               15,535
 Redemption price per share...............................          $     10.58
                                                                    ===========
Class A Shares -- Maximum Sales Charge....................                4.75%
                                                                    -----------
 Maximum Offering Price Per Share (100%/(100% -- Maximum
 Sales Charge) of net asset value adjusted to the nearest
 cent)....................................................          $     11.11
                                                                    ===========
Class B Shares
 Net Assets...............................................          $   998,015
 Shares outstanding.......................................               94,429
 Offering price per share*................................          $     10.57
                                                                    ===========
Institutional Shares
 Net Assets...............................................          $11,371,981
 Shares outstanding.......................................            1,071,484
 Offering and redemption price per share..................          $     10.61
                                                                    ===========

---------
* Redemption price per share varies by length of time shares are held.

 Statement of Operations

                                      For the period ended December 31, 1999 (a)

Investment Income:
Dividend income from affiliates..............................         $194,960
                                                                      --------
Expenses:
Investment advisory fees.....................................  $7,396
Administration fees..........................................   5,547
Distribution fees -- Class A Shares..........................     266
Distribution fees -- Class B Shares..........................   3,954
Shareholder servicing fees -- Class A Shares.................     160
Shareholder servicing fees -- Class B Shares.................   1,318
Shareholder servicing fees -- Institutional Shares...........   4,596
Custodian fees...............................................   1,447
Accounting fees..............................................  18,333
Transfer agent fees..........................................  42,016
Directors' fees..............................................      85
Registration and filing fees.................................  35,021
Audit fees...................................................  12,551
Legal fees...................................................   8,951
Other fees...................................................   1,413
                                                               ------
  Total expenses before voluntary fee
   reductions/reimbursements.................................          143,054
  Expenses voluntarily reduced/reimbursed....................         (111,327)
                                                                      --------
  Net expenses...............................................           31,727
                                                                      --------
Net Investment Income........................................          163,233
                                                                      --------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions with
 affiliates..................................................            6,299
Realized gain distributions from underlying funds............          623,542
Net change in unrealized appreciation (depreciation) from
 investments.................................................          163,089
                                                                      --------
Net realized/unrealized gains (losses) from investments......          792,930
                                                                      --------
Change in net assets resulting from operations...............         $956,163
                                                                      ========

---------
(a) For the period from February 1, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

ISG FUNDS
Growth Portfolio

 Statement of Changes in Net Assets


                                                                Period Ended
                                                                December 31,
                                                                  1999 (a)
                                                                ------------
From Investment Activities:
Operations:
 Net investment income......................................... $   163,233
 Net realized gains (losses) from investment transactions with
  affiliates...................................................       6,299
 Realized gain distributions from underlying funds.............     623,542
 Net change in unrealized appreciation (depreciation) from
  investments..................................................     163,089
                                                                -----------
Change in net assets resulting from operations.................     956,163
                                                                -----------
Distributions to Class A Shareholders:
 From net investment income....................................      (2,168)(b)
 From net realized gains on investment transactions............      (1,061)(b)
Distributions to Class B Shareholders:
 From net investment income....................................     (10,994)(c)
 From net realized gains on investment transactions............      (5,651)(c)
Distributions to Institutional Shareholders:
 From net investment income....................................    (148,768)
 From net realized gains on investment transactions............     (35,647)
                                                                -----------
Change in net assets from shareholder distributions............    (204,289)
                                                                -----------
Change in net assets from capital transactions.................  11,782,497
                                                                -----------
Change in net assets...........................................  12,534,371
Net Assets:
 Beginning of period...........................................         --
                                                                -----------
 End of period................................................. $12,534,371
                                                                ===========

---------
(a) For the period from February 1, 1999 (commencement of operations) through December 31, 1999.
(b) For the period from February 11, 1999 (commencement of operations) through December 31, 1999.
(c) For the period from February 15, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

ISG FUNDS
Growth Portfolio

 Financial Highlights, Class A Shares

                                                                  Period Ended
                                                                  December 31,
                                                                    1999(a)
                                                                  ------------
Net Asset Value, Beginning of Period.............................    $ 9.93
                                                                     ------
Investment Activities
 Net investment income (loss)....................................      0.14
 Net realized and unrealized gains (losses) from investments with
  affiliates.....................................................      0.73
                                                                     ------
 Total from Investment Activities................................      0.87
                                                                     ------
Distributions
 Net investment income...........................................     (0.14)
 Net realized gains..............................................     (0.08)
                                                                     ------
 Total Distributions.............................................     (0.22)
                                                                     ------
Net change in asset value........................................      0.65
                                                                     ------
Net Asset Value, End of Period...................................    $10.58
                                                                     ======
Total Return (excludes sales charge).............................      8.85%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)................................    $  164
Ratio of expenses to average net assets..........................      0.94%(c)
Ratio of net investment income to average net assets.............      2.44%(c)
Ratio of expenses to average net assets*.........................      9.41%(c)
Portfolio turnover**.............................................        76%

---------
* During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 11, 1999 (commencement of operations) through December 31, 1999.
(b) Not annualized.
(c) Annualized.

 Financial Highlights, Class B Shares

                                                                  Period Ended
                                                                  December 31,
                                                                    1999(a)
                                                                  ------------
Net Asset Value, Beginning of Period.............................    $ 9.84
                                                                     ------
Investment Activities
 Net investment income (loss)....................................      0.12
 Net realized and unrealized gains (losses) from investments with
  affiliates.....................................................      0.81
                                                                     ------
 Total from Investment Activities................................      0.93
                                                                     ------
Distributions
 Net investment income...........................................     (0.12)
 Net realized gains..............................................     (0.08)
                                                                     ------
 Total Distributions.............................................     (0.20)
                                                                     ------
Net change in asset value........................................      0.73
                                                                     ------
Net Asset Value, End of Period...................................    $10.57
                                                                     ======
Total Return (excludes redemption charge)........................      9.48%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)................................    $  998
Ratio of expenses to average net assets..........................      1.55%(c)
Ratio of net investment income to average net assets.............      2.14%(c)
Ratio of expenses to average net assets*.........................      6.75%(c)
Portfolio turnover**.............................................        76%

---------
* During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 15, 1999 (commencement of operations) through December 31, 1999.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

ISG FUNDS
Growth Portfolio

 Financial Highlights, Institutional Shares

                                                                 Period Ended
                                                                 December 31,
                                                                   1999 (a)
                                                                 ------------
Net Asset Value, Beginning of Period............................   $ 10.00
                                                                   -------
Investment Activities
 Net investment income (loss)...................................      0.16
 Net realized and unrealized gains (losses) from investments
  with affiliates...............................................      0.69
                                                                   -------
 Total from Investment Activities...............................      0.85
                                                                   -------
Distributions
 Net investment income..........................................     (0.16)
 Net realized gains.............................................     (0.08)
                                                                   -------
 Total Distributions............................................     (0.24)
                                                                   -------
Net change in asset value.......................................      0.61
                                                                   -------
Net Asset Value, End of Period..................................   $ 10.61
                                                                   =======
Total Return....................................................      8.59% (b)
Ratios/Supplementary Data:
Net Assets at end of period (000)...............................   $11,372
Ratio of expenses to average net assets.........................      0.73% (c)
Ratio of net investment income to average net assets............      4.82% (c)
Ratio of expenses to average net assets*........................      3.14% (c)
Portfolio turnover**............................................        76%

---------
* During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 1, 1999 (commencement of operations) through December 31, 1999.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ISG Investment Management Team
Portfolio Manager
ISG Strategic Portfolio
Aggressive Growth Portfolio

-------------------------------------------------------------------------------
 Investment Goal

 The Strategic Portfolios seek to
 provide investors with the potential
 to achieve a variety of long- and
 short-term goals, commensurate with
 investors' specific time horizons
 and tolerance for risk. Each of the
 five Strategic Portfolios invests in
 a combination of underlying mutual
 funds from the ISG family. Based on
 each Portfolio's asset-allocation
 target, the managers periodically
 rebalance stock, bond and money
 market holdings--based on analysis
 of economic and market trends.
-------------------------------------------------------------------------------

Q. How did the Fund perform during the period?

A. For the periods ended December 31, 1999 the Fund's total returns and comparative benchmark returns were as follows:
ISG Aggressive Growth Portfolio from its inception on 1/13/99 to 12/31/99 (Class A shares at NAV)+: 16.92%
S&P 1500 Index: 16.34%
Merrill Lynch Government/Corporate Master Index: -2.76%
MSCI EAFE Index: 27.65%
Lipper Growth Funds Index/1/: 27.16%

Q. What factors affected the Funds' performance?

A. It was heartening for shareholders to see that, for the period as a whole, the Portfolios performed exactly as expected. The stock market had a fairly terrific year, while bonds languished. Consequently, our more aggressive Portfolios (which held higher concentrations of underlying stock funds) did much better than the more conservative Portfolios.

The successes of the Aggressive Growth Portfolio and Growth Portfolio, in particular, were due in large measure to their allocations in the ISG Mid-Cap Fund, which produced outsized returns.

The strategy of owning more than one style of fund--for example, having stakes in such diverse sectors as large-cap growth, small-cap value and international equities--proved beneficial. Volatility was pervasive, not just in the stock market, but also in the fixed-income arena. With the markets making big moves, it can be difficult for individual investors to stay abreast of new trends. Shareholders in our Strategic Portfolios enjoyed the advantage of usually having some of their money invested in whatever style was currently fashionable. This diversification is one of the primary benefits offered by the Strategic Portfolio concept.

Q. Going forward, what strategies are the fund managers employing?

A. Each Portfolio has a target range for how much of its assets should be invested in different types of underlying funds. This "road map" guides our team in its asset-allocation decisions. At least once a month, the managers review each Portfolio's current allocation, and based on a Portfolio's target, our valuation discipline and the team's assessment of market conditions, new monies may be invested in various sectors.

As we enter 2000, all of the Portfolios hold a somewhat lower-than-average allocation in equities. This reflects our strong belief that bonds currently offer more relative value. Given the high current valuations of many individual stocks, and equity indices as a whole, we feel that stocks are a bit riskier than bonds at this time.

Q. How can shareholders use the Portfolios to take advantage of changing market conditions in the future?

A. The real strength of these Portfolios is that an investor can implement an asset-allocation strategy supporting his or her individual needs--with a single investment in the most suitable Strategic Portfolio. Rather than worry about macroeconomic events or sector rotation, an investor can simply choose the Portfolio that offers the appropriate measure of potential risk and reward. If this is done correctly, we believe that, over time, shareholders will earn returns that are proportionate with the level of risk they have selected.
---------
+ Including the 4.75% sales load, the ISG Aggressive Growth Portfolio's return would have been 11.36%.
/1/ The Lipper Growth Funds Average is an average of funds that normally seeks growth of principal through equity investments.
Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investor's shares, when redeemed, may be worth more or less than their original purchase price.

                        ISG Aggressive Growth Portfolio
                     Performance (as of December 31, 1999)

-------------------------------------------------------------------------------

                                    [GRAPH]


                                    Class A Shares

                                                      Merrill Lynch
        Aggressive Growth   Aggressive Growth   S&P    Government/      MSCI
         Portfolio with     Portfolio without  1500     Corporate       EAFE
          Sales Charge        Sales Charge     Index   Master Index     Index

1/13/99      9,525               10,000       10,000      10,000       10,000
12/31/99    11,136               11,692       11,634       9,724       12,765


                                    [GRAPH]


                                Class B Shares

           Aggressive    Aggressive                  Merrill Lynch
             Growth        Growth                      Government
           Portfolio     Portfolio      S&P 1500        Corporate     MSCI EAFE
           with CDSC    without CDSC      Index       Master Index      Index

 1/27/99    10,000          10,000        10,000          10,000        10,000
12/31/99    11,170          11,570        11,634           9,724        12,765


                                    [GRAPH]


                             Institutional Shares

                                      Merrill Lynch
           Aggressive                   Government
             Growth      S&P 1500        Corporate     MSCI EAFE
           Portfolio       Index       Master Index      Index

 1/27/99    10,000         10,000          10,000        10,000
12/31/99    11,631         11,634           9,724        12,765


                                                                   Cumulative
                                                                  Total Return
                                                                 ---------------
                                                                 Without  With
                                                                  Sales   Sales
                                                                 Charge  Charge*
                                                                 ------- -------
Class A Shares
Since Inception 1/13/99......................................... 16.92%  11.36%

*  Reflects the maximum sales charge of 4.75%.

                                                                    Cumulative
                                                                   Total Return
                                                                  --------------
                                                                  Without  With
                                                                   CDSC   CDSC**
                                                                  ------- ------
Class B Shares
Since Inception 1/27/99.......................................... 15.70%  11.70%

**  Reflects the applicable contingent deferred sales charge (maximum 4.00%).


                                                                     Cumulative
                                                                    Total Return
                                                                    ------------
Institutional Shares
Since Inception 1/28/99............................................    16.31%

The charts above represent a comparison to a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.
The Fund's performance is compared to the MSCI Europe, Australasia and Far East Index, which is generally representative of stock markets in those regions; the Merrill Lynch Government/Corporate Master Index, which is generally representative of the performance of corporate and U.S. Government bonds and the S&P 1500 Index, which is generally representative of the performance of large and small companies in the U.S. stock market. These indices are unmanaged and do not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.
Past performance is not a prediction of future results. The Fund's investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original purchase price.

ISG FUNDS                                      Schedule of Portfolio Investments
Aggressive Growth Portfolio                                    December 31, 1999

 Investment Companies (101.1%)

                                                                    Market
                                                                     Value
                                                         Shares    (Note 2)
                                                        --------- -----------
ISG Capital Growth Fund, Institutional Shares..........   260,661 $ 3,719,637
ISG International Equity Fund, Institutional Shares....   124,140   1,647,333
ISG Large-Cap Equity Fund, Institutional Shares........   292,613   8,196,083
ISG Mid-Cap Fund, Institutional Shares (b).............    99,256   1,724,069
ISG Prime Money Market Fund, Institutional Shares...... 2,853,405   2,853,405
ISG Small-Cap Opportunity Fund, Institutional Shares
 (b)...................................................   135,454   1,828,624
                                                                  -----------
TOTAL INVESTMENT COMPANIES
 (Cost $19,446,107)....................................            19,969,151
                                                                  -----------
TOTAL INVESTMENTS IN AFFILIATES
 (Cost $19,446,107) (a) -- (101.1%)....................            19,969,151
Liabilities in excess of
 other assets -- (-1.1%)...............................              (216,047)
                                                                  -----------
TOTAL NET ASSETS -- (100.0%)...........................           $19,753,104
                                                                  ===========

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $70,472. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation.......... $ 877,391
    Unrealized depreciation..........  (424,819)
                                      ---------
    Net unrealized appreciation...... $ 452,572
                                      =========

(b) Non-income producing security.


                                    [CHART]


                              Sector Profile*

                     ISG International Equity Fund    8.3%
                     ISG Mid-Cap Fund                 8.6%
                     ISG Small-Cap Opportunity Fund   9.2%
                     ISG Large-Cap Equity Fund       41.0%
                     ISG Capital Growth              18.6%
                     Prime Money Market Fund         14.3%

   *Portfolio composition is subject to change.
                       See notes to financial statements

ISG FUNDS
Aggressive Growth Portfolio

 Statement of Assets and Liabilities

                                                               December 31, 1999

Assets:
Investments in affiliates, at value (cost $19,446,107)....          $19,969,151
Interest and dividends receivable.........................               32,128
Receivable for capital shares issued......................                8,159
Receivable from investment adviser........................               13,503
Prepaid expenses and other assets.........................                   80
                                                                    -----------
 Total Assets.............................................           20,023,021

Liabilities:
Distributions payable..................................... $199,271
Payable for capital shares redeemed.......................   38,965
Accrued expenses and other payables:
 Investment advisory fees.................................    1,631
 Administration fees......................................      325
 Distribution fees........................................    2,927
 Custodian fees...........................................      955
 Other....................................................   25,843
                                                           --------
 Total Liabilities........................................              269,917
                                                                    -----------
Net Assets:
Capital...................................................           17,533,419
Undistributed (distributions in excess of) net investment
 income...................................................                    5
Undistributed (distributions in excess of) net realized
 gains....................................................            1,696,636
Net unrealized appreciation (depreciation) from
 investments..............................................              523,044
                                                                    -----------
Net Assets................................................          $19,753,104
                                                                    ===========
Class A Shares
 Net Assets...............................................          $   449,723
 Shares outstanding.......................................               38,958
 Redemption price per share...............................          $     11.54
                                                                    ===========
Class A Shares -- Maximum Sales Charge....................                4.75%
                                                                    -----------
 Maximum Offering Price Per Share (100%/(100% -- Maximum
  Sales Charge) of net asset value adjusted to the nearest
  cent)...................................................          $     12.12
                                                                    ===========
Class B Shares
 Net Assets...............................................          $   455,919
 Shares outstanding.......................................               39,761
 Offering price per share*................................          $     11.47
                                                                    ===========
Institutional Shares
 Net Assets...............................................          $18,847,462
 Shares outstanding.......................................            1,635,333
 Offering and redemption price per share..................          $     11.53
                                                                    ===========

---------
*  Redemption price per share varies by length of time shares are held.

 Statement of Operations

                                      For the period ended December 31, 1999 (a)

Investment Income:
Dividend income from affiliates...........................         $  249,939

Expenses:
Investment advisory fees.................................. $12,875
Administration fees.......................................   9,656
Distribution fees -- Class A Shares.......................     524
Distribution fees -- Class B Shares.......................   2,179
Shareholder servicing fees -- Class A Shares..............     315
Shareholder servicing fees -- Class B Shares..............     727
Shareholder servicing fees -- Institutional Shares........   8,905
Custodian fees............................................   2,318
Accounting fees...........................................  19,247
Transfer agent fees.......................................  44,107
Directors' fees...........................................     160
Registration and filing fees..............................  36,749
Audit fees................................................  12,497
Legal fees................................................   9,321
Other fees................................................   2,026
                                                           -------
 Total expenses before voluntary fee
  reductions/reimbursements...............................            161,606
 Expenses voluntarily reduced/reimbursed..................           (111,354)
                                                                   ----------
 Net expenses.............................................             50,252
                                                                   ----------
Net Investment Income.....................................            199,687
                                                                   ----------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions
 with affilliates.........................................            190,100
Realized gain distributions from underlying funds.........          1,545,393
Net change in unrealized appreciation (depreciation) from
 investments..............................................            523,044
                                                                   ----------
Net realized/unrealized gains (losses) from investments...          2,258,537
                                                                   ----------
Change in net assets resulting from operations............         $2,458,224
                                                                   ==========

---------
(a) For the period from January 13, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

ISG FUNDS
Aggressive Growth Portfolio

 Statement of Changes in Net Assets

                                                                Period Ended
                                                                December 31,
                                                                  1999(a)
                                                                ------------
From Investment Activities:
Operations:
 Net investment income......................................... $   199,687
 Net realized gains (losses) from investment transactions with
  affiliates...................................................     190,100
 Realized gain distributions from underlying funds.............   1,545,393
 Net change in unrealized appreciation (depreciation) from
  investments..................................................     523,044
                                                                -----------
Change in net assets resulting from operations.................   2,458,224
                                                                -----------
Distributions to Class A Shareholders:
 From net investment income....................................      (4,353)
 From net realized gains on investment transactions............      (1,148)
Distributions to Class B Shareholders:
 From net investment income....................................      (3,743)(b)
 From net realized gains on investment transactions............      (1,143)(b)
Distributions to Institutional Shareholders:
 From net investment income....................................    (191,586)(c)
 From net realized gains on investment transactions............     (36,566)(c)
                                                                -----------
Change in net assets from shareholder distributions............    (238,539)
                                                                -----------
Change in net assets from capital transactions.................  17,533,419
                                                                -----------
Change in net assets...........................................  19,753,104
Net Assets:
 Beginning of period...........................................         --
                                                                -----------
 End of period................................................. $19,753,104
                                                                ===========

---------
(a) For the period from January 13, 1999 (commencement of operations) through December 31, 1999.
(b) For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(c) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.
                       See notes to financial statements

ISG FUNDS
Aggressive Growth Portfolio

 Financial Highlights, Class A Shares

                                                                  Period Ended
                                                                  December 31,
                                                                    1999(a)
                                                                  ------------
Net Asset Value, Beginning of Period.............................    $10.00
                                                                     ------
Investment Activities
 Net investment income (loss)....................................      0.09
 Net realized and unrealized gains (losses) from investments with
  affiliates.....................................................      1.60
                                                                     ------
 Total from Investment Activities................................      1.69
                                                                     ------
Distributions
 Net investment income...........................................     (0.11)
 Net realized gains..............................................     (0.04)
                                                                     ------
 Total Distributions.............................................     (0.15)
                                                                     ------
Net change in asset value........................................      1.54
                                                                     ------
Net Asset Value, End of Period...................................    $11.54
                                                                     ======

Total Return (excludes sales charge).............................     16.92%(b)

Ratios/Supplementary Data:
Net Assets at end of period (000)................................    $  450
Ratio of expenses to average net assets..........................      0.96%(c)
Ratio of net investment income to average net assets.............      1.65%(c)
Ratio of expenses to average net assets*.........................      6.10%(c)
Portfolio turnover**.............................................        95%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from January 13, 1999 (commencement of operations) through December 31, 1999.
(b)  Not annualized.
(c)  Annualized.
 Financial Highlights, Class B Shares

                                                                  Period Ended
                                                                  December 31,
                                                                    1999(a)
                                                                  ------------
Net Asset Value, Beginning of Period.............................    $10.03
                                                                     ------
Investment Activities
 Net investment income (loss)....................................      0.07
 Net realized and unrealized gains (losses) from investments with
  affiliates.....................................................      1.50
                                                                     ------
 Total from Investment Activities................................      1.57
                                                                     ------
Distributions
 Net investment income...........................................     (0.09)
 Net realized gains..............................................     (0.04)
                                                                     ------
 Total Distributions.............................................     (0.13)
                                                                     ------
Net change in asset value........................................      1.44
                                                                     ------
Net Asset Value, End of Period...................................    $11.47
                                                                     ======

Total Return (excludes redemption charge)........................     15.70%(b)

Ratios/Supplementary Data:
Net Assets at end of period (000)................................    $  456
Ratio of expenses to average net assets..........................      1.52%(c)
Ratio of net investment income to average net assets.............      0.92%(c)
Ratio of expenses to average net assets*.........................      7.86%(c)
Portfolio turnover**.............................................        95%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(b)  Not annualized.
(c)  Annualized.
                       See notes to financial statements

ISG FUNDS
Aggressive Growth Portfolio

 Financial Highlights, Institutional Shares

                                                                  Period Ended
                                                                  December 31,
                                                                    1999(a)
                                                                  ------------
Net Asset Value, Beginning of Period.............................   $ 10.05
                                                                    -------
Investment Activities
 Net investment income (loss)....................................      0.12
 Net realized and unrealized gains (losses) from investments with
  affiliates.....................................................      1.52
                                                                    -------
 Total from Investment Activities................................      1.64
                                                                    -------
Distributions
 Net investment income...........................................     (0.12)
 Net realized gains..............................................     (0.04)
                                                                    -------
 Total Distributions.............................................     (0.16)
                                                                    -------
Net change in asset value........................................      1.48
                                                                    -------
Net Asset Value, End of Period...................................   $ 11.53
                                                                    =======
Total Return.....................................................     16.31%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)................................   $18,847
Ratio of expenses to average net assets..........................      0.73%(c)
Ratio of net investment income to average net assets.............      3.23%(c)
Ratio of expenses to average net assets*.........................      2.10%(c)
Portfolio turnover**.............................................        95%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.
(b)  Not annualized.
(c)  Annualized.
                       See notes to financial statements

ISG FUNDS

                         Notes to Financial Statements
                               December 31, 1999

Note 1 -- Organization

  ISG Funds are a separate series of The Infinity Mutual Funds, Inc. (the "Company") which was organized as a Maryland corporation on March 6, 1990 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Company operates as a series of twenty-three funds. The accompanying financial statements and notes relate to the ISG Treasury Money Market Fund, the ISG Prime Money Market Fund, the ISG Tax-Exempt Money Market Fund (collectively the "Money Market Funds"), the ISG Limited Term U.S. Government Fund, the ISG Government Income Fund, the ISG Municipal Income Fund, the ISG Limited Term Tennessee Tax-Exempt Fund, the ISG Tennessee Tax-Exempt Fund, the ISG Limited Term Income Fund, the ISG Income Fund, the ISG Equity Income Fund, the ISG Large-Cap Equity Fund, the ISG Capital Growth Fund, the ISG Mid-Cap Fund, the ISG Small-Cap Opportunity Fund, the ISG International Equity Fund, the ISG Current Income Portfolio, the ISG Moderate Growth & Income Portfolio, the Growth & Income Portfolio, the Growth Portfolio and the Aggressive Growth Portfolio (collectively, the "Variable Net Asset Value Funds") (individually, a "Fund" and collectively, the "Funds").

  On October 1, 1999, First American Corporation, the parent company of First American National Bank ("First American"), completed its merger with AmSouth Bancorporation. As a result of the merger, First American is now a wholly-owned subsidiary of AmSouth Bancorporation.

  The TREASURY MONEY MARKET FUND seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. This Fund will invest only in U.S. Treasury securities and in other securities guaranteed as to principal and interest by the U.S. Government, and repurchase agreements in respect thereof.

  The PRIME MONEY MARKET FUND seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. This Fund will invest in short-term money market instruments.

  The TAX-EXEMPT MONEY MARKET FUND seeks to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. This Fund will invest primarily in short-term municipal obligations.

  The LIMITED TERM U.S. GOVERNMENT FUND seeks to provide investors with high current income without assuming undue risk. This Fund will invest primarily in a portfolio of U.S. government securities that, under normal market conditions, has an effective duration that approximates that of the Merrill Lynch Government 1 to 5 Year Bond Index.

  The GOVERNMENT INCOME FUND seeks to provide investors with current income. This Fund will invest primarily in securities guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities.

  The MUNICIPAL INCOME FUND seeks to provide investors with dividend income exempt from Federal income tax. This Fund will invest primarily in investment grade municipal obligations.

  The LIMITED TERM TENNESSEE TAX-EXEMPT FUND seeks to provide investors with current income exempt from Federal and Tennessee income taxes without assuming undue risk. This Fund will invest primarily in a portfolio of investment grade Tennessee municipal obligations that, under normal market conditions, has a duration of under five years and an effective average portfolio maturity ranging between three and five years.

  The TENNESSEE TAX-EXEMPT FUND seeks to provide investors with current income exempt from Federal and Tennessee income taxes without assuming undue risk. This Fund will invest primarily in investment grade Tennessee municipal obligations without regard to maturity.

  The LIMITED TERM INCOME FUND seeks to provide investors with current income without assuming undue risk. This Fund will invest primarily in a portfolio of investment grade, U.S. dollar denominated fixed-income securities of domestic and foreign issuers, which, under normal market conditions, has a duration of under four years.

  The INCOME FUND seeks to provide investors with current income without assuming undue risk. This Fund will invest primarily in a portfolio of investment grade, U.S. dollar denominated fixed-income securities of domestic and foreign issuers, which, under normal market conditions, has an effective duration of 50% to 150% of that of the Merrill Lynch Government Corporate Master Index.

                                   Continued

ISG FUNDS

                               December 31, 1999

  The EQUITY INCOME FUND seeks to provide investors with current income and capital appreciation. This Fund will invest primarily in dividend-paying equity securities of domestic issuers which are expected to provide reasonable income and may have capital appreciation potential.

  The LARGE-CAP EQUITY FUND seeks to provide investors with long-term capital appreciation and, as a secondary objective, current income. This Fund will invest primarily in equity securities of large capitalization (over $1 billion) domestic issuers that have the potential to provide capital appreciation and income.

  The CAPITAL GROWTH FUND seeks to provide investors with capital growth. This Fund will invest primarily in the equity securities of domestic issuers.

  The MID-CAP FUND seeks to provide investors with capital appreciation. This Fund will invest primarily in equity securities of moderate capitalization ($500 million to $5 billion) domestic issuers.

  The SMALL-CAP OPPORTUNITY FUND seeks to provide investors with capital appreciation. This Fund will invest primarily in equity securities of small capitalization (under $1 billion) domestic issuers.

  The INTERNATIONAL EQUITY FUND seeks to provide investors with capital appreciation. This Fund will invest primarily in equity securities of foreign issuers which are established companies in economically developed countries.

  The CURRENT INCOME PORTFOLIO seeks to provide investors with current income. This Fund will allocate its assets among the Underlying ISG Funds within a predetermined strategy range which invest primarily in fixed income securities.

  The MODERATE GROWTH & INCOME PORTFOLIO seeks to provide investors with current income and a moderate level of capital growth. This Fund will allocate its assets among the Underlying ISG Funds within a predetermined strategy range which invest primarily in equity and fixed income securities.

  The GROWTH & INCOME PORTFOLIO seeks to provide investors with long-term capital growth and a moderate level of current income. This Fund will allocate its assets among the Underlying ISG Funds within a predetermined strategy range which invest primarily in equity securities.

  The GROWTH PORTFOLIO seeks to provide investors with long-term capital growth. The Fund will allocate its assets among the Underlying ISG Funds within a predetermined strategy range which invest primarily in equity securities.

  The AGGRESSIVE GROWTH PORTFOLIO seeks to provide investors with capital growth. The Fund will allocate its assets among the Underlying ISG Funds within a predetermined strategy range which invest primarily in equity securities.

  The Funds are authorized to issue three classes of shares as follows:
Institutional Shares, Class A Shares and Class B Shares (except for the Treasury Money Market Fund and Tax-Exempt Money Market Fund which do not offer Class B Shares and the Limited Term Tennessee Tax-Exempt Fund which does not offer Institutional Shares). Class A Shares are subject to an initial sales charge imposed at the time of purchase and Class B Shares are subject to a contingent deferred sales charge at the time of redemption, as described in the Funds' prospectus. Class A (except for the Money Market Funds) and Class B Shares bear distribution (12b-1) fees. Class A, Class B and Institutional Shares bear shareholder servicing fees. Each class has identical rights and privileges except with respect to the distribution (12b-1) fees paid by Class A and Class B Shares, the shareholder servicing fees paid by each respective class, voting matters affecting a single class of shares and the exchange privileges of each class of shares.

  At December 31, 1999, there were 27 billion shares of the Funds' $0.001 par value common stock authorized, of which each Fund's shares are classified into Class A Shares, Class B Shares and Institutional Shares, except as noted above.

Note 2 -- Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.
                                   Continued

ISG FUNDS

                               December 31, 1999


A) Security Valuation:

  The Money Market Funds' securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

  The Variable Net Asset Value Funds' investments are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by the Board of Directors. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. Investments in foreign securities of the International Equity Fund are valued based on quotations from the primary market in which they are traded. Investment companies are valued at the published net asset value per share. Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, which approximates market value. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation.

B) Security Transactions and Investment Income:

  Security transactions are recorded on trade date. Realized gains and losses from sales of investments are calculated on the identified cost basis. Interest income, including accretion of discount and amortization of premium on investments (when applicable), is accrued daily. Dividend income is recorded on the ex-dividend date.

C) Repurchase Agreements:

  The Funds may invest in repurchase agreements from financial institutions, such as banks and broker-dealers approved by the Board of Directors. The Funds' custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Accordingly, the Funds could receive less than the carrying value upon the sale of the underlying collateral securities.

D) Securities Purchased on a When-Issued Basis:

  Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby, involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Funds maintain cash and marketable securities at least equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis do not earn income until settlement date. There were no when-issued securities outstanding as of December 31, 1999.

E) Foreign Currency Translation:

  The market value of investment securities, other assets and liabilities of the International Equity Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of fund securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference
                                   Continued

ISG FUNDS

                               December 31, 1999

between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

F) Risks Associated with Foreign Securities and Currencies:

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

  Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the International Equity Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

G) Forward Currency Contracts:

  The International Equity Fund may enter into a forward currency contract ("forward") which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

  Forwards may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains/losses from investment and foreign currency transactions. Fluctuations in the value of forwards held are recorded for financial reporting purposes as unrealized gains and losses by the Fund. There were no forwards open at December 31, 1999.

H) Securities Lending:

  To generate additional income, the Funds may lend up to 33 1/3% of total assets pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment of collateral.

  When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. government securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying schedules of portfolio investments. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the adviser to be of good standing and creditworthy under guidelines established by the Board of Directors and when, in the judgment of the adviser, the consideration which can be earned currently from such securities loaned justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of December 31, 1999, the following Funds had securities with the following market values on loan:

                                   Continued

ISG FUNDS

                               December 31, 1999

                                         Cash
                          Uninvested  Collateral  Total Market Market Value   Average
                             Cash    Invested in    Value of    of Loaned   Market Value
                          Collateral  Securities   Collateral   Securities    on Loan
                          ---------- ------------ ------------ ------------ ------------
Treasury Money Market
 Fund...................  $      --  $ 61,867,500 $ 61,867,500 $ 61,390,390 $69,570,358
Government Income Fund..     626,960  187,686,275  188,313,235  183,197,500  89,190,363
Limited Term Income
 Fund...................      10,156    3,040,159    3,050,315    2,967,450   2,098,229
Income Fund.............      11,890    3,559,473    3,571,363    3,474,345     239,819
Equity Income Fund......      71,593   21,432,001   21,503,594   20,919,425  22,190,038
Large-Cap Equity Fund...   1,350,883  404,399,412  405,750,295  394,727,638 130,967,358
Capital Growth Fund.....     397,268  118,926,057  119,323,325  116,081,775  76,283,574
Mid-Cap Fund............       6,462    1,934,580    1,941,042    1,888,313     328,757
Small-Cap Opportunity
 Fund...................      24,784    7,419,323    7,444,107    7,241,880   9,197,593

  The loaned securities were fully collateralized by cash, of which, the majority was invested in U.S. government securities, commercial paper, investment companies and repurchase agreements at December 31, 1999.

I) Expenses:

  The Funds incurred certain costs in connection with their organization. These costs were deferred and are being amortized on a straight-line basis over five years from their commencement of operations.

  On June 30, 1998, the Company adopted Statement of Position (SOP)98-5, "Reporting on the Costs of Start-Up Activities". Under the provisions of SOP 98-5, costs associated with organizing a portfolio which commences operations subsequent to June 30, 1998 must be expensed as incurred and may not be amortized over future periods. Accordingly, costs incurred in connection with the organization of the Tax-Exempt Money Market Fund, Mid-Cap Fund, Current Income Portfolio, Moderate Growth & Income Portfolio, Growth & Income Portfolio, Growth Portfolio and Aggressive Growth Portfolio were paid by First American.

  ISG accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund while general ISG or Company expenses are allocated among the ISG Funds' or Company's respective Funds based on the relative net assets of each Fund.
                                   Continued

ISG FUNDS

                               December 31, 1999


J) Federal Income Taxes:

  For federal income tax purposes, each Fund is treated as a separate entity for the purpose of determining its qualification as a regulated investment company under the Internal Revenue Code (the "Code"). It is the policy of each Fund to meet the requirements of the Code applicable to regulated investment companies, including the requirement that they distribute substantially all of their income and capital gains to shareholders. Therefore, no federal income tax provision is required.

  For federal income tax purposes, the following Funds have capital loss carryovers as of December 31, 1999, which are available to offset future capital gains, if any, on securities transactions to the extent provided for in the Code:

Fund                                                            Amount   Expires
----                                                          ---------- -------
Treasury Money Market Fund................................... $   15,528  2000
                                                                     122  2001
                                                                     479  2002
                                                                   6,387  2003
                                                              ----------
                                                              $   22,516
                                                              ==========
Prime Money Market Fund...................................... $      889  2002
                                                                     149  2004
                                                                       9  2005
                                                                   3,675  2006
                                                                  51,855  2007
                                                              ----------
                                                              $   56,577
                                                              ==========
Tax-Exempt Money Market Fund................................. $  121,429  2007
                                                              ==========
Limited Term U.S. Government Fund............................ $1,212,357  2001
                                                               1,040,337  2002
                                                                 758,580  2003
                                                                 378,938  2004
                                                              ----------
                                                              $3,390,212
                                                              ==========
Government Income Fund....................................... $   68,026  2002
                                                                 467,764  2003
                                                                 498,409  2004
                                                                 763,279  2005
                                                                 151,172  2006
                                                              ----------
                                                              $1,948,650
                                                              ==========
Tennessee Tax-Exempt Fund.................................... $  831,455  2007
                                                              ==========
Limited-Term Income Fund..................................... $  117,290  2007
                                                              ==========
Income Fund.................................................. $  144,677  2007
                                                              ==========
Mid-Cap Fund................................................. $  315,451  2007
                                                              ==========
Small-Cap Opportunity Fund................................... $4,812,644  2006
                                                              ==========
Current Income Portfolio..................................... $   15,457  2007
                                                              ==========

  Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the next fiscal year. As of December 31, 1999, Tax-Exempt Money Market Fund, Limited Term Tennessee Tax-Exempt Fund, Tennessee Tax-Exempt Fund, Limited Term Income Fund, Income Fund, Mid-Cap Fund, Small-Cap Opportunity Fund and Current Income Portfolio elected to defer such losses of $92,271, $91,256, $454,072, $232,076, $386,001,
$254,455, $177,512 and $468, respectively.
                                   Continued

ISG FUNDS

                               December 31, 1999


K) Dividends and Distributions to Shareholders:

  Dividends are declared daily to shareholders of record at the close of business on the day of declaration and are paid monthly for the Treasury Money Market Fund, Prime Money Market Fund, Tax-Exempt Money Market Fund, Limited Term U.S. Government Fund, Limited Term Tennessee Tax-Exempt Fund, Tennessee Tax-Exempt Fund, Limited Term Income Fund and Income Fund. Dividends are declared and paid monthly for the Government Income Fund, Municipal Income Fund, Equity Income Fund and Current Income Portfolio. Dividends, if any, are declared and paid quarterly for the Large-Cap Equity Fund, Capital Growth Fund, Mid-Cap Fund, Small-Cap Opportunity Fund, Moderate Growth & Income Portfolio, Growth & Income Portfolio, Growth Portfolio and Aggressive Growth Portfolio. Dividends, if any, are declared and distributed annually for International Equity Fund. For all Funds, distributions of net realized gains, if any, will be paid at least annually. The Large-Cap Equity Fund utilizes equalization accounting for tax purposes and designates $39,738,473 of earnings and profits distributed to shareholders on redemptions of shares as a long-term capital gain dividend for income tax purposes.

  Dividends and distributions are recorded on the ex-dividend date. Distributions from net investment income and from net realized gains are determined in accordance with federal income tax regulations that may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  As of December 31, 1999, the following reclassifications have been made to increase (decrease) such amounts with offsetting adjustments made to capital:

                                                              Undistributed
                                 Undistributed         (distributions in excess of)
                          (distributions in excess of) Net Realized Gains (Losses)
                          Net Investment Income (Loss)  on Investment Transactions
                          ---------------------------- ----------------------------
Tax-Exempt Money Market
 Fund...................            $ 23,831                   $         --
Limited Term U.S.
 Government Fund........             (12,530)                        12,530
Government Income Fund..              37,200                        (37,200)
Municipal Income Fund...                  --                         97,979
Limited Term Income
 Fund...................              (8,820)                         8,820
Income Fund.............             (18,740)                        18,740
Equity Income Fund......              13,667                        (13,667)
Large-Cap Equity Fund...              13,277                    (39,767,930)
Capital Growth Fund.....             265,054                       (265,054)
Mid-Cap Fund............             155,443                             --
Small-Cap Opportunity
 Fund...................             655,194                            834
International Equity
 Fund...................             (32,499)                        32,499
Growth Portfolio........              (1,303)                         1,303

Note 3 -- Related Party Transactions

  First American serves as the Funds' investment adviser. Bennett Lawrence Management, LLC serves as the sub-investment adviser to the ISG Mid-Cap Fund. Womack Asset Management, Inc. serves as the sub-investment adviser to the ISG Small-Cap Opportunity Fund. Lazard Asset Management serves as the sub-investment adviser to the ISG International Equity Fund. Under the terms of the sub-investment advisory agreements, Bennett Lawrence, Womack and Lazard are entitled to receive fees from First American based on a percentage of the average daily net assets of their respective funds. The agreements stipulate Bennet Lawrence to receive 0.75% on the first $25 million, 0.625% on the next $50 million, and 0.50% on assets in excess of $75 million of the value of the Mid-Cap Fund's average daily net assets, Womack to receive a monthly fee of 0.35% of the value of Small-Cap Opportunity Fund's average daily net assets and Lazard to receive a monthly fee of 0.50% of the value of International Equity Fund's average daily net assets.

  Effective April 1, 1999, First American began serving the Funds, with the exception of the International Equity Fund, as Custodian. First American receives an annual fee of .00275% of the average daily net assets of each fund.
                                   Continued

ISG FUNDS

                               December 31, 1999


  As investment adviser, First American manages the investments of each Fund, supervises the sub-investment advisers with respect to the ISG Mid-Cap Fund, the ISG Small-Cap Opportunity Fund and the ISG International Equity Fund and is responsible for all purchases and sales of each Fund's investment securities.

  BISYS Fund Services Ohio, Inc. ("BISYS") serves as the Funds' administrator and BISYS Fund Services Limited Partnership ("BISYS LP") serves as the Funds' distributor. BISYS and BISYS LP are subsidiaries of The BISYS Group, Inc.

  Pursuant to the Shareholder Service Plan, the Funds pay BISYS LP for the provision of certain services at an annual rate of 0.15% of the value of the average daily net assets represented by Institutional Shares (except for the Limited Term Tennessee Tax-Exempt Fund which does not offer Institutional Shares) and Class A Shares (0.25% in the case of Class A Shares of the Money Market Funds) and at an annual rate of 0.25% of the value of the average daily net assets represented by Class B Shares. The services provided may include personal services relating to shareholder accounts and services related to the maintenance of such shareholder accounts. BISYS LP may pay financial institutions, including the investment adviser, broker/dealers and other institutions in respect to these services.

  Pursuant to the Distribution Plan, each Fund pays BISYS LP for advertising, marketing and distributing Class A Shares (other than the Money Market Funds) and Class B Shares (other than the Treasury Money Market Fund and Tax-Exempt Money Market Fund which do not offer Class B Shares) at an annual rate of 0.25% of the average daily net assets represented by Class A Shares and at an annual rate of 0.75% of the average daily net assets represented by Class B Shares. BISYS LP may pay financial institutions, broker/dealers and other institutions, in respect of these services.

  For the year ended December 31, 1999, BISYS LP realized $529,655 from commissions on the sales of Class A Shares and Class B Shares, of which, $37,976 was reallowed to affiliated broker/dealers of the Funds.

  BISYS Fund Services Ohio, Inc., a subsidiary of The BISYS Group, Inc., serves the Funds as Transfer Agent and Mutual Fund Accountant. The Mutual Fund Accountant fees are included in the Administration Agreement, plus out of pocket costs. The Transfer Agent Fees are based on a fixed fee per class, plus out of pocket costs.

  BISYS Fund Services Ohio, Inc., also serves the Funds as administrator for Securities Lending, and for the year ended December 31, 1999, received $512,736 in fees for its services.

  Certain officers and Directors of the Company are "affiliated persons" (as defined in the Act) of BISYS and therefore do not receive compensation. Prior to the August 12, 1999 board meeting, each "non-affiliated" director received an annual fee of $12,000 (paid quarterly) and a meeting fee of $1,500 per meeting for services relating to the Fund. Effective with the August 12, 1999 board meeting, each "non-affiliated" director received an annual fee of $14,000 (paid quarterly), a meeting fee of $2,500 per meeting and $1,000 for each telephonic meeting for services relating to the Fund.

                                   Continued

ISG FUNDS

                               December 31, 1999

  Information regarding these transactions for the year ended December 31,1999 is as follows:

Related Party Transactions

                                                                      Distribution
                                                      Administration    Fees --
                           Investment Advisory Fees        Fees      Class A Shares         Reimbursements
                          --------------------------- -------------- -------------- ------------------------------
                             Annual Fee    Voluntary    Voluntary      Voluntary
                          Before Voluntary    Fee          Fee            Fee       Class A  Class B Institutional
                           Fee Reductions  Reductions   Reductions     Reductions    Shares  Shares     Shares
                          ---------------- ---------- -------------- -------------- -------- ------- -------------
Treasury Money Market
 Fund...................       0.25%        $ 20,051     $    --        $     --    $158,146 $    --   $ 37,286
Prime Money Market
 Fund...................       0.25%          31,409          --              --     205,934      26      9,256
Tax-Exempt Money Market
 Fund...................       0.35%           6,617          --              --          97      --      1,332
Limited Term U.S.
 Government Fund........       0.50%          76,077       1,485           7,305          --      --         --
Government Income Fund..       0.60%          37,855          --           4,719       1,742      --    316,394
Municipal Income Fund...       0.60%         196,737          --           7,092         132      --      1,499
Limited Term Tennessee
 Tax-Exempt Fund........       0.50%          22,677      22,218          48,523          --      --         --
Tennessee Tax-Exempt
 Fund...................       0.50%           7,254          --              --           3      --         --
Limited Term Income
 Fund...................       0.50%           8,606          --              --         186      21      2,604
Income Fund.............       0.50%           8,529          --              --          24      11        801
Equity Income Fund......       0.65%          10,218          --              --         120     165      1,657
Large-Cap Equity Fund...       0.75%          96,866          --         172,705      66,267      46    646,108
Capital Growth Fund.....       0.65%          25,355          --              --           9       6        216
Mid-Cap Fund............       1.00%             745          --              --          --      --         --
Small-Cap Opportunity
 Fund...................       0.95%           9,418          --          29,091      14,850       6    110,661
International Equity
 Fund...................       1.00%          91,551          --           1,031          18      --        835
Current Income
 Portfolio..............       0.20%             413          --              --         537   6,532    106,221
Moderate Growth & Income
 Portfolio..............       0.20%           6,350          --              --      10,237  33,877     58,979
Growth & Income
 Portfolio..............       0.20%          24,882          --              --       3,723  30,782     43,273
Growth Portfolio........       0.20%           3,698          --              --       8,948  27,060     71,621
Aggressive Growth
 Portfolio..............       0.20%           6,437          --              --      10,653  18,213     76,051

                                   Continued

ISG FUNDS

                               December 31, 1999


Note 4 -- Purchases and Sales of Investment Securities

  For the year ended December 31, 1999, the cost of purchases and the proceeds from sales of fund securities (excluding short-term investments) were as follows:

                                                       Purchases      Sales
                                                      ------------ ------------
Limited Term U.S. Government Fund.................... $  9,233,639 $  7,128,494
Government Income Fund...............................   75,618,059   16,508,000
Municipal Income Fund................................  134,622,902  161,971,757
Limited Term Tennessee Tax-Exempt Fund...............   13,610,980    8,872,640
Tennessee Tax-Exempt Fund............................   55,418,133   67,485,771
Limited Term Income Fund.............................   34,222,203   26,670,868
Income Fund..........................................   46,499,555   31,588,304
Equity Income Fund...................................  106,711,679  104,804,286
Large-Cap Equity Fund................................  109,705,891  286,759,487
Capital Growth Fund..................................  399,815,446  376,146,178
Mid-Cap Fund.........................................   25,731,948    2,760,555
Small-Cap Opportunity Fund...........................  196,481,005  209,542,556
International Equity Fund............................   18,221,239   12,739,248
Current Income Portfolio.............................    1,097,291      430,460
Moderate Growth & Income Portfolio...................   31,003,741    8,612,207
Growth & Income Portfolio............................   96,510,900   14,744,803
Growth Portfolio.....................................   13,896,648    2,802,058
Aggressive Growth Portfolio..........................   21,822,709    5,420,106

Note 5 -- Concentration of Credit Risk

  The Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund invest substantially all of their assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Tennessee, its municipalities, counties and other taxing districts. The issuers' abilities to meet their obligations may be affected by Tennessee economic, regional and political developments.

  The Tax-Exempt Money Market Fund, Municipal Income Fund, Limited Term Tennessee Tax-Exempt Fund and Tennessee Tax-Exempt Fund had the following concentrations by sector at December 31, 1999 (as a percentage of total investments):

                                                             Limited
                                                              Term
                                                            Tennessee
                                      Tax-Exempt  Municipal   Tax-    Tennessee
                                     Money Market  Income    Exempt   Tax-Exempt
                                         Fund       Fund      Fund       Fund
                                     ------------ --------- --------- ----------
General Obligation..................     21.0%      19.4%     52.1%      34.8%
Utilities...........................      5.6%      18.7%      7.1%      23.3%
Health & Medical....................     21.7%      26.2%     12.3%      22.8%
Educational.........................     19.7%      17.2%     13.7%       1.8%
Transportation......................      2.1%        --        --        2.4%
Others..............................     23.0%      15.4%     12.8%       7.4%
Cash and Cash Equivalents...........      5.0%        --       2.0%         --
Housing.............................      1.9%       3.1%       --        7.5%
                                        ------     ------    ------     ------
                                        100.0%     100.0%    100.0%     100.0%
                                        ======     ======    ======     ======

                                   Continued

ISG FUNDS

                               December 31, 1999


Note 6 -- Capital Shares Transactions

  Transactions in shares in the multi-class Funds are summarized below:

                          Treasury Money Market Fund      Prime Money Market Fund
                          ----------------------------  ----------------------------
                           Year Ended     Year Ended     Year Ended     Year Ended
                          December 31,   December 31,   December 31,   December 31,
                              1999           1998           1999           1998
                          -------------  -------------  -------------  -------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued................  $ 541,860,074  $ 451,868,071  $ 825,933,924  $ 570,797,942
 Dividends reinvested...        892,884        394,398     14,493,051      1,864,545
 Cost of shares
  redeemed..............   (567,019,868)  (361,844,685)  (662,848,078)  (318,621,139)
                          -------------  -------------  -------------  -------------
                            (24,266,910)    90,417,784    177,578,897    254,041,348
                          -------------  -------------  -------------  -------------
Class B Shares:
 Proceeds from shares
  issued................             --             --      1,265,421        232,471 (a)
 Dividends reinvested...             --             --          7,066          1,499 (a)
 Cost of shares
  redeemed..............             --             --       (727,367)       (47,165)(a)
                          -------------  -------------  -------------  -------------
                                     --             --        545,120        186,805
                          -------------  -------------  -------------  -------------
Institutional Shares:
 Proceeds from shares
  issued................    605,137,473    382,986,334    669,888,655    190,307,006
 Dividends reinvested...        277,188         10,935        794,216              1
 Cost of shares
  redeemed..............   (573,589,899)  (187,178,191)  (485,071,062)  (149,980,261)
                          -------------  -------------  -------------  -------------
                             31,824,762    195,819,078    185,611,809     40,326,746
                          -------------  -------------  -------------  -------------
Total net increase
 (decrease) from capital
 transactions...........  $   7,557,852  $ 286,236,862  $ 363,735,826  $ 294,554,899
                          =============  =============  =============  =============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................    541,860,074    451,868,071    825,933,924    570,797,942
 Reinvested.............        892,884        394,398     14,493,051      1,864,545
 Redeemed...............   (567,019,868)  (361,844,685)  (662,848,078)  (318,621,139)
                          -------------  -------------  -------------  -------------
                            (24,266,910)    90,417,784    177,578,897    254,041,348
                          -------------  -------------  -------------  -------------
Class B Shares:
 Issued.................             --             --      1,265,421        232,471 (a)
 Reinvested.............             --             --          7,066          1,499 (a)
 Redeemed...............             --             --       (727,367)       (47,165)(a)
                          -------------  -------------  -------------  -------------
                                     --             --        545,120        186,805
                          -------------  -------------  -------------  -------------
Institutional Shares:
 Issued.................    605,137,473    382,986,334    669,888,655    190,307,006
 Reinvested.............        277,188         10,935        794,216              1
 Redeemed...............   (573,589,899)  (187,178,191)  (485,071,062)  (149,980,261)
                          -------------  -------------  -------------  -------------
                             31,824,762    195,819,078    185,611,809     40,326,746
                          -------------  -------------  -------------  -------------
Total net increase
 (decrease) from share
 transactions...........      7,557,852    286,236,862    363,735,826    294,554,899
                          =============  =============  =============  =============

---------
(a) For the period from July 23, 1998 (commencement of operations) through December 31, 1998.
                                   Continued

ISG FUNDS

                               December 31, 1999

                                  Tax-Exempt
                                 Money Market       Limited Term U.S.
                                     Fund            Government Fund
                                 -------------  --------------------------
                                 Period Ended    Year Ended    Year Ended
                                 December 31,   December 31,  December 31,
                                   1999 (a)         1999          1998
                                 -------------  ------------  ------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.... $  35,150,280  $  2,402,871  $ 33,332,277
 Dividends reinvested...........        55,925        95,161        52,770
 Cost of shares redeemed........   (27,280,876)   (1,248,458)  (52,018,890)
                                 -------------  ------------  ------------
                                     7,925,329     1,249,574   (18,633,843)
                                 -------------  ------------  ------------
Class B Shares:
 Proceeds from shares issued....            --       379,165       428,519 (b)
 Dividends reinvested...........            --        13,512         5,919 (b)
 Cost of shares redeemed........            --      (340,926)       (7,611)(b)
                                 -------------  ------------  ------------
                                            --        51,751       426,827
                                 -------------  ------------  ------------
Institutional Shares:
 Proceeds from shares issued....   240,681,269     8,314,722    47,242,730 (c)
 Dividends reinvested...........        26,001       765,408            -- (c)
 Cost of shares redeemed........  (136,037,895)  (11,376,881)     (764,822)(c)
                                 -------------  ------------  ------------
                                   104,669,375    (2,296,751)   46,477,908
                                 -------------  ------------  ------------
Total net increase (decrease)
 from capital transactions...... $ 112,594,704  $   (995,426) $ 28,270,892
                                 =============  ============  ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.........................    35,150,280       240,159     3,245,674
 Reinvested.....................        55,925         9,471         5,139
 Redeemed.......................   (27,280,876)     (124,742)   (4,999,183)
                                 -------------  ------------  ------------
                                     7,925,329       124,888    (1,748,370)
                                 -------------  ------------  ------------
Class B Shares:
 Issued.........................            --        37,634        42,105 (b)
 Reinvested.....................            --         1,342           577 (b)
 Redeemed.......................            --       (34,081)         (749)(b)
                                 -------------  ------------  ------------
                                            --         4,895        41,933
                                 -------------  ------------  ------------
Institutional Shares:
 Issued.........................   240,681,269       825,932     4,594,333 (c)
 Reinvested.....................        26,001        76,205            -- (c)
 Redeemed.......................  (136,037,895)   (1,129,450)      (74,494)(c)
                                 -------------  ------------  ------------
                                   104,669,375      (227,313)    4,519,839
                                 -------------  ------------  ------------
Total net increase (decrease)
 from share transactions........   112,594,704       (97,530)    2,813,402
                                 =============  ============  ============

---------
(a) For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
(b) For the period from March 3, 1998 (commencement of operations) through December 31, 1998.
(c) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
                                   Continued

ISG FUNDS

                               December 31, 1999

                                   Government Income Fund                           Municipal Income Fund
                          ------------------------------------------------  ----------------------------------------------
                           Year Ended       Period Ended       Year Ended    Year Ended      Period Ended      Year Ended
                          December 31,      December 31,      February 28,  December 31,     December 31,     February 28,
                              1999             1998(a)            1998          1999           1998(a)            1998
                          -------------     -------------     ------------  ------------     ------------     ------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued................  $   2,165,262     $ 100,273,406     $ 97,746,058  $  2,234,827     $ 16,018,219     $ 12,400,013
 Dividends reinvested...         62,741         4,696,756        5,515,899       103,360           18,913           26,535
 Cost of shares
  redeemed..............     (1,149,284)     (383,504,573)     (92,600,823)   (1,878,446)     (63,292,954)     (12,157,682)
                          -------------     -------------     ------------  ------------     ------------     ------------
                              1,078,719      (278,534,411)      10,661,134       459,741      (47,255,822)         268,866
                          -------------     -------------     ------------  ------------     ------------     ------------
Class B Shares:
 Proceeds from shares
  issued................        678,220 (b)            --               --       410,050 (d)           --               --
 Dividends reinvested...         12,586 (b)            --               --         9,415 (d)           --               --
 Cost of shares
  redeemed..............       (111,194)(b)            --               --      (152,573)(d)           --               --
                          -------------     -------------     ------------  ------------     ------------     ------------
                                579,612                --               --       266,892               --               --
                          -------------     -------------     ------------  ------------     ------------     ------------
Institutional Shares:
 Proceeds from shares
  issued................    239,878,120       299,288,856 (c)           --    38,546,091       55,260,352 (c)           --
 Dividends reinvested...      9,562,010                -- (c)           --       131,316               -- (c)           --
 Cost of shares
  redeemed..............   (158,797,118)       (3,700,206)(c)           --   (52,674,748)        (417,507)(c)           --
                          -------------     -------------     ------------  ------------     ------------     ------------
                             90,643,012       295,588,650               --   (13,997,341)      54,842,845               --
                          -------------     -------------     ------------  ------------     ------------     ------------
Total net increase
 (decrease) from capital
 transactions...........  $  92,301,343     $  17,054,239     $ 10,661,134  $(13,270,708)    $  7,587,023     $    268,866
                          =============     =============     ============  ============     ============     ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................        219,423         9,822,777        9,911,035       206,192        1,473,050        1,162,205
 Reinvested.............          6,319           460,321          561,104         9,981            1,731            2,485
 Redeemed...............       (116,827)      (37,005,291)      (9,367,967)     (176,441)      (5,756,013)      (1,136,101)
                          -------------     -------------     ------------  ------------     ------------     ------------
                                108,915       (26,722,193)       1,104,172        39,732       (4,281,232)          28,589
                          -------------     -------------     ------------  ------------     ------------     ------------
Class B Shares:
 Issued.................         67,915 (b)            --               --        37,676 (d)           --               --
 Reinvested.............          1,282 (b)            --               --           912 (d)           --               --
 Redeemed...............        (11,427)(b)            --               --       (14,420)(d)           --               --
                          -------------     -------------     ------------  ------------     ------------     ------------
                                 57,770                --               --        24,168               --               --
                          -------------     -------------     ------------  ------------     ------------     ------------
Institutional Shares:
 Issued.................     24,073,265        28,716,929 (c)           --     3,615,199        5,018,064 (c)           --
 Reinvested.............        964,947                -- (c)           --        12,532               -- (c)           --
 Redeemed...............    (16,084,501)         (355,731)(c)           --    (5,126,602)         (37,974)(c)           --
                          -------------     -------------     ------------  ------------     ------------     ------------
                              8,953,711        28,361,198               --    (1,498,871)       4,980,090               --
                          -------------     -------------     ------------  ------------     ------------     ------------
Total net increase
 (decrease) from share
 transactions...........      9,120,396         1,639,005        1,104,172    (1,434,971)         698,858           28,589
                          =============     =============     ============  ============     ============     ============

---------
(a) For the period from March 1, 1998 through December 31, 1998.
(b) For the period from January 21, 1999 (commencement of operations) through December 31, 1999.
(c) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(d) For the period from February 3, 1999 (commencement of operations) through December 31, 1999.
                                   Continued

ISG FUNDS

                               December 31, 1999


                          Limited Term Tennessee
                              Tax-Exempt Fund          Tennessee Tax-Exempt Fund
                          ------------------------     --------------------------
                          Year Ended   Year Ended
                           December     December        Year Ended    Year Ended
                              31,          31,         December 31,  December 31,
                             1999         1998             1999          1998
                          -----------  -----------     ------------  ------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued................  $ 5,159,145  $ 3,962,167     $  1,949,725  $  1,752,569
 Dividends reinvested...       31,879       12,988           44,208        50,304
 Cost of shares
  redeemed..............   (4,445,588)  (7,373,121)      (1,381,506)     (552,522)
                          -----------  -----------     ------------  ------------
                              745,436   (3,397,966)         612,427     1,250,351
                          -----------  -----------     ------------  ------------
Class B Shares:
 Proceeds from shares
  issued................      205,008      755,289 (a)      287,733     1,466,601 (b)
 Dividends reinvested...       10,954        8,566 (a)       20,584        11,439 (b)
 Cost of shares
  redeemed..............     (301,322)     (30,613)(a)     (321,912)      (85,460)(b)
                          -----------  -----------     ------------  ------------
                              (85,360)     733,242          (13,595)    1,392,580
                          -----------  -----------     ------------  ------------
Institutional Shares:
 Proceeds from shares
  issued................           --           --        5,061,236     7,579,865
 Dividends reinvested...           --           --          106,736       362,424
 Cost of shares
  redeemed..............           --           --      (15,822,051)  (17,158,922)
                          -----------  -----------     ------------  ------------
                                   --           --      (10,654,079)   (9,216,633)
                          -----------  -----------     ------------  ------------
Total net increase
 (decrease) from capital
 transactions...........  $   660,076  $(2,664,724)    $(10,055,247) $ (6,573,702)
                          ===========  ===========     ============  ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................      517,875      390,602          196,037       171,828
 Reinvested.............        3,243        1,281            4,459         4,932
 Redeemed...............     (445,945)    (727,402)        (138,707)      (54,274)
                          -----------  -----------     ------------  ------------
                               75,173     (335,519)          61,789       122,486
                          -----------  -----------     ------------  ------------
Class B Shares:
 Issued.................       20,390       74,613 (a)       28,773       144,107 (b)
 Reinvested.............        1,103          844 (a)        2,077         1,117 (b)
 Redeemed...............      (30,797)      (2,987)(a)      (32,980)       (8,459)(b)
                          -----------  -----------     ------------  ------------
                               (9,304)      72,470           (2,130)      136,765
                          -----------  -----------     ------------  ------------
Institutional Shares:
 Issued.................           --           --          503,378       746,499
 Reinvested.............           --           --           10,783        35,452
 Redeemed...............           --           --       (1,598,994)   (1,681,956)
                          -----------  -----------     ------------  ------------
                                   --           --       (1,084,833)     (900,005)
                          -----------  -----------     ------------  ------------
Total net increase
 (decrease) from share
 transactions...........       65,869     (263,049)      (1,025,174)     (640,754)
                          ===========  ===========     ============  ============

---------
(a) For the period from February 3, 1998 (commencement of operations) through December 31, 1998.
(b) For the period from February 24, 1998 (commencement of operations) through December 31, 1998.
                                   Continued

ISG FUNDS

                               December 31, 1999

                          Limited Term Income Fund              Income Fund
                          --------------------------     --------------------------
                              Year          Year             Year          Year
                             Ended         Ended            Ended         Ended
                          December 31,  December 31,     December 31,  December 31,
                              1999          1998             1999          1998
                          ------------  ------------     ------------  ------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued................  $  1,801,566  $  4,247,501     $  1,449,926  $  2,623,611
 Dividends reinvested...       310,141       356,704          109,570        67,401
 Cost of shares
  redeemed..............    (2,594,506)   (3,059,492)        (831,537)     (166,568)
                          ------------  ------------     ------------  ------------
                              (482,799)    1,544,713          727,959     2,524,444
                          ------------  ------------     ------------  ------------
Class B Shares:
 Proceeds from shares
  issued................       198,387       596,723 (a)      517,448     1,212,642 (a)
 Dividends reinvested...        20,418        12,488 (a)       49,280        36,013 (a)
 Cost of shares
  redeemed..............      (109,833)      (10,782)(a)     (419,705)      (11,721)(a)
                          ------------  ------------     ------------  ------------
                               108,972       598,429          147,023     1,236,934
                          ------------  ------------     ------------  ------------
Institutional Shares:
 Proceeds from shares
  issued................    34,775,308    17,402,254       41,059,479    13,962,624
 Dividends reinvested...     1,923,696     1,814,546        1,839,165     1,919,389
 Cost of shares
  redeemed..............   (25,128,463)  (19,236,804)     (21,800,738)  (10,810,920)
                          ------------  ------------     ------------  ------------
                            11,570,541       (20,004)      21,097,906     5,071,093
                          ------------  ------------     ------------  ------------
Total net increase
 (decrease) from capital
 transactions...........  $ 11,196,714  $  2,123,138     $ 21,972,888  $  8,832,471
                          ============  ============     ============  ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................       182,341       423,480          142,839       252,785
 Reinvested.............        31,492        35,505           11,043         6,446
 Redeemed...............      (263,126)     (304,615)         (84,841)      (15,901)
                          ------------  ------------     ------------  ------------
                               (49,293)      154,370           69,041       243,330
                          ------------  ------------     ------------  ------------
Class B Shares:
 Issued.................        20,198        59,685 (a)       51,763       117,222 (a)
 Reinvested.............         2,079         1,241 (a)        4,960         3,447 (a)
 Redeemed...............       (11,208)       (1,067)(a)      (42,665)       (1,125)(a)
                          ------------  ------------     ------------  ------------
                                11,069        59,859           14,058       119,544
                          ------------  ------------     ------------  ------------
Institutional Shares:
 Issued.................     3,531,290     1,734,900        4,146,651     1,349,996
 Reinvested.............       195,622       180,765          185,712       184,826
 Redeemed...............    (2,561,370)   (1,918,236)      (2,224,431)   (1,041,209)
                          ------------  ------------     ------------  ------------
                             1,165,542        (2,571)       2,107,932       493,613
                          ------------  ------------     ------------  ------------
Total net increase
 (decrease) from share
 transactions...........     1,127,318       211,658        2,191,031       856,487
                          ============  ============     ============  ============

---------
(a) For the period from February 4, 1998 (commencement of operations) through December 31, 1998.
                                   Continued

ISG FUNDS

                               December 31, 1999

                             Equity Income Fund                    Large-Cap Equity Fund
                          --------------------------     ----------------------------------------------
                              Year          Year             Year          Period             Year
                             Ended         Ended             Ended          Ended             Ended
                          December 31,  December 31,     December 31,   December 31,      February 28,
                              1999          1998             1999          1998(b)            1998
                          ------------  ------------     -------------  -------------     -------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued................  $  3,379,649  $ 3,518,621      $  22,544,195  $ 114,374,074     $ 146,010,215
 Dividends reinvested...       530,538      544,283          8,795,883     27,316,773         4,620,893
 Cost of shares
  redeemed..............    (1,524,157)    (448,062)       (11,008,678)  (882,188,167)     (124,793,931)
                          ------------  -----------      -------------  -------------     -------------
                             2,386,030    3,614,842         20,331,400   (740,497,320)       25,837,177
                          ------------  -----------      -------------  -------------     -------------
Class B Shares:
 Proceeds from shares
  issued................     4,684,230    4,390,413 (a)     17,649,998         96,706 (c)            --
 Dividends reinvested...       676,079      503,786 (a)      2,255,131             -- (c)            --
 Cost of shares
  redeemed..............    (1,485,889)    (330,052)(a)       (991,801)            -- (c)            --
                          ------------  -----------      -------------  -------------     -------------
                             3,874,420    4,564,147         18,913,328         96,706                --
                          ------------  -----------      -------------  -------------     -------------
Institutional Shares:
 Proceeds from shares
  issued................    19,211,155    9,946,074        170,115,274    740,608,981 (d)            --
 Dividends reinvested...     6,622,704    9,267,437         69,491,623             -- (d)            --
 Cost of shares
  redeemed..............   (18,753,846)  (9,579,278)      (335,885,518)   (12,333,131)(d)            --
                          ------------  -----------      -------------  -------------     -------------
                             7,080,013    9,634,233        (96,278,621)   728,275,850                --
                          ------------  -----------      -------------  -------------     -------------
Total net increase
 (decrease) from capital
 transactions...........  $ 13,340,463  $17,813,222      $ (57,033,893) $ (12,124,764)    $  25,837,177
                          ============  ===========      =============  =============     =============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................       333,465      313,892            791,312      4,798,706         7,924,532
 Reinvested.............        55,103       55,085            319,799      1,053,720           234,089
 Redeemed...............      (151,536)     (42,400)          (381,052)   (34,859,881)       (6,448,544)
                          ------------  -----------      -------------  -------------     -------------
                               237,032      326,577            730,059    (29,007,455)        1,710,077
                          ------------  -----------      -------------  -------------     -------------
Class B Shares:
 Issued.................       460,063      396,049 (a)        617,757          3,648 (c)            --
 Reinvested.............        70,381       51,347 (a)         82,757             -- (c)            --
 Redeemed...............      (150,497)     (30,243)(a)        (34,493)            -- (c)            --
                          ------------  -----------      -------------  -------------     -------------
                               379,947      417,153            666,021          3,648                --
                          ------------  -----------      -------------  -------------     -------------
Institutional Shares:
 Issued.................     1,913,482      907,955          5,915,561     29,010,448 (d)            --
 Reinvested.............       689,285      936,932          2,526,584             -- (d)            --
 Redeemed...............    (1,869,974)    (856,372)       (11,783,682)      (454,578)(d)            --
                          ------------  -----------      -------------  -------------     -------------
                               732,793      988,515         (3,341,537)    28,555,870                --
                          ------------  -----------      -------------  -------------     -------------
Total net increase
 (decrease) from share
 transactions...........     1,349,772    1,732,245         (1,945,457)      (447,937)        1,710,077
                          ============  ===========      =============  =============     =============

---------
(a) For the period from February 3, 1998 (commencement of operations) through December 31, 1998.
(b) For the period from March 1, 1998 through December 31, 1998.
(c) For the period from December 15, 1998 (commencement of operations) through December 31, 1998.
(d) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
                                   Continued

ISG FUNDS

                               December 31, 1999

                                                                     Mid-Cap
                                       Capital Growth Fund             Fund
                                    --------------------------     ------------
                                        Year          Year            Period
                                       Ended         Ended            Ended
                                    December 31,  December 31,     December 31,
                                        1999          1998           1999(b)
                                    ------------  ------------     ------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued......  $  6,306,757  $  3,357,975     $ 1,819,641
 Dividends reinvested.............     1,521,154       629,861              --
 Cost of shares redeemed..........    (2,148,634)     (390,437)       (177,224)
                                    ------------  ------------     -----------
                                       5,679,277     3,597,399       1,642,417
                                    ------------  ------------     -----------
Class B Shares:
 Proceeds from shares issued......     4,808,425     2,770,518 (a)   1,737,688
 Dividends reinvested.............     1,079,288       321,359 (a)          --
 Cost of shares redeemed..........      (938,520)     (255,741)(a)     (27,934)
                                    ------------  ------------     -----------
                                       4,949,193     2,836,136       1,709,754
                                    ------------  ------------     -----------
Institutional Shares:
 Proceeds from shares issued......    79,575,275    14,229,454      27,414,442
 Dividends reinvested.............    37,171,459    25,469,627              --
 Cost of shares redeemed..........   (53,058,823)  (25,728,858)       (729,010)
                                    ------------  ------------     -----------
                                      63,687,911    13,970,223      26,685,432
                                    ------------  ------------     -----------
Total net increase (decrease) from
 capital transactions.............  $ 74,316,381  $ 20,403,758     $30,037,603
                                    ============  ============     ===========
SHARE TRANSACTIONS:
Class A Shares:
 Issued...........................       427,939       238,241         150,301
 Reinvested.......................       110,576        48,319              --
 Redeemed.........................      (147,073)      (27,381)        (14,300)
                                    ------------  ------------     -----------
                                         391,442       259,179         136,001
                                    ------------  ------------     -----------
Class B Shares:
 Issued...........................       332,521       198,308 (a)     128,198
 Reinvested.......................        80,786        25,125 (a)          --
 Redeemed.........................       (65,389)      (18,450)(a)      (2,158)
                                    ------------  ------------     -----------
                                         347,918       204,983         126,040
                                    ------------  ------------     -----------
Institutional Shares:
 Issued...........................     5,481,834     1,020,991       2,193,288
 Reinvested.......................     2,719,184     1,969,036              --
 Redeemed.........................    (3,581,284)   (1,842,736)        (52,320)
                                    ------------  ------------     -----------
                                       4,619,734     1,147,291       2,140,968
                                    ------------  ------------     -----------
Total net increase (decrease) from
 share transactions...............     5,359,094     1,611,453       2,403,009
                                    ============  ============     ===========

---------
(a) For the period from February 5, 1998 (commencement of operations) through December 31, 1998.
(b) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
                                   Continued

ISG FUNDS

                               December 31, 1999

                                 Small-Cap Opportunity Fund                    International Equity Fund
                          ---------------------------------------------  ----------------------------------------------
                              Year          Period             Year          Year            Period           Period
                              Ended          Ended            Ended         Ended            Ended            Ended
                          December 31,   December 31,      February 28,  December 31,     December 31,     February 28,
                              1999          1998(a)            1998          1999           1998(a)          1998(d)
                          -------------  -------------     ------------  ------------     ------------     ------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued................  $ 197,182,879  $  77,866,066     $ 47,226,667  $   926,102      $  7,649,448     $26,266,042
 Dividends reinvested...             --      4,840,922       10,900,651           --            48,021          17,816
 Cost of shares
  redeemed..............   (201,235,880)  (163,322,368)     (31,615,686)    (185,147)      (32,664,626)       (866,338)
                          -------------  -------------     ------------  -----------      ------------     -----------
                             (4,053,001)   (80,615,380)      26,511,632      740,955       (24,967,157)     25,417,520
                          -------------  -------------     ------------  -----------      ------------     -----------
Class B Shares:
 Proceeds from shares
  issued................        366,947          8,011 (b)           --      206,388 (e)            --              --
 Dividends reinvested...             --             -- (b)           --           -- (e)            --              --
 Cost of shares
  redeemed..............        (14,655)            -- (b)           --          (15)(e)            --              --
                          -------------  -------------     ------------  -----------      ------------     -----------
                                352,292          8,011               --      206,373                --              --
                          -------------  -------------     ------------  -----------      ------------     -----------
Institutional Shares:
 Proceeds from shares
  issued................     20,094,241     89,048,532 (c)           --   16,408,255        26,755,898 (c)          --
 Dividends reinvested...             --             -- (c)           --          --                 -- (c)          --
 Cost of shares
  redeemed..............    (36,468,194)      (849,359)(c)           --   (6,232,440)         (180,925)(c)          --
                          -------------  -------------     ------------  -----------      ------------     -----------
                            (16,373,953)    88,199,173               --   10,175,815        26,574,973              --
                          -------------  -------------     ------------  -----------      ------------     -----------
Total net increase
 (decrease) from capital
 transactions...........  $ (20,074,662) $   7,591,804     $ 26,511,632  $11,123,143      $  1,607,816     $25,417,520
                          =============  =============     ============  ===========      ============     ===========
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................     15,829,005      6,023,495        3,050,510       80,379           693,655       2,623,705
 Reinvested.............             --        360,456          759,627          --              4,764           1,867
 Redeemed...............    (16,085,105)   (13,280,164)      (2,003,613)     (16,714)       (3,221,732)        (88,124)
                          -------------  -------------     ------------  -----------      ------------     -----------
                               (256,100)    (6,896,213)       1,806,524       63,665        (2,523,313)      2,537,448
                          -------------  -------------     ------------  -----------      ------------     -----------
Class B Shares:
 Issued.................         29,298            647 (b)           --       17,224 (e)            --              --
 Reinvested.............             --             -- (b)           --           -- (e)            --              --
 Redeemed...............         (1,154)            -- (b)           --           (1)(e)            --              --
                          -------------  -------------     ------------  -----------      ------------     -----------
                                 28,144            647               --       17,223                --              --
                          -------------  -------------     ------------  -----------      ------------     -----------
Institutional Shares:
 Issued.................      1,614,189      7,515,579 (c)           --    1,371,304         2,661,813 (c)          --
 Reinvested.............             --             -- (c)           --           --                -- (c)          --
 Redeemed...............     (2,932,950)       (69,536)(c)           --     (541,466)          (17,292)(c)          --
                          -------------  -------------     ------------  -----------      ------------     -----------
                             (1,318,761)     7,446,043               --      829,838         2,644,521              --
                          -------------  -------------     ------------  -----------      ------------     -----------
Total net increase
 (decrease) from share
 transactions...........     (1,546,717)       550,477        1,806,524      910,726           121,208       2,537,448
                          =============  =============     ============  ===========      ============     ===========

---------
(a) For the period from March 1, 1998 through December 31, 1998.
(b) For the period from December 21, 1998 (commencement of operations) through December 31, 1998.
(c) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(d) For the period from August 15, 1997 (commencement of operations) through February 28, 1998.
(e) For the period from February 2, 1999 (commencement of operations) through December 31, 1999.
                                   Continued

ISG FUNDS

                               December 31, 1999

                                             Moderate                                           Aggressive
                         Current Income   Growth & Income   Growth & Income      Growth           Growth
                           Portfolio         Portfolio         Portfolio       Portfolio        Portfolio
                         --------------   ---------------   ---------------   ------------     ------------
                             Period           Period            Period           Period           Period
                             Ended             Ended             Ended           Ended            Ended
                          December 31,     December 31,      December 31,     December 31,     December 31,
                            1999(c)           1999(e)           1999(h)         1999(l)          1999(m)
                         --------------   ---------------   ---------------   ------------     ------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued................   $   3,191 (a)    $   170,793 (d)   $   542,061 (g) $   161,940 (j)  $   412,812
 Dividends reinvested...          80 (a)            352 (d)         2,321 (g)         843 (j)        1,148
 Cost of shares
  redeemed..............          -- (a)            (45)(d)       (31,313)(g)      (8,906)(j)       (8,292)
                           ---------        -----------       -----------     -----------      -----------
                               3,271            171,100           513,069         153,877          405,668
                           ---------        -----------       -----------     -----------      -----------
Class B Shares:
 Proceeds from shares
  issued................      60,554 (b)      1,027,370         1,974,771         987,524 (k)      503,807 (h)
 Dividends reinvested...         812 (b)          7,844             4,350           5,544 (k)        1,123 (h)
 Cost of shares
  redeemed..............     (60,225)(b)        (99,913)         (317,670)        (54,455)(k)     (116,920)(h)
                           ---------        -----------       -----------     -----------      -----------
                               1,141            935,301         1,661,451         938,613          388,010
                           ---------        -----------       -----------     -----------      -----------
Institutional Shares:
 Proceeds from shares
  issued................   1,050,892         27,551,659 (f)    88,892,920 (i)  12,018,934       21,606,213 (e)
 Dividends reinvested...      16,380             93,399 (f)       140,079 (i)      40,856           36,977 (e)
 Cost of shares
  redeemed..............    (398,048)        (6,667,363)(f)    (6,248,087)(i)  (1,369,783)      (4,903,449)(e)
                           ---------        -----------       -----------     -----------      -----------
                             669,224         20,977,695        82,784,912      10,690,007       16,739,741
                           ---------        -----------       -----------     -----------      -----------
Total net increase (de-
 crease) from capital
 transactions...........   $ 673,636        $22,084,096       $84,959,432     $11,782,497      $17,533,419
                           =========        ===========       ===========     ===========      ===========
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................         326 (a)         17,266 (d)        53,841 (g)      16,355 (j)       39,622
 Reinvested.............           8 (a)             36 (d)           231 (g)          85 (j)          110
 Redeemed...............          -- (a)             (4)(d)        (3,024)(g)        (905)(j)         (774)
                           ---------        -----------       -----------     -----------      -----------
                                 334             17,298            51,048          15,535           38,958
                           ---------        -----------       -----------     -----------      -----------
Class B Shares:
 Issued.................       6,132 (b)        103,772           195,266          99,270 (k)       50,632 (h)
 Reinvested.............          84 (b)            796               434             561 (k)          108 (h)
 Redeemed...............      (6,215)(b)        (10,105)          (31,410)         (5,402)(k)      (10,979)(h)
                           ---------        -----------       -----------     -----------      -----------
                                   1             94,463           164,290          94,429           39,761
                           ---------        -----------       -----------     -----------      -----------
Institutional Shares:
 Issued.................     108,215          2,817,833 (f)     8,839,986 (i)   1,205,058        2,101,100 (e)
 Reinvested.............       1,700              9,421 (f)        13,971 (i)       4,120            3,539 (e)
 Redeemed...............     (41,652)          (684,204)(f)      (603,885)(i)    (137,694)        (469,306)(e)
                           ---------        -----------       -----------     -----------      -----------
                              68,263          2,143,050         8,250,072       1,071,484        1,635,333
                           ---------        -----------       -----------     -----------      -----------
Total net increase
 (decrease) from share
 transactions...........      68,598          2,254,811         8,465,410       1,181,448        1,714,052
                           =========        ===========       ===========     ===========      ===========

                                   Continued

ISG FUNDS

                               December 31, 1999

---------
(a) For the period from February 23, 1999 (commencement of operations) through December 31, 1999.
(b) For the period from March 17, 1999 (commencement of operations) through December 31, 1999.
(c) For the period from January 25, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from February 9, 1999 (commencement of operations) through December 31, 1999.
(e) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.
(f) For the period from February 10, 1999 (commencement of operations) through December 31, 1999.
(g) For the period from March 8, 1999 (commencement of operations) through December 31, 1999.
(h) For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(i) For the period from February 8, 1999 (commencement of operations) through December 31, 1999.
(j) For the period from February 11, 1999 (commencement of operations) through December 31, 1999.
(k) For the period from February 15, 1999 (commencement of operations) through December 31, 1999.
(l) For the period from February 1, 1999 (commencement of operations) through December 31, 1999.
(m) For the period from January 13, 1999 (commencement of operations) through December 31, 1999.

Note 7 -- Common Trust Conversion

  On September 10, 1999 the Municipal Income Fund issued shares to acquire all of the assets and liabilities of a certain common trust fund of First American National Bank. The following is a summary of shares issued, net assets converted, net asset value per share and unrealized appreciation as of the conversion date (amount in thousands, except per share amounts):

                                                         Net Asset
                                                   Net   Value Per  Unrealized
                                          Shares Assets    Share   Appreciation
                                          ------ ------- --------- ------------
Municipal Income Fund ................... 1,517  $15,439  $10.18       $854

                          Independent Auditors' Report

The Shareholders and Board of Directors of
 The Infinity Mutual Funds, Inc. --
 ISG Funds:

  We have audited the accompanying statements of assets and liabilities of The Infinity Mutual Funds, Inc. -- ISG Funds (ISG Treasury Money Market Fund, ISG Prime Money Market Fund, ISG Tax-Exempt Money Market Fund, ISG Limited Term U.S. Government Fund, ISG Government Income Fund, ISG Municipal Income Fund, ISG Limited Term Tennessee Tax-Exempt Fund, ISG Tennessee Tax-Exempt Fund, ISG Limited Term Income Fund, ISG Income Fund, ISG Equity Income Fund, ISG Large-Cap Equity Fund, ISG Capital Growth Fund, ISG Mid-Cap Fund, ISG Small-Cap Opportunity Fund, ISG International Equity Fund, ISG Current Income Portfolio, ISG Moderate Growth & Income Portfolio, ISG Growth & Income Portfolio, ISG Growth Portfolio, and ISG Aggressive Growth Portfolio) including the schedules of portfolio investments, as of December 31, 1999, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the management of The Infinty Mutual Funds, Inc. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1999 by examination, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Infinity Mutual Funds, Inc. -- ISG Funds as of December 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 22, 2000

                                   ISG FUNDS
                            SUPPLEMENTAL INFORMATION

                         RESULTS OF SHAREHOLDER MEETING
                                  (UNAUDITED)

Proxy:
On February 11, 2000, a Special Meeting of Shareholders of the ISG Funds was held to consider various proposals. The actual vote tabulations for the various issues are as follows:

Issue 1:
To approve an Agreement and Plan of Reorganization pursuant to which each ISG Fund will transfer all of its assets to a corresponding AmSouth Fund as listed below in exchange for Trust, Class A and Class B shares (collectively, "Shares") of such AmSouth Fund and the assumption by such AmSouth Fund of all of the liabilities of such ISG Fund, followed by the liquidation of such ISG Fund, the distribution of Shares of such AmSouth Fund to the shareholders of such ISG Fund and the dissolution of The Infinity Mutual Funds, Inc. (the "Company"):

ISG Funds                 AmSouth Funds
---------                 -------------
ISG Treasury Money
 Market Fund              AmSouth Treasury Reserve Money Market Fund
ISG Prime Money Market
 Fund                     AmSouth Prime Money Market Fund
ISG Tax-Exempt Money
 Market Fund              AmSouth Tax-Exempt Money Market Fund
ISG Limited Term U.S.
 Government Fund          AmSouth Limited Term U.S. Government Fund
ISG Government Income
 Fund                     AmSouth Government Income Fund
ISG Municipal Income
 Fund                     AmSouth Municipal Bond Fund
ISG Limited Term
 Tennessee Tax-Exempt
 Fund                     AmSouth Limited Term Tennessee Tax-Exempt Fund
ISG Tennessee Tax-Exempt
 Fund                     AmSouth Tennessee Tax-Exempt Fund
ISG Limited Term Income
 Fund                     AmSouth Limited Term Bond Fund
ISG Income Fund           AmSouth Bond Fund
ISG Equity Income Fund    AmSouth Equity Income Fund
ISG Large-Cap Equity
 Fund                     AmSouth Large Cap Fund
ISG Capital Growth Fund   AmSouth Capital Growth Fund
ISG Mid-Cap Fund          AmSouth Mid Cap Fund
ISG Small-Cap
 Opportunity Fund         AmSouth Small Cap Fund
ISG International Equity
 Fund                     AmSouth International Equity Fund
ISG Current Income
 Portfolio                AmSouth Strategic Portfolios: Current Income Portfolio
ISG Moderate Growth &
 Income Portfolio         AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio
ISG Growth & Income
 Portfolio                AmSouth Strategic Portfolios: Growth and Income Portfolio
ISG Growth Portfolio      AmSouth Strategic Portfolios: Growth Portfolio
ISG Aggressive Growth
 Portfolio                AmSouth Strategic Portfolios: Aggressive Growth Portfolio

                                                                      Broker
Fund                                Affirmative  Against   Abstain   Non-Vote
----                                ----------- --------- --------- -----------
ISG Treasury Money Market Fund....  324,365,366   249,081   731,601  17,984,832
ISG Prime Money Market Fund.......  395,408,792 2,281,002 3,023,296 284,249,402
ISG Tax-Exempt Money Market Fund..  105,017,635    10,826    90,196   4,494,175
ISG Limited Term U.S. Government
 Fund.............................    4,576,882       --        --       98,706
ISG Government Income Fund........   37,163,645       --        520     156,537
ISG Municipal Income Fund.........       95,210       --        --       44,623
ISG Limited Term Tennessee Tax-
 Exempt Fund......................    1,801,380       --        --       83,054
ISG Tennessee Tax-Exempt Fund.....    8,380,667       --      5,691     202,884
ISG Limited Term Income Fund......    9,914,345       --      2,137     225,445
ISG Income Fund...................    9,530,740     1,482       531     113,683
ISG Equity Income Fund............    8,466,867     8,300     1,872     899,055
ISG Large-Cap Equity Fund.........   23,369,532    26,936    11,996   2,093,584
ISG Capital Growth Fund...........   14,532,224       180     4,557     647,558
ISG Mid-Cap Fund..................    1,556,472       162       --      137,506
ISG Small-Cap Opportunity Fund....    6,881,983   222,291       --      463,883
ISG International Equity Fund.....    1,885,740       --        --       95,566
ISG Current Income Portfolio......       41,232       --        --       24,772
ISG Moderate Growth & Income
 Portfolio........................    1,818,026       --        --      381,659
ISG Growth & Income Portfolio.....    6,966,034       --        687   1,479,557
ISG Growth Portfolio..............      638,582       --        --      475,040
ISG Aggressive Growth Portfolio...      993,349       --        --      729,604

Issue 2:
To approve a new Investment Advisory Agreement between the Company, with respect to the ISG Funds, and First American National Bank, the terms of which are identical in all material respects to the prior investment advisory agreement for the ISG Funds.

Fund                                            Affirmative  Against   Abstain
----                                            ----------- --------- ---------
ISG Treasury Money Market Fund................. 342,409,541   236,734   684,605
ISG Prime Money Market Fund.................... 679,779,284 2,053,418 3,129,790
ISG Tax-Exempt Money Market Fund............... 109,522,181    10,826    79,825
ISG Limited Term U.S. Government Fund..........   4,674,000       --      1,588
ISG Government Income Fund.....................  37,320,182       --        520
ISG Municipal Income Fund......................     139,833       --        --
ISG Limited Term Tennessee Tax-Exempt Fund.....   1,884,434       --        --
ISG Tennessee Tax-Exempt Fund..................   8,588,532       --        710
ISG Limited Term Income Fund...................  10,139,790       --      2,137
ISG Income Fund................................   9,644,954     1,482       --
ISG Equity Income Fund.........................   9,365,922     8,300     1,872
ISG Large-Cap Equity Fund......................  25,463,438    26,103    12,507
ISG Capital Growth Fund........................  15,179,534         8     4,977
ISG Mid-Cap Fund...............................   1,693,978       162       --
ISG Small-Cap Opportunity Fund.................   7,345,651   222,506       --
ISG International Equity Fund..................   1,981,306       --        --
ISG Current Income Portfolio...................      66,004       --        --
ISG Moderate Growth & Income Portfolio.........   2,199,685       --        --
ISG Growth & Income Portfolio..................   8,445,591       --        687
ISG Growth Portfolio...........................   1,113,622       --        --
ISG Aggressive Growth Portfolio................   1,722,953       --        --

Issue 3(A):
To approve a new Sub-Investment Advisory Agreement between Lazard Asset
Management, the present sub-adviser to the ISG International Equity Fund, and First American National Bank, on behalf of the ISG International Equity Fund, the terms of which are identical in all material respects to the prior sub-advisory agreement for ISG International Equity Fund.

Fund                                            Affirmative  Against   Abstain
----                                            ----------- --------- ---------
ISG International Equity Fund..................   1,981,306       --        --

Issue 3(B):
To approve a new Sub-Investment Advisory Agreement between Bennett Lawrence
Management, LLC, the present sub-adviser to the ISG Mid-Cap Fund, and First
American National Bank, on behalf of the ISG Mid-Cap Fund, the terms of which are identical in all material respects to the prior sub-advisory agreement for ISG Mid-Cap Fund.

Fund                                            Affirmative  Against   Abstain
----                                            ----------- --------- ---------
ISG Mid-Cap Fund...............................   1,693,978       162       --

Issue 3(C):
To approve a new Sub-Investment Advisory Agreement between Womack Asset
Management, Inc., the present sub-adviser to the ISG Small-Cap Opportunity
Fund, and First American National Bank, on behalf of the ISG Small-Cap
Opportunity Fund, the terms of which are identical in all material respects to the prior sub-advisory agreement for ISG Small-Cap Opportunity Fund.

Fund                                            Affirmative  Against   Abstain
----                                            ----------- --------- ---------
ISG Small-Cap Opportunity Fund.................   7,567,453       704       --

                                   ISG FUNDS
                    3435 Stelzer Road . Columbus, OH 43219


                         INVESTMENT ADVISER/CUSTODIAN
                          First American National Bank
                315 Deaderick Street . Nashville, TN 37237-0401


                                 ADMINISTRATOR
                        BISYS Fund Services Ohio, Inc.
                    3435 Stelzer Road . Columbus, OH 43219


                                  DISTRIBUTOR
                    BISYS Fund Services Limited Partnership
                    3435 Stelzer Road . Columbus, OH 43219


                                TRANSFER AGENT &
                           DIVIDEND DISBURSING AGENT
                        BISYS Fund Services Ohio, Inc.
                    3435 Stelzer Road . Columbus, OH 43219

BISYS Fund Services Limited Partnership is the Funds' distributor and is unaffiliated with First American National Bank, the Funds' adviser.

Investments in the Funds are neither guaranteed by nor obligations of First American National Bank or any other bank and are not insured by the FDIC or any other government agency. Investments in mutual funds involve risk, including the possible loss of principal. This material must be preceded or accompanied by a current prospectus.

                                                        BULK RATE
                                                       U.S. POSTAGE
                                                           PAID
                                                       LANCASTER, PA
                                                        PERMIT 1793




                                                                   ISG-0012-0200